UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811‑21566

Name of Fund:	BlackRock Floating Rate Income Trust (BGT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 12/31/2023
Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund, Inc. (HYT)
BlackRock Credit Allocation Income Trust (BTZ)
BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099‑DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2023

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BHK	$0.538765	$—	$—	$0.356435		$0.895200	60%	—%	—%	40%	100%
HYT	0.680896	—	—	0.253904		0.934800	73	—	—	27	100
BTZ	0.629857	—	—	0.376943		1.006800	63	—	—	37	100
BGT	1.236255	—	—	0.046605		1.282860	96	—	—	4	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Managed Distribution Plan
The Trusts, each with the approval of its Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis.

Trust Name	Amount Per Common Share
BHK	$0.074600
HYT	0.077900
BTZ	0.083900
BGT	0.120280
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Each Trust is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, a Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, a Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, a Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
Each Trust’s Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. Each Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BHK’s, HYT’s and BGT’s prospectus for a more complete description of a Trust’s risks.

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The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12‑month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.
The 10‑year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12‑month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six‑ to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6‑Month	12‑Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3‑month Treasury bills (ICE BofA 3‑Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10‑Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax‑exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f‑4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value‑at‑risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2023	BlackRock Core Bond Trust (BHK)

Investment Objective
BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. Under normal market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that, at the time of investment, are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($10.91)(a)	8.21%
Current Monthly Distribution per Common Share(b)	$ 0.074600
Current Annualized Distribution per Common Share(b)	$ 0.895200
Leverage as of December 31, 2023(c)	33%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$ 10.91	$ 10.38	5.11%	$ 11.68	$ 9.14
Net Asset Value	11.02	10.89	1.19	11.77	9.61
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non‑corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

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Trust Summary as of December 31, 2023 (continued)	BlackRock Core Bond Trust (BHK)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	10.12%	2.64%	4.16%
Trust at Market Price(a)(b)	14.38	4.46	5.00
Bloomberg U.S. Credit Index	8.18	2.45	2.83
Reference Benchmark(c)	7.88	2.26	3.07
Bloomberg U.S. Long Government/Credit Index(d)	7.13	1.12	3.22
Bloomberg Intermediate Credit Index(e)	6.94	2.44	2.46
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(f)	13.44	5.35	4.59
Bloomberg CMBS, Eligible for U.S. Aggregate Index(g)	5.42	1.68	2.06
Bloomberg MBS Index(h)	5.05	0.25	1.38
Bloomberg ABS Index(i)	5.54	1.92	1.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Long Government/Credit Index (40%); Bloomberg Intermediate Credit Index (24%); Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg MBS Index (8%); and Bloomberg ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)
An unmanaged index that is the long component of the Bloomberg U.S. Government/Credit Index. It includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non‑U.S. corporations, non‑U.S. government debt and supranational debt.

(e)
An unmanaged index that is the intermediate component of the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)
An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	An unmanaged index that is the CMBS component of the Bloomberg U.S. Aggregate Index.
(h)
An unmanaged index that is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	An unmanaged index that is the asset-backed securities component of the Bloomberg U.S. Aggregate Index.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Exposure to credit-oriented sectors including high yield corporate bonds, investment grade corporate bonds and collateralized loan obligations contributed to the Trust’s performance over the period. Holdings of agency mortgage-backed securities (“MBS”) also proved additive.
Derivatives were utilized by the Trust in order to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. The Trust’s use of derivatives detracted from performance during the period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust continued to favor agency MBS as a high-quality source of income as well as due to more attractive valuations driven by the spike in interest rate volatility in March 2023 and MBS selling by regional banks. In the fourth quarter of 2023, the Trust reduced the agency MBS allocation in order to take profits after a period of strong performance. The Trust reduced exposure to subordinated bank debt on concerns over pressures on the banking sector. Instead, the Trust maintained its maximum allocation of 25% to high yield bonds given solid U.S. corporate fundamentals.
Describe portfolio positioning at period end.
At period end, the Trust maintained diversified exposure across non‑government spread sectors, including investment grade and high yield corporate bonds, commercial mortgage-backed securities, asset-backed securities and, to a lesser degree, non‑agency MBS. The Trust also held exposure to government-related sectors such as U.S. Treasuries, agency debt and agency MBS.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2023 (continued)	BlackRock Core Bond Trust (BHK)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	Percentage of Total Investments
Corporate Bonds	44.1%
U.S. Government Sponsored Agency Securities	14.3
U.S. Treasury Obligations	12.1
Asset-Backed Securities	10.2
Non‑Agency Mortgage-Backed Securities	9.3
Preferred Securities	5.0
Municipal Bonds	2.3
Floating Rate Loan Interests	1.5
Foreign Agency Obligations	1.2
CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments
AAA/Aaa(c)	35.3%
AA/Aa	4.0
A	12.4
BBB/Baa	19.5
BB/Ba	11.0
B	9.8
CCC/Caa	2.3
CC	0.2
C	—	(d)
N/R(e)	5.5

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of not‑rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(d)	Rounds to less than 0.1% of total investments.
(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

Investment Objective
BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($9.43)(a)	9.91%
Current Monthly Distribution per Common Share(b)	$ 0.077900
Current Annualized Distribution per Common Share(b)	$ 0.934800
Leverage as of December 31, 2023(c)	30%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$9.43	$8.74	7.89%	$9.56	$8.24
Net Asset Value	9.73	9.25	5.19	9.85	8.85
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2023 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	16.80%	7.18%	5.90%
Trust at Market Price(a)(b)	19.80	9.57	6.29
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	13.44	5.35	4.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
High yield corporate bonds experienced strong positive returns during the reporting period, as credit sentiment was supported by continued declines in inflation and resilient economic data.
From a sector perspective, technology, independent energy, and cable and satellite were the largest contributors to the Trust’s performance over the reporting period. Notably, all of the portfolio’s high yield sector exposures posted positive returns. By credit rating, B‑rated bonds were the largest contributors to return while issues in the BB and CCC ratings categories were also meaningful contributors. From an asset allocation perspective, high yield was the most meaningful contributor to returns, although tactical allocations to bank loans and investment grade corporate bonds were also additive.
There were no meaningful detractors from performance on an absolute basis.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
While key positioning themes remained broadly consistent, the Trust tactically navigated sector- and issuer-level positioning to take advantage of market opportunities. Exposure to bank loans and investment grade issues was reduced throughout the period as more interesting relative value developed in high yield bonds. Liquid product usage was active across total return swaps, high yield ETFs, and index credit default swaps. The Trust also increased its allocation to B‑rated credits.
Describe portfolio positioning at period end.
The Trust was underweight BB‑rated credits and overweight issues in the B ratings category as well as select CCC‑rated bonds. The Trust continued to hold meaningful tactical allocations to bank loans and investment grade issues, although as noted these exposures were trimmed over the period in favor of high yield corporate bonds. The largest sector weights included technology, independent energy, midstream, cable and satellite, and healthcare.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of December 31, 2023 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	Percentage of Total Investments
Corporate Bonds	88.2%
Floating Rate Loan Interests	8.7
Preferred Securities	2.5
Other*	0.6
CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments
A	0.1%
BBB/Baa	6.0
BB/Ba	38.6
B	43.6
CCC/Caa	8.9
C	—	(c)
N/R	2.8

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1% of total investments.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Investment Objective
BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($10.32)(a)	9.76%
Current Monthly Distribution per Common Share(b)	$ 0.083900
Current Annualized Distribution per Common Share(b)	$ 1.006800
Leverage as of December 31, 2023(c)	35%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$10.32	$10.10	2.18%	$11.46	$9.12
Net Asset Value	11.59	11.19	3.57	12.00	10.43
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non‑corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	14.24%	5.37%	4.94%
Trust at Market Price(a)(b)	12.70	6.28	5.06
Reference Benchmark(c)	9.94	3.63	3.64
Bloomberg U.S. Credit Index	8.18	2.45	2.83
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(d)	13.44	5.35	4.59
Bloomberg USD Capital Securities Index(e)	9.13	3.90	4.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Credit Index (50.36%), the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg USD Capital Securities Index (19.71%).

(d)
An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged index that tracks fixed-rate, investment grade capital securities denominated in USD.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Contributions to the Trust’s performance over the reporting period were led by broad U.S. credit exposures, in particular to investment grade corporate bonds and high yield corporate bonds. Allocations to preferred securities as well as to floating rate bank loans and collateralized loan obligations (“CLOs”) also proved additive. Exposure to European corporate credit, Asian corporate credit and emerging market bonds contributed modestly.
The Trust’s stance with respect to duration and corresponding interest rate sensitivity detracted from performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
Over the period, the Trust increased exposure to both high yield and investment grade corporate bonds. The Trust also increased exposure to CLOs while favoring more well-protected structures. The Trust decreased exposure to preferred securities, European corporate credit and emerging markets. The Trust’s use of leverage decreased over the period.
Describe portfolio positioning at period end.
At period end, the Trust was positioned relatively conservatively given a higher cost of capital environment alongside the fourth quarter’s bond market rally and tightening of credit spreads which may have pulled forward some of 2024’s potential performance upside. In this vein, the Trust had significant allocations to higher quality investment grade corporate bonds and CLOs.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2023 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	Percentage of Total Investments
Corporate Bonds	71.5%
Asset-Backed Securities	9.6
Preferred Securities	7.7
U.S. Government Sponsored Agency Securities	4.5
Floating Rate Loan Interests	4.3
Foreign Agency Obligations	1.6
Other*	0.8
CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments
AAA/Aaa(c)	9.7%
AA/Aa	3.7
A	12.2
BBB/Baa	35.4
BB/Ba	19.7
B	16.2
CCC/Caa	2.3
CC	—	(d)
N/R(e)	0.8

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(d)	Rounds to less than 0.1% of total investments.
(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of December 31, 2023	BlackRock Floating Rate Income Trust (BGT)

Investment Objective
BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal market conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non‑U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($12.38)(a)	11.66%
Current Monthly Distribution per Common Share(b)	$ 0.120280
Current Annualized Distribution per Common Share(b)	$ 1.443360
Leverage as of December 31, 2023(c)	25%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$12.38	$10.94	13.16%	$12.38	$10.78
Net Asset Value	12.90	12.43	3.78	12.95	12.42
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2023 (continued)	BlackRock Floating Rate Income Trust (BGT)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	15.69%	7.08%	5.43%
Trust at Market Price(a)(b)	26.14	9.33	5.58
Morningstar LSTA Leveraged Loan Index	13.32	5.80	4.42

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Bank loans performed well in 2023, as investors gravitated toward asset classes with the ability to perform well when interest rates were rising. In addition, the backdrop of falling inflation and continued economic growth fueled positive returns for the credit-sensitive areas of the fixed-income market.
The Trust’s allocation to B rated issues made the largest contribution to absolute performance, followed by BBs and CCCs, respectively. Its allocation to the technology and consumer cyclicals sectors also contributed. On the other hand, its position in CC rated securities was a slight detractor.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust’s allocation to BBB rated issues increased. It moved from an underweight to an overweight in BBs and reduced the extent of its overweight in CCCs. The Trust shifted from a slight overweight to a slight underweight in B2 rated bonds, while its overweight in B1s increased.
The Trust continued to use liquid, index-based derivatives in the loan and high yield markets to manage its positioning.
Describe portfolio positioning at period end.
The Trust was overweight in BBBs and BBs. It also maintained a small overweight in CCCs to capitalize on idiosyncratic opportunities, although the investment adviser took advantage of the markets to reduce some of the position. While technology continued to be the Trust’s largest absolute allocation at the sector level due to its large index weighting, the Trust was underweight in relative terms. The Trust’s active sector weightings were largely informed by bottom‑up security selection, although top‑down considerations also played a role in the investment adviser’s outlook on individual securities. The Trust’s out‑of‑benchmark allocations remained limited.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Floating Rate Income Trust (BGT)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	Percentage of Total Investments
Floating Rate Loan Interests	95.7%
Corporate Bonds	1.6
Asset-Backed Securities	1.6
Other*	1.1
CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments
BBB/Baa	8.4%
BB/Ba	24.5
B	58.3
CCC/Caa	6.0
CC	—	(c)
N/R(d)	2.8

(a)	Excludes short-term securities.
(b)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1% of total investments.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	17

Schedule of Investments December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding CLO Ltd.(a)(b)
Series 2019‑4A, Class CR, (3‑mo. CME Term SOFR + 2.66%), 8.08%, 04/20/30	USD	500	$499,234
Series 2019‑4A, Class DR, (3‑mo. CME Term SOFR + 3.91%), 9.33%, 04/20/30		600	592,143
AGL CLO Ltd., Series 2020‑3A, Class D, (3‑mo. CME Term SOFR + 3.56%), 8.96%, 01/15/33(a)(b)		250	245,045
ALM Ltd., Series 2020‑1A, Class D, (3‑mo. CME Term SOFR + 6.26%), 11.66%, 10/15/29(a)(b)		285	278,198
Anchorage Capital CLO Ltd.(a)(b)
Series 2013‑1A, Class A2R, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 10/13/30		380	380,458
Series 2013‑1A, Class CR, (3‑mo. CME Term SOFR + 3.46%), 8.86%, 10/13/30		720	713,500
Apidos CLO XXII, Series 2015‑22A, Class CR, (3-mo. CME Term SOFR + 3.21%), 8.63%, 04/20/31(a)(b)		250	245,523
Apidos CLO XXIV, Series 2016‑24A, Class A1AL, (3‑mo. CME Term SOFR + 1.21%), 6.63%, 10/20/30(a)(b)		500	499,088
Apidos CLO XXVI, Series 2017‑26A, Class A1AR, (3‑mo. CME Term SOFR + 1.16%), 6.56%, 07/18/29(a)(b)		880	879,271
Apidos CLO XXVII, Series 2017‑27A, Class A1R, (3‑mo. CME Term SOFR + 1.19%), 6.59%, 07/17/30(a)(b)		214	213,496
ASSURANT CLO I Ltd., Series 2017‑1A, Class CR, (3‑mo. CME Term SOFR + 2.41%), 7.83%, 10/20/34(a)(b)		500	492,041
Bain Capital Credit CLO Ltd.(a)(b)
Series 2021‑3A, Class D, (3‑mo. CME Term SOFR + 3.36%), 8.76%, 07/24/34		250	240,416
Series 2021‑5A, Class B, (3‑mo. CME Term SOFR + 1.91%), 7.32%, 10/23/34		500	495,170
Ballyrock CLO Ltd., Series 2022‑21A, Class D, (3-mo. CME Term SOFR + 8.76%), 14.18%, 10/20/35(a)(b)		500	499,468
Barings CLO Ltd., Series 2017‑1A, Class D, (3‑mo. CME Term SOFR + 3.86%), 9.26%, 07/18/29(a)(b)		250	249,964
Benefit Street Partners CLO II Ltd., Series 2013‑IIA, Class A1R2, (3‑mo. CME Term SOFR + 1.13%), 6.53%, 07/15/29(a)(b)		44	44,495
Birch Grove CLO Ltd.(a)(b)
Series 19A, Class DR, (3‑mo. CME Term SOFR + 3.61%), 9.00%, 06/15/31		1,000	996,309
Series 2021‑3A, Class D1, (3‑mo. CME Term SOFR + 3.46%), 8.86%, 01/19/35		250	246,600
BlueMountain CLO XXVIII Ltd., Series 2021‑28A, Class D, (3‑mo. CME Term SOFR + 3.16%), 8.56%, 04/15/34(a)(b)		500	487,990
Buttermilk Park CLO Ltd., Series 2018‑1A, Class D, (3‑mo. CME Term SOFR + 3.36%), 8.76%, 10/15/31(a)(b)		250	243,555
Canyon Capital CLO Ltd.(a)(b)
Series 2016‑1A, Class CR, (3‑mo. CME Term SOFR + 2.16%), 7.56%, 07/15/31		250	246,859
Series 2021‑2A, Class D, (3‑mo. CME Term SOFR + 3.61%), 9.01%, 04/15/34		500	486,659
Carlyle Global Market Strategies CLO Ltd.(a)(b)
Series 2013‑1A, Class A1RR, (3‑mo. CME Term SOFR + 1.21%), 6.59%, 08/14/30		165	165,139

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd.(a)(b) (continued)
Series 2013‑1A, Class CR, (3‑mo. CME Term SOFR + 3.61%), 8.99%, 08/14/30	USD	1,000	$983,617
CarVal CLO II Ltd., Series 2019‑1A, Class DR, (3-mo. CME Term SOFR + 3.46%), 8.88%, 04/20/32(a)(b)		500	481,933
CarVal CLO III Ltd., Series 2019‑2A, Class E, (3‑mo. CME Term SOFR + 6.70%), 12.12%, 07/20/32(a)(b)		500	479,718
CarVal CLO VC Ltd., Series 2021‑2A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.91%, 10/15/34(a)(b)		250	239,923
CBAM Ltd., Series 2017‑1A, Class C, (3‑mo. CME Term SOFR + 2.66%), 8.08%, 07/20/30(a)(b)		350	348,413
Cedar Funding IX CLO Ltd.(a)(b)
Series 2018‑9A, Class A1, (3‑mo. CME Term SOFR + 1.24%), 6.66%, 04/20/31		246	245,698
Series 2018‑9A, Class D, (3‑mo. CME Term SOFR + 2.86%), 8.28%, 04/20/31		250	240,837
Cedar Funding VII CLO Ltd., Series 2018‑7A, Class A1, (3‑mo. CME Term SOFR + 1.26%), 6.68%, 01/20/31(a)(b)		471	471,035
Cedar Funding X CLO Ltd., Series 2019‑10A, Class BR, (3‑mo. CME Term SOFR + 1.86%), 7.28%, 10/20/32(a)(b)		930	922,688
Cedar Funding XIV CLO Ltd., Series 2021‑14A, Class B, (3‑mo. CME Term SOFR + 1.86%), 7.26%, 07/15/33(a)(b)		500	495,373
Cedar Funding XV CLO Ltd., Series 2022‑15A, Class B, (3‑mo. CME Term SOFR + 1.80%), 7.22%, 04/20/35(a)(b)		400	395,002
CIFC Funding Ltd.(a)(b)
Series 2013‑1A, Class CR, (3‑mo. CME Term SOFR + 3.81%), 9.21%, 07/16/30		500	497,735
Series 2014‑2RA, Class B1, (3‑mo. CME Term SOFR + 3.06%), 8.46%, 04/24/30		750	743,812
Series 2014‑3A, Class BR2, (3‑mo. CME Term SOFR + 2.06%), 7.47%, 10/22/31		250	248,973
Series 2015‑1A, Class ARR, (3‑mo. CME Term SOFR + 1.37%), 6.78%, 01/22/31		929	930,656
Series 2015‑3A, Class AR, (3‑mo. CME Term SOFR + 1.13%), 6.53%, 04/19/29		180	179,618
Series 2017‑2A, Class AR, (3‑mo. CME Term SOFR + 1.21%), 6.63%, 04/20/30		448	447,642
Series 2017‑4A, Class A1R, (3‑mo. CME Term SOFR + 1.21%), 6.61%, 10/24/30		422	421,222
Series 2019‑1A, Class DR, (3‑mo. CME Term SOFR + 3.36%), 8.78%, 04/20/32		500	498,310
Series 2020‑1A, Class DR, (3‑mo. CME Term SOFR + 3.36%), 8.76%, 07/15/36		500	489,694
Series 2022‑7A, Class C, (3‑mo. CME Term SOFR + 3.85%), 9.26%, 10/22/35		500	503,539
Series 2022‑7A, Class D, (3‑mo. CME Term SOFR + 5.35%), 10.76%, 10/22/35		600	600,417
CWHEQ Revolving Home Equity Loan Trust, Series 2006‑I, Class 1A, (1‑mo. Term SOFR + 0.25%), 5.62%, 01/15/37(a)		970	880,821
Dewolf Park CLO Ltd., Series 2017‑1A, Class DR, (3‑mo. CME Term SOFR + 3.11%), 8.51%, 10/15/30(a)(b)		280	276,299

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dryden CLO Ltd.(a)(b)
Series 2017‑53A, Class B, (3‑mo. CME Term SOFR + 1.66%), 7.06%, 01/15/31	USD	1,320	$1,312,526
Series 2018‑64A, Class D, (3‑mo. CME Term SOFR + 2.91%), 8.31%, 04/18/31		1,250	1,224,497
Series 2020‑78A, Class D, (3‑mo. CME Term SOFR + 3.26%), 8.66%, 04/17/33		250	245,631
Series 2022-106A, Class C, (3‑mo. CME Term SOFR + 3.90%), 9.29%, 10/15/35		500	503,556
Dryden Senior Loan Fund(a)(b)
Series 2015‑37A, Class AR, (3‑mo. CME Term SOFR + 1.36%), 6.76%, 01/15/31		236	236,466
Series 2017‑50A, Class B, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 07/15/30		250	249,705
Dryden XXVIII Senior Loan Fund(a)(b)
Series 2013‑28A, Class A1LR, (3‑mo. CME Term SOFR + 1.46%), 6.85%, 08/15/30		220	220,137
Series 2013‑28A, Class B1LR, (3‑mo. CME Term SOFR + 3.41%), 8.80%, 08/15/30		1,000	981,197
Eaton Vance CLO Ltd., Series 2015‑1A, Class A2R, (3‑mo. CME Term SOFR + 1.51%), 6.93%, 01/20/30(a)(b)		1,000	986,871
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021‑A, Class B, 3.50%, 11/25/50(b)		110	87,932
Elmwood CLO 21 Ltd., Series 2022‑8A, Class CR, (3‑mo. CME Term SOFR + 2.70%), 8.12%, 10/20/36(a)		500	499,633
Elmwood CLO IV Ltd., Series 2020‑1A, Class B, (3‑mo. CME Term SOFR + 1.96%), 7.36%, 04/15/33(a)(b)		250	249,854
Elmwood CLO V Ltd., Series 2020‑2A, Class CR, (3‑mo. CME Term SOFR + 2.26%), 7.68%, 10/20/34(a)(b)		436	432,716
Elmwood CLO VI Ltd., Series 2020‑3A, Class BR, (3‑mo. CME Term SOFR + 1.91%), 7.33%, 10/20/34(a)(b)		250	249,878
Fairstone Financial Issuance Trust I, Series 2020‑1A, Class C, 5.16%, 10/20/39(b)	CAD	170	119,401
Flatiron CLO Ltd., Series 2018‑1A, Class A, (3‑mo. CME Term SOFR + 1.21%), 6.61%, 04/17/31(a)(b)	USD	1,280	1,278,584
Galaxy CLO Ltd., Series 2023‑31A, Class E, (3‑mo. CME Term SOFR + 8.43%), 13.82%, 04/15/36(a)(b)		350	351,270
Galaxy XX CLO Ltd., Series 2015‑20A, Class CR, (3‑mo. CME Term SOFR + 2.01%), 7.43%, 04/20/31(a)(b)		250	249,879
Galaxy XXIII CLO Ltd., Series 2017‑23A, Class AR, (3‑mo. CME Term SOFR + 1.13%), 6.53%, 04/24/29(a)(b)		248	247,582
Galaxy XXVII CLO Ltd., Series 2018‑27A, Class A, (3‑mo. CME Term SOFR + 1.28%), 6.67%, 05/16/31(a)(b)		1,825	1,822,242
Generate CLO Ltd.(a)(b)
Series 2A, Class AR, (3‑mo. CME Term SOFR + 1.41%), 6.82%, 01/22/31		232	232,370
Series 4A, Class DR, (3‑mo. CME Term SOFR + 3.41%), 8.83%, 04/20/32		1,500	1,464,282
Series 6A, Class DR, (3‑mo. CME Term SOFR + 3.76%), 9.17%, 01/22/35		750	758,730

Security		Par (000)	Value

Asset-Backed Securities (continued)
GoldenTree Loan Management U.S. CLO Ltd.(a)(b)
Series 2018‑3A, Class B1, (3‑mo. CME Term SOFR + 1.81%), 7.23%, 04/20/30	USD	250	$249,928
Series 2019‑5A, Class BR, (3‑mo. CME Term SOFR + 1.86%), 7.26%, 04/24/31		500	499,853
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (3‑mo. CME Term SOFR + 1.86%), 7.25%, 10/29/29(a)(b)		1,500	1,499,250
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class DR, (3‑mo. CME Term SOFR + 3.31%), 8.73%, 07/20/31(a)(b)		250	247,592
Golub Capital Partners CLO Ltd., Series 2021‑55A, Class E, (3‑mo. CME Term SOFR + 6.82%), 12.24%, 07/20/34(a)(b)		250	249,403
Gracie Point International Funding, Series 2023‑1, Class D, (3‑mo. SOFR + 4.50%), 9.72%, 09/01/26(a)		162	161,598
Grippen Park CLO Ltd., Series 2017‑1A, Class D, (3‑mo. CME Term SOFR + 3.56%), 8.98%, 01/20/30(a)(b)		250	250,075
Highbridge Loan Management, Series 3A‑2014, Class CR, (3‑mo. CME Term SOFR + 3.86%), 9.26%, 07/18/29(a)(b)		1,000	990,337
Litigation Fee Residual, Series 2020‑1, Class A, 4.00%, 10/30/27(c)		460	450,092
Long Beach Mortgage Loan Trust, Series 2006‑8, Class 2A4, (1‑mo. Term SOFR + 0.59%), 5.95%, 09/25/36(a)		6,035	1,648,132
Madison Park Funding LIV Ltd., Series 2022‑54A, Class E1, (3‑mo. CME Term SOFR + 8.95%), 14.36%, 10/21/34(a)(b)		263	266,257
Madison Park Funding XLVIII Ltd., Series 2021‑48A, Class E, (3‑mo. CME Term SOFR + 6.51%), 11.91%, 04/19/33(a)		500	495,018
Madison Park Funding XVII Ltd., Series 2015‑17A, Class DR, (3‑mo. CME Term SOFR + 3.86%), 9.27%, 07/21/30(a)(b)		1,000	985,364
Madison Park Funding XXIII Ltd.(a)(b)
Series 2017‑23A, Class AR, (3‑mo. CME Term SOFR + 1.23%), 6.62%, 07/27/31		970	969,878
Series 2017‑23A, Class CR, (3‑mo. CME Term SOFR + 2.26%), 7.65%, 07/27/31		600	599,369
Madison Park Funding XXV Ltd.(a)(b)
Series 2017‑25A, Class A1R, (3‑mo. CME Term SOFR + 1.23%), 6.61%, 04/25/29		1,435	1,434,690
Series 2017‑25A, Class A2R, (3‑mo. CME Term SOFR + 1.91%), 7.29%, 04/25/29		250	250,251
Madison Park Funding XXXI Ltd., Series 2018‑31A, Class D, (3‑mo. CME Term SOFR + 3.26%), 8.67%, 01/23/31(a)(b)		625	615,144
Madison Park Funding XXXIV Ltd., Series 2019‑34A, Class DR, (3‑mo. CME Term SOFR + 3.61%), 8.99%, 04/25/32(a)(b)		250	249,430
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 07/15/33(a)(b)		900	900,281
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class C, (3‑mo. CME Term SOFR + 2.16%), 7.56%, 07/17/34(a)(b)		250	247,534

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Marble Point CLO XVII Ltd., Series 2020‑1A, Class D, (3‑mo. CME Term SOFR + 4.01%), 9.43%, 04/20/33(a)(b)	USD	250	$242,026
Marble Point CLO XXIII Ltd., Series 2021‑4A, Class D1, (3‑mo. CME Term SOFR + 3.91%), 9.32%, 01/22/35(a)(b)		250	249,598
Mariner Finance Issuance Trust, Series 2022‑AA, Class A, 6.45%, 10/20/37(b)		515	518,568
Navient Private Education Refi Loan Trust(b)
Series 2019‑D, Class A2A, 3.01%, 12/15/59		517	485,649
Series 2019‑GA, Class A, 2.40%, 10/15/68		186	174,409
Series 2021‑CA, Class A, 1.06%, 10/15/69		808	700,527
Series 2021‑DA, Class C, 3.48%, 04/15/60		770	681,338
Series 2021‑DA, Class D, 4.00%, 04/15/60		440	399,475
Series 2021‑EA, Class A, 0.97%, 12/16/69		948	817,009
Series 2023‑A, Class A, 5.51%, 10/15/71		167	166,511
Nelnet Student Loan Trust(b)
Series 2021‑A, Class D, 4.93%, 04/20/62		460	382,836
Series 2021‑BA, Class B, 2.68%, 04/20/62		1,983	1,624,546
Series 2021‑CA, Class AFL, (1‑mo. Term SOFR + 0.85%), 6.21%, 04/20/62(a)		382	375,346
Neuberger Berman CLO XXII Ltd., Series 2016‑22A, Class BR, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 10/17/30(a)(b)		250	249,779
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2017‑25A, Class AR, (3‑mo. CME Term SOFR + 1.19%), 6.59%, 10/18/29		1,224	1,224,471
Series 2020‑37A, Class CR, (3‑mo. CME Term SOFR + 2.06%), 7.48%, 07/20/31		1,163	1,151,812
Neuberger Berman Loan Advisers NBLA CLO Ltd., Series 2022‑52A, Class D, (3‑mo. CME Term SOFR + 5.75%), 11.15%, 10/24/35(a)(b)		568	565,116
OCP CLO Ltd.(a)(b)
Series 2015‑9A, Class BR2, (3‑mo. CME Term SOFR + 1.75%), 7.14%, 01/15/33		250	247,934
Series 2017‑13A, Class A1AR, (3‑mo. CME Term SOFR + 1.22%), 6.62%, 07/15/30		971	969,764
Series 2017‑14A, Class A2, (3‑mo. CME Term SOFR + 1.76%), 7.13%, 11/20/30		1,620	1,615,143
Octagon 54 Ltd., Series 2021‑1A, Class D, (3‑mo. CME Term SOFR + 3.31%), 8.71%, 07/15/34(a)(b)		250	242,583
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A1RR, (3‑mo. CME Term SOFR + 1.23%), 6.63%, 07/19/30(a)(b)		2,514	2,510,414
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class BR2, (3‑mo. CME Term SOFR + 1.66%), 7.04%, 01/25/31(a)(b)		500	496,869
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class AAR3, (3‑mo. CME Term SOFR + 1.26%), 6.64%, 02/14/31(a)(b)		250	249,591
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3‑mo. CME Term SOFR + 3.01%), 8.42%, 01/22/30(a)(b)		500	476,235
OZLM VIII Ltd., Series 2014‑8A, Class CRR, (3‑mo. CME Term SOFR + 3.41%), 8.81%, 10/17/29(a)(b)		875	873,121
OZLM XXI Ltd., Series 2017‑21A, Class C, (3‑mo. CME Term SOFR + 2.93%), 8.35%, 01/20/31(a)(b)		1,000	974,144
Palmer Square CLO Ltd.(a)
Series 2013‑2A, Class A2R3, (3‑mo. CME Term SOFR + 1.76%), 7.16%, 10/17/31(b)		250	249,331

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square CLO Ltd.(a) (continued)
Series 2015‑2A, Class CR2, (3‑mo. CME Term SOFR + 3.01%), 8.43%, 07/20/30(b)	USD	250	$248,460
Series 2020-3ARR, Class A1R2, (3‑mo. CME Term SOFR + 1.65%), 7.02%, 11/15/36(c)		250	250,025
Series 2020-3ARR, Class A2R2, (3‑mo. CME Term SOFR + 2.30%), 7.67%, 11/15/36(c)		250	250,025
Series 2022‑4A, Class C, (3‑mo. CME Term SOFR + 4.00%), 9.42%, 10/20/35(b)		1,000	1,010,714
Palmer Square Loan Funding Ltd.(a)(b)
Series 2021‑1A, Class A1, (3‑mo. CME Term SOFR + 1.16%), 6.58%, 04/20/29		84	84,038
Series 2021‑2A, Class A1, (3‑mo. CME Term SOFR + 1.06%), 6.43%, 05/20/29		110	110,143
Series 2021‑3A, Class A1, (3‑mo. CME Term SOFR + 1.06%), 6.48%, 07/20/29		402	401,511
Park Avenue Institutional Advisers CLO Ltd., Series 2017‑1A, Class DR, (3‑mo. CME Term SOFR + 7.07%), 12.45%, 02/14/34(a)(b)		1,300	1,209,105
PPM CLO Ltd., Series 2019‑2A, Class DR, (3‑mo. CME Term SOFR + 3.66%), 9.06%, 04/16/32(a)(b)		250	242,767
Prodigy Finance DAC, Series 2021‑1A, Class C, (1‑mo. Term SOFR + 3.86%), 9.22%, 07/25/51(a)(b)		86	86,164
Rad CLO Ltd., Series 2019‑3A, Class DR, (3‑mo. CME Term SOFR + 3.01%), 8.41%, 04/15/32(a)(b)		400	394,237
Regatta XI Funding Ltd., Series 2018‑1A, Class D, (3‑mo. CME Term SOFR + 3.11%), 8.51%, 07/17/31(a)(b)		370	363,165
Regatta XVIII Funding Ltd., Series 2021‑1A, Class B, (3‑mo. CME Term SOFR + 1.71%), 7.11%, 01/15/34(a)(b)		850	845,092
Regional Management Issuance Trust, Series 2022-2B, Class A, 7.10%, 11/17/32(b)		200	201,841
Republic Finance Issuance Trust, Series 2020‑A, Class C, 4.05%, 11/20/30(b)		240	227,459
Romark CLO Ltd., Series 2017‑1A, Class B, (3‑mo. CME Term SOFR + 2.41%), 7.82%, 10/23/30(a)(b)		500	497,704
RRX Ltd., Series 2020‑1A, Class E, (3‑mo. CME Term SOFR + 6.71%), 12.11%, 04/15/33(a)(b)		500	493,167
Shackleton CLO Ltd., Series 2015‑7RA, Class C, (3‑mo. CME Term SOFR + 2.61%), 8.01%, 07/15/31(a)(b)		250	246,689
Signal Peak CLO Ltd., Series 2017‑4A, Class XR, (3‑mo. CME Term SOFR + 1.21%), 6.59%, 10/26/34(a)(b)		1,100	1,099,802
SMB Private Education Loan Trust
Series 2019‑A, Class A2A, 3.44%, 07/15/36(b)		1,239	1,191,941
Series 2019‑B, Class A2A, 2.84%, 06/15/37(b)		246	232,837
Series 2021‑A, Class A2B, 1.59%, 01/15/53(b)		359	318,007
Series 2021‑C, Class C, 3.00%, 01/15/53(b)		143	123,047
Series 2021‑C, Class D, 3.93%, 01/15/53(b)		141	130,657
Series 2021‑D, Class A1A, 1.34%, 03/17/53(b)		1,105	993,933
Series 2022‑C, Class A1A, 4.48%, 05/16/50(b)		344	333,348
Series 2023‑B, Class A1B, (30‑day Avg SOFR + 1.80%), 7.14%, 10/16/56(a)(b)		225	227,347
Series 2023‑C, Class A1A, 5.67%, 11/15/52		1,604	1,612,034
Sterling COOFS Trust(c)
Series 2004‑1, Class A, 2.36%, 04/15/29		700	7,002
Series 2004‑2, Class Note, 2.08%, 03/30/30(b)		437	4,373

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002‑AL1, Class A2, 3.45%, 02/25/32	USD	31	$26,834
Symphony CLO XXXII Ltd., Series 2022‑32A, Class B, (3‑mo. CME Term SOFR + 1.85%), 7.26%, 04/23/35(a)(b)		600	593,595
TCI‑Symphony CLO Ltd., Series 2017‑1A, Class AR, (3‑mo. CME Term SOFR + 1.19%), 6.59%, 07/15/30(a)(b)		463	462,947
TCW CLO Ltd., Series 2020‑1A, Class DRR, (3‑mo. CME Term SOFR + 3.66%), 9.08%, 04/20/34(a)(b)		250	237,438
TICP CLO IX Ltd., Series 2017‑9A, Class D, (3‑mo. CME Term SOFR + 3.16%), 8.58%, 01/20/31(a)(b)		500	499,946
TICP CLO XV Ltd., Series 2020‑15A, Class D, (3‑mo. CME Term SOFR + 3.41%), 8.83%, 04/20/33(a)(b)		250	246,932
Trestles CLO Ltd.(a)(b)
Series 2017‑1A, Class B1R, (3‑mo. CME Term SOFR + 2.01%), 7.39%, 04/25/32		1,750	1,726,972
Series 2017‑1A, Class CR, (3‑mo. CME Term SOFR + 3.16%), 8.54%, 04/25/32		250	243,527
Trimaran CAVU Ltd.(a)
Series 2019‑2A, Class C, (3‑mo. CME Term SOFR + 4.98%), 10.38%, 11/26/32(b)		500	498,434
Series 2021‑2A, Class D1, (3‑mo. CME Term SOFR + 3.51%), 8.89%, 10/25/34(b)		500	490,819
Series 2022‑1, Class E, (3‑mo. CME Term SOFR + 9.08%), 14.49%, 10/22/35		500	500,456
Series 2022‑2A, Class D, (3‑mo. CME Term SOFR + 6.12%), 11.54%, 01/20/36(b)		400	407,877
Series 2023‑1, Class E, (3‑mo. CME Term SOFR + 8.94%), 14.28%, 07/20/36		500	498,671
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32(d)	GBP	6	7,688
Voya CLO Ltd.(a)(b)
Series 2014‑2A, Class A1RR, (3‑mo. CME Term SOFR + 1.28%), 6.68%, 04/17/30	USD	158	158,159
Series 2017‑2A, Class A2AR, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 06/07/30		250	249,979
Series 2017‑4A, Class A1, (3‑mo. CME Term SOFR + 1.39%), 6.79%, 10/15/30		196	195,662
Series 2018‑2A, Class A2, (3‑mo. CME Term SOFR + 1.51%), 6.91%, 07/15/31		1,000	989,150
Series 2022‑4A, Class C, (3‑mo. CME Term SOFR + 4.05%), 9.47%, 10/20/33		1,000	1,000,023
Whetstone Park CLO Ltd., Series 2021‑1A, Class B1, (3‑mo. CME Term SOFR + 1.86%), 7.28%, 01/20/35(a)(b)		725	721,740
Whitebox CLO I Ltd., Series 2019‑1A, Class CR, (3‑mo. CME Term SOFR + 3.31%), 8.71%, 07/24/32(a)(b)		500	492,507
Whitebox CLO II Ltd., Series 2020‑2A, Class DR, (3‑mo. CME Term SOFR + 3.61%), 9.01%, 10/24/34(a)(b)		500	484,150

Security		Par (000)	Value

Asset-Backed Securities (continued)
Whitebox CLO III Ltd.(a)(b)
Series 2021‑3A, Class D, (3‑mo. CME Term SOFR + 3.61%), 9.01%, 10/15/34	USD	250	$245,415
Series 2021‑3A, Class E, (3‑mo. CME Term SOFR + 7.11%), 12.51%, 10/15/34		250	246,232

Total Asset-Backed Securities — 15.5% (Cost: $93,445,277)			92,303,943

Corporate Bonds

Aerospace & Defense — 2.5%
Boeing Co. 2.95%, 02/01/30		800	720,741
3.60%, 05/01/34		550	485,946
Bombardier, Inc.(b) 7.13%, 06/15/26(e)		425	423,016
7.88%, 04/15/27(e)		122	122,021
6.00%, 02/15/28(e)		667	649,842
7.50%, 02/01/29		90	91,492
8.75%, 11/15/30		294	313,023
7.45%, 05/01/34		100	114,000
Embraer Netherlands Finance BV, 7.00%, 07/28/30(b)		263	274,806
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26(b)(e)		200	195,471
L3Harris Technologies, Inc. 2.90%, 12/15/29		1,200	1,084,378
1.80%, 01/15/31		300	246,404
Lockheed Martin Corp., 3.80%, 03/01/45		800	687,771
Northrop Grumman Corp. 4.70%, 03/15/33		400	403,398
3.85%, 04/15/45		850	713,960
Rolls-Royce PLC, 5.75%, 10/15/27(b)		400	400,687
RTX Corp. 2.38%, 03/15/32		1,000	833,349
5.15%, 02/27/33		900	917,230
4.50%, 06/01/42		300	272,434
Spirit AeroSystems, Inc.(b) 9.38%, 11/30/29(e)		296	323,905
9.75%, 11/15/30		279	299,918
TransDigm, Inc.(b) 6.25%, 03/15/26(e)		2,900	2,894,990
6.75%, 08/15/28		1,232	1,260,437
7.13%, 12/01/31		635	665,426
Triumph Group, Inc., 9.00%, 03/15/28(b)		703	747,531

			15,142,176

Air Freight & Logistics — 0.2%
FedEx Corp., 4.75%, 11/15/45(e)		1,250	1,151,594

Automobile Components — 0.6%
Aptiv PLC, 4.40%, 10/01/46		465	376,328
Clarios Global LP, 6.75%, 05/15/25(b)		237	239,086

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobile Components (continued)
Clarios Global LP/Clarios U.S. Finance Co. 4.38%, 05/15/26(d)	EUR	200	$218,910
6.25%, 05/15/26(b)(e)	USD	371	371,482
8.50%, 05/15/27(b)(e)		1,287	1,291,486
6.75%, 05/15/28(b)		366	373,399
Dana Financing Luxembourg SARL, 8.50%, 07/15/31(d)	EUR	100	120,580
Forvia SE, 3.75%, 06/15/28(d)		100	108,037
Goodyear Tire & Rubber Co., 5.63%, 04/30/33	USD	81	72,607
Tenneco, Inc., 8.00%, 11/17/28(b)		15	12,806
ZF Finance GmbH, 3.75%, 09/21/28(d)	EUR	100	106,334

			3,291,055

Automobiles — 0.8%
Asbury Automotive Group, Inc., 4.50%, 03/01/28	USD	10	9,497
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		111	109,890
Ford Motor Co. 6.10%, 08/19/32(e)		168	169,349
4.75%, 01/15/43		2,000	1,650,959
General Motors Co., 6.25%, 10/02/43		2,506	2,556,429
LCM Investments Holdings II LLC(b) 4.88%, 05/01/29		55	51,090
8.25%, 08/01/31		172	179,517
RCI Banque SA, (5‑year EUR Swap + 2.85%), 2.63%, 02/18/30(a)(d)	EUR	100	106,752

			4,833,483

Banks — 4.6%
Banco BPM SpA, (3‑mo. EURIBOR + 2.80%), 6.00%, 06/14/28(a)		150	173,229
Banco de Sabadell SA, (1‑year EUR Swap + 2.40%), 5.25%, 02/07/29(a)(d)		100	113,943
Bangkok Bank PCL/Hong Kong, (5‑year CMT + 4.73%), 5.00%(a)	USD	500	481,250
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(d)		252	239,652
Bank of America Corp., (3‑mo. CME Term SOFR + 1.57%), 4.27%, 07/23/29(a)(e)		4,000	3,861,957
Barclays PLC, (1‑year CMT + 1.05%), 2.28%, 11/24/27(a)(e)		3,000	2,756,427
Citigroup, Inc.(a)
(1‑day SOFR + 2.34%), 6.27%, 11/17/33(e)		1,567	1,676,707
(1‑day SOFR + 2.66%), 6.17%, 05/25/34		290	300,085
Credit Suisse AG/New York, 5.00%, 07/09/27		900	900,190
Deutsche Bank AG/New York, (1‑day SOFR + 3.18%), 6.72%, 01/18/29(a)(e)		850	890,126
Freedom Mortgage Corp. 12.00%, 10/01/28(b)		64	69,896
12.25%, 10/01/30		65	71,354
Goldman Sachs Group, Inc., (3‑mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(a)(e)		4,000	3,869,308
HSBC Holdings PLC, 6.10%, 01/14/42		610	690,643
JPMorgan Chase & Co.(a)
(1‑day SOFR + 1.18%), 2.55%, 11/08/32		1,000	834,378
(1‑day SOFR + 2.08%), 4.91%, 07/25/33		1,381	1,365,436
(3‑mo. CME Term SOFR + 1.42%), 3.70%, 05/06/30		1,000	941,089
(3‑mo. CME Term SOFR + 2.46%), 3.11%, 04/22/41		800	615,905
Morgan Stanley, (1‑day SOFR + 1.73%), 5.12%, 02/01/29(a)(e)		3,000	3,013,643
NatWest Group PLC, (1‑year CMT + 2.27%), 5.52%, 09/30/28(a)		1,000	1,005,306

Security		Par (000)	Value

Banks (continued)
Northern Trust Corp., 6.13%, 11/02/32	USD	95	$102,014
Standard Chartered PLC, (5‑year USD ICE Swap + 1.97%), 4.87%, 03/15/33(a)(b)		500	468,170
Wells Fargo & Co.(a)
(1‑day SOFR + 2.02%), 5.39%, 04/24/34		1,124	1,128,883
(1‑day SOFR + 2.53%), 3.07%, 04/30/41(e)		2,250	1,702,251

			27,271,842

Beverages — 0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(e)		4,600	4,509,110
Keurig Dr. Pepper, Inc., 2.25%, 03/15/31		400	340,326

			4,849,436

Biotechnology — 0.8%
Amgen, Inc. 5.25%, 03/02/30		800	822,397
4.20%, 03/01/33		1,000	951,191
5.25%, 03/02/33(e)		600	615,139
4.40%, 05/01/45		650	576,909
Baxalta, Inc., 5.25%, 06/23/45		500	498,073
Cidron Aida Finco SARL, 5.00%, 04/01/28(d)	EUR	100	106,171
Gilead Sciences, Inc., 4.80%, 04/01/44	USD	1,000	963,997

			4,533,877

Broadline Retail — 0.2%
Amazon.com, Inc., 4.05%, 08/22/47(e)		1,500	1,352,433
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)		44	42,282

			1,394,715

Building Products — 1.4%
Advanced Drainage Systems, Inc.(b) 5.00%, 09/30/27		215	207,475
6.38%, 06/15/30		247	248,851
Beacon Roofing Supply, Inc.(b) 4.13%, 05/15/29		86	78,402
6.50%, 08/01/30		191	195,292
Foundation Building Materials, Inc., 6.00%, 03/01/29(b)		47	42,259
GYP Holdings III Corp., 4.63%, 05/01/29(b)		138	125,981
Home Depot, Inc., 5.88%, 12/16/36		1,660	1,855,454
Lowe’s Cos., Inc. 1.70%, 10/15/30		1,600	1,328,855
5.00%, 04/15/33(e)		1,000	1,021,277
4.38%, 09/15/45		1,000	873,550
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		56	54,923
SRS Distribution, Inc.(b) 4.63%, 07/01/28		299	283,660
6.13%, 07/01/29(e)		347	328,966
6.00%, 12/01/29(e)		546	509,094
White Cap Buyer LLC, 6.88%, 10/15/28(b)(e)		887	858,626
White Cap Parent LLC, (8.25% Cash or 9.00% PIK), 8.25%, 03/15/26(b)(e)(f)		136	135,368

			8,148,033

Capital Markets — 0.8%
Ares Capital Corp., 7.00%, 01/15/27		95	97,717
Aretec Group, Inc., 10.00%, 08/15/30(b)		65	69,072
Blackstone Private Credit Fund 7.05%, 09/29/25		56	56,990
3.25%, 03/15/27		53	48,619
Blue Owl Capital Corp. 3.75%, 07/22/25		129	123,559

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Blue Owl Capital Corp. (continued) 3.40%, 07/15/26	USD	46	$42,766
Blue Owl Capital Corp. II, 8.45%, 11/15/26		94	96,843
Blue Owl Credit Income Corp. 3.13%, 09/23/26		31	28,310
7.75%, 09/16/27		215	221,675
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)(e)		129	121,856
FMR LLC, 4.95%, 02/01/33(b)		2,300	2,218,969
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25%, 05/15/26		115	109,723
5.25%, 05/15/27		431	387,135
9.75%, 01/15/29		188	191,798
4.38%, 02/01/29		142	118,578
Raymond James Financial, Inc., 4.95%, 07/15/46		400	373,156
SURA Asset Management SA, 4.88%, 04/17/24(d)		178	176,410

			4,483,176

Chemicals — 0.9%
Avient Corp., 7.13%, 08/01/30(b)		74	76,979
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(b)		173	181,431
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		198	177,691
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)		242	235,170
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		200	113,024
Celanese U.S. Holdings LLC, 6.70%, 11/15/33		65	70,499
Chemours Co.(b) 5.75%, 11/15/28		85	80,963
4.63%, 11/15/29		118	103,599
Element Solutions, Inc., 3.88%, 09/01/28(b)		859	790,827
HB Fuller Co., 4.25%, 10/15/28		74	69,194
Herens Holdco SARL, 4.75%, 05/15/28(b)		200	164,077
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)(e)		220	210,364
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(f)		185	137,687
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(b)		90	76,107
Olympus Water U.S. Holding Corp. 9.63%, 11/15/28(d)	EUR	100	118,123
9.75%, 11/15/28(b)	USD	563	597,564
Sasol Financing USA LLC, 6.50%, 09/27/28		200	188,812
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(b)(e)		200	191,986
Scotts Miracle-Gro Co. 4.50%, 10/15/29		84	74,635
4.38%, 02/01/32		46	38,871
Sherwin-Williams Co., 4.50%, 06/01/47		350	320,123
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(b)		311	269,792
WR Grace Holdings LLC(b) 4.88%, 06/15/27		105	101,021
5.63%, 08/15/29(e)		632	556,133
7.38%, 03/01/31		152	152,046

			5,096,718

Commercial Services & Supplies — 1.4%
ADT Security Corp.(b) 4.13%, 08/01/29		19	17,485
4.88%, 07/15/32		39	36,075

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26(b)	USD	200	$198,112
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)(e) 6.63%, 07/15/26		415	412,821
9.75%, 07/15/27		249	243,994
6.00%, 06/01/29		898	732,134
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(b)		729	664,637
APX Group, Inc.(b) 6.75%, 02/15/27		123	122,692
5.75%, 07/15/29		181	168,738
Ashtead Capital, Inc., 5.95%, 10/15/33(b)		250	254,700
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(d)	EUR	100	101,977
Fortress Transportation and Infrastructure Investors LLC 6.50%, 10/01/25(b)	USD	411	409,684
9.75%, 08/01/27(b)		219	227,760
5.50%, 05/01/28(b)(e)		361	347,153
7.88%, 12/01/30		481	501,096
Garda World Security Corp.(b) 4.63%, 02/15/27		88	84,849
9.50%, 11/01/27		96	96,782
7.75%, 02/15/28		370	382,805
6.00%, 06/01/29		16	14,342
Herc Holdings, Inc., 5.50%, 07/15/27(b)(e)		360	355,434
Metis Merger Sub LLC, 6.50%, 05/15/29(b)		82	74,155
Neptune Bidco U.S., Inc., 9.29%, 04/15/29(b)		120	111,900
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		146	134,990
Paprec Holding SA, 7.25%, 11/17/29(d)	EUR	100	118,261
Prime Security Services Borrower LLC/Prime Finance, Inc.(b) 5.75%, 04/15/26	USD	100	100,542
6.25%, 01/15/28(e)		216	214,740
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)(e)		400	345,944
United Rentals North America, Inc., 6.00%, 12/15/29(b)		1,052	1,068,062
Verisure Holding AB, 9.25%, 10/15/27(d)	EUR	100	118,428
Williams Scotsman, Inc. 6.13%, 06/15/25(b)	USD	175	175,345
7.38%, 10/01/31		199	208,703

			8,044,340

Communications Equipment — 0.1%
CommScope Technologies LLC, 6.00%, 06/15/25(b)(e)		365	297,475
CommScope, Inc., 4.75%, 09/01/29(b)		161	108,096
Viasat, Inc. 5.63%, 09/15/25(b)		314	306,162
5.63%, 04/15/27(b)		97	93,848
7.50%, 05/30/31		33	25,905

			831,486

Construction & Engineering — 0.2%
Arcosa, Inc., 4.38%, 04/15/29(b)		117	108,972
Brand Industrial Services, Inc., 10.38%, 08/01/30		1,004	1,061,760
Pike Corp., 8.63%, 01/31/31(b)		57	59,898

			1,230,630

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials — 0.7%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27(b)	USD	210	$202,496
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28(b)		183	185,750
Emerald Debt Merger Sub LLC 6.38%, 12/15/30(b)	EUR	110	129,698
6.38%, 12/15/30(d)		100	117,907
6.63%, 12/15/30(b)	USD	1,603	1,637,256
HT Troplast GmbH, 9.38%, 07/15/28	EUR	100	111,981
Jeld‑Wen, Inc., 4.63%, 12/15/25(b)	USD	155	149,963
Masonite International Corp., 5.38%, 02/01/28(b)		17	16,320
New Enterprise Stone & Lime Co., Inc.(b) 5.25%, 07/15/28		55	52,465
9.75%, 07/15/28		26	26,000
Resideo Funding, Inc., 4.00%, 09/01/29(b)		42	36,645
Ritchie Bros Holdings, Inc., 6.75%, 03/15/28(b)		56	57,656
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/28(b)		262	257,960
8.88%, 11/15/31		479	503,513
Standard Industries, Inc./New Jersey(b) 5.00%, 02/15/27		157	153,065
4.75%, 01/15/28		62	59,687
4.38%, 07/15/30		170	156,126
3.38%, 01/15/31		44	37,852
Summit Materials LLC/Summit Materials Finance Corp.(b) 5.25%, 01/15/29		19	18,383
7.25%, 01/15/31		295	310,843

			4,221,566

Consumer Discretionary — 0.0%
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26(d)	EUR	88	96,574

Consumer Finance — 1.2%
Block, Inc. 2.75%, 06/01/26	USD	446	420,591
3.50%, 06/01/31(e)		476	422,665
Bread Financial Holdings, Inc., 9.75%, 03/15/29(b)		88	91,227
Capital One Financial Corp.(a)
(1‑day SOFR + 2.60%), 5.82%, 02/01/34		440	437,855
(1‑day SOFR + 2.86%), 6.38%, 06/08/34		70	72,044
Ford Motor Credit Co. LLC 2.75%, 06/14/24	GBP	100	125,624
7.35%, 03/06/30	USD	394	423,275
7.20%, 06/10/30(e)		236	251,351
GTCR W‑2 Merger Sub LLC, 7.50%, 01/15/31(b)		1,177	1,243,762
Moody’s Corp., 2.75%, 08/19/41		350	254,907
Navient Corp. 5.50%, 03/15/29		30	27,664
9.38%, 07/25/30		148	155,056
OneMain Finance Corp. 6.88%, 03/15/25		53	53,651
7.13%, 03/15/26(e)		168	171,157
3.50%, 01/15/27		116	107,351
6.63%, 01/15/28		165	166,574
9.00%, 01/15/29(e)		200	211,446
5.38%, 11/15/29		42	39,329
7.88%, 03/15/30		245	252,196
4.00%, 09/15/30		130	111,248
Sabre GLBL, Inc., 8.63%, 06/01/27		348	316,687
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		395	384,102

Security		Par (000)	Value

Consumer Finance (continued)
Shift4 Payments, Inc., 0.00%, 12/15/25(g)(h)	USD	112	$124,253
Verscend Escrow Corp., 9.75%, 08/15/26(b)(e)		1,355	1,364,523

			7,228,538

Consumer Staples Distribution & Retail — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b) 3.25%, 03/15/26		34	32,079
7.50%, 03/15/26		65	66,208
4.63%, 01/15/27		111	107,915
5.88%, 02/15/28		219	219,147
6.50%, 02/15/28		109	110,302
3.50%, 03/15/29		198	179,781
4.88%, 02/15/30(e)		241	230,716
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(d)	GBP	100	118,021
Kraft Heinz Foods Co. 5.00%, 06/04/42	USD	500	481,625
4.38%, 06/01/46		200	174,558
Lamb Weston Holdings, Inc.(b) 4.88%, 05/15/28		229	223,961
4.13%, 01/31/30		90	82,974
4.38%, 01/31/32		94	85,754
Market Bidco Finco PLC, 5.50%, 11/04/27(d)	GBP	100	112,169
Performance Food Group, Inc.(b) 5.50%, 10/15/27	USD	28	27,589
4.25%, 08/01/29		95	87,133
Post Holdings, Inc.(b) 4.63%, 04/15/30		159	146,255
4.50%, 09/15/31		9	8,065
U.S. Foods, Inc.(b) 6.88%, 09/15/28		123	126,611
4.75%, 02/15/29		129	122,517
4.63%, 06/01/30		27	25,163
7.25%, 01/15/32(e)		148	154,322
United Natural Foods, Inc., 6.75%, 10/15/28(b)		24	19,429
Walgreens Boots Alliance, Inc. 3.20%, 04/15/30		19	16,725
4.80%, 11/18/44		61	50,824
4.10%, 04/15/50		93	67,534

			3,077,377

Containers & Packaging — 1.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(b) 6.00%, 06/15/27		372	370,667
4.00%, 09/01/29(e)		666	563,753
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 04/30/25(b)		200	194,504
2.13%, 08/15/26(d)	EUR	200	196,313
4.13%, 08/15/26(b)	USD	227	207,137
5.25%, 08/15/27(b)		202	156,927
Ball Corp., 6.00%, 06/15/29(e)		129	131,731
Clydesdale Acquisition Holdings, Inc.(b) 6.63%, 04/15/29		315	309,825
8.75%, 04/15/30		476	443,807
Crown Americas LLC, 5.25%, 04/01/30		12	11,818
LABL, Inc.(b) 5.88%, 11/01/28		81	73,388
9.50%, 11/01/28		301	304,010
Mauser Packaging Solutions Holding Co.(b) 7.88%, 08/15/26(e)		1,913	1,946,824
9.25%, 04/15/27		44	43,188

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
OI European Group BV, 6.25%, 05/15/28	EUR	100	$115,473
Owens-Brockway Glass Container, Inc.(b) 6.63%, 05/13/27	USD	27	27,003
7.25%, 05/15/31		118	119,639
Sealed Air Corp., 5.00%, 04/15/29(b)		38	36,747
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28(b)		122	123,051
Trident TPI Holdings, Inc., 12.75%, 12/31/28(b)		23	24,610
Trivium Packaging Finance BV(b) 5.50%, 08/15/26		305	299,238
8.50%, 08/15/27		200	196,100

			5,895,753

Diversified Consumer Services — 0.2%
Graham Holdings Co., 5.75%, 06/01/26(b)		27	26,838
Grand Canyon University, 5.13%, 10/01/28		702	627,700
Service Corp. International, 4.00%, 05/15/31		20	17,910
Sotheby’s, 7.38%, 10/15/27(b)(e)		465	448,444

			1,120,892

Diversified REITs — 1.2%
American Tower Corp., 2.90%, 01/15/30(e)		2,500	2,224,758
Crown Castle, Inc. 3.10%, 11/15/29		750	671,025
2.10%, 04/01/31		1,000	814,457
2.90%, 04/01/41		350	249,793
Equinix, Inc., 2.50%, 05/15/31		500	424,412
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/32		379	319,972
6.75%, 12/01/33		115	124,065
HAT Holdings I LLC/HAT Holdings II LLC, 8.00%, 06/15/27		70	72,894
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		127	116,329
Prologis LP, 4.63%, 01/15/33(e)		1,000	1,004,437
SBA Communications Corp. 3.13%, 02/01/29(e)		321	288,417
3.88%, 02/15/27		18	17,286
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		605	613,352
VICI Properties LP, 4.95%, 02/15/30		106	102,854
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(b)		239	225,198

			7,269,249

Diversified Telecommunication Services — 2.9%
AT&T, Inc. 6.38%, 03/01/41		520	569,598
5.15%, 03/15/42		1,200	1,153,686
4.75%, 05/15/46(e)		1,500	1,355,783
Bell Telephone Co. of Canada or Bell Canada, Series US‑4, 3.65%, 03/17/51		335	256,775
Cablevision Lightpath LLC(b) 3.88%, 09/15/27		220	193,192
5.63%, 09/15/28		200	157,622
Cellnex Telecom SA, 2.13%, 08/11/30	EUR	100	113,436
Frontier Communications Holdings LLC(b) 5.88%, 10/15/27	USD	182	175,830
5.00%, 05/01/28		293	270,784
8.75%, 05/15/30		966	993,733
Iliad Holding SASU, 6.50%, 10/15/26(b)		529	527,965
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(d)	EUR	100	102,943

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.
3.40%, 03/01/27	USD	689	$661,440
4.63%, 09/15/27		656	393,600
3.63%, 01/15/29		68	34,680
10.50%, 05/15/30		686	665,204
Level 3 New Money TSA, 11.00%, 11/15/29(i)		445	445,417
Lumen Technologies, Inc., 4.00%, 02/15/27		329	212,327
Network i2i Ltd., (5‑year CMT + 4.27%), 5.65%(a)(d)(j) .		400	393,250
Sable International Finance Ltd., 5.75%, 09/07/27(b)		200	189,310
SoftBank Group Corp.(d)
3.13%, 09/19/25	EUR	100	106,522
3.88%, 07/06/32		100	94,150
Telecom Italia Capital SA
6.38%, 11/15/33	USD	3	2,934
6.00%, 09/30/34		284	269,709
7.20%, 07/18/36		227	227,868
7.72%, 06/04/38		95	96,742
Telecom Italia SpA/Milano, 6.88%, 02/15/28(d)	EUR	100	117,317
Verizon Communications, Inc., 6.55%, 09/15/43(e)	USD	5,000	5,751,972
Zayo Group Holdings, Inc.(b)(e)
4.00%, 03/01/27		1,745	1,399,097
6.13%, 03/01/28		647	475,196

			17,408,082

Electric Utilities — 4.8%
Baltimore Gas and Electric Co.
3.50%, 08/15/46		800	611,727
3.75%, 08/15/47		500	395,536
CenterPoint Energy Houston Electric LLC, Series AI, 4.45%, 10/01/32		750	736,911
Cleveland Electric Illuminating Co., 5.95%, 12/15/36	.	434	444,150
Duke Energy Carolinas LLC
6.10%, 06/01/37		640	687,379
6.00%, 01/15/38		1,675	1,801,013
Duke Energy Florida LLC
6.35%, 09/15/37		2,775	3,084,254
6.40%, 06/15/38		770	861,244
E.ON International Finance BV, 6.65%, 04/30/38(b)		2,000	2,215,907
Electricite de France SA, 5.60%, 01/27/40(b)(e)		2,800	2,792,197
Eversource Energy, 2.55%, 03/15/31		350	295,523
FirstEnergy Corp., 2.65%, 03/01/30		33	28,510
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		531	492,724
NextEra Energy Operating Partners LP
3.88%, 10/15/26(b)		41	39,037
7.25%, 01/15/29		106	110,972
Ohio Power Co., Series D, 6.60%, 03/01/33(e)		3,000	3,288,145
Oncor Electric Delivery Co. LLC
4.15%, 06/01/32		1,000	959,791
4.55%, 09/15/32(e)		1,000	990,677
Pacific Gas and Electric Co., 6.95%, 03/15/34		305	335,015
San Diego Gas & Electric Co.
4.95%, 08/15/28(e)		1,565	1,597,076
Series VVV, 1.70%, 10/01/30		750	619,426
Southern California Edison Co., 5.63%, 02/01/36		1,300	1,323,645
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(d)		211	209,556
Talen Energy Supply LLC, 8.63%, 06/01/30(b)		91	96,691
TransAlta Corp., 7.75%, 11/15/29		77	81,781
Virginia Electric and Power Co., Series A, 6.00%, 05/15/37(e)		3,920	4,213,656
Vistra Operations Co. LLC(b)
5.50%, 09/01/26		12	11,847

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Vistra Operations Co. LLC(b) (continued)
5.00%, 07/31/27	USD	12	$11,683
7.75%, 10/15/31		233	241,991
6.95%, 10/15/33		145	152,603

			28,730,667

Electrical Equipment — 0.3%
Eaton Corp., 4.15%, 11/02/42		500	458,170
Regal Rexnord Corp.(b)
6.05%, 04/15/28		349	353,285
6.30%, 02/15/30		145	148,757
6.40%, 04/15/33		150	156,340
WESCO Distribution, Inc.(b)
7.13%, 06/15/25		117	117,854
7.25%, 06/15/28(e)		340	349,461

			1,583,867

Electronic Equipment, Instruments & Components — 0.4%
Coherent Corp., 5.00%, 12/15/29(b)(e)		236	224,142
Corning, Inc., 4.38%, 11/15/57(e)		2,000	1,747,226
Imola Merger Corp., 4.75%, 05/15/29(b)		40	38,004
Sensata Technologies BV, 5.88%, 09/01/30(b)		200	198,703

			2,208,075

Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		246	246,615
6.25%, 04/01/28		347	341,795
Borr IHC Ltd./Borr Finance
10.00%, 11/15/28		298	311,419
10.38%, 11/15/30		200	206,312
Halliburton Co., 5.00%, 11/15/45(e)		500	485,248
Oceaneering International, Inc., 6.00%, 02/01/28(b)		45	43,618
Patterson‑UTI Energy, Inc., 7.15%, 10/01/33		65	68,861
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		315	313,671
6.88%, 09/01/27		121	119,566
Vallourec SACA, 8.50%, 06/30/26(d)	EUR	23	25,515
Weatherford International Ltd.(b)
6.50%, 09/15/28	USD	99	102,447
8.63%, 04/30/30(e)		220	229,693

			2,494,760

Entertainment(b) — 0.2%
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29		155	115,956
Live Nation Entertainment, Inc.
5.63%, 03/15/26		11	10,899
6.50%, 05/15/27(e)		612	622,724
4.75%, 10/15/27(e)		345	330,798

			1,080,377

Environmental, Maintenance & Security Service — 0.4%
Clean Harbors, Inc., 6.38%, 02/01/31(b)		77	78,236
Covanta Holding Corp.
4.88%, 12/01/29(b)		92	80,379
5.00%, 09/01/30		48	40,856
GFL Environmental, Inc.(b)
3.75%, 08/01/25		120	117,193
4.00%, 08/01/28		174	160,844
3.50%, 09/01/28		131	121,052
4.75%, 06/15/29(e)		148	139,410
4.38%, 08/15/29		252	232,567
6.75%, 01/15/31		428	440,960

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
Tervita Corp., 11.00%, 12/01/25(b)	USD	77	$80,850
Waste Management, Inc., 2.95%, 06/01/41		350	272,773
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		813	782,513

			2,547,633

Financial Services — 0.5%
Aircastle Ltd., 6.50%, 07/18/28(b)		92	93,814
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		200	195,000
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(b)		23	21,532
GGAM Finance Ltd.(b)
7.75%, 05/15/26		30	30,450
8.00%, 02/15/27		279	285,986
8.00%, 06/15/28		113	116,910
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(f)		225	211,285
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28(b)		220	196,917
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29		146	152,602
Nationstar Mortgage Holdings, Inc.(b)
5.00%, 02/01/26		878	858,647
6.00%, 01/15/27		33	32,752
5.13%, 12/15/30		75	67,810
5.75%, 11/15/31		115	107,227
PennyMac Financial Services, Inc., 7.88%, 12/15/29		177	182,198
Rocket Mortgage LLC/Rocket Mortgage Co‑Issuer, Inc.(b)
2.88%, 10/15/26		604	557,190
3.88%, 03/01/31		98	86,191
4.00%, 10/15/33		56	47,574

			3,244,085

Food Products — 0.4%
Aramark International Finance SARL, 3.13%, 04/01/25(d)	EUR	100	109,453
Aramark Services, Inc., 5.00%, 02/01/28(b)(e)	USD	541	524,792
B&G Foods, Inc., 8.00%, 09/15/28		71	74,553
Chobani LLC/Chobani Finance Corp., Inc.(b)
7.50%, 04/15/25		866	861,670
4.63%, 11/15/28		466	435,621
Darling Global Finance BV, 3.63%, 05/15/26(d)	EUR	100	108,918
Darling Ingredients, Inc., 6.00%, 06/15/30(b)(e)	USD	221	221,163

			2,336,170

Gas Utilities — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28(b)		193	199,307
KeySpan Gas East Corp., 5.82%, 04/01/41(b)		1,010	979,466
NiSource, Inc., 1.70%, 02/15/31		400	324,084

			1,502,857

Ground Transportation — 1.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.00%, 02/15/31(b)		150	149,794
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40		1,890	2,057,160
GN Bondco LLC, 9.50%, 10/15/31		231	225,523
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)		2,221	2,189,924
Norfolk Southern Corp., 2.30%, 05/15/31		1,800	1,553,039
RXO, Inc., 7.50%, 11/15/27(b)		60	61,912
Uber Technologies, Inc.
0.00%, 12/15/25(g)(h)		590	599,947
8.00%, 11/01/26(b)		124	126,300
7.50%, 09/15/27(b)(e)		238	246,480
6.25%, 01/15/28(b)		178	178,446

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ground Transportation (continued)
Uber Technologies, Inc. (continued) 4.50%, 08/15/29(b)(e)	USD	650	$620,078
Union Pacific Corp. 3.38%, 02/14/42		350	285,745
3.84%, 03/20/60		800	652,595

			8,946,943

Health Care Equipment & Supplies — 1.0%
Avantor Funding, Inc. 2.63%, 11/01/25(d)	EUR	100	107,829
4.63%, 07/15/28(b)(e)	USD	393	379,827
3.88%, 11/01/29(b)		17	15,438
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(b)		876	924,127
Becton Dickinson & Co. 4.30%, 08/22/32		750	723,521
4.69%, 12/15/44(e)		600	560,681
Garden Spinco Corp., 8.63%, 07/20/30(b)		136	145,267
Medline Borrower LP(b) 3.88%, 04/01/29		338	305,601
5.25%, 10/01/29(e)		1,021	962,371
Teleflex, Inc., 4.63%, 11/15/27		14	13,609
Thermo Fisher Scientific, Inc. 5.09%, 08/10/33		495	515,932
5.30%, 02/01/44(e)		1,000	1,039,601

			5,693,804

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		37	36,439
Aetna, Inc., 4.50%, 05/15/42		575	503,701
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		232	201,915
Catalent Pharma Solutions, Inc.(b) 5.00%, 07/15/27		98	94,685
3.13%, 02/15/29		58	50,757
3.50%, 04/01/30(e)		260	226,184
CHS/Community Health Systems, Inc.(b) 5.63%, 03/15/27		92	85,480
6.00%, 01/15/29		406	365,453
5.25%, 05/15/30(e)		570	476,717
4.75%, 02/15/31(e)		385	302,662
Elevance Health, Inc., 4.65%, 08/15/44		1,500	1,387,233
Encompass Health Corp., 4.75%, 02/01/30		217	204,355
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)(e)		132	135,560
HCA, Inc., 5.50%, 06/15/47		1,090	1,049,363
HealthEquity, Inc., 4.50%, 10/01/29(b)		355	329,621
IQVIA, Inc.(b) 6.25%, 02/01/29		300	313,184
6.50%, 05/15/30		200	205,022
Legacy LifePoint Health LLC, 4.38%, 02/15/27(b)		56	51,701
LifePoint Health, Inc. 9.88%, 08/15/30(e)		229	231,425
11.00%, 10/15/30		251	264,341
ModivCare, Inc., 5.88%, 11/15/25(b)(e)		265	261,687
Molina Healthcare, Inc.(b) 4.38%, 06/15/28		32	30,265
3.88%, 11/15/30		122	109,666
3.88%, 05/15/32		13	11,359
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	613,903
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		30	29,250
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		59	58,533
Star Parent, Inc., 9.00%, 10/01/30		622	655,497
Surgery Center Holdings, Inc., 6.75%, 07/01/25(b)(e)		189	188,291

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp. 4.88%, 01/01/26	USD	193	$190,825
6.25%, 02/01/27		92	92,451
5.13%, 11/01/27		79	77,227
4.63%, 06/15/28		55	52,487
6.13%, 10/01/28(e)		230	229,349
6.13%, 06/15/30		122	123,353
6.75%, 05/15/31(b)		571	583,591
UnitedHealth Group, Inc. 5.80%, 03/15/36(e)		1,750	1,911,953
3.05%, 05/15/41		600	468,834

			12,204,319

Health Care REITs — 0.6%
Healthpeak OP LLC, 4.00%, 06/01/25(e)		2,000	1,961,107
MPT Operating Partnership LP/MPT Finance Corp. 2.50%, 03/24/26	GBP	200	206,769
4.63%, 08/01/29(e)	USD	272	195,584
3.50%, 03/15/31		402	251,341
Ventas Realty LP, 4.13%, 01/15/26		870	848,144

			3,462,945

Health Care Technology — 0.2%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)(e)		1,290	1,170,259

Hotel & Resort REITs — 0.2%
RHP Hotel Properties LP/RHP Finance Corp. 4.75%, 10/15/27		145	140,053
7.25%, 07/15/28		172	178,826
Service Properties Trust 7.50%, 09/15/25		64	64,711
8.63%, 11/15/31(b)		740	775,101

			1,158,691

Hotels, Restaurants & Leisure — 2.9%
Boyd Gaming Corp., 4.75%, 12/01/27		88	84,665
Boyne USA, Inc., 4.75%, 05/15/29(b)		142	133,536
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(b) 3.88%, 01/15/28		39	36,844
4.38%, 01/15/28		214	204,387
4.00%, 10/15/30		98	87,896
Caesars Entertainment, Inc.(b) 6.25%, 07/01/25		531	532,444
8.13%, 07/01/27(e)		729	747,297
4.63%, 10/15/29(e)		163	147,027
7.00%, 02/15/30		742	760,874
Carnival Corp.(b) 7.63%, 03/01/26(e)		103	104,862
5.75%, 03/01/27		573	558,923
4.00%, 08/01/28		119	110,639
6.00%, 05/01/29(e)		549	528,251
7.00%, 08/15/29		104	108,589
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(b).		1,454	1,582,561
Churchill Downs, Inc.(b) 5.50%, 04/01/27		244	241,440
4.75%, 01/15/28		207	198,388
5.75%, 04/01/30		470	458,246
6.75%, 05/01/31		263	266,928
Corvias Campus Living - USG LLC, 5.30%, 07/01/50(c)		5,559	2,028,935
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b) 4.63%, 01/15/29		153	138,828

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b) (continued) 6.75%, 01/15/30	USD	46	$40,388
Hilton Domestic Operating Co., Inc. 5.75%, 05/01/28(b)(e)		112	112,042
3.75%, 05/01/29(b)		99	91,786
4.88%, 01/15/30		19	18,414
4.00%, 05/01/31(b)		79	72,358
3.63%, 02/15/32(b)		38	33,163
Life Time, Inc.(b) 5.75%, 01/15/26		167	165,799
8.00%, 04/15/26		178	179,619
Light & Wonder International, Inc. 7.00%, 05/15/28(b)		100	101,018
7.25%, 11/15/29(b)		96	98,295
7.50%, 09/01/31		132	137,683
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28(b)		166	171,638
Lindblad Expeditions LLC, 6.75%, 02/15/27(b)		208	206,960
Lottomatica SpA, (3‑mo. EURIBOR + 4.00%), 7.93%, 12/15/30(a)(d)	EUR	100	111,497
Melco Resorts Finance Ltd.(b) 4.88%, 06/06/25	USD	200	194,188
5.75%, 07/21/28		200	184,125
5.38%, 12/04/29		400	352,000
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		200	197,953
MGM China Holdings Ltd. 5.88%, 05/15/26(d)		450	438,750
4.75%, 02/01/27(b)		200	189,750
NCL Corp. Ltd.(b) 5.88%, 03/15/26		141	137,779
8.38%, 02/01/28		95	100,595
8.13%, 01/15/29		77	80,433
7.75%, 02/15/29		84	84,509
NCL Finance Ltd., 6.13%, 03/15/28(b)(e)		177	169,430
Ontario Gaming GTA LP, 8.00%, 08/01/30		191	196,969
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b) 5.63%, 09/01/29		63	50,400
5.88%, 09/01/31		79	61,620
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(b)		90	96,047
Royal Caribbean Cruises Ltd.(b) 5.50%, 08/31/26		93	92,084
5.38%, 07/15/27		44	43,557
11.63%, 08/15/27		30	32,645
5.50%, 04/01/28		121	119,458
8.25%, 01/15/29		136	144,085
9.25%, 01/15/29(e)		116	124,772
7.25%, 01/15/30		217	226,630
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30(b)		171	161,669
Six Flags Entertainment Corp., 7.25%, 05/15/31(b)(e)		555	556,709
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		45	45,195
Station Casinos LLC, 4.50%, 02/15/28(b)		123	115,968
Studio City Co. Ltd., 7.00%, 02/15/27(d)		200	196,500
Vail Resorts, Inc., 6.25%, 05/15/25(b)		93	92,535
Viking Cruises Ltd.(b) 5.88%, 09/15/27		95	91,675
7.00%, 02/15/29		34	33,708
9.13%, 07/15/31		504	537,061

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)	USD	111	$108,225
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)(e)		125	121,638
Wynn Macau Ltd.
4.88%, 10/01/24(d)		200	197,250
5.63%, 08/26/28(b)(e)		400	369,625
5.13%, 12/15/29(b)		200	177,125
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
5.13%, 10/01/29		435	410,547
7.13%, 02/15/31(e)		294	306,178
Yum! Brands, Inc., 4.75%, 01/15/30(b)		106	102,748

			17,544,355

Household Durables — 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(b)		141	125,158
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		173	171,156
Dream Finders Homes, Inc., 8.25%, 08/15/28		73	77,147
LGI Homes, Inc., 8.75%, 12/15/28		56	59,570
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)(e)		107	76,906
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		62	62,310
Tempur Sealy International, Inc., 3.88%, 10/15/31(b)		45	38,045
Tri Pointe Homes, Inc., 5.25%, 06/01/27		28	27,510

			637,802

Household Products — 0.0%
Central Garden & Pet Co.
5.13%, 02/01/28		35	34,006
4.13%, 10/15/30(e)		105	95,501
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		53	50,569
5.50%, 07/15/30		104	100,919

			280,995

Independent Power and Renewable Electricity Producers — 0.2%
Alexander Funding Trust II, 7.47%, 07/31/28(b)(e)		105	110,254
Calpine Corp.(b)
5.13%, 03/15/28		92	88,208
5.00%, 02/01/31		41	37,585
Clearway Energy Operating LLC, 4.75%, 03/15/28(b) .		124	119,463
Greenko Dutch BV, 3.85%, 03/29/26(d)		185	172,513
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(d)		200	194,250
India Cleantech Energy, 4.70%, 08/10/26(b)		221	200,259
NRG Energy, Inc., 7.00%, 03/15/33(b)		150	158,543
SCC Power PLC(b)(f)
(4.00% Cash and 4.00% PIK), 8.00%, 12/31/28		255	113,291
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32		138	23,127

			1,217,493

Industrial Conglomerates — 0.4%
General Electric Co., 6.15%, 08/07/37		2,150	2,307,873

Insurance — 2.7%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		82	74,509
Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer
4.25%, 10/15/27(b)(e)		348	334,445
6.75%, 10/15/27(b)(e)		1,303	1,298,394
6.75%, 04/15/28(b)		293	299,748
5.88%, 11/01/29(b)(e)		1,115	1,056,454

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer (continued) 7.00%, 01/15/31	USD	319	$336,502
Aon Global Ltd., 4.60%, 06/14/44		500	448,521
Berkshire Hathaway Finance Corp., 4.40%, 05/15/42(e)		500	482,971
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		148	149,488
HUB International Ltd.(b) 7.00%, 05/01/26		625	627,415
7.25%, 06/15/30(e)		1,121	1,184,034
Jones Deslauriers Insurance Management, Inc.(b) 8.50%, 03/15/30		376	394,849
10.50%, 12/15/30		183	192,864
Liberty Mutual Group, Inc., 6.50%, 05/01/42(b)		2,000	1,990,143
Marsh & McLennan Cos., Inc., 5.88%, 08/01/33(e)		1,500	1,637,819
NFP Corp. 4.88%, 08/15/28(b)		306	302,831
6.88%, 08/15/28(b)		965	981,020
7.50%, 10/01/30(b)		74	78,758
8.50%, 10/01/31		120	130,068
Progressive Corp., 3.00%, 03/15/32		750	669,061
Prudential Financial, Inc. 5.90%, 03/17/36		500	517,827
5.70%, 12/14/36		1,625	1,757,118
Ryan Specialty LLC, 4.38%, 02/01/30(b)		132	122,430
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)		700	609,436
USI, Inc., 7.50%, 01/15/32		295	302,021

			15,978,726

Interactive Media & Services — 0.1%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)		272	221,680
iliad SA(d) 5.38%, 06/14/27	EUR	100	113,155
5.63%, 02/15/30		100	114,082
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27(b)	USD	133	127,015

			575,932

Internet Software & Services(b) — 0.1%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27		27	26,458
ION Trading Technologies SARL, 5.75%, 05/15/28		200	176,426
Match Group Holdings II LLC 5.63%, 02/15/29		6	5,827
4.13%, 08/01/30		20	18,148
3.63%, 10/01/31(e)		134	115,779

			342,638

IT Services — 0.9%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		99	86,254
CA Magnum Holdings, 5.38%, 10/31/26(b)		258	239,940
Camelot Finance SA, 4.50%, 11/01/26(b)		198	193,331
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29		270	281,815
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)(e)		507	517,068
Dun & Bradstreet Corp., 5.00%, 12/15/29(b)		464	432,828
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(d)	EUR	100	117,844
Fair Isaac Corp., 4.00%, 06/15/28(b)	USD	45	42,586

Security		Par (000)	Value

IT Services (continued)
Fidelity National Information Services, Inc., 4.50%, 08/15/46	USD	1,000	$845,143
Fiserv, Inc., 4.40%, 07/01/49(e)		500	440,705
International Business Machines Corp. 4.40%, 07/27/32		500	491,165
4.75%, 02/06/33(e)		550	557,213
2.95%, 05/15/50(e)		750	515,249
KBR, Inc., 4.75%, 09/30/28(b)		142	131,599
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		32	31,370
Twilio, Inc. 3.63%, 03/15/29		117	106,738
3.88%, 03/15/31		214	190,568
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		426	386,380

			5,607,796

Leisure Products — 0.1%
Acushnet Co., 7.38%, 10/15/28		55	57,381
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		120	103,335
Mattel, Inc. 6.20%, 10/01/40		194	187,651
5.45%, 11/01/41		59	53,135

			401,502

Machinery — 0.7%
Chart Industries, Inc.(b) 7.50%, 01/01/30(e)		463	483,949
9.50%, 01/01/31		66	71,687
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(b)		326	324,370
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28		82	63,243
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(f)		241	239,944
Madison IAQ LLC(b) 4.13%, 06/30/28		172	156,372
5.88%, 06/30/29(e)		339	298,687
OT Merger Corp., 7.88%, 10/15/29(b)		78	46,722
Terex Corp., 5.00%, 05/15/29(b)		110	103,675
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(b)		562	565,541
TK Elevator Holdco GmbH 6.63%, 07/15/28(d)	EUR	91	92,328
7.63%, 07/15/28(b)(e)	USD	400	392,916
TK Elevator Midco GmbH, 4.38%, 07/15/27(d)	EUR	303	323,392
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)(e)	USD	941	924,398
Vertiv Group Corp., 4.13%, 11/15/28(b)		330	309,612

			4,396,836

Marine Transportation — 0.0%
Danaos Corp., 8.50%, 03/01/28(b)		100	101,500

Media — 3.7%
Altice Financing SA, 5.75%, 08/15/29(b)		671	595,451
AMC Networks, Inc., 4.75%, 08/01/25		115	111,988
Cable One, Inc. 0.00%, 03/15/26(g)(h)		62	52,607
1.13%, 03/15/28(g)		336	254,520
4.00%, 11/15/30(b)		166	134,400
CCO Holdings LLC/CCO Holdings Capital Corp.(b) 5.13%, 05/01/27		228	220,287
5.00%, 02/01/28		95	90,894
6.38%, 09/01/29(e)		517	509,846
4.75%, 03/01/30		82	74,929
4.25%, 02/01/31		283	247,322
7.38%, 03/01/31(e)		1,093	1,121,816

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(b) (continued) 4.75%, 02/01/32	USD	182	$160,517
4.25%, 01/15/34(e)		253	205,595
Charter Communications Operating LLC/Charter Communications Operating Capital 5.38%, 05/01/47		1,100	934,805
4.80%, 03/01/50		1,000	774,072
Clear Channel International BV, 6.63%, 08/01/25(b)		256	257,234
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/27(b)(e)		171	163,234
7.75%, 04/15/28(b)(e)		237	204,342
9.00%, 09/15/28		811	846,250
7.50%, 06/01/29(b)		448	372,499
CMG Media Corp., 8.88%, 12/15/27(b)		213	168,937
Comcast Corp. 6.45%, 03/15/37		790	895,501
3.90%, 03/01/38		1,500	1,340,926
4.70%, 10/15/48(e)		3,000	2,867,609
CSC Holdings LLC(b) 5.50%, 04/15/27		200	184,859
11.25%, 05/15/28		1,407	1,449,717
4.13%, 12/01/30(e)		400	304,300
4.50%, 11/15/31		206	155,752
Directv Financing LLC/Directv Financing Co‑Obligor, Inc., 5.88%, 08/15/27(b)(e)		220	206,707
Discovery Communications LLC, 3.45%, 03/15/25		210	204,645
DISH DBS Corp. 7.75%, 07/01/26(e)		343	238,903
5.25%, 12/01/26(b)		717	614,290
5.75%, 12/01/28(b)		78	62,213
5.13%, 06/01/29		34	17,523
DISH Network Corp., 11.75%, 11/15/27(b)		547	570,990
GCI LLC, 4.75%, 10/15/28(b)		72	66,059
Gray Television, Inc.(b) 5.88%, 07/15/26(e)		123	119,643
7.00%, 05/15/27		129	122,614
Interpublic Group of Cos., Inc., 5.40%, 10/01/48		500	473,151
Lamar Media Corp., 4.00%, 02/15/30		21	19,246
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		108	105,269
Nexstar Media, Inc., 5.63%, 07/15/27(b)		49	47,381
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.00%, 08/15/27(b)(e)		203	196,219
4.25%, 01/15/29(b)(e)		342	308,611
4.63%, 03/15/30(b)		66	58,839
7.38%, 02/15/31		186	195,326
Radiate Holdco LLC/Radiate Finance, Inc.(b) 4.50%, 09/15/26		205	156,354
6.50%, 09/15/28		441	216,083
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		39	27,495
Sirius XM Radio, Inc.(b) 3.13%, 09/01/26		28	26,311
5.00%, 08/01/27		428	413,445
Stagwell Global LLC, 5.63%, 08/15/29(b)		69	63,464
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(d)(f)	EUR	119	129,447
TCI Communications, Inc., 7.88%, 02/15/26	USD	610	647,687
TEGNA, Inc., 4.75%, 03/15/26(b)		32	31,125
Univision Communications, Inc.(b) 6.63%, 06/01/27		37	36,899

Security		Par (000)	Value

Media (continued)
Univision Communications, Inc.(b) (continued)
8.00%, 08/15/28(e)	USD	408	$420,901
7.38%, 06/30/30(e)		120	119,656
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		303	266,673
Videotron Ltd., 3.63%, 06/15/29(b)		54	49,007
VZ Secured Financing BV, 3.50%, 01/15/32(d)	EUR	100	97,216
Walt Disney Co.
7.63%, 11/30/28	USD	385	431,068
5.40%, 10/01/43		500	523,822
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)		150	145,989
Ziggo BV, 4.88%, 01/15/30(b)		200	178,397

			22,308,877

Metals & Mining — 1.0%
ABJA Investment Co. Pte. Ltd.(d)
5.95%, 07/31/24		250	248,828
5.45%, 01/24/28		200	200,000
Amsted Industries, Inc., 5.63%, 07/01/27(b)		30	29,893
Arsenal AIC Parent LLC, 8.00%, 10/01/30(b)		161	167,981
ATI, Inc.
5.88%, 12/01/27		121	119,239
7.25%, 08/15/30		329	342,289
5.13%, 10/01/31		110	102,026
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		741	755,509
Carpenter Technology Corp.
6.38%, 07/15/28		180	179,325
7.63%, 03/15/30		151	155,708
Constellium SE
4.25%, 02/15/26(d)	EUR	100	109,706
3.75%, 04/15/29(b)(e)	USD	841	763,090
First Quantum Minerals Ltd., 8.63%, 06/01/31(b)		222	186,884
JSW Steel Ltd., 5.95%, 04/18/24(d)		200	199,162
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		98	90,633
4.50%, 06/01/31		406	349,983
New Gold, Inc., 7.50%, 07/15/27(b)		243	245,156
Novelis Corp.(b)
3.25%, 11/15/26(e)		542	510,238
4.75%, 01/30/30(e)		328	308,467
3.88%, 08/15/31		200	176,247
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(d)	EUR	100	104,104
Rio Tinto Finance USA PLC, 4.75%, 03/22/42	USD	400	387,082
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(d)		200	177,108

			5,908,658

Mortgage Real Estate Investment Trusts (REITs)(b) — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/25		30	29,594
4.25%, 02/01/27		42	39,573
4.75%, 06/15/29		46	41,478

			110,645

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.
4.75%, 04/15/35		140	135,800
4.00%, 02/01/50		550	434,522
Highwoods Realty LP, 7.65%, 02/01/34		40	43,152

			613,474

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 7.1%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)	USD	431	$433,155
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b) 5.75%, 03/01/27		148	146,851
5.75%, 01/15/28		39	38,611
5.38%, 06/15/29		140	134,592
Apache Corp., 5.35%, 07/01/49		84	69,842
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b) 9.00%, 11/01/27		367	462,420
8.25%, 12/31/28		593	596,446
Series B, 5.88%, 06/30/29		44	40,936
Baytex Energy Corp., 8.50%, 04/30/30(b)		144	149,027
Buckeye Partners LP 5.85%, 11/15/43		94	76,149
5.60%, 10/15/44		59	45,396
Burlington Resources LLC, 5.95%, 10/15/36		685	739,649
Callon Petroleum Co. 6.38%, 07/01/26		111	110,473
8.00%, 08/01/28(b)(e)		355	362,552
7.50%, 06/15/30(b)(e)		304	306,590
Chesapeake Energy Corp.(b) 5.88%, 02/01/29		28	27,439
6.75%, 04/15/29(e)		290	292,698
CITGO Petroleum Corp., 8.38%, 01/15/29(b)		322	331,122
Civitas Resources, Inc.(b) 8.38%, 07/01/28		523	545,983
8.63%, 11/01/30		261	276,848
8.75%, 07/01/31		495	526,951
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		66	59,267
CNX Resources Corp., 7.38%, 01/15/31(b)		70	70,486
Comstock Resources, Inc.(b) 6.75%, 03/01/29(e)		387	353,914
5.88%, 01/15/30		447	387,683
ConocoPhillips, 6.50%, 02/01/39		600	693,625
CQP Holdco LP/BIP‑V Chinook Holdco LLC, 5.50%, 06/15/31(b)		500	473,802
Crescent Energy Finance LLC(b) 7.25%, 05/01/26		496	499,058
9.25%, 02/15/28		400	415,028
CrownRock LP/CrownRock Finance, Inc., 5.00%, 05/01/29(b)		43	41,925
Devon Energy Corp. 5.85%, 12/15/25		1,000	1,010,790
4.75%, 05/15/42		300	262,069
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30		140	143,164
DT Midstream, Inc., 4.38%, 06/15/31(b)(e)		209	188,525
Ecopetrol SA, 8.88%, 01/13/33		175	189,711
Enbridge, Inc.(a)
(3‑mo. CME Term SOFR + 3.90%), 6.25%, 03/01/78		1,935	1,788,596
(5‑year CMT + 4.43%), 8.50%, 01/15/84		123	130,828
Series 20‑A, (5‑year CMT + 5.31%), 5.75%, 07/15/80		950	876,375
Energean Israel Finance Ltd., 8.50%, 09/30/33		56	52,799
Energy Transfer LP 6.00%, 02/01/29(b)		196	197,761
7.38%, 02/01/31(b)		69	72,515
5.30%, 04/15/47		540	495,097
Series H, (5‑year CMT + 5.69%), 6.50%(a)(j)		307	291,736

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC 5.63%, 01/15/28(b)	USD	92	$90,959
5.38%, 06/01/29		264	258,312
6.50%, 09/01/30(b)		125	127,621
EnLink Midstream Partners LP, 5.60%, 04/01/44		141	122,716
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,528,134
EOG Resources, Inc., 5.10%, 01/15/36		200	198,053
EQM Midstream Partners LP 4.13%, 12/01/26		68	65,680
6.50%, 07/01/27(b)		126	128,297
4.50%, 01/15/29(b)		13	12,281
7.50%, 06/01/30(b)		57	61,276
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27(b)		37	38,382
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/28		107	107,373
8.25%, 01/15/29		115	118,340
8.88%, 04/15/30		146	150,964
Gulfport Energy Corp., 8.00%, 05/17/26(b)		25	25,271
Harvest Midstream I LP, 7.50%, 09/01/28(b)		40	39,763
Hess Corp., 4.30%, 04/01/27		1,100	1,088,345
Hilcorp Energy I LP/Hilcorp Finance Co.(b) 6.25%, 11/01/28		70	69,730
5.75%, 02/01/29		127	122,643
6.00%, 04/15/30		12	11,638
8.38%, 11/01/33		408	432,252
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28(b)		179	187,872
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(d)		200	193,188
Impulsora Pipeline LLC, 6.05%, 01/01/43(c)		1,592	1,352,581
ITT Holdings LLC, 6.50%, 08/01/29(b)(e)		232	205,236
Kinder Morgan, Inc., 5.05%, 02/15/46(e)		1,400	1,249,057
Kinetik Holdings LP 6.63%, 12/15/28		58	59,091
5.88%, 06/15/30(b)(e)		202	198,173
Leviathan Bond Ltd., 6.75%, 06/30/30(b)(d)		22	20,049
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(b)		22	21,450
Marathon Petroleum Corp., 6.50%, 03/01/41(e)		1,150	1,235,231
Matador Resources Co.(e) 5.88%, 09/15/26		123	121,979
6.88%, 04/15/28(b)		167	169,391
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26(d)		288	286,290
MPLX LP 4.25%, 12/01/27		250	244,570
4.80%, 02/15/29		500	496,431
Murphy Oil Corp., 5.88%, 12/01/42		18	15,903
Murphy Oil USA, Inc., 4.75%, 09/15/29		28	26,530
Nabors Industries Ltd.(b) 7.25%, 01/15/26		140	134,569
7.50%, 01/15/28		177	153,061
Nabors Industries, Inc. 5.75%, 02/01/25(e)		522	521,826
7.38%, 05/15/27(b)		20	19,594
9.13%, 01/31/30(b)		175	175,711
New Fortress Energy, Inc., 6.75%, 09/15/25(b)		61	60,513
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)(e)		186	187,862
Noble Finance II LLC, 8.00%, 04/15/30(b)		209	217,476
Northern Oil and Gas, Inc.(b) 8.13%, 03/01/28		513	519,412
8.75%, 06/15/31		212	220,819

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
NuStar Logistics LP 6.00%, 06/01/26	USD	88	$87,845
6.38%, 10/01/30		17	17,030
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30(b)		158	160,907
Permian Resources Operating LLC 5.38%, 01/15/26(b)		32	31,574
7.75%, 02/15/26(b)		380	386,585
6.88%, 04/01/27(b)		116	115,920
8.00%, 04/15/27(b)(e)		189	195,913
5.88%, 07/01/29(b)		449	437,757
9.88%, 07/15/31(b)		209	232,251
7.00%, 01/15/32		208	214,588
Petroleos Mexicanos 4.25%, 01/15/25		55	53,316
6.50%, 03/13/27(e)		142	131,971
8.75%, 06/02/29		204	196,710
5.95%, 01/28/31(e)		245	194,408
6.70%, 02/16/32		117	96,818
6.38%, 01/23/45		48	31,134
Precision Drilling Corp., 6.88%, 01/15/29(b)		9	8,679
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)		111	104,908
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		36	34,422
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	1,781,493
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28		247	255,946
SM Energy Co. 6.75%, 09/15/26		116	115,698
6.63%, 01/15/27		14	13,921
6.50%, 07/15/28		103	103,047
Southwestern Energy Co., 5.38%, 02/01/29		107	104,421
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,068,581
Sunoco LP/Sunoco Finance Corp. 5.88%, 03/15/28		4	3,995
7.00%, 09/15/28(b)		122	125,876
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b) 7.50%, 10/01/25		9	9,045
6.00%, 03/01/27		29	28,359
5.50%, 01/15/28		95	89,776
6.00%, 12/31/30		2	1,859
6.00%, 09/01/31		88	81,394
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	473,358
Transocean Aquila Ltd., 8.00%, 09/30/28(b)		82	83,227
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b) .		125	129,686
Transocean, Inc.(b) 7.50%, 01/15/26		352	345,826
11.50%, 01/30/27		358	374,110
8.00%, 02/01/27		261	254,475
8.75%, 02/15/30(e)		654	683,848
Valaris Ltd., 8.38%, 04/30/30(b)		511	523,540
Venture Global Calcasieu Pass LLC(b) 3.88%, 08/15/29		182	165,129
4.13%, 08/15/31		3	2,643
3.88%, 11/01/33(e)		469	397,453
Venture Global LNG, Inc.(b) 8.13%, 06/01/28		557	562,513
9.50%, 02/01/29		1,462	1,547,040
8.38%, 06/01/31		875	874,547
9.88%, 02/01/32		697	726,022
Vermilion Energy, Inc., 6.88%, 05/01/30(b)		108	103,685

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Vital Energy, Inc. 10.13%, 01/15/28	USD	172	$176,740
9.75%, 10/15/30		209	216,664
Western Midstream Operating LP 5.45%, 04/01/44		137	124,027
5.30%, 03/01/48		75	65,267
5.50%, 08/15/48		69	61,535
5.25%, 02/01/50		304	272,554

			42,180,415

Paper & Forest Products — 0.2%
International Paper Co., 6.00%, 11/15/41		870	919,248

Passenger Airlines — 0.9%
Air Canada, 3.88%, 08/15/26(b)		125	119,424
American Airlines Pass-Through Trust
Series 2015‑2, Class A, 4.00%, 03/22/29		967	883,534
Series 2015‑2, Class AA, 3.60%, 03/22/29		967	904,610
American Airlines, Inc., 8.50%, 05/15/29(b)		291	307,296
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(b)		336	327,926
Deutsche Lufthansa AG, 2.88%, 05/16/27(d)	EUR	100	106,043
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	138	138,143
United Airlines Pass-Through Trust, Series 2023‑1, Class A, 4.30%, 02/15/27		2,213	2,144,439
United Airlines, Inc.(b) 4.38%, 04/15/26		113	110,108
4.63%, 04/15/29(e)		359	335,749
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, 05/01/27(b)		85	73,107

			5,450,379

Personal Care Products — 0.0%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30(b)		176	180,807

Pharmaceuticals — 1.6%
1375209 BC Ltd., 9.00%, 01/30/28(b)		189	184,294
AbbVie, Inc. 3.20%, 05/14/26		500	484,591
4.55%, 03/15/35(e)		2,140	2,098,601
4.45%, 05/14/46		2,095	1,923,475
Bristol-Myers Squibb Co. 3.55%, 03/15/42		350	286,371
4.35%, 11/15/47		300	264,539
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27(d)	EUR	100	106,668
CVS Health Corp. 5.13%, 07/20/45	USD	700	662,259
5.05%, 03/25/48		1,821	1,703,196
Gruenenthal GmbH, 4.13%, 05/15/28(d)	EUR	100	108,991
Jazz Securities DAC, 4.38%, 01/15/29(b)	USD	200	186,283
Option Care Health, Inc., 4.38%, 10/31/29(b)		76	68,686
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30		500	428,438
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29	EUR	100	120,574
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	USD	299	276,388
4.75%, 05/09/27		200	191,842
7.88%, 09/15/29		200	214,616

			9,309,812

Professional Services — 0.1%
CoreLogic, Inc., 4.50%, 05/01/28(b)(e)		607	531,738

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development — 0.2%
Agps Bondco PLC, 5.50%, 11/13/26(d)(k)(l)	EUR	100	$38,086
Anywhere Real Estate Group LLC/Anywhere Co.- Issuer Corp.
7.00%, 04/15/30	USD	169	156,404
7.00%, 04/15/30(b)		150	138,057
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31		203	215,133
Fantasia Holdings Group Co. Ltd.(k)(l)
11.75%, 04/17/22(d)		200	4,500
10.88%, 01/09/23		307	6,908
11.88%, 06/01/23(d)		400	9,000
9.25%, 07/28/23(d)		300	6,750
i‑595 Express LLC, 3.31%, 12/31/31(c)		678	633,091
Theta Capital Pte. Ltd., 8.13%, 01/22/25(d)		200	177,772

			1,385,701

Residential REITs — 0.2%
ERP Operating LP, 4.50%, 06/01/45		1,155	975,925

Retail REITs — 0.3%
Simon Property Group LP, 4.75%, 03/15/42		1,670	1,520,271

Semiconductors & Semiconductor Equipment — 1.2%
ams-OSRAM AG, 10.50%, 03/30/29	EUR	100	119,751
Broadcom, Inc.
4.75%, 04/15/29	USD	2,500	2,505,630
4.15%, 04/15/32(b)		1,500	1,414,011
Entegris Escrow Corp., 4.75%, 04/15/29(b)		749	721,597
Entegris, Inc., 4.38%, 04/15/28(b)		201	191,284
Intel Corp.
5.13%, 02/10/30		750	777,813
2.00%, 08/12/31(e)		1,000	844,472
KLA Corp., 3.30%, 03/01/50		500	381,639
NCR Atleos Corp., 9.50%, 04/01/29		158	167,874
QUALCOMM, Inc., 4.65%, 05/20/35		250	255,708

			7,379,779

Software — 2.1%
Alteryx, Inc., 8.75%, 03/15/28(b)		209	222,454
Boxer Parent Co., Inc.
6.50%, 10/02/25(d)	EUR	100	109,975
7.13%, 10/02/25(b)	USD	81	81,434
9.13%, 03/01/26(b)(e)		516	514,866
Capstone Borrower, Inc., 8.00%, 06/15/30(b)		205	213,274
Clarivate Science Holdings Corp.(b)(e)
3.88%, 07/01/28		653	615,710
4.88%, 07/01/29		433	406,299
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		2,211	2,105,846
9.00%, 09/30/29(e)		1,072	1,018,885
Consensus Cloud Solutions, Inc.(b)
6.00%, 10/15/26		48	45,641
6.50%, 10/15/28		45	40,817
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		30	27,112
Elastic NV, 4.13%, 07/15/29(b)		129	118,454
McAfee Corp., 7.38%, 02/15/30(b)(e)		691	631,057
Microsoft Corp., 2.92%, 03/17/52(e)		1,600	1,180,857
MicroStrategy, Inc., 6.13%, 06/15/28(b)		342	331,788
Open Text Corp., 6.90%, 12/01/27(b)		310	322,292
Oracle Corp.
5.38%, 07/15/40(e)		3,025	2,972,246
4.00%, 11/15/47		400	316,832
3.95%, 03/25/51		600	469,839

Security		Par (000)	Value

Software (continued)
Playtika Holding Corp., 4.25%, 03/15/29(b)	USD	54	$47,118
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(e)		584	575,668
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		189	156,033

			12,524,497

Specialized REITs(b) — 0.1%
Iron Mountain, Inc.
7.00%, 02/15/29		436	448,155
5.63%, 07/15/32		62	58,693

			506,848

Specialty Retail — 0.1%
Arko Corp., 5.13%, 11/15/29(b)		86	74,412
eG Global Finance PLC, 12.00%, 11/30/28		209	222,591
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29(b)(e)		493	479,599

			776,602

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.
4.65%, 02/23/46		2,400	2,367,400
3.75%, 11/13/47(e)		1,000	854,868
Seagate HDD Cayman(b)
8.25%, 12/15/29		331	356,992
8.50%, 07/15/31		319	346,212

			3,925,472

Textiles, Apparel & Luxury Goods(b) — 0.0%
Hanesbrands, Inc., 4.88%, 05/15/26		92	88,745
Levi Strauss & Co., 3.50%, 03/01/31		11	9,524

			98,269

Tobacco — 0.8%
Altria Group, Inc.
2.45%, 02/04/32		200	163,094
5.38%, 01/31/44(e)		2,000	1,963,338
Reynolds American, Inc.
4.45%, 06/12/25		394	389,397
7.00%, 08/04/41		1,000	1,033,530
5.85%, 08/15/45		1,500	1,404,085

			4,953,444

Transportation Infrastructure — 0.8%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		200	198,460
Azzurra Aeroporti SpA, 2.63%, 05/30/27(d)	EUR	100	102,773
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(d)	USD	200	183,070
ITR Concession Co. LLC, 4.20%, 07/15/25(b)		4,000	3,859,947
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26(b).		580	566,631

			4,910,881

Water Utilities — 0.2%
American Water Capital Corp., 4.45%, 06/01/32		1,350	1,342,941

Wireless Telecommunication Services — 1.1%
Altice France SA/France
11.50%, 02/01/27(i)	EUR	100	110,671
5.13%, 07/15/29(b)	USD	544	423,243
5.50%, 10/15/29(b)		400	313,650
Cellnex Finance Co. SA, 1.25%, 01/15/29(d)	EUR	100	98,583
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)	USD	612	608,334
Eutelsat SA, 1.50%, 10/13/28(d)	EUR	100	82,796
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	72	63,358

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Wireless Telecommunication Services (continued)
Kenbourne Invest SA, 6.88%, 11/26/24(b)	USD	210		$145,359
Millicom International Cellular SA, 4.50%, 04/27/31(b)		200		165,986
Rogers Communications, Inc., 7.50%, 08/15/38		2,325		2,684,316
T‑Mobile U.S., Inc. 2.55%, 02/15/31		500		430,657
4.50%, 04/15/50(e)		500		441,775
Vmed O2 U.K. Financing I PLC, 4.50%, 07/15/31(d)	GBP	100		109,924
Vodafone Group PLC, 4.25%, 09/17/50(e)	USD	700		580,629

				6,259,281

Total Corporate Bonds — 67.0% (Cost: $405,178,776)				398,453,456

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.1%
Peraton Corp.
2nd Lien Term Loan B1, (3‑mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		303		300,745
Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		151		150,632

				451,377

Air Freight & Logistics — 0.0%
Clue Opco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.50%), 9.86%, 12/19/30		130		122,958

Automobile Components — 0.0%
Tenneco, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		82		72,290

Banks — 0.0%
Ascensus Holdings, Inc., 2021 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		122		116,906

Beverages — 0.0%
Naked Juice LLC
2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		20		16,000
Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		17		16,320

				32,320

Broadline Retail — 0.0%
PUG LLC, USD Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		108		106,245

Building Products — 0.0%
LBM Acquisition LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 12/17/27		—	(m)	1
White Cap Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		46		45,640

				45,641

Chemicals — 0.1%
Arc Falcon I, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 09/30/28		46		45,372
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.21%, 11/24/28		65		60,133

Security		Par (000)	Value

Chemicals (continued)
Discovery Purchaser Corp., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29	USD	358	$352,750
Herens U.S. Holdco Corp., USD Term Loan B, (3‑mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		92	83,092
Momentive Performance Materials Inc., 2023 Term Loan, (1‑mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		148	142,615

			683,962

Commercial Services & Supplies — 0.0%
PECF USS Intermediate Holding III Corp., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		93	72,067
TruGreen LP, 2020 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 8.50%), 14.14%, 11/02/28		106	78,440

			150,507

Communications Equipment — 0.0%
Viasat, Inc., 2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30		153	149,374

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30		594	589,311

Consumer Finance — 0.0%
Sabre GLBL, Inc.
2021 Term Loan B1, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 12/17/27		46	40,029
2021 Term Loan B2, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 12/17/27		72	63,076

			103,105

Containers & Packaging — 0.0%
Trident TPI Holdings, Inc., 2023 USD Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/15/28		92	91,870

Diversified Consumer Services — 0.0%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		83	70,935
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		106	103,702

			174,637

Diversified Telecommunication Services — 0.1%
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 10/08/27(c)		143	142,170
Zayo Group Holdings, Inc., USD Term Loan, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		110	94,376

			236,546

Electronic Equipment, Instruments & Components — 0.0%
Roper Industrial Products Investment Co., USD Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%) , 9.35%, 11/22/29		66	66,717

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24(c)	USD	8	$5,597

Financial Services — 0.0%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3‑mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27		33	32,893
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		145	137,931

			170,824

Food Products — 0.0%
Chobani LLC, 2023 Incremental Term Loan, (3‑mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		148	148,123

Health Care Equipment & Supplies — 0.1%
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		129	128,195
Bausch and Lomb, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		176	174,310

			302,505

Health Care Providers & Services — 0.1%
LifePoint Health, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 5.50%), 11.17%, 11/16/28		68	67,705
Quorum Health Corp., 2020 Term Loan, (3‑mo. CME Term SOFR at 1.00% Floor + 8.25%), 13.76%, 04/29/25		116	69,808
Star Parent, Inc., Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		238	234,782
Surgery Center Holdings, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.86%, 12/19/30 .		68	68,282

			440,577

Health Care Technology — 0.3%
AthenaHealth Group, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29		946	940,249
Gainwell Acquisition Corp., Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		298	289,491
Verscend Holding Corp., 2021 Term Loan B, (1‑mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		622	622,454

			1,852,194

Household Durables — 0.1%
Hunter Douglas, Inc., USD Term Loan B1, (3‑mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		145	144,035
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		280	250,437

			394,472

Interactive Media & Services — 0.0%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		66	65,533

Security		Par (000)	Value

IT Services — 0.1%
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28	USD	560	$393,486
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		280	106,400
Project Alpha Intermediate Holding, Inc., 2023 1st Lien Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 10/28/30		59	59,459

			559,345

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (6‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		70	70,127

Machinery — 0.1%
SPX Flow, Inc., 2022 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		252	252,334
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		460	459,626

			711,960

Media — 0.2%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.72%, 09/01/25		156	142,629
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3‑mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		437	432,134
DirecTV Financing LLC, Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		431	430,754
Radiate Holdco LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		161	128,038

			1,133,555

Oil, Gas & Consumable Fuels — 0.2%
Ecopetrol SA, 2023 Term Loan, (3‑mo. CME Term SOFR + 4.75%), 10.13%, 09/06/30		150	148,875
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		65	64,821
M6 ETX Holdings II Midco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		77	77,426
New Fortress Energy, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		642	630,765

			921,887

Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		243	249,526

Personal Care Products — 0.0%
KDC/ONE Development Corp., Inc., 2023 USD Term Loan B, (1‑mo. CME Term SOFR + 5.00%), 10.36%, 08/15/28		120	118,620

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Pharmaceuticals — 0.0%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28	USD	48		$47,058

Professional Services — 0.0%
CoreLogic, Inc., Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		85		82,839
Galaxy U.S. Opco, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29(c)		139		113,652

				196,491

Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30(c)		50		50,013

Software — 0.5%
Boxer Parent Co., Inc.
2021 USD 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.97%, 02/27/26		279		277,691
2023 USD Term Loan, 0.00%, 12/29/28		63		63,362
Cloud Software Group, Inc., 2022 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		540		526,612
Cloudera, Inc., 2021 Second Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		234		222,737
McAfee Corp., 2022 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		281		279,204
MH Sub I LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		35		32,487
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		325		319,356
Planview Parent, Inc., 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.70%, 12/18/28		103		93,601
Polaris Newco LLC, USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		196		193,056
Proofpoint, Inc., 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.72%, 08/31/29		250		251,673
RealPage, Inc., 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 04/24/28		215		213,089
Sophia LP, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		85		85,397
Sovos Compliance LLC, 2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.97%, 08/11/28		117		114,880
UKG, Inc., 2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		195		194,979

				2,868,124

Specialty Retail — 0.0%
PetSmart LLC, 2021 Term Loan B, 0.00%, 02/11/28		—	(m)	1

Security		Par (000)	Value

Transportation Infrastructure — 0.0%
Apple Bidco LLC, 2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28	USD	32	$31,944

Wireless Telecommunication Services — 0.1%
Altice France SA/France, 2023 USD Term Loan B14, (3‑mo. CME Term SOFR + 5.50%), 10.89%, 08/15/28		93	83,268
Digicel International Finance Ltd.
2017 Term Loan B, (3‑mo. LIBOR US + 2.25%), 10.75%, 05/28/24		369	342,190
2017 Term Loan B1, 05/27/24(n)		16	14,870

			440,328

Total Floating Rate Loan Interests — 2.3% (Cost: $14,329,973)			13,972,570

Foreign Agency Obligations

Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32(d)		200	183,313

Canada — 1.1%
CDP Financial, Inc., 5.60%, 11/25/39(b)		5,890	6,299,644

Colombia — 0.1%
Colombia Government International Bond 4.50%, 01/28/26(e)		300	294,000
3.88%, 04/25/27		200	190,562
3.13%, 04/15/31		200	162,563
8.00%, 04/20/33(e)		200	218,312

			865,437

Dominican Republic — 0.2%
Dominican Republic International Bond 6.88%, 01/29/26(d)		115	116,921
5.95%, 01/25/27(d)		228	228,474
4.50%, 01/30/30(b)		226	207,637
7.05%, 02/03/31(b)		150	157,343
4.88%, 09/23/32(b)		300	272,742

			983,117

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61(b)		219	127,362

Guatemala — 0.1%
Guatemala Government Bond(b) 5.25%, 08/10/29		200	195,800
5.38%, 04/24/32		200	193,700

			389,500

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28(d)		400	392,125

Morocco — 0.0%
Morocco Government International Bond, 2.38%, 12/15/27(b)		200	178,875

Oman — 0.1%
Oman Government International Bond(d) 6.50%, 03/08/47		228	232,275
6.75%, 01/17/48		200	208,812

			441,087

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Romania — 0.1%
Romanian Government International Bond 5.25%, 11/25/27(b)	USD	102	$101,073
2.50%, 02/08/30(d)	EUR	222	212,122
2.12%, 07/16/31(d)		226	198,329

			511,524

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(d)	USD	200	178,125

South Africa — 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/29		200	187,250
5.88%, 04/20/32(e)		200	189,440

			376,690

Ukraine — 0.0%
Ukraine Government International Bond(k)(l) 7.75%, 09/01/27(d)		385	102,795
7.25%, 03/15/35(b)		200	46,400

			149,195

Total Foreign Agency Obligations — 1.9% (Cost: $11,033,030)			11,075,994

Municipal Bonds

California — 1.2%
City of Los Angeles California, GO, Series A, 5.00%, 09/01/42		2,000	1,980,087
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40		1,900	2,095,141
Oxnard Union High School District, Refunding GO, (BAM), 3.18%, 08/01/43		1,600	1,255,998
State of California, Refunding GO, 5.13%, 03/01/38		1,000	1,004,236
University of California, RB, BAB, 5.95%, 05/15/45		885	971,395

			7,306,857

Georgia — 0.4%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 7.06%, 04/01/57		1,907	2,126,968

Hawaii — 0.3%
City & County Honolulu HI Wastewater System Revenue, Refunding RB, Series A, 2.62%, 07/01/45		1,000	684,948
State of Hawaii, GO, Series GK, 6.15%, 10/01/38		1,000	1,085,739

			1,770,687

Illinois — 0.3%
State of Illinois, GO, 5.10%, 06/01/33		2,000	1,977,756

Massachusetts — 0.1%
University of Massachusetts Building Authority, Refunding RB, Series 3, 3.43%, 11/01/40		500	418,180

New York — 1.2%
Metropolitan Transportation Authority, RB, BAB, 7.34%, 11/15/39		1,295	1,606,613
New York City Industrial Development Agency, Refunding RB, (AGM), 3.19%, 03/01/40		165	128,827
New York City Municipal Water Finance Authority, Refunding RB, BAB, 5.72%, 06/15/42		1,390	1,518,524

Security		Par (000)	Value

New York (continued)
New York State Dormitory Authority, RB, BAB
Series D, 5.60%, 03/15/40	USD	1,900	$2,013,043
Series F, 5.63%, 03/15/39		1,100	1,146,052
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	835,505

			7,248,564

Total Municipal Bonds — 3.5% (Cost: $19,970,270)			20,849,012

Non‑Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 9.8%
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		373	325,488
Series 2006-OA21, Class A1, (1‑mo. Term SOFR + 0.30%), 5.66%, 03/20/47(a)		350	284,907
Series 2007-OA10, Class 2A1, (1‑mo. Term SOFR + 0.61%), 5.97%, 09/25/47(a)		3,973	557,973
Banc of America Funding Trust, Series 2007‑2, Class 1A2, 6.00%, 03/25/37		215	170,498
Bravo Residential Funding Trust
Series 2021-NQM1, Class A1, 0.94%, 02/25/49(a)(b)		702	619,480
Series 2023-NQM3, Class A1, 4.85%, 09/25/62(b)		459	451,252
Series 2023-NQM4, Class A1, 6.44%, 05/25/63		1,425	1,438,288
Chase Home Lending Mortgage Trust, Series 2019- ATR1, Class A12, 6.50%, 04/25/49(a)(b)		489	493,128
CIM Trust
Series 2023‑I1, Class A1, 6.03%, 04/25/58(b)		1,251	1,243,522
Series 2023‑I2, Class A1, 6.64%, 12/25/67		1,231	1,241,837
COLT Mortgage Loan Trust
Series 2020‑2, Class M1, 5.25%, 03/25/65(a)(b)		3,050	2,977,179
Series 2020‑3, Class M1, 3.36%, 04/27/65(a)(b)		3,820	3,502,634
Series 2022‑1, Class A1, 4.55%, 04/25/67(a)(b)		1,522	1,491,814
Series 2022‑7, Class A1, 5.16%, 04/25/67(b)		2,022	1,970,257
Series 2022‑9, Class A1, 6.79%, 12/25/67(b)		330	334,239
Series 2023‑2, Class A1, 6.60%, 07/25/68		1,469	1,488,145
Credit Suisse Mortgage Capital Certificates Trust, Series 2022-NQM5, Class A1, 5.17%, 05/25/67(a)(b)		2,708	2,689,813
Deephaven Residential Mortgage Trust, Series 2022‑2, Class A1, 4.30%, 03/25/67(a)(b)		269	255,340
Ellington Financial Mortgage Trust(a)(b)
Series 2020‑1, Class M1, 5.24%, 05/25/65		1,500	1,455,927
Series 2021‑2, Class A1, 0.93%, 06/25/66		199	158,249
Flagstar Mortgage Trust, Series 2021‑4, Class A1, 2.50%, 06/01/51(a)(b)		2,413	1,975,959
GCAT Trust, Series 2022-NQM3, Class A1, 4.35%, 04/25/67(a)(b)		1,127	1,086,973
GMACM Mortgage Loan Trust, Series 2005‑AR3, Class 5A1, 3.87%, 06/19/35(a)		91	81,400
GS Mortgage-Backed Securities Corp. Trust, Series 2022‑PJ2, Class A4, 2.50%, 06/25/52(a)(b)		1,045	854,676
GS Mortgage-Backed Securities Trust, Series 2021- PJ2, Class A2, 2.50%, 11/25/51(a)(b)		911	748,511
GSR Mortgage Loan Trust, Series 2007‑4F, Class 3A1, 6.00%, 07/25/37		81	51,939
Homeward Opportunities Fund Trust, Series 2022‑1, Class A1, 5.08%, 07/25/67(b)		1,194	1,173,609

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
JP Morgan Mortgage Trust
Series 2006‑S3, Class 1A12, 6.50%, 08/25/36	USD	42	$14,006
Series 2022-DSC1, Class A1, 4.75%, 01/25/63(a)(b)		466	443,866
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)		734	624,103
Series 2023-DSC1, Class A1, 4.63%, 07/25/63(a)(b)		328	308,529
Mello Mortgage Capital Acceptance, Series 2022- INV2, Class A3, 3.00%, 04/25/52(a)(b)		775	661,188
Merrill Lynch Mortgage Investors Trust, Series 2006- A3, Class 3A1, 4.29%, 05/25/36(a)		132	92,157
MFA Trust
Series 2021-NQM1, Class M1, 2.31%, 04/25/65(a)(b)		2,750	2,087,760
Series 2023-NQM1, Class A1, 5.75%, 11/25/67(b)		851	846,336
Series 2023-NQM3, Class A1, 6.62%, 07/25/68		1,714	1,732,869
Mill City Mortgage Trust, Series 2023-NQM2, Class A1, 6.24%, 12/25/67(b)		1,789	1,793,293
OBX Trust
Series 2022-INC3, Class A1, 3.00%, 02/25/52(a)(b) .		685	586,630
Series 2022-NQM9, Class A1A, 6.45%, 09/25/62(b)		509	514,564
Series 2023-NQM1, Class A1, 6.12%, 11/25/62(a)(b)		709	712,696
Series 2023-NQM6, Class A1, 6.52%, 07/25/63		1,352	1,364,069
Onslow Bay Financial LLC, Class A1A, 6.57%, 06/25/63		1,636	1,651,282
PRKCM Trust, Series 2023-AFC2, Class A1, 6.48%, 06/25/58		1,585	1,593,144
RCKT Mortgage Trust, Series 2022‑2, Class A1, 3.00%, 02/25/52(a)(b)		1,023	871,007
SG Residential Mortgage Trust, Series 2022‑2, Class A1, 5.35%, 08/25/62(b)		665	664,357
Spruce Hill Mortgage Loan Trust, Series 2022‑SH1, Class A1A, 4.10%, 07/25/57(b)		696	667,926
STAR Trust, Series 2021‑1, Class M1, 2.36%, 05/25/65(a)(b)		2,050	1,567,560
Starwood Mortgage Residential Trust, Series 2020‑3, Class M1, 3.54%, 04/25/65(a)(b)		2,000	1,652,540
Verus Securitization Trust
Series 2022‑3, Class A1, 4.13%, 02/25/67(b)		2,830	2,633,656
Series 2022‑7, Class A1, 5.15%, 07/25/67(b)		1,619	1,620,883
Series 2022-INV2, Class A1, 6.79%, 10/25/67(b)		479	486,058
Series 2023‑1, Class A1, 5.85%, 12/25/67(b)		973	972,318
Series 2023‑5, Class A1, 6.48%, 06/25/68		1,422	1,435,756
Visio Trust, Series 2023‑2, Class A1, 6.60%, 10/25/58		1,424	1,434,923

			58,156,513

Commercial Mortgage-Backed Securities — 4.3%
3650R Commercial Mortgage Trust, Series 2021- PF1, Class A5, 2.52%, 11/15/54		1,250	1,031,654
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(a)(b)		4,170	3,901,902
Bayview Commercial Asset Trust, Series 2007‑2A, Class A1, (1‑mo. Term SOFR + 0.38%), 5.74%, 07/25/37(a)(b)		620	564,110
BX Commercial Mortgage Trust(a)(b)
Series 2019‑XL, Class A, (1‑mo. Term SOFR + 1.03%), 6.40%, 10/15/36		504	502,702

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust(a)(b) (continued)
Series 2021‑CIP, Class A, (1‑mo. Term SOFR + 1.04%), 6.40%, 12/15/38	USD	605	$592,281
Series 2021-SOAR, Class A, (1‑mo. Term SOFR + 0.78%), 6.15%, 06/15/38		1,569	1,543,908
Series 2021‑XL2, Class A, (1‑mo. Term SOFR + 0.80%), 6.17%, 10/15/38		391	383,611
Series 2022‑LP2, Class A, (1‑mo. Term SOFR + 1.01%), 6.37%, 02/15/39		1,426	1,399,802
BX Trust(a)(b)
Series 2021‑LBA, Class AJV, (1‑mo. Term SOFR + 0.91%), 6.28%, 02/15/36		1,690	1,662,448
Series 2022 VAMF, Class A, (1‑mo. Term SOFR + 0.85%), 6.21%, 01/15/39		1,300	1,272,296
Series 2022‑GPA, Class A, (1‑mo. Term SOFR + 2.17%), 7.53%, 08/15/39		650	650,611
Cantor Commercial Real Estate Lending, Series 2019- CF2, Class A5, 2.87%, 11/15/52		550	483,489
Citigroup Commercial Mortgage Trust, Series 2019- SMRT, Class A, 4.15%, 01/10/36(b)		700	698,699
Cold Storage Trust, Series 2020-ICE5, Class A, (1- mo. Term SOFR + 1.01%), 6.37%, 11/15/37(a)(b)		238	236,761
Credit Suisse Mortgage Capital Certificates Trust, Series 2020-FACT, Class D, (1‑mo. Term SOFR + 4.07%), 9.44%, 10/15/37(a)(b)		900	828,925
CSMC BHAR, Series 2021-BHAR, Class C, (1‑mo. Term SOFR + 2.11%), 7.48%, 11/15/38(a)(b)		300	295,354
Extended Stay America Trust, Series 2021‑ESH, Class D, (1‑mo. Term SOFR + 2.36%), 7.73%, 07/15/38(a)(b)		1,801	1,769,862
GS Mortgage Securities Trust, Series 2019-GC38, Class AAB, 3.84%, 02/10/52		930	899,107
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022‑ACB, Class A, (30‑day Avg SOFR + 1.40%), 6.74%, 03/15/39(a)(b)		1,700	1,676,520
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006‑1A, Class B, (1‑mo. Term SOFR + 1.11%), 6.47%, 04/25/31(a)(b)		96	95,662
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015‑C22, Class A4, 3.31%, 04/15/48		1,200	1,157,014
STWD Trust, Series 2021-FLWR, Class A, (1‑mo. Term SOFR + 0.69%), 6.05%, 07/15/36(a)(b)		1,207	1,184,668
UBS Commercial Mortgage Trust, Series 2019‑C18, Class A4, 3.04%, 12/15/52		1,200	1,044,947
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A4, 3.64%, 12/15/59		1,700	1,621,423

			25,497,756

Total Non‑Agency Mortgage-Backed Securities — 14.1% (Cost: $88,838,382)			83,654,269

Preferred Securities

Capital Trusts — 7.2%

Automobiles — 0.0%
Volkswagen International Finance NV, 3.88%(a)(d)(j)	EUR	100	101,028

Banks(j) — 6.1%
AIB Group PLC, 5.25%(a)(d)		200	217,738
Banco Bilbao Vizcaya Argentaria SA, 6.13%(a)	USD	2,000	1,820,220
Banco Mercantil del Norte SA, 6.75%(a)(b)		200	197,096
Bank of America Corp., Series FF, 5.88%(a)(e)		3,500	3,350,764

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bank of East Asia Ltd., 5.88%(a)(d)	USD	250	$232,656
Bank of New York Mellon Corp., Series F, 4.63%(a)		2,750	2,618,470
Barclays PLC
9.63%		640	664,800
4.38%(a)		310	240,996
BNP Paribas SA(a)(b)
4.63%		2,000	1,610,954
8.50%		265	277,514
Citigroup, Inc., 7.63%(a)		208	212,389
Credit Agricole SA, 7.88%(a)(b)		1,000	1,000,368
Goldman Sachs Group, Inc., Series R, 4.95%(a)		333	317,975
HSBC Holdings PLC(a)
4.70%		275	223,972
6.50%(e)		1,090	1,051,349
6.00%(e)		435	415,451
6.38%		1,000	987,244
ING Groep NV, Series NC10, 4.25%(a)		1,500	1,091,045
JPMorgan Chase & Co., Series FF, 5.00%(a)		2,500	2,454,414
Krung Thai Bank PCL/Cayman Islands, 4.40%(a)(d)		252	233,415
Lloyds Banking Group PLC(a)
8.00%		200	200,400
6.75%		595	586,557
7.50%		1,750	1,713,758
NatWest Group PLC, 6.00%(a)		1,575	1,522,723
Nordea Bank Abp, 6.13%(a)(b)		2,960	2,931,787
PNC Financial Services Group, Inc.(a)
Series V, 6.20%		205	199,309
Series W, 6.25%(e)		1,705	1,589,346
Rizal Commercial Banking Corp., 6.50%(a)(d)		200	188,392
U.S. Bancorp, Series J, 5.30%(a)(e)		1,900	1,704,357
UBS Group AG(a)(b)
4.88%		2,000	1,801,444
9.25%		400	431,511
9.25%		200	221,653
Wells Fargo & Co.(a)
7.63%(e)		300	314,793
Series S, 5.90%		3,390	3,354,261
Woori Bank, 4.25%(a)(d)		250	244,063

			36,223,184

Capital Markets — 0.4%
Charles Schwab Corp., Series H, 4.00%(a)(j)		3,000	2,369,430

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 6.14%(a)(d)(j)	EUR	200	226,862

Electric Utilities(a) — 0.6%
Edison International, Series B, 5.00%(j)	USD	169	157,357
EDP - Energias de Portugal SA, 5.94%, 04/23/83(d)	EUR	100	114,541
Electricite de France SA(j)
9.13%(b)	USD	200	223,282
3.38%(d)	EUR	200	193,457
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79	USD	2,750	2,580,464

			3,269,101

Independent Power and Renewable Electricity Producers(a)(b)(j) — 0.1%
NRG Energy, Inc., 10.25%		340	353,969
Vistra Corp., 7.00%(e)		162	159,570

			513,539

Security		Par (000)	Value

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 6.50%, 08/30/84(a)(d)	EUR	100	$117,965

			42,821,109

		Shares

Preferred Stocks — 0.3%(a)(j)

Capital Markets — 0.3%
Morgan Stanley, Series K, 5.85%		66,567	1,612,253

Financial Services — 0.0%
Federal National Mortgage Association, Series S, 8.25%		10,000	32,200

			1,644,453

Trust Preferred — 0.1%

Banks — 0.1%
Citigroup Capital XIII, 12.02%, 10/30/40(a)		29,583	844,299

			844,299

Total Preferred Securities — 7.6% (Cost: $48,024,992)			45,309,861

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.1%
Fannie Mae, 5.63%, 07/15/37(e)	USD	1,600	1,810,262
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(h)		6,055	4,611,040

			6,421,302

Collateralized Mortgage Obligations — 4.8%
Fannie Mae REMICS(e)
Series 2015‑47, Class GL, 3.50%, 07/25/45		1,636	1,469,601
Series 2022‑25, Class KL, 4.00%, 05/25/52		14,500	13,108,206
Freddie Mac REMICS
Series 4350, Class DY, 4.00%, 06/15/44		1,601	1,533,158
Series 4398, Class ZX, 4.00%, 09/15/54		11,104	10,038,223
Series 4549, Class TZ, 4.00%, 11/15/45		3,011	2,830,705

			28,979,893

Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae REMICS, Series 2012‑47, Class NI, 4.50%, 04/25/42		797	134,360
Ginnie Mae(a)
Series 2009‑116, Class KS, (1‑mo. Term SOFR + 6.36%), 1.00%, 12/16/39		585	47,332
Series 2011‑52, Class NS, (1‑mo. Term SOFR + 6.56%), 1.20%, 04/16/41		4,734	349,531

			531,223

Mortgage-Backed Securities — 15.7%
Fannie Mae Mortgage-Backed Securities(e)
4.50%, 07/01/55		2,730	2,699,734
4.00%, 02/01/56 - 04/01/56		2,903	2,802,792
Freddie Mac Mortgage-Backed Securities, 4.50%, 03/01/47(e)		549	548,928
Ginnie Mae Mortgage-Backed Securities, 5.50%, 08/15/33		24	24,129

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
1.50%, 05/01/31(e)	USD	6,171	$5,674,604
5.00%, 08/01/34 - 01/16/54(e)(o)		21,746	21,756,770
4.50%, 06/01/37 - 01/16/54(e)(o)		6,170	6,152,989
5.50%, 12/01/37 - 01/16/54(e)(o)		23,354	23,568,051
6.00%, 12/01/38(e)		199	207,822
3.00%, 02/01/52(e)		6,927	6,129,654
3.50%, 04/01/52 - 04/01/53(e)		9,051	8,336,069
4.00%, 05/01/52 - 09/01/52(e)		4,067	3,873,328
6.50%, 10/01/53(e)		5,517	5,653,281
7.00%, 01/16/54(o)		5,780	5,961,754

			93,389,905

Total U.S. Government Sponsored Agency Securities — 21.7% (Cost: $132,665,498)			129,322,323

U.S. Treasury Obligations
U.S. Treasury Bonds(e)
3.00%, 11/15/44		33,795	27,969,323
2.50%, 02/15/46		57,350	43,033,221
2.75%, 11/15/47		2,000	1,556,719
U.S. Treasury Notes(e)
5.00%, 10/31/25		26,000	26,296,562
3.63%, 05/31/28		1,900	1,879,887
4.88%, 10/31/28		7,800	8,141,859

Total U.S. Treasury Obligations — 18.3% (Cost: $128,686,947)			108,877,571

Total Long-Term Investments — 151.9% (Cost: $942,173,145)			903,818,999

		Shares

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, T‑Fund, Institutional Class, 5.26%(p)(q)		11,900,896	11,900,896

Total Short-Term Securities — 2.0% (Cost: $11,900,896)			11,900,896

Total Investments Before TBA Sale Commitments — 153.9% (Cost: $954,074,041)			915,719,895

Security		Par (000)	Value

TBA Sale Commitments

Mortgage-Backed Securities — (1.0)%
Uniform Mortgage-Backed Securities, 7.00%, 01/16/54(o)	USD	(5,780)	$(5,961,754)

Total TBA Sale Commitments — (1.0)% (Proceeds: $(5,913,889))			(5,961,754)

Total Investments, Net of TBA Sale Commitments — 152.9% (Cost: $948,160,152)			909,758,141

Liabilities in Excess of Other Assets — (52.9)%			(314,775,530)

Net Assets — 100.0%			$594,982,611

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Convertible security.
(h)	Zero-coupon bond.
(i)	When-issued security.
(j)	Perpetual security with no stated maturity date.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Non-income producing security.
(m)	Rounds to less than 1,000.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Represents or includes a TBA transaction. (p) Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub‑classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T‑Fund, Institutional Class	$2,477,689	$9,423,207	(a)	$—	$—	$—	$11,900,896	11,900,896	$369,097	$—

(a)	Represents net amount purchased (sold).

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas SA	4.67	%(b)	02/27/23	Open		$1,810,000	$1,882,067	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas SA	5.52	(b)	09/05/23	Open		17,781,250	18,092,570	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	5.52	(b)	09/05/23	Open		26,909,269	27,379,934	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	5.45	(b)	09/05/23	Open		23,008,937	23,411,671	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	5.45	(b)	09/05/23	Open		1,495,000	1,521,167	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	5.45	(b)	10/06/23	Open		1,838,250	1,862,235	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	5.50	(b)	11/06/23	Open		26,097,500	26,317,357	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	5.50	(b)	11/06/23	Open		7,926,750	7,991,274	U.S. Treasury Obligations	Open/Demand
J.P. Morgan Securities LLC	4.50		11/14/23	01/04/24		143,385	144,227	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	4.90		11/14/23	01/04/24		1,662,500	1,673,135	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		194,625	195,997	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		86,620	87,231	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		132,000	132,931	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		101,850	102,575	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		224,825	226,425	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		115,830	116,654	Capital Trusts	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		276,124	278,088	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		1,360,000	1,369,677	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		1,025,500	1,032,797	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		2,330,692	2,347,275	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.25		11/15/23	01/04/24		968,467	974,964	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/15/23	01/04/24		364,375	366,912	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/15/23	01/04/24		535,580	539,309	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	4.75		11/15/23	01/10/24		319,760	321,701	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		171,140	172,332	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		162,500	163,632	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		954,687	961,336	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		102,375	103,088	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		1,069,500	1,076,948	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		891,250	897,457	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		2,006,250	2,020,221	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		201,090	202,490	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		3,560,000	3,584,791	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		756,250	761,516	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		1,153,125	1,161,155	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		911,807	918,156	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	1.00	(b)	11/15/23	Open		151,436	151,630	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	11/15/23	Open		2,931,250	2,951,363	Capital Trusts	Open/Demand
BNP Paribas SA	5.45	(b)	11/15/23	Open		275,625	277,544	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/15/23	Open		1,880,525	1,893,621	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.32	(b)	11/15/23	Open		477,500	480,746	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.32	(b)	11/15/23	Open		383,198	385,803	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	11/15/23	Open		121,684	122,516	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		130,240	131,152	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		129,690	130,598	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		148,804	149,846	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		111,101	111,879	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		529,746	533,456	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	11/15/23	Open		2,441,250	2,458,375	Corporate Bonds	Open/Demand
BofA Securities, Inc.	0.25		11/16/23	01/11/24		274,237	274,323	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	2.50		11/16/23	01/11/24		321,882	322,888	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.15		11/16/23	01/11/24		88,438	88,896	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.25		11/16/23	01/11/24		78,152	78,567	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15		11/16/23	01/11/24		512,982	516,285	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15		11/16/23	01/11/24		267,731	269,455	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.20		11/16/23	01/11/24		241,069	242,636	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		570,712	574,458	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		673,750	678,171	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		160,775	161,830	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		139,720	140,637	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		503,391	506,757	Corporate Bonds	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BofA Securities, Inc.	5.35%		11/16/23	01/11/24		$155,394	$156,433	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		450,125	453,135	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		146,640	147,621	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		489,845	493,121	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		359,890	362,319	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		229,717	231,268	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		634,695	638,979	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		264,775	266,562	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		124,313	125,152	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		228,523	230,065	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		296,327	298,328	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		321,750	323,922	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		202,020	203,384	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		101,320	102,004	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		561,000	564,787	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		378,750	381,307	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		1,164,375	1,172,235	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		419,375	422,206	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		87,831	88,424	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		373,750	376,273	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		133,238	134,137	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		102,520	103,218	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		146,955	147,956	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		121,170	121,995	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		138,724	139,669	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		762,277	767,470	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		264,600	266,403	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		216,645	218,121	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		197,469	198,814	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		1,318,125	1,327,105	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		2,565,090	2,582,565	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		1,485,000	1,495,117	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		802,434	807,901	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		497,189	500,576	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		3,560,000	3,584,252	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		751,250	756,368	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		418,125	420,973	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		2,823,750	2,842,987	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		338,750	341,058	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		161,883	162,985	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		369,597	372,115	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		135,923	136,849	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.32		11/16/23	01/11/24		151,903	152,913	Foreign Agency Obligations	Up to 30 Days
Merrill Lynch International	5.33		11/16/23	01/11/24		149,337	150,332	Corporate Bonds	Up to 30 Days
Nomura Securities International, Inc.	5.48	(b)	11/24/23	Open		403,219	405,551	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/29/23	Open		1,771,875	1,780,506	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.35		11/30/23	01/11/24		508,500	510,843	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24		200,640	201,573	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24		243,165	244,296	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.45	(b)	11/30/23	Open		115,308	115,849	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/30/23	Open		98,093	98,553	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/30/23	Open		295,872	297,261	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.40		12/01/23	01/11/24		184,450	185,225	Corporate Bonds	Up to 30 Days
Royal Bank of Canada	5.55		12/07/23	01/08/24		1,393,332	1,398,488	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.55		12/07/23	01/08/24		12,365,398	12,411,150	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	5.49		12/07/23	01/10/24		4,090,320	4,105,291	Corporate Bonds	Up to 30 Days
Goldman Sachs & Co. LLC	5.45	(b)	12/07/23	Open		423,120	424,657	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/07/23	Open		1,094,000	1,097,975	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/07/23	Open		410,625	412,117	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.40	(b)	12/07/23	Open		507,885	509,713	Corporate Bonds	Open/Demand

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Royal Bank of Canada	5.53%	12/08/23	01/16/24		$1,585,372	$1,589,999	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		2,553,007	2,560,458	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		782,917	785,202	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		5,414,999	5,430,803	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		586,456	588,168	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,474,302	1,478,605	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		5,449,181	5,465,085	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,856,311	1,861,729	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,632,109	1,636,872	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		199,937	200,520	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		2,626,069	2,633,733	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		234,440	235,124	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		941,840	944,589	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,669,382	1,674,254	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		469,269	470,639	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,857,228	1,862,649	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		5,169,746	5,184,834	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,914,945	1,920,534	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		176,878	177,394	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		5,714,994	5,731,674	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		285,056	285,888	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,781,964	1,787,165	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,681,303	1,686,210	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,117,731	1,120,993	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,688,613	1,693,541	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,001,575	1,004,498	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		1,119,134	1,122,401	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		257,738	258,490	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		519,259	520,774	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		325,537	326,487	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24		2,011,224	2,017,094	U.S. Government Sponsored Agency Securities	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Royal Bank of Canada	5.53%		12/08/23	01/16/24		$617,219	$619,021	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas SA	5.15	(b)	12/08/23	Open		60,321	60,502	Corporate Bonds	Open/Demand
BNP Paribas SA	4.75	(b)	12/11/23	Open		913,500	915,911	Corporate Bonds	Open/Demand
BNP Paribas SA	5.18	(b)	12/11/23	Open		931,250	933,930	Corporate Bonds	Open/Demand
BNP Paribas SA	5.30	(b)	12/11/23	Open		390,600	391,750	Corporate Bonds	Open/Demand
BNP Paribas SA	5.30	(b)	12/11/23	Open		284,500	285,338	Corporate Bonds	Open/Demand
BNP Paribas SA	5.35	(b)	12/11/23	Open		998,959	1,001,928	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	12/11/23	Open		103,650	103,959	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/11/23	Open		39,688	39,806	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	12/11/23	Open		259,550	260,330	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	12/11/23	Open		173,800	174,325	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		375,500	376,637	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		216,235	216,890	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		1,730,610	1,735,850	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		186,921	187,487	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		171,390	171,909	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		137,438	137,854	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		420,000	421,272	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		1,044,240	1,047,402	Capital Trusts	Open/Demand
BNP Paribas SA	5.47	(b)	12/11/23	Open		455,376	456,760	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/11/23	Open		134,865	135,276	Corporate Bonds	Open/Demand
BNP Paribas SA	5.52	(b)	12/11/23	Open		1,533,701	1,538,294	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/11/23	Open		85,403	85,658	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	12/11/23	Open		157,960	158,421	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/11/23	Open		187,450	188,007	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/11/23	Open		416,909	418,148	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		965,000	967,922	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		3,078,750	3,088,072	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		1,852,500	1,858,109	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		329,406	330,404	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		135,270	135,680	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		407,500	408,734	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		2,771,250	2,779,641	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.50	(b)	12/11/23	Open		81,875	82,080	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		467,812	469,203	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		202,170	202,771	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		178,214	178,743	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		105,023	105,342	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		300,000	300,913	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		160,750	161,239	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		214,740	215,394	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		611,972	613,836	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		266,500	267,311	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		85,893	86,154	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		354,791	355,871	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		276,487	277,329	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		184,500	185,062	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		920,000	922,801	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		953,325	956,227	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		126,420	126,805	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		87,675	87,942	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		102,548	102,860	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		186,401	186,969	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		983,750	986,745	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		198,000	198,603	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		915,000	917,786	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/11/23	Open		392,010	393,175	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.48	(b)	12/11/23	Open		5,293,750	5,309,867	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		3,866,100	3,877,892	Corporate Bonds	Open/Demand
BNP Paribas SA	5.00	(b)	12/12/23	Open		380,520	381,524	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	12/12/23	Open		511,500	512,950	Corporate Bonds	Open/Demand

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas SA	5.39	%(b)	12/12/23	Open		$117,810	$118,145	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		104,243	104,542	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/12/23	Open		197,680	198,252	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		304,510	305,391	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		350,947	351,962	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.45		12/13/23	01/04/24		266,472	267,198	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	4.50		12/13/23	01/10/24		263,544	264,137	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.50		12/13/23	01/11/24		229,900	230,302	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/13/23	01/11/24		92,415	92,664	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.43	(b)	12/15/23	Open		101,920	102,135	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/15/23	Open		1,571,250	1,574,580	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/15/23	Open		1,539,569	1,542,856	Corporate Bonds	Open/Demand
BNP Paribas SA	5.42	(b)	12/20/23	Open		144,923	145,162	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/26/23	Open		166,260	166,390	Corporate Bonds	Open/Demand

						$290,426,518	$292,807,922

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts 10‑Year U.S. Ultra Long Treasury Note	385	03/19/24	$45,436	$1,992,117
Ultra U.S. Treasury Bond	687	03/19/24	91,779	8,306,256
2‑Year U.S. Treasury Note	3	03/28/24	618	6,094

				10,304,467

Short Contracts 10‑Year U.S. Treasury Note	1,013	03/19/24	114,358	(3,727,439)
U.S. Long Bond	161	03/19/24	20,115	(1,460,556)
5‑Year U.S. Treasury Note	73	03/28/24	7,940	(128,560)

				(5,316,555)

				$4,987,912

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	369,582	EUR	342,242	Barclays Bank PLC	03/14/24	$(9,304)
USD	114,445	CAD	153,000	Deutsche Bank AG	03/20/24	(1,144)
USD	67,257	EUR	62,000	Barclays Bank PLC	03/20/24	(1,398)
USD	104,959	EUR	95,000	Morgan Stanley & Co. International PLC	03/20/24	(239)
USD	5,838,813	EUR	5,321,000	UBS AG	03/20/24	(53,366)
USD	622,307	GBP	491,000	State Street Bank and Trust Co.	03/20/24	(3,783)

						$(69,234)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	USD	6,782	$(408,367)	$(87,300)	$(321,067)
CDX.NA.IG.41.V1	1.00	Quarterly	12/20/28	USD	25,210	(498,107)	(366,354)	(131,753)

						$(906,474)	$(453,654)	$(452,820)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Virgin Media Finance PLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B	EUR	10	$780	$603	$177
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	BB	EUR	17	1,493	2,619	(1,126)
CMA CGM SA	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	N/R	EUR	20	2,589	3,547	(958)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	10	(91)	(789)	698
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	3	(27)	(376)	349
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC+	EUR	5	(1,053)	(1,009)	(44)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+	EUR	3	(633)	(594)	(39)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+	EUR	9	(1,780)	(1,670)	(110)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC+	EUR	3	(516)	(498)	(18)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+	EUR	6	(1,081)	(1,042)	(39)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC+	EUR	4	(784)	(744)	(40)
United Group B.V.	5.00	Quarterly	Bank of America N.A.	12/20/27	B	EUR	10	453	(1,261)	1,714
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R	USD	4,710	(864,873)	(873,644)	8,771

								$(865,523)	$(874,858)	$9,335

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(453,654)	$—	$(452,820)
OTC Swaps	6,769	(881,627)	11,709	(2,374)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$10,304,467	$—	$10,304,467
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	18,478	—	—	—	—	18,478

	$—	$18,478	$—	$—	$10,304,467	$—	$10,322,945

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$5,316,555	$—	$5,316,555
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	69,234	—	—	69,234
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	452,820	—	—	—	—	452,820
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	884,001	—	—	—	—	884,001

	$—	$1,336,821	$—	$69,234	$5,316,555	$—	$6,722,610

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(10,020,423)	$—	$(10,020,423)
Forward foreign currency exchange contracts	—	—	—	1,480	—	—	1,480
Options purchased(a)	—	(3)	—	—	—	—	(3)
Options written	—	706	—	—	—	—	706
Swaps	—	(1,256,358)	—	—	4,804,374	—	3,548,016

	$—	$(1,255,655)	$—	$1,480	$(5,216,049)	$—	$(6,470,224)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$4,878,826	$—	$4,878,826
Forward foreign currency exchange contracts	—	—	—	(57,639)	—	—	(57,639)
Swaps	—	454,501	—	—	(5,476,987)	—	(5,022,486)

	$—	$454,501	$—	$(57,639)	$(598,161)	$—	$(201,299)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$141,906,254
Average notional value of contracts — short	$136,991,944
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,922,118
Average amounts sold — in USD	$161,482
Options:
Average notional value of swaption contracts purchased	$—	(a)
Average notional value of swaption contracts written	$—	(a)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Credit default swaps:
Average notional value — buy protection	$29,717,875
Average notional value — sell protection	$4,891,354
Interest rate swaps:
Average notional value — pays fixed rate	$—	(a)
Average notional value — receives fixed rate	$5,025,000

(a)	Derivative financial instrument not held at any quarter‑end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$30,562	$407,517
Forward foreign currency exchange contracts	—	69,234
Swaps — centrally cleared	8,158	—
Swaps — OTC(a)	18,478	884,001

Total derivative assets and liabilities in the Statements of Assets and Liabilities	57,198	1,360,752

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(38,720)	(407,517)

Total derivative assets and liabilities subject to an MNA	$18,478	$953,235

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non‑Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America N.A.	$1,714	$(1,714)	$—	$—	$—
JPMorgan Chase Bank N.A.	1,827	(1,827)	—	—	—
Morgan Stanley & Co. International PLC	14,937	(14,937)	—	—	—

	$18,478	$(18,478)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non‑Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(d)
Bank of America N.A.	$2,314	$(1,714)	$—	$—	$600
Barclays Bank PLC	13,115	—	—	(5,000)	8,115
Citibank N.A.	516	—	—	—	516
Deutsche Bank AG	1,144	—	—	—	1,144
JPMorgan Chase Bank N.A.	2,246	(1,827)	—	—	419
Morgan Stanley & Co. International PLC	876,751	(14,937)	—	(861,814)	—
State Street Bank and Trust Co.	3,783	—	—	—	3,783
UBS AG	53,366	—	—	—	53,366

	$953,235	$(18,478)	$—	$(866,814)	$67,943

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$91,342,426	$961,517	$92,303,943
Corporate Bonds
Aerospace & Defense	—	15,142,176	—	15,142,176
Air Freight & Logistics	—	1,151,594	—	1,151,594
Automobile Components	—	3,291,055	—	3,291,055
Automobiles	—	4,833,483	—	4,833,483
Banks	—	27,271,842	—	27,271,842
Beverages	—	4,849,436	—	4,849,436
Biotechnology	—	4,533,877	—	4,533,877
Broadline Retail	—	1,394,715	—	1,394,715
Building Products	—	8,148,033	—	8,148,033
Capital Markets	—	4,483,176	—	4,483,176
Chemicals	—	5,096,718	—	5,096,718
Commercial Services & Supplies	—	8,044,340	—	8,044,340
Communications Equipment	—	831,486	—	831,486
Construction & Engineering	—	1,230,630	—	1,230,630
Construction Materials	—	4,221,566	—	4,221,566
Consumer Discretionary	—	96,574	—	96,574
Consumer Finance	—	7,228,538	—	7,228,538
Consumer Staples Distribution & Retail	—	3,077,377	—	3,077,377
Containers & Packaging	—	5,895,753	—	5,895,753
Diversified Consumer Services	—	1,120,892	—	1,120,892
Diversified REITs	—	7,269,249	—	7,269,249
Diversified Telecommunication Services	113,436	17,294,646	—	17,408,082
Electric Utilities	—	28,730,667	—	28,730,667
Electrical Equipment	—	1,583,867	—	1,583,867
Electronic Equipment, Instruments & Components	—	2,208,075	—	2,208,075
Energy Equipment & Services	—	2,494,760	—	2,494,760
Entertainment	—	1,080,377	—	1,080,377
Environmental, Maintenance & Security Service	—	2,547,633	—	2,547,633
Financial Services	—	3,244,085	—	3,244,085
Food Products	—	2,336,170	—	2,336,170
Gas Utilities	—	1,502,857	—	1,502,857
Ground Transportation	—	8,946,943	—	8,946,943
Health Care Equipment & Supplies	—	5,693,804	—	5,693,804
Health Care Providers & Services	—	12,204,319	—	12,204,319
Health Care REITs	—	3,462,945	—	3,462,945
Health Care Technology	—	1,170,259	—	1,170,259
Hotel & Resort REITs	—	1,158,691	—	1,158,691
Hotels, Restaurants & Leisure	—	15,515,420	2,028,935	17,544,355
Household Durables	—	637,802	—	637,802
Household Products	—	280,995	—	280,995
Independent Power and Renewable Electricity Producers	—	1,217,493	—	1,217,493
Industrial Conglomerates	—	2,307,873	—	2,307,873
Insurance	—	15,978,726	—	15,978,726
Interactive Media & Services	—	575,932	—	575,932
Internet Software & Services	—	342,638	—	342,638
IT Services	—	5,607,796	—	5,607,796
Leisure Products	—	401,502	—	401,502
Machinery	—	4,396,836	—	4,396,836
Marine Transportation	—	101,500	—	101,500
Media	—	22,308,877	—	22,308,877
Metals & Mining	—	5,908,658	—	5,908,658
Mortgage Real Estate Investment Trusts (REITs)	—	110,645	—	110,645

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Office REITs	$—	$613,474	$—	$613,474
Oil, Gas & Consumable Fuels	—	40,827,834	1,352,581	42,180,415
Paper & Forest Products	—	919,248	—	919,248
Passenger Airlines	—	5,450,379	—	5,450,379
Personal Care Products	—	180,807	—	180,807
Pharmaceuticals	—	9,309,812	—	9,309,812
Professional Services	—	531,738	—	531,738
Real Estate Management & Development	—	752,610	633,091	1,385,701
Residential REITs	—	975,925	—	975,925
Retail REITs	—	1,520,271	—	1,520,271
Semiconductors & Semiconductor Equipment	—	7,379,779	—	7,379,779
Software	—	12,524,497	—	12,524,497
Specialized REITs	—	506,848	—	506,848
Specialty Retail	—	776,602	—	776,602
Technology Hardware, Storage & Peripherals	—	3,925,472	—	3,925,472
Textiles, Apparel & Luxury Goods	—	98,269	—	98,269
Tobacco	—	4,953,444	—	4,953,444
Transportation Infrastructure	—	4,910,881	—	4,910,881
Water Utilities	—	1,342,941	—	1,342,941
Wireless Telecommunication Services	—	6,259,281	—	6,259,281
Floating Rate Loan Interests	—	13,661,138	311,432	13,972,570
Foreign Agency Obligations	—	11,075,994	—	11,075,994
Municipal Bonds	—	20,849,012	—	20,849,012
Non‑Agency Mortgage-Backed Securities	—	83,654,269	—	83,654,269
Preferred Securities
Capital Trusts	—	42,821,109	—	42,821,109
Preferred Stocks
Capital Markets	1,612,253	—	—	1,612,253
Financial Services	—	32,200	—	32,200
Trust Preferred	844,299	—	—	844,299
U.S. Government Sponsored Agency Securities	—	129,322,323	—	129,322,323
U.S. Treasury Obligations	—	108,877,571	—	108,877,571
Short-Term Securities
Money Market Funds	11,900,896	—	—	11,900,896
Unfunded Floating Rate Loan Interests(a)	—	44	—	44
Liabilities
Investments
TBA Sale Commitments	—	(5,961,754)	—	(5,961,754)

	$14,470,884	$889,999,745	$5,287,556	$909,758,185

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$11,709	$—	$11,709
Interest Rate Contracts	10,304,467	—	—	10,304,467
Liabilities
Credit Contracts	—	(455,194)	—	(455,194)
Foreign Currency Exchange Contracts	—	(69,234)	—	(69,234)
Interest Rate Contracts	(5,316,555)	—	—	(5,316,555)

	$4,987,912	$(512,719)	$—	$4,475,193

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $292,807,922 are categorized as Level 2 within the fair value hierarchy.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Core Bond Trust (BHK)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset‑Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening balance, as of December 31, 2022	$1,619,981	$4,333,458	$135,835	$477,212	$6,566,486
Transfers into Level 3	—	—	316,728	—	316,728
Transfers out of Level 3	(726,572)	—	(77,380)	(477,212)	(1,281,164)
Accrued discounts/premiums	(35,350)	—	517	—	(34,833)
Net realized gain (loss)	3,761	—	(3,567)	—	194
Net change in unrealized appreciation (depreciation)(a)(b)	57,882	(196,564)	2,603	—	(136,079)
Purchases	500,000	—	133,661	—	633,661
Sales	(458,185)	(122,287)	(196,965)	—	(777,437)

Closing balance, as of December 31, 2023	$961,517	$4,014,607	$311,432	$—	$5,287,556

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(b)	$57,882	$(196,564)	$(1,821)	$—	$(140,503)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3-mo. CME Term SOFR + 2.06%), 7.44%, 05/15/30(a)(b)	USD	500	$494,775
Arini European CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 6.04%), 9.97%, 07/15/36(a)(c)	EUR	100	110,608
BlueMountain Fuji Eur CLO IV DAC, Series 4X, Class ER, (3-mo. EURIBOR + 6.21%), 10.17%, 02/25/34(a)(c)		100	103,867
Cairn CLO XVI DAC, Series 2023-16X, Class D, (3-mo. EURIBOR + 5.20%), 1.00%, 01/15/37(a)(c)(d)		100	110,395
CIFC European Funding CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 3.20%), 7.17%, 07/15/32(a)(c)		100	106,253
Contego CLO VII DAC, Series 7X, Class D, (3-mo. EURIBOR + 3.95%), 7.95%, 05/14/32(a)(c)		100	107,975
Contego CLO VIII DAC, Series 8X, Class ER, (3-mo. EURIBOR + 6.06%), 10.02%, 01/25/34(a)(c)		100	104,673
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class D, (3-mo. EURIBOR + 3.15%), 7.08%, 12/15/34(a)(c)		100	104,038
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class C, (3-mo. CME Term SOFR + 2.21%), 7.61%, 07/15/31(a)(b)	USD	250	247,865
Greene King Finance PLC(a)
Series B1, (3-mo. LIBOR GBP + 1.92%), 7.14%, 12/15/34	GBP	100	99,110
Series B2, (3-mo. LIBOR GBP + 2.20%), 6.63%, 03/15/36(c)		100	99,465
Margay CLO I DAC, Series 1X, Class D, (3-mo. EURIBOR + 6.40%), 10.25%, 07/15/36(a)(c)	EUR	100	110,824
Neuberger Berman Loan Advisers Euro CLO DAC, Series 2021-2X, Class E, (3-mo. EURIBOR + 6.06%), 10.03%, 04/15/34(a)(c)		100	105,304
Palmer Square European CLO DAC, Series 2023- 1X, Class D, (3-mo. EURIBOR + 6.20%), 10.05%, 07/15/36(a)(c)		100	111,477
Rockfield Park CLO DAC(a)(c)
Series 1X, Class C, (3-mo. EURIBOR + 3.00%), 6.97%, 07/16/34		100	104,910
Series 1X, Class D, (3-mo. EURIBOR + 5.95%), 9.92%, 07/16/34		100	104,998
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32(c)	GBP	89	114,036

Total Asset-Backed Securities — 0.2% (Cost: $2,412,855)			2,340,573

		Shares

Common Stocks

Capital Markets — 0.1%
Ardagh MP USA, Inc., (Acquired 08/02/21, Cost: $1,599,353)(e)(f)		162,646	634,319

Chemicals — 0.1%
Element Solutions, Inc.(g)		37,305	863,238

Security		Shares	Value

Electrical Equipment — 0.0%
SunPower Corp.(e)		1,025	$4,951

Energy Equipment & Services — 0.0%
Nine Energy Service, Inc.(e)		2,390	6,405

Financial Services — 0.0%
Block, Inc., Class A(e)		4,614	356,893

Ground Transportation — 0.1%
Uber Technologies, Inc.(e)		14,860	914,930

Hotels, Restaurants & Leisure — 0.0%
Aramark		16,824	472,754

IT Services — 0.0%
Twilio, Inc., Class A(e)		2,522	191,344

Metals & Mining — 0.2%
Constellium SE, Class A(e)		138,993	2,774,300

Oil, Gas & Consumable Fuels(e) — 0.0%
Kcad Holdings I Ltd.(h)		2,223,465,984	22,235
NGL Energy Partners LP		100,709	560,949

			583,184

Pharmaceuticals — 0.1%
Catalent, Inc.(e)		28,829	1,295,287

Real Estate Management & Development — 0.0%
ADLER Group SA(b)(e)		8,254	4,829
ADLER Group SA		3,728	2,109

			6,938

Semiconductors & Semiconductor Equipment — 0.0%
Maxeon Solar Technologies Ltd.(e)		128	918

Software — 0.1%
Informatica, Inc., Class A(e)		62,173	1,765,092

Total Common Stocks — 0.7% (Cost: $33,694,911)			9,870,553

		Par (000)

Corporate Bonds

Aerospace & Defense(b) — 4.3%
Bombardier, Inc.
7.13%, 06/15/26	USD	4,683	4,661,136
7.88%, 04/15/27		1,781	1,781,313
6.00%, 02/15/28		3,089	3,009,537
7.50%, 02/01/29		3,465	3,522,443
8.75%, 11/15/30		2,381	2,535,058
7.45%, 05/01/34		434	494,760
Embraer Netherlands Finance BV, 7.00%, 07/28/30		2,041	2,132,620
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26		3,695	3,611,326
Rolls-Royce PLC
3.63%, 10/14/25		4,941	4,745,830
5.75%, 10/15/27		2,184	2,187,752
Spirit AeroSystems, Inc.
9.38%, 11/30/29		2,657	2,907,486
9.75%, 11/15/30		2,077	2,232,721
TransDigm, Inc.
6.25%, 03/15/26		3,216	3,210,444
6.75%, 08/15/28		12,181	12,462,162

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
7.13%, 12/01/31	USD	4,945	$5,181,940
Triumph Group, Inc., 9.00%, 03/15/28		5,110	5,433,693

			60,110,221

Automobile Components — 2.2%
Adient Global Holdings Ltd., 3.50%, 08/15/24(c)	EUR	15	37,157
Clarios Global LP, 6.75%, 05/15/25(b)	USD	1,456	1,468,813
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26(c)	EUR	1,576	1,725,013
6.25%, 05/15/26(b)	USD	3,622	3,626,701
8.50%, 05/15/27(b)		14,182	14,231,438
6.75%, 05/15/28(b)		7,569	7,722,007
Dana Financing Luxembourg SARL, 8.50%, 07/15/31(c)	EUR	100	120,580
Forvia SE, 2.75%, 02/15/27(c)		167	176,171
Goodyear Tire & Rubber Co., 5.63%, 04/30/33	USD	311	278,777
IHO Verwaltungs GmbH, (8.75% Cash or 9.50% PIK), 8.75%, 05/15/28(c)(i)	EUR	116	139,254
Tenneco, Inc., 8.00%, 11/17/28(b)	USD	132	112,695
Titan International, Inc., 7.00%, 04/30/28		348	348,146
ZF Europe Finance BV, 6.13%, 03/13/29(c)	EUR	100	117,189
ZF Finance GmbH(c)
5.75%, 08/03/26		200	227,966
2.00%, 05/06/27		200	203,729
2.75%, 05/25/27		100	104,875

			30,640,511

Automobiles — 0.7%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	90	85,478
5.00%, 02/15/32(b)		901	818,832
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		1,030	1,019,700
Ford Motor Co.
3.25%, 02/12/32		387	321,869
6.10%, 08/19/32		2,863	2,885,993
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		680	643,546
LCM Investments Holdings II LLC(b)
4.88%, 05/01/29		968	899,189
8.25%, 08/01/31		1,353	1,412,132
RCI Banque SA, (5-year EUR Swap + 2.85%), 2.63%, 02/18/30(a)(c)	EUR	600	640,512
Wabash National Corp., 4.50%, 10/15/28(b)	USD	1,072	967,283

			9,694,534

Banks — 1.0%
Banco BPM SpA(a)(c)
(3-mo. EURIBOR + 2.80%), 6.00%, 06/14/28	EUR	175	202,101
(5-year EUR Swap + 4.67%), 4.25%, 10/01/29		250	274,410
Banco de Credito Social Cooperativo SA, (1-year EURIBOR ICE Swap + 4.27%), 7.50%, 09/14/29(a)(c)		200	231,249
Banco de Sabadell SA(a)(c)
(1-year EUR Swap + 2.40%), 5.25%, 02/07/29		100	113,943
(5-year EUR Swap + 2.95%), 2.50%, 04/15/31		100	104,207
(5-year EUR Swap + 3.15%), 6.00%, 08/16/33		100	111,597
Banco Espirito Santo SA(c)(e)(j)
4.75%, 01/15/18(a)		1,900	545,351
4.00%, 01/21/22		1,100	315,730
Banco Santander SA, 6.92%, 08/08/33	USD	1,000	1,065,666
Barclays PLC, 5.20%, 05/12/26		800	794,814

Security		Par (000)	Value

Banks (continued)
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34(a)	USD	2,175	$2,250,636
Commerzbank AG, (5-year EUR Swap + 6.36%), 6.13%(a)(c)(k)	EUR	400	425,573
First-Citizens Bank & Trust Co., 6.00%, 04/01/36	USD	3,261	3,151,506
Freedom Mortgage Corp.(b)
12.00%, 10/01/28		541	590,841
12.25%, 10/01/30		537	589,495
Intesa Sanpaolo SpA
5.71%, 01/15/26(b)		400	397,995
5.15%, 06/10/30(c)	GBP	125	144,061
(1-year CMT + 2.60%), 4.20%, 06/01/32(a)(b)	USD	855	705,006
(1-year CMT + 2.75%), 4.95%, 06/01/42(a)(b)		630	448,574
Macquarie Bank Ltd., 6.80%, 01/18/33(b)		623	662,208
Northern Trust Corp., 6.13%, 11/02/32		904	970,746
UniCredit SpA, (5-year EUR Swap + 2.80%),
2.73%, 01/15/32(a)(c)	EUR	200	206,969

			14,302,678

Biotechnology(c) — 0.0%
Cidron Aida Finco SARL
5.00%, 04/01/28		163	173,058
6.25%, 04/01/28	GBP	133	159,218

			332,276

Broadline Retail — 0.1%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)	USD	697	669,780

Building Products(b) — 2.0%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27		547	527,855
6.38%, 06/15/30		4,547	4,581,073
Beacon Roofing Supply, Inc., 6.50%, 08/01/30		1,550	1,584,832
Foundation Building Materials, Inc., 6.00%, 03/01/29		440	395,617
GYP Holdings III Corp., 4.63%, 05/01/29		2,104	1,920,749
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		386	378,573
SRS Distribution, Inc.
4.63%, 07/01/28		3,320	3,149,670
6.13%, 07/01/29		2,072	1,964,318
6.00%, 12/01/29		4,465	4,163,195
White Cap Buyer LLC, 6.88%, 10/15/28		7,100	6,872,884
White Cap Parent LLC, (8.25% Cash or 9.00% PIK), 8.25%, 03/15/26(i)		1,957	1,947,906

			27,486,672

Capital Markets — 1.3%
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27(b)		708	744,386
Ares Capital Corp., 7.00%, 01/15/27		735	756,018
Aretec Group, Inc., 10.00%, 08/15/30(b)		450	478,193
Blackstone Private Credit Fund
7.05%, 09/29/25		432	439,638
3.25%, 03/15/27		590	541,234
Blue Owl Capital Corp.
3.75%, 07/22/25		1,102	1,055,518
3.40%, 07/15/26		785	729,806
Blue Owl Capital Corp. II, 8.45%, 11/15/26(b)		767	790,196
Blue Owl Credit Income Corp.
5.50%, 03/21/25		873	860,651
3.13%, 09/23/26		540	493,143
7.75%, 09/16/27		1,852	1,909,496

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)	USD	1,129	$1,066,477
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		282	269,059
5.25%, 05/15/27		4,462	4,007,876
9.75%, 01/15/29(b)		1,542	1,573,148
4.38%, 02/01/29		1,689	1,410,416
Lehman Brothers Holdings, Inc.(e)(j)
5.38%, 10/17/12	EUR	350	1,546
1.00%, 05/17/13	USD	1,535	1,535
4.75%, 01/16/14	EUR	1,890	8,346
1.00%, 02/05/14		3,950	17,443
1.00%, 12/31/49	USD	430	430
Oaktree Strategic Credit Fund, 8.40%, 11/14/28(b)		861	906,905

			18,061,460

Chemicals — 3.1%
Ashland LLC, 3.38%, 09/01/31(b)		112	96,535
Avient Corp., 7.13%, 08/01/30(b)		440	457,714
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(b)		1,410	1,478,714
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		2,011	1,804,730
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)		2,464	2,394,460
Celanese U.S. Holdings LLC, 6.70%, 11/15/33		656	711,496
Chemours Co.(b)
5.75%, 11/15/28		1,048	998,226
4.63%, 11/15/29		462	405,615
Element Solutions, Inc., 3.88%, 09/01/28(b)		7,277	6,699,473
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(c)	EUR	100	102,391
HB Fuller Co., 4.25%, 10/15/28	USD	606	566,642
Herens Holdco SARL, 4.75%, 05/15/28(b)		3,799	3,116,648
Herens Midco SARL, 5.25%, 05/15/29(c)	EUR	102	67,559
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	1,557	1,488,803
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/29(c)	EUR	100	116,336
Ingevity Corp., 3.88%, 11/01/28(b)	USD	494	442,393
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(i)		1,415	1,054,558
Kronos International, Inc., 3.75%, 09/15/25(c)	EUR	200	211,020
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(b)	USD	725	613,086
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		878	844,364
Nobian Finance BV, 3.63%, 07/15/26(c)	EUR	106	112,045
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	215	213,121
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28(c)	EUR	179	211,440
9.75%, 11/15/28(b)	USD	5,177	5,494,832
SCIL IV LLC/SCIL USA Holdings LLC
5.38%, 11/01/26(b)		1,495	1,435,098
9.50%, 07/15/28(c)	EUR	100	117,571
(3-mo. EURIBOR + 4.38%), 8.34%, 11/01/26(a)(c)		100	110,369
Scotts Miracle-Gro Co.
4.50%, 10/15/29	USD	229	203,469
4.38%, 02/01/32		1,696	1,433,154
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(b)		3,950	3,426,625
Synthomer PLC, 3.88%, 07/01/25(c)	EUR	133	144,729

Security		Par (000)	Value

Chemicals (continued)
WR Grace Holdings LLC(b)
4.88%, 06/15/27	USD	733	$705,220
5.63%, 08/15/29		5,450	4,795,765
7.38%, 03/01/31		1,174	1,174,358

			43,248,559

Commercial Services & Supplies — 5.9%
ADT Security Corp.(b)
4.13%, 08/01/29		1,619	1,489,885
4.88%, 07/15/32		790	730,742
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26(b)		940	931,126
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		11,899	11,836,517
9.75%, 07/15/27		3,520	3,449,237
6.00%, 06/01/29		7,236	5,899,468
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.63%, 06/01/28(b)		3,374	3,072,473
4.88%, 06/01/28(c)	GBP	200	214,141
APi Group DE, Inc., 4.75%, 10/15/29(b)	USD	1,283	1,205,148
APX Group, Inc.(b)
6.75%, 02/15/27		1,620	1,615,950
5.75%, 07/15/29		1,478	1,377,871
Ashtead Capital, Inc., 5.95%, 10/15/33(b)		1,335	1,360,098
BCP V Modular Services Finance II PLC(c)
4.75%, 11/30/28	EUR	200	203,953
6.13%, 11/30/28	GBP	100	113,763
Boels Topholding BV, 6.25%, 02/15/29(c)	EUR	107	123,153
EC Finance PLC, 3.00%, 10/15/26(c)		109	115,969
Fortress Transportation and Infrastructure Investors LLC(b)
6.50%, 10/01/25	USD	3,704	3,692,141
9.75%, 08/01/27		2,442	2,539,680
5.50%, 05/01/28		4,066	3,910,042
7.88%, 12/01/30		3,652	3,804,581
Garda World Security Corp.(b)
4.63%, 02/15/27		936	902,481
9.50%, 11/01/27		492	496,009
7.75%, 02/15/28		3,360	3,476,287
6.00%, 06/01/29		137	122,804
Herc Holdings, Inc., 5.50%, 07/15/27(b)		4,416	4,359,992
Inter Media and Communication SpA, 6.75%, 02/09/27(c)	EUR	200	212,106
Legends Hospitality Holding Co. LLC/Legends
Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26(b)	USD	561	560,159
Metis Merger Sub LLC, 6.50%, 05/15/29(b)		763	690,004
Neptune Bidco U.S., Inc., 9.29%, 04/15/29(b)		1,976	1,842,615
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		1,353	1,250,970
Paprec Holding SA(c)
3.50%, 07/01/28	EUR	100	105,979
7.25%, 11/17/29		100	118,261
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26	USD	1,037	1,042,618
6.25%, 01/15/28		3,405	3,385,144
Q-Park Holding I BV, 1.50%, 03/01/25(c)	EUR	100	107,940
Rekeep SpA, 7.25%, 02/01/26(c)		100	98,678
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)	USD	2,072	1,791,989
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25(c)	EUR	220	237,133

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc., 6.00%, 12/15/29(b)	USD	8,622	$8,753,641
Verisure Holding AB(c)
3.88%, 07/15/26	EUR	140	151,477
9.25%, 10/15/27		100	118,428
7.13%, 02/01/28		100	115,902
Williams Scotsman, Inc.(b)
6.13%, 06/15/25	USD	1,652	1,655,254
7.38%, 10/01/31		1,966	2,061,856

			81,343,665

Communications Equipment(b) — 0.6%
CommScope Technologies LLC, 6.00%, 06/15/25		1,921	1,565,615
CommScope, Inc., 6.00%, 03/01/26		2,904	2,588,858
Viasat, Inc.
5.63%, 09/15/25		2,330	2,271,842
5.63%, 04/15/27		1,502	1,453,185
7.50%, 05/30/31		270	211,950
Viavi Solutions, Inc., 3.75%, 10/01/29		959	839,547

			8,930,997

Construction & Engineering — 0.7%
Arcosa, Inc., 4.38%, 04/15/29(b)		1,252	1,166,088
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)		7,805	8,254,022
Dycom Industries, Inc., 4.50%, 04/15/29(b)		90	83,513
Infrastrutture Wireless Italiane SpA, 1.63%, 10/21/28(c)	EUR	200	203,992
Pike Corp., 8.63%, 01/31/31(b)	USD	461	484,438
Webuild SpA, 7.00%, 09/27/28(c)	EUR	100	115,839

			10,307,892

Construction Materials — 3.0%
American Builders & Contractors Supply Co., Inc., Series A, 3.88%, 11/15/29(b)	USD	1,603	1,429,025
BCPE Empire Holdings, Inc., 7.63%, 05/01/27(b)		1,897	1,829,213
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28(b)		1,092	1,108,412
Emerald Debt Merger Sub LLC
6.38%, 12/15/30(b)	EUR	840	990,422
6.38%, 12/15/30(c)		100	117,907
6.63%, 12/15/30(b)	USD	14,326	14,632,146
H&E Equipment Services, Inc., 3.88%, 12/15/28(b)		358	325,535
HT Troplast GmbH, 9.38%, 07/15/28(c)	EUR	124	138,857
Jeld-Wen, Inc., 4.63%, 12/15/25(b)	USD	1,574	1,522,845
New Enterprise Stone & Lime Co., Inc.(b)
5.25%, 07/15/28		435	414,951
9.75%, 07/15/28		640	640,000
PCF GmbH, 4.75%, 04/15/26(c)	EUR	100	79,883
Resideo Funding, Inc., 4.00%, 09/01/29(b)	USD	290	253,025
Ritchie Bros Holdings, Inc., 6.75%, 03/15/28(b)		412	424,184
Smyrna Ready Mix Concrete LLC(b)
6.00%, 11/01/28		4,762	4,688,567
8.88%, 11/15/31		3,579	3,762,159
Standard Industries, Inc./New Jersey
2.25%, 11/21/26(c)	EUR	511	531,682
5.00%, 02/15/27(b)	USD	128	124,792
4.75%, 01/15/28(b)		100	96,269
4.38%, 07/15/30(b)		2,674	2,455,770

Security		Par (000)	Value

Construction Materials (continued)
Standard Industries, Inc./New Jersey (continued)
3.38%, 01/15/31(b)	USD	4,044	$3,478,934
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 01/15/31(b)		2,402	2,530,997

			41,575,575

Consumer Discretionary — 0.0%
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26(c)	EUR	88	96,574

Consumer Finance — 3.9%
Block, Inc.
2.75%, 06/01/26	USD	3,632	3,425,084
3.50%, 06/01/31		5,767	5,120,813
Bread Financial Holdings, Inc., 9.75%, 03/15/29(b)		721	747,443
Capital One Financial Corp., (1-day SOFR + 2.86%), 6.38%, 06/08/34(a)		520	535,183
Encore Capital Group, Inc., 5.38%, 02/15/26(c)	GBP	100	121,087
Ford Motor Credit Co. LLC
6.86%, 06/05/26		108	141,911
7.35%, 03/06/30	USD	3,382	3,633,286
7.20%, 06/10/30		3,119	3,321,879
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31(b)		8,793	9,291,759
Navient Corp., 9.38%, 07/25/30		959	1,004,722
Nexi SpA, 0.00%, 02/24/28(c)(l)(m)	EUR	200	191,182
OneMain Finance Corp.
6.88%, 03/15/25	USD	1,060	1,073,017
7.13%, 03/15/26		809	824,200
6.63%, 01/15/28		3,592	3,626,264
9.00%, 01/15/29		1,443	1,525,581
5.38%, 11/15/29		705	660,161
7.88%, 03/15/30		2,001	2,059,771
4.00%, 09/15/30		558	477,512
Sabre GLBL, Inc., 8.63%, 06/01/27(b)		2,401	2,184,956
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		2,554	2,483,535
SLM Corp., 3.13%, 11/02/26		930	867,165
Verscend Escrow Corp., 9.75%, 08/15/26(b)		10,288	10,360,304
Worldline SA/France, 0.00%, 07/30/26(c)(l)(m)	EUR	164	161,456

			53,838,271

Consumer Staples Distribution & Retail — 1.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
4.63%, 01/15/27	USD	373	362,632
5.88%, 02/15/28		1,328	1,328,891
6.50%, 02/15/28		4,762	4,818,896
3.50%, 03/15/29		1,573	1,428,256
4.88%, 02/15/30		1,210	1,158,365
Bellis Acquisition Co. PLC(c)
3.25%, 02/16/26	GBP	200	236,043
4.50%, 02/16/26		328	394,881
Lamb Weston Holdings, Inc.(b)
4.88%, 05/15/28	USD	100	97,800
4.13%, 01/31/30		205	188,996
4.38%, 01/31/32		952	868,484
Market Bidco Finco PLC, 5.50%, 11/04/27(c)	GBP	156	174,984
Performance Food Group, Inc.(b)
5.50%, 10/15/27	USD	2,744	2,703,714
4.25%, 08/01/29		485	444,839

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Staples Distribution & Retail (continued)
Picard Groupe SAS, 3.88%, 07/01/26(c)	EUR	112	$120,227
Post Holdings, Inc.(b)
5.50%, 12/15/29	USD	734	707,259
4.50%, 09/15/31		215	192,671
Premier Foods Finance PLC, 3.50%, 10/15/26(c) .	GBP	100	118,326
U.S. Foods, Inc.(b)
6.88%, 09/15/28	USD	1,023	1,053,036
4.75%, 02/15/29		224	212,743
4.63%, 06/01/30		149	138,862
7.25%, 01/15/32		1,232	1,284,621
United Natural Foods, Inc., 6.75%, 10/15/28(b)		454	367,531
Walgreens Boots Alliance, Inc., 3.20%, 04/15/30		122	107,393

			18,509,450

Containers & Packaging — 3.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
6.00%, 06/15/27(b)		2,141	2,133,330
3.25%, 09/01/28(b)		1,708	1,494,198
3.00%, 09/01/29(c)	EUR	564	500,344
4.00%, 09/01/29(b)	USD	5,662	4,792,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)		1,955	1,901,280
2.13%, 08/15/26(c)	EUR	1,239	1,216,157
4.13%, 08/15/26(b)	USD	2,300	2,098,750
4.75%, 07/15/27(c)	GBP	100	92,161
5.25%, 08/15/27(b)	USD	868	674,319
Ball Corp., 6.00%, 06/15/29		1,028	1,049,766
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25(b)		584	555,165
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29		2,766	2,720,554
8.75%, 04/15/30		4,356	4,061,389
Crown Americas LLC, 5.25%, 04/01/30		138	135,907
Crown European Holdings SA(c)
3.38%, 05/15/25	EUR	100	109,429
5.00%, 05/15/28		100	114,393
Fiber Bidco SpA, 11.00%, 10/25/27(c)		100	120,331
Graphic Packaging International LLC
4.75%, 07/15/27(b)	USD	574	556,780
3.50%, 03/15/28(b)		35	32,477
2.63%, 02/01/29(c)	EUR	556	565,278
Kleopatra Finco SARL, 4.25%, 03/01/26(c)		200	181,397
LABL, Inc.(b)
5.88%, 11/01/28	USD	1,085	983,037
9.50%, 11/01/28		2,391	2,414,910
Mauser Packaging Solutions Holding Co.(b)
7.88%, 08/15/26		15,793	16,072,236
9.25%, 04/15/27		370	363,175
OI European Group BV
6.25%, 05/15/28(b)	EUR	620	715,934
6.25%, 05/15/28(c)		100	115,473
Owens-Brockway Glass Container, Inc.(b)
6.63%, 05/13/27	USD	211	211,026
7.25%, 05/15/31		1,005	1,018,959
Sealed Air Corp., 5.00%, 04/15/29(b)		322	311,379
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28(b)		1,001	1,009,621

Security		Par (000)	Value

Containers & Packaging (continued)
Trident TPI Holdings, Inc., 12.75%, 12/31/28(b)	USD	621	$664,470
Trivium Packaging Finance BV(b)
5.50%, 08/15/26		4,581	4,494,460
8.50%, 08/15/27		800	784,399

			54,265,234

Diversified Consumer Services — 0.4%
Graham Holdings Co., 5.75%, 06/01/26(b)		705	700,759
Service Corp. International, 4.00%, 05/15/31		222	198,801
Sotheby’s, 7.38%, 10/15/27(b)		5,001	4,822,945

			5,722,505

Diversified REITs — 1.4%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)		590	493,011
GLP Capital LP/GLP Financing II, Inc.
3.25%, 01/15/32		1,733	1,463,089
6.75%, 12/01/33		815	879,246
HAT Holdings I LLC/HAT Holdings II LLC(b)
3.38%, 06/15/26		1,021	959,606
8.00%, 06/15/27		574	597,732
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		776	710,799
SBA Communications Corp.
3.13%, 02/01/29		3,957	3,555,351
3.88%, 02/15/27		400	384,126
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		4,826	4,892,623
VICI Properties LP
4.95%, 02/15/30		975	946,062
5.63%, 05/15/52		868	832,247
VICI Properties LP/VICI Note Co., Inc.(b)
4.63%, 12/01/29		3,379	3,183,861
4.13%, 08/15/30		1,219	1,110,418

			20,008,171

Diversified Telecommunication Services — 5.0%
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		600	526,887
5.63%, 09/15/28		1,201	946,520
Cellnex Telecom SA(c)
2.13%, 08/11/30	EUR	300	340,307
1.75%, 10/23/30		100	96,648
Series CLNX, 0.75%, 11/20/31(l)		100	91,854
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27	USD	251	242,491
5.00%, 05/01/28		345	318,841
8.75%, 05/15/30		13,219	13,598,500
Global Switch Finance BV, 1.38%, 10/07/30(c)	EUR	106	105,537
Iliad Holding SASU(b)
6.50%, 10/15/26	USD	7,579	7,564,172
7.00%, 10/15/28		1,495	1,487,658
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(c)	EUR	100	102,943
Level 3 Financing, Inc.
3.40%, 03/01/27	USD	6,723	6,454,080
4.63%, 09/15/27		5,053	3,031,800
3.63%, 01/15/29		416	212,160
10.50%, 05/15/30		6,268	6,077,984
Level 3 New Money TSA, 11.00%, 11/15/29(d)		4,031	4,030,535
Lorca Telecom Bondco SA, 4.00%, 09/18/27(c)	EUR	274	294,917

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Lumen Technologies, Inc., 4.00%, 02/15/27	USD	1,987	$1,282,350
Sable International Finance Ltd., 5.75%,
09/07/27(b)		539	510,190
SoftBank Group Corp.(c)
2.13%, 07/06/24	EUR	249	269,386
4.75%, 07/30/25		100	110,773
3.88%, 07/06/32		200	188,301
Telecom Italia Capital SA
6.38%, 11/15/33	USD	1,478	1,445,643
6.00%, 09/30/34		2,752	2,613,514
7.20%, 07/18/36		594	596,271
7.72%, 06/04/38		238	242,365
Telecom Italia SpA/Milano
5.30%, 05/30/24(b)		322	320,502
2.75%, 04/15/25(c)	EUR	139	149,245
6.88%, 02/15/28(c)		218	255,752
7.88%, 07/31/28(c)		213	260,772
1.63%, 01/18/29(c)		143	136,020
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27	USD	15,849	12,707,326
6.13%, 03/01/28		3,999	2,937,106

			69,549,350

Electric Utilities — 1.2%
Edison International, Series A, (5-year CMT + 4.70%), 5.38%(a)(k)		2,200	2,080,757
EDP - Energias de Portugal SA(a)(c)
(5-year EUR Swap + 1.84%), 1.70%, 07/20/80	EUR	100	105,412
(5-year EUR Swap + 2.38%), 1.88%, 08/02/81		200	205,335
FirstEnergy Corp., 2.65%, 03/01/30	USD	269	232,397
NextEra Energy Operating Partners LP(b)
3.88%, 10/15/26		345	328,481
7.25%, 01/15/29		866	906,621
Pacific Gas and Electric Co., 6.95%, 03/15/34		2,190	2,405,518
Palomino Funding Trust I, 7.23%, 05/17/28(b)		682	718,252
PG&E Corp., 4.25%, 12/01/27(b)		4,449	4,662,552
Talen Energy Supply LLC, 8.63%, 06/01/30(b)		716	760,773
TransAlta Corp., 7.75%, 11/15/29		590	626,630
Vistra Operations Co. LLC(b)
7.75%, 10/15/31		1,921	1,995,130
6.95%, 10/15/33		1,110	1,168,204

			16,196,062

Electrical Equipment(b) — 0.7%
Regal Rexnord Corp.
6.05%, 04/15/28		2,822	2,856,644
6.30%, 02/15/30		1,055	1,082,336
6.40%, 04/15/33		1,095	1,141,285
WESCO Distribution, Inc.
7.13%, 06/15/25		1,940	1,954,166
7.25%, 06/15/28		2,820	2,898,467

			9,932,898

Electronic Equipment, Instruments & Components(b) — 0.3%
Coherent Corp., 5.00%, 12/15/29		953	905,117
Sensata Technologies BV, 5.88%, 09/01/30		1,209	1,201,161
Sensata Technologies, Inc.
4.38%, 02/15/30		2,576	2,389,143
3.75%, 02/15/31		79	69,578

			4,564,999

Security		Par (000)	Value

Energy Equipment & Services — 1.4%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27	USD	3,608	$3,617,020
6.25%, 04/01/28		801	788,985
Borr IHC Ltd./Borr Finance(b)
10.00%, 11/15/28		1,914	2,000,187
10.38%, 11/15/30		997	1,028,468
Enerflex Ltd., 9.00%, 10/15/27(b)		1,227	1,183,630
Nine Energy Service, Inc., 13.00%, 02/01/28		478	421,835
Oceaneering International, Inc., 6.00%,
02/01/28(b)		369	357,664
Patterson-UTI Energy, Inc., 7.15%, 10/01/33		510	540,295
Seadrill Finance Ltd., 8.38%, 08/01/30(b)		1,273	1,328,159
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		3,626	3,610,707
6.88%, 09/01/27		1,510	1,492,102
Vallourec SACA, 8.50%, 06/30/26(c)	EUR	138	153,088
Weatherford International Ltd.(b)
6.50%, 09/15/28	USD	606	627,100
8.63%, 04/30/30		2,176	2,271,872

			19,421,112

Entertainment — 1.0%
Allwyn Entertainment Financing U.K. PLC
7.88%, 04/30/29(b)		800	823,360
7.25%, 04/30/30(c)	EUR	100	115,915
CPUK Finance Ltd., 3.59%, 02/28/42(c)	GBP	101	124,432
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)	USD	1,076	804,956
Live Nation Entertainment, Inc.(b)
5.63%, 03/15/26		245	242,761
6.50%, 05/15/27		7,289	7,416,718
4.75%, 10/15/27		3,015	2,890,887
3.75%, 01/15/28		799	745,141
Odeon Finco PLC, 12.75%, 11/01/27(b)		303	307,663

			13,471,833

Environmental, Maintenance & Security Service — 1.8%
Clean Harbors, Inc., 6.38%, 02/01/31(b)		1,231	1,250,764
Covanta Holding Corp.
4.88%, 12/01/29(b)		2,689	2,349,352
5.00%, 09/01/30		454	386,427
GFL Environmental, Inc.(b)
3.75%, 08/01/25		964	941,449
5.13%, 12/15/26		218	215,690
4.00%, 08/01/28		3,809	3,521,011
3.50%, 09/01/28		280	258,737
4.75%, 06/15/29		2,070	1,949,857
4.38%, 08/15/29		3,161	2,917,238
6.75%, 01/15/31		3,487	3,592,590
Tervita Corp., 11.00%, 12/01/25(b)		415	435,750
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		7,766	7,474,775

			25,293,640

Financial Services — 2.1%
Aircastle Ltd., 6.50%, 07/18/28(b)		719	733,176
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(b)		178	166,638
Enact Holdings, Inc., 6.50%, 08/15/25(b)		1,779	1,773,486
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25(c)	EUR	100	87,106
GGAM Finance Ltd.(b)
7.75%, 05/15/26	USD	237	240,555
8.00%, 02/15/27		2,281	2,338,116

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
GGAM Finance Ltd.(b) (continued)
8.00%, 06/15/28	USD	640	$662,143
Global Aircraft Leasing Co. Ltd.(b)(i)
(6.50% Cash or 7.25% PIK), 6.50%, 09/15/24	.	708	665,274
Series 2021, (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		1,562	1,468,905
Intrum AB(c)
4.88%, 08/15/25	EUR	100	102,943
3.50%, 07/15/26		117	109,142
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28(b)	USD	1,679	1,502,838
Macquarie Airfinance Holdings Ltd.(b)
8.38%, 05/01/28		579	606,416
8.13%, 03/30/29		1,026	1,072,398
Nationstar Mortgage Holdings, Inc.(b)
5.00%, 02/01/26		7,213	7,054,012
6.00%, 01/15/27		85	84,362
5.13%, 12/15/30		324	292,939
5.75%, 11/15/31		1,505	1,403,274
PennyMac Financial Services, Inc., 7.88%, 12/15/29(b)		1,449	1,491,553
Rocket Mortgage LLC/Rocket Mortgage Co- Issuer, Inc.(b)
2.88%, 10/15/26		6,392	5,896,620
3.88%, 03/01/31		784	689,525
4.00%, 10/15/33		431	366,147

			28,807,568

Food Products — 1.5%
Aramark International Finance SARL, 3.13%, 04/01/25(c)	EUR	582	637,015
Aramark Services, Inc., 5.00%, 02/01/28(b)	USD	5,688	5,517,587
B&G Foods, Inc., 8.00%, 09/15/28(b)		593	622,676
Chobani LLC/Chobani Finance Corp., Inc.(b)
7.50%, 04/15/25		7,215	7,178,925
4.63%, 11/15/28		3,990	3,729,890
Darling Global Finance BV, 3.63%, 05/15/26(c)	EUR	457	497,754
Darling Ingredients, Inc., 6.00%, 06/15/30(b)	USD	1,415	1,416,047
Elior Group SA, 3.75%, 07/15/26(c)	EUR	112	113,909
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)	USD	512	442,972
Tereos Finance Groupe I SA, 7.25%, 04/15/28(c)	EUR	100	116,842

			20,273,617

Gas Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28(b)	USD	1,593	1,645,055
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)		537	486,837
UGI International LLC, 2.50%, 12/01/29(c)	EUR	100	93,572

			2,225,464

Ground Transportation — 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.00%, 02/15/31(b)	USD	1,215	1,213,329
GN Bondco LLC, 9.50%, 10/15/31(b)		1,907	1,861,785
Mobico Group PLC, (5-year UK Government Bond + 4.14%), 4.25%(a)(c)(k)	GBP	154	172,379
RXO, Inc., 7.50%, 11/15/27(b)	USD	412	425,126
Uber Technologies, Inc.
0.00%, 12/15/25(l)(m)		1,757	1,786,621
8.00%, 11/01/26(b)		1,954	1,990,249

Security		Par (000)	Value

Ground Transportation (continued)
Uber Technologies, Inc. (continued)
7.50%, 09/15/27(b)	USD	1,983	$2,053,654
6.25%, 01/15/28(b)		1,274	1,277,195
4.50%, 08/15/29(b)		6,474	6,175,979

			16,956,317

Health Care Equipment & Supplies — 1.8%
Avantor Funding, Inc.
2.63%, 11/01/25(c)	EUR	527	568,261
3.88%, 07/15/28(c)		100	107,911
4.63%, 07/15/28(b)	USD	2,380	2,300,225
3.88%, 11/01/29(b)		6,485	5,889,142
Bausch & Lomb Escrow Corp., 8.38%,
10/01/28(b)		7,294	7,694,733
Garden Spinco Corp., 8.63%, 07/20/30(b)		963	1,028,615
Medline Borrower LP(b)
3.88%, 04/01/29		1,692	1,529,812
5.25%, 10/01/29		6,128	5,776,108
Teleflex, Inc., 4.63%, 11/15/27		80	77,765

			24,972,572

Health Care Providers & Services — 4.6%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		286	281,667
5.00%, 04/15/29		146	140,160
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		2,061	1,793,496
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27(b)		1,857	1,794,182
2.38%, 03/01/28(c)	EUR	100	95,906
3.13%, 02/15/29(b)	USD	3,032	2,653,364
3.50%, 04/01/30(b)		303	263,591
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)		618	588,254
CHS/Community Health Systems, Inc.(b)
6.00%, 01/15/29		3,050	2,745,397
5.25%, 05/15/30		5,001	4,182,569
4.75%, 02/15/31		3,779	2,970,804
Encompass Health Corp.
4.50%, 02/01/28		2,107	2,015,891
4.75%, 02/01/30		35	32,961
4.63%, 04/01/31		193	177,595
Ephios Subco 3 SARL, 7.88%, 01/31/31(c)	EUR	118	134,640
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)	USD	1,036	1,063,943
HealthEquity, Inc., 4.50%, 10/01/29(b)		3,663	3,401,129
IQVIA, Inc.
1.75%, 03/15/26(c)	EUR	330	349,232
5.00%, 10/15/26(b)	USD	1,054	1,043,930
5.00%, 05/15/27(b)		200	196,289
6.25%, 02/01/29(b)		2,197	2,293,552
2.25%, 03/15/29(c)	EUR	100	101,011
6.50%, 05/15/30(b)	USD	812	832,388
Legacy LifePoint Health LLC, 4.38%, 02/15/27(b)		1,193	1,101,424
LifePoint Health, Inc.(b)
9.88%, 08/15/30		1,870	1,889,805
11.00%, 10/15/30		2,060	2,169,493
ModivCare, Inc., 5.88%, 11/15/25(b)		2,327	2,297,913
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		294	278,059
3.88%, 05/15/32		149	130,191
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		259	252,525
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		499	495,048

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Star Parent, Inc., 9.00%, 10/01/30(b)	USD	5,512	$5,808,838
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		997	993,261
10.00%, 04/15/27		1,948	1,967,480
Tenet Healthcare Corp.
4.88%, 01/01/26		3,460	3,421,013
6.25%, 02/01/27		1,504	1,511,371
5.13%, 11/01/27		140	136,857
6.13%, 10/01/28		1,491	1,486,780
6.13%, 06/15/30		3,898	3,941,217
6.75%, 05/15/31(b)		6,830	6,980,601

			64,013,827

Health Care REITs — 0.3%
MPT Operating Partnership LP/MPT Finance Corp.
2.50%, 03/24/26	GBP	793	819,838
4.63%, 08/01/29	USD	4,092	2,942,397
3.50%, 03/15/31		27	16,881

			3,779,116

Health Care Technology — 0.8%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)		11,907	10,801,763

Hotel & Resort REITs — 1.1%
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		1,776	1,715,413
7.25%, 07/15/28(b)		1,748	1,817,372
4.50%, 02/15/29(b)		4,594	4,272,607
RLJ Lodging Trust LP, 4.00%, 09/15/29(b)		749	673,076
Service Properties Trust
7.50%, 09/15/25		894	903,935
8.63%, 11/15/31(b)		5,563	5,826,870

			15,209,273

Hotels, Restaurants & Leisure — 10.4%
Boyd Gaming Corp., 4.75%, 06/15/31(b)		131	120,235
Boyne USA, Inc., 4.75%, 05/15/29(b)		1,869	1,757,598
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(b)
3.88%, 01/15/28		495	467,638
4.38%, 01/15/28		1,545	1,475,599
4.00%, 10/15/30		1,055	946,228
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		7,535	7,555,488
8.13%, 07/01/27		9,599	9,839,925
4.63%, 10/15/29		3,459	3,120,041
7.00%, 02/15/30		6,747	6,918,623
Carnival Corp.
7.63%, 03/01/26(b)		842	857,224
7.63%, 03/01/26(c)	EUR	206	230,598
5.75%, 03/01/27(b)	USD	4,944	4,822,543
6.00%, 05/01/29(b)		3,383	3,255,141
7.00%, 08/15/29(b)		878	916,737
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(b)		12,966	14,112,441
Carnival PLC, 1.00%, 10/28/29	EUR	100	79,098
CCM Merger, Inc., Series 2020, 6.38%, 05/01/26(b)	USD	485	472,875
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op Series 2020, 5.38%, 04/15/27		406	397,230

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op (continued)
Series 2020, 6.50%, 10/01/28	USD	293	$290,778
Churchill Downs, Inc.(b)
5.50%, 04/01/27		850	841,083
4.75%, 01/15/28		4,469	4,283,071
5.75%, 04/01/30		1,065	1,038,366
6.75%, 05/01/31		10,229	10,381,774
Cirsa Finance International SARL(c)
4.75%, 05/22/25	EUR	147	161,956
(3-mo. EURIBOR + 4.50%), 8.45%, 07/31/28(a)		100	111,629
Codere Finance 2 Luxembourg SA, (8.00% Cash and 3.00% PIK), 11.00%, 09/30/26(c)(i)		132	84,801
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b)
4.63%, 01/15/29	USD	4,313	3,913,487
6.75%, 01/15/30		318	279,205
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28(b)		1,133	1,133,429
3.75%, 05/01/29(b)		544	504,358
4.88%, 01/15/30		1,220	1,182,371
4.00%, 05/01/31(b)		1,094	1,002,022
3.63%, 02/15/32(b)		240	209,450
IRB Holding Corp., 7.00%, 06/15/25(b)		794	794,000
LHMC Finco 2 SARL, 7.25% Cash or 8.00% PIK, 7.25%, 10/02/25(c)(i)	EUR	100	109,567
Life Time, Inc.(b)
5.75%, 01/15/26	USD	1,652	1,640,122
8.00%, 04/15/26		1,262	1,273,475
Light & Wonder International, Inc.(b)
7.00%, 05/15/28		706	713,184
7.25%, 11/15/29		241	246,762
7.50%, 09/01/31		1,096	1,143,189
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28(b)		1,313	1,357,596
Lindblad Expeditions LLC, 6.75%, 02/15/27(b)		1,551	1,543,245
Lottomatica SpA, (3-mo. EURIBOR + 4.00%), 7.93%, 12/15/30(a)(c)	EUR	100	111,497
Melco Resorts Finance Ltd.(b)
4.88%, 06/06/25	USD	1,071	1,039,874
5.63%, 07/17/27		200	187,563
5.75%, 07/21/28		600	552,375
5.38%, 12/04/29		3,980	3,502,400
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		902	892,768
MGM China Holdings Ltd.(b)
5.38%, 05/15/24		200	199,020
5.25%, 06/18/25		600	587,250
5.88%, 05/15/26		200	195,000
4.75%, 02/01/27		440	417,450
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		578	537,540
Motion Bondco DAC, 6.63%, 11/15/27(b)		861	796,256
NCL Corp. Ltd.(b)
5.88%, 03/15/26		2,002	1,956,270
8.38%, 02/01/28		719	761,346
8.13%, 01/15/29		631	659,131
7.75%, 02/15/29		1,782	1,792,788
NCL Finance Ltd., 6.13%, 03/15/28(b)		849	812,690

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Ontario Gaming GTA LP, 8.00%, 08/01/30(b)	USD	1,481	$1,527,281
Pinnacle Bidco PLC(c)
8.25%, 10/11/28	EUR	100	114,665
10.00%, 10/11/28	GBP	100	132,227
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/29(b)	USD	1,188	950,400
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(b)		721	769,440
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26(b)		973	927,424
Royal Caribbean Cruises Ltd.(b)
4.25%, 07/01/26		462	446,234
5.50%, 08/31/26		258	255,458
5.38%, 07/15/27		461	456,354
11.63%, 08/15/27		204	221,987
5.50%, 04/01/28		2,640	2,606,363
8.25%, 01/15/29		923	977,872
9.25%, 01/15/29		894	961,607
7.25%, 01/15/30		1,599	1,669,964
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30(b)		1,028	971,902
Six Flags Entertainment Corp., 7.25%, 05/15/31(b)		4,662	4,676,359
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		936	940,053
Station Casinos LLC, 4.63%, 12/01/31(b)		2,431	2,191,971
Stonegate Pub Co. Financing PLC, 8.00%, 07/13/25(c)	GBP	159	196,589
TUI Cruises GmbH, 6.50%, 05/15/26(c)	EUR	100	108,739
Vail Resorts, Inc., 6.25%, 05/15/25(b)	USD	721	717,395
Viking Cruises Ltd.(b)
5.88%, 09/15/27		1,436	1,385,740
7.00%, 02/15/29		269	266,688
9.13%, 07/15/31		3,780	4,027,956
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		886	863,850
Wynn Macau Ltd.(b)
5.50%, 01/15/26		400	389,000
5.50%, 10/01/27		200	187,563
5.63%, 08/26/28		4,507	4,164,750
5.13%, 12/15/29		661	585,398
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
5.13%, 10/01/29		1,884	1,778,094
7.13%, 02/15/31		1,662	1,730,843
Yum! Brands, Inc., 4.75%, 01/15/30(b)		637	617,457

			144,403,023

Household Durables — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
4.63%, 04/01/30		636	569,723
Series B, 6.63%, 01/15/28		406	393,997
Brookfield Residential Properties, Inc./Brookfield
Residential U.S. LLC, 5.00%, 06/15/29(b)		1,154	1,024,345
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		1,328	1,313,843
Dream Finders Homes, Inc., 8.25%, 08/15/28(b)		607	641,484
Installed Building Products, Inc., 5.75%, 02/01/28(b)		723	701,310
KB Home, 7.25%, 07/15/30		328	339,517
LGI Homes, Inc., 8.75%, 12/15/28(b)		453	481,879
Mattamy Group Corp., 4.63%, 03/01/30(b)		903	836,860

Security		Par (000)	Value

Household Durables (continued)
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)	USD	808	$580,750
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		1,431	1,438,155
Tempur Sealy International, Inc.(b)
4.00%, 04/15/29		19	17,161
3.88%, 10/15/31		1,434	1,212,350

			9,551,374

Household Products — 0.1%
Central Garden & Pet Co.
5.13%, 02/01/28		280	272,048
4.13%, 10/15/30		349	317,428
Spectrum Brands, Inc., 5.50%, 07/15/30(b)		996	966,489

			1,555,965

Independent Power and Renewable Electricity Producers — 0.5%
Alexander Funding Trust II, 7.47%, 07/31/28(b)		910	955,534
Calpine Corp.(b)
5.25%, 06/01/26		136	134,193
5.13%, 03/15/28		300	287,634
4.63%, 02/01/29		2,297	2,133,514
5.00%, 02/01/31		187	171,426
Clearway Energy Operating LLC(b)
4.75%, 03/15/28		133	128,134
3.75%, 01/15/32		104	90,347
Cullinan Holdco Scsp, 4.63%, 10/15/26(c)	EUR	100	85,832
NextEra Energy Partners LP(b)(l)
0.00%, 11/15/25(m)	USD	1,063	928,531
2.50%, 06/15/26		1,063	952,448
NRG Energy, Inc., 7.00%, 03/15/33(b)		980	1,035,816

			6,903,409

Insurance — 5.1%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		706	641,504
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		5,021	4,825,432
6.75%, 10/15/27		12,795	12,749,770
6.75%, 04/15/28		3,695	3,780,096
5.88%, 11/01/29		6,012	5,696,324
7.00%, 01/15/31		2,610	2,753,198
AmWINS Group, Inc., 4.88%, 06/30/29(b)		1,586	1,448,389
Ardonagh Midco 2 PLC, (11.50% Cash or 12.75% PIK), 11.50%, 01/15/27(b)(i)		284	279,782
Galaxy Bidco Ltd., 6.50%, 07/31/26(c)	GBP	100	123,004
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	1,586	1,601,944
HUB International Ltd.(b)
7.00%, 05/01/26		6,223	6,247,052
7.25%, 06/15/30		9,431	9,961,305
Jones Deslauriers Insurance Management, Inc.(b)
8.50%, 03/15/30		2,894	3,039,076
10.50%, 12/15/30		1,397	1,472,301
NFP Corp.(b)
6.88%, 08/15/28		7,366	7,488,281
7.50%, 10/01/30		4,085	4,347,652
8.50%, 10/01/31		995	1,078,480
Ryan Specialty LLC, 4.38%, 02/01/30(b)		168	155,820
USI, Inc., 7.50%, 01/15/32(b)		2,420	2,477,596

			70,167,006

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services — 0.2%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)	USD	2,432	$1,982,080
iliad SA(c) 5.38%, 06/14/27	EUR	100	113,155
5.38%, 02/15/29		300	339,465
5.63%, 02/15/30		100	114,082

			2,548,782

Internet Software & Services(b) — 0.5%
ANGI Group LLC, 3.88%, 08/15/28	USD	869	733,895
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29		298	269,898
ION Trading Technologies SARL, 5.75%, 05/15/28		1,268	1,118,541
Match Group Holdings II LLC 4.63%, 06/01/28		2,149	2,057,668
5.63%, 02/15/29		2,261	2,195,996
4.13%, 08/01/30		872	791,258
3.63%, 10/01/31		464	400,905

			7,568,161

IT Services — 2.5%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		886	771,928
Atos SE(c) 0.00%, 11/06/24(l)(m)	EUR	200	176,683
2.50%, 11/07/28		100	66,016
Banff Merger Sub, Inc., 8.38%, 09/01/26(c)		100	108,015
Booz Allen Hamilton, Inc., 4.00%, 07/01/29(b)	USD	1,750	1,640,008
CA Magnum Holdings, 5.38%, 10/31/26(b)		2,652	2,466,360
Camelot Finance SA, 4.50%, 11/01/26(b)		334	326,124
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29(b)		2,401	2,506,068
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)		6,114	6,235,415
Dun & Bradstreet Corp., 5.00%, 12/15/29(b)		4,746	4,427,164
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(c)	EUR	222	261,613
Fair Isaac Corp., 4.00%, 06/15/28(b)	USD	502	475,073
Gartner, Inc.(b) 4.50%, 07/01/28		50	47,416
3.75%, 10/01/30		553	488,836
KBR, Inc., 4.75%, 09/30/28(b)		1,213	1,124,150
La Financiere Atalian SASU, 5.13%, 05/15/25(c)	EUR	200	161,618
Newfold Digital Holdings Group, Inc., 11.75%, 10/15/28(b)	USD	568	611,026
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		265	259,779
Science Applications International Corp., 4.88%, 04/01/28(b)		564	537,210
Twilio, Inc. 3.63%, 03/15/29		4,541	4,142,693
3.88%, 03/15/31		2,101	1,870,951
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		6,304	5,717,696

			34,421,842

Leisure Products — 0.1%
Acushnet Co., 7.38%, 10/15/28(b)		449	468,437
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		975	839,594
Mattel, Inc. 6.20%, 10/01/40		169	163,469
5.45%, 11/01/41		484	435,889

			1,907,389

Security		Par (000)	Value

Machinery — 2.6%
BWX Technologies, Inc., 4.13%, 06/30/28(b)	USD	1,495	$1,386,298
Chart Industries, Inc.(b) 7.50%, 01/01/30		3,648	3,813,061
9.50%, 01/01/31		502	545,258
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(b)		1,877	1,867,615
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28(b)		646	498,227
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(i)		1,662	1,654,717
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28(c)	EUR	100	102,755
Loxam SAS(c) 6.38%, 05/15/28		115	132,020
6.38%, 05/31/29		101	115,401
Madison IAQ LLC(b) 4.13%, 06/30/28	USD	1,351	1,228,249
5.88%, 06/30/29		2,396	2,111,076
OT Merger Corp., 7.88%, 10/15/29(b)		621	371,979
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(c)	EUR	129	141,349
Terex Corp., 5.00%, 05/15/29(b)	USD	1,433	1,350,602
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(b)		4,950	4,981,185
TK Elevator Holdco GmbH 6.63%, 07/15/28(c)	EUR	900	914,138
7.63%, 07/15/28(b)	USD	3,045	2,991,076
TK Elevator Midco GmbH, 4.38%, 07/15/27(c)	EUR	992	1,058,761
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	7,935	7,795,003
Vertiv Group Corp., 4.13%, 11/15/28(b)		2,587	2,427,174

			35,485,944

Media — 8.9%
Altice Financing SA 5.00%, 01/15/28(b)		3,071	2,783,743
4.25%, 08/15/29(c)	EUR	101	98,732
5.75%, 08/15/29(b)	USD	3,003	2,664,887
AMC Networks, Inc., 4.75%, 08/01/25		1,038	1,010,815
Banijay Entertainment SASU 7.00%, 05/01/29(c)	EUR	113	131,296
8.13%, 05/01/29(b)	USD	480	494,177
Cable One, Inc. 0.00%, 03/15/26(l)(m)		475	403,038
1.13%, 03/15/28(l)		1,164	881,730
4.00%, 11/15/30(b)		2,833	2,293,705
CCO Holdings LLC/CCO Holdings Capital Corp.(b) 4.75%, 03/01/30		492	449,572
4.25%, 02/01/31		1,212	1,059,203
7.38%, 03/01/31		23,220	23,832,172
4.75%, 02/01/32		3,491	3,078,922
4.25%, 01/15/34		305	247,851
Clear Channel International BV, 6.63%, 08/01/25(b)		2,360	2,371,380
Clear Channel Outdoor Holdings, Inc.(b) 5.13%, 08/15/27		440	420,018
9.00%, 09/15/28		5,250	5,478,191
7.50%, 06/01/29		8,995	7,479,075
CMG Media Corp., 8.88%, 12/15/27(b)		1,482	1,175,419
CSC Holdings LLC(b) 5.50%, 04/15/27		2,570	2,375,444
11.25%, 05/15/28		9,321	9,603,986
6.50%, 02/01/29		205	180,933

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
CSC Holdings LLC(b) (continued)
4.13%, 12/01/30	USD	5,359	$4,076,859
Directv Financing LLC/Directv Financing Co- Obligor, Inc., 5.88%, 08/15/27(b)		279	262,142
DISH DBS Corp.(b)
5.25%, 12/01/26		3,102	2,657,638
5.75%, 12/01/28		2,128	1,697,293
DISH Network Corp., 11.75%, 11/15/27(b)		5,446	5,684,845
GCI LLC, 4.75%, 10/15/28(b)		426	390,850
Gray Television, Inc.(b)
5.88%, 07/15/26		933	907,539
7.00%, 05/15/27		1,172	1,113,986
Lamar Media Corp., 4.00%, 02/15/30		236	216,291
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		4,783	4,684,757
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		972	947,418
Nexstar Media, Inc., 5.63%, 07/15/27(b)		409	395,483
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		1,625	1,570,720
4.25%, 01/15/29		1,316	1,187,519
4.63%, 03/15/30		1,550	1,381,819
7.38%, 02/15/31		1,528	1,604,614
Pinewood Finance Co. Ltd., 3.63%, 11/15/27(c)	GBP	100	117,034
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26	USD	676	515,587
6.50%, 09/15/28		3,258	1,596,369
RCS & RDS SA, 2.50%, 02/05/25(c)	EUR	200	215,213
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)	USD	96	67,680
Sirius XM Radio, Inc.(b)
3.13%, 09/01/26		262	246,194
5.00%, 08/01/27		6,814	6,582,280
4.00%, 07/15/28		381	352,365
Stagwell Global LLC, 5.63%, 08/15/29(b)		553	508,631
Summer BC Holdco B SARL, 5.75%, 10/31/26(c)	EUR	100	105,663
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(c)(i)		310	338,485
TEGNA, Inc., 4.75%, 03/15/26(b)		240	233,435
Tele Columbus AG, 3.88%, 05/02/25(c)	EUR	285	199,158
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	2,000	1,870,000
United Group BV, 4.00%, 11/15/27(c)	EUR	100	104,090
Univision Communications, Inc.(b)
6.63%, 06/01/27	USD	1,630	1,625,555
8.00%, 08/15/28		2,835	2,924,643
7.38%, 06/30/30		892	889,442
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		1,270	1,117,740
Videotron Ltd., 3.63%, 06/15/29(b)		340	308,563
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(b)		200	178,060
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28(c)	GBP	100	117,123
VZ Secured Financing BV, 3.50%, 01/15/32(c)	EUR	170	165,267
Warnermedia Holdings, Inc.
5.14%, 03/15/52	USD	2,611	2,241,167
5.39%, 03/15/62		1,336	1,144,138
Ziggo Bond Co. BV(b)
6.00%, 01/15/27		291	283,219

Security		Par (000)	Value

Media (continued)
Ziggo Bond Co. BV(b) (continued)
5.13%, 02/28/30	USD	868	$725,965
Ziggo BV, 4.88%, 01/15/30(b)		1,165	1,039,164

			123,106,292

Metals & Mining — 3.8%
Arsenal AIC Parent LLC, 8.00%, 10/01/30(b)		1,197	1,248,902
ATI, Inc.
5.88%, 12/01/27		1,060	1,044,575
4.88%, 10/01/29		550	512,578
7.25%, 08/15/30		2,764	2,875,642
5.13%, 10/01/31		1,063	985,942
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		6,045	6,163,361
Carpenter Technology Corp.
6.38%, 07/15/28		379	377,578
7.63%, 03/15/30		1,314	1,354,972
Constellium SE
4.25%, 02/15/26(c)	EUR	394	432,243
5.63%, 06/15/28(b)	USD	4,620	4,508,764
3.75%, 04/15/29(b)		6,457	5,858,827
ERO Copper Corp., 6.50%, 02/15/30(b)		1,179	1,040,185
First Quantum Minerals Ltd., 8.63%, 06/01/31(b)		1,764	1,484,970
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		5,292	4,894,200
4.50%, 06/01/31		3,623	3,123,125
Mineral Resources Ltd., 9.25%, 10/01/28(b)		155	164,884
New Gold, Inc., 7.50%, 07/15/27(b)		2,582	2,604,908
Novelis Corp.(b)
3.25%, 11/15/26		1,863	1,753,826
4.75%, 01/30/30		7,685	7,227,347
3.88%, 08/15/31		5,237	4,615,024
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(c)	EUR	1,029	1,071,224

			53,343,077

Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/25	USD	241	237,739
4.75%, 06/15/29		826	744,792
Starwood Property Trust, Inc., 4.38%, 01/15/27		190	179,062

			1,161,593

Office REITs — 0.0%
Highwoods Realty LP, 7.65%, 02/01/34		285	307,459

Oil, Gas & Consumable Fuels — 15.9%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)		3,870	3,889,350
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27(b)		2,034	2,018,210
Antero Resources Corp., 7.63%, 02/01/29(b)		410	420,712
Apache Corp., 5.35%, 07/01/49		265	220,335
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		3,140	3,956,400
8.25%, 12/31/28		4,696	4,723,288
Series B, 5.88%, 06/30/29		1,814	1,687,661
Baytex Energy Corp., 8.50%, 04/30/30(b)		920	952,117
Buckeye Partners LP
5.85%, 11/15/43		816	661,042
5.60%, 10/15/44		553	425,492

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co. 6.38%, 07/01/26	USD	929	$924,589
8.00%, 08/01/28(b)		4,224	4,313,857
7.50%, 06/15/30(b)		4,346	4,383,032
Chesapeake Energy Corp., 6.75%, 04/15/29(b)		2,403	2,425,355
CITGO Petroleum Corp.(b) 7.00%, 06/15/25		2,745	2,740,532
8.38%, 01/15/29		2,678	2,753,868
Civitas Resources, Inc.(b) 8.38%, 07/01/28		4,296	4,484,788
8.63%, 11/01/30		2,120	2,248,731
8.75%, 07/01/31		3,947	4,201,767
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		520	466,951
CNX Resources Corp., 7.38%, 01/15/31(b)		473	476,283
Comstock Resources, Inc.(b) 6.75%, 03/01/29		4,211	3,850,990
5.88%, 01/15/30		2,474	2,145,701
CQP Holdco LP/BIP‑V Chinook Holdco LLC, 5.50%, 06/15/31(b)		6,898	6,536,575
Crescent Energy Finance LLC(b) 7.25%, 05/01/26		5,449	5,482,595
9.25%, 02/15/28		3,152	3,270,421
CrownRock LP/CrownRock Finance, Inc., 5.00%, 05/01/29(b)		240	234,000
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(b)		1,138	1,163,721
DT Midstream, Inc., 4.13%, 06/15/29(b)		2,236	2,057,083
Enbridge, Inc., (5‑year CMT + 4.43%), 8.50%, 01/15/84(a)		1,023	1,088,110
Energy Transfer LP 6.00%, 02/01/29(b)		943	951,472
7.38%, 02/01/31(b)		921	967,912
Series H, (5‑year CMT + 5.69%), 6.50%(a)(k)		2,326	2,210,351
EnLink Midstream LLC 5.63%, 01/15/28(b)		1,303	1,288,253
5.38%, 06/01/29		706	690,789
6.50%, 09/01/30(b)		3,194	3,260,981
EnLink Midstream Partners LP, 5.60%, 04/01/44		1,301	1,132,290
EnQuest PLC, 11.63%, 11/01/27(b)		200	190,580
EQM Midstream Partners LP 4.13%, 12/01/26		361	348,684
6.50%, 07/01/27(b)		947	964,266
7.50%, 06/01/30(b)		1,558	1,674,880
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27(b)		626	649,376
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/28		275	275,959
8.25%, 01/15/29		937	964,215
8.88%, 04/15/30		598	618,331
Gulfport Energy Corp., 8.00%, 05/17/26(b)		152	153,649
Harbour Energy PLC, 5.50%, 10/15/26(b)		420	410,550
Harvest Midstream I LP, 7.50%, 09/01/28(b)		315	313,135
Hess Midstream Operations LP, 4.25%, 02/15/30(b)		771	709,320
Hilcorp Energy I LP/Hilcorp Finance Co.(b) 6.25%, 11/01/28		514	512,020
5.75%, 02/01/29		1,299	1,254,438
6.00%, 04/15/30		130	126,076
8.38%, 11/01/33		3,048	3,229,173
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28(b)		1,391	1,459,943
ITT Holdings LLC, 6.50%, 08/01/29(b)		1,889	1,671,085

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinetik Holdings LP(b) 6.63%, 12/15/28	USD	476	$484,954
5.88%, 06/15/30		1,274	1,249,860
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(b)		135	131,625
Matador Resources Co. 5.88%, 09/15/26		2,078	2,060,749
6.88%, 04/15/28(b)		3,215	3,261,025
Murphy Oil Corp., 5.88%, 12/01/42		141	124,575
Nabors Industries Ltd.(b) 7.25%, 01/15/26		596	572,881
7.50%, 01/15/28		1,164	1,006,568
Nabors Industries, Inc. 5.75%, 02/01/25		3,806	3,804,732
7.38%, 05/15/27(b)		685	671,083
9.13%, 01/31/30(b)		1,418	1,423,757
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200	198,197
New Fortress Energy, Inc., 6.75%, 09/15/25(b)		871	864,051
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		1,826	1,844,276
Noble Finance II LLC, 8.00%, 04/15/30(b)		1,620	1,685,696
Northern Oil and Gas, Inc.(b) 8.13%, 03/01/28		6,436	6,516,450
8.75%, 06/15/31		1,642	1,710,303
NuStar Logistics LP, 6.00%, 06/01/26		1,631	1,628,129
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30(b)		1,008	1,026,547
Permian Resources Operating LLC(b) 7.75%, 02/15/26		1,419	1,443,591
6.88%, 04/01/27		1,827	1,825,748
8.00%, 04/15/27		1,407	1,458,462
5.88%, 07/01/29		2,222	2,166,361
9.88%, 07/15/31		1,614	1,793,557
7.00%, 01/15/32		1,715	1,769,319
Precision Drilling Corp., 6.88%, 01/15/29(b)		76	73,289
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)		1,011	955,510
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		452	432,192
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28(b)		1,774	1,838,254
SM Energy Co. 6.75%, 09/15/26		659	657,284
6.63%, 01/15/27		85	84,519
6.50%, 07/15/28		548	548,252
Southwestern Energy Co. 5.38%, 02/01/29		800	780,715
4.75%, 02/01/32		2,256	2,087,278
Sunoco LP/Sunoco Finance Corp. 6.00%, 04/15/27		238	238,204
5.88%, 03/15/28		352	351,531
7.00%, 09/15/28(b)		1,009	1,041,057
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b) 7.50%, 10/01/25		74	74,370
5.50%, 01/15/28		1,616	1,527,134
6.00%, 12/31/30		66	61,350
6.00%, 09/01/31		686	634,502
Transocean Aquila Ltd., 8.00%, 09/30/28(b)		670	680,028
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		518	537,418
Transocean, Inc.(b) 7.50%, 01/15/26		3,208	3,151,735

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Transocean, Inc.(b) (continued) 11.50%, 01/30/27	USD	3,111	$3,250,995
8.00%, 02/01/27		1,889	1,841,775
8.75%, 02/15/30		4,324	4,517,962
Valaris Ltd., 8.38%, 04/30/30(b)		4,167	4,269,258
Vantage Drilling International, 9.50%, 02/15/28(b)		2,353	2,317,738
Venture Global Calcasieu Pass LLC(b) 3.88%, 08/15/29		2,848	2,583,990
3.88%, 11/01/33		6,268	5,311,805
Venture Global LNG, Inc.(b) 8.13%, 06/01/28		4,211	4,252,676
9.50%, 02/01/29		11,795	12,481,080
8.38%, 06/01/31		7,340	7,336,200
9.88%, 02/01/32		5,677	5,913,385
Vermilion Energy, Inc., 6.88%, 05/01/30(b)		807	774,755
Vital Energy, Inc. 10.13%, 01/15/28		1,424	1,463,244
9.75%, 10/15/30		1,574	1,631,720
Western Midstream Operating LP 5.45%, 04/01/44		1,001	906,209
5.30%, 03/01/48		1,851	1,610,789
5.50%, 08/15/48		703	626,939
5.25%, 02/01/50		2,857	2,561,474

			220,360,396

Paper & Forest Products — 0.0%
Ahlstrom-Munksjo Holding 3 Oy, 3.63%, 02/04/28(c)	EUR	109	108,598

Passenger Airlines — 1.1%
Air Canada, 3.88%, 08/15/26(b)	USD	402	384,067
American Airlines, Inc., 8.50%, 05/15/29(b)		2,320	2,449,918
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b) 5.50%, 04/20/26		257	255,408
5.75%, 04/20/29		3,433	3,345,962
Deutsche Lufthansa AG, 3.50%, 07/14/29(c)	EUR	100	107,332
International Consolidated Airlines Group SA, 3.75%, 03/25/29(c)		100	106,807
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	1,786	1,790,466
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		685	492,617
United Airlines Pass-Through Trust, Series 2020‑1, Class B, 4.88%, 07/15/27		170	164,900
United Airlines, Inc.(b) 4.38%, 04/15/26		215	209,497
4.63%, 04/15/29		5,099	4,768,765
VistaJet Malta Finance PLC/Vista Management Holding, Inc.(b) 7.88%, 05/01/27		700	602,061
6.38%, 02/01/30		862	601,996

			15,279,796

Personal Care Products — 0.1%
Coty, Inc., 5.75%, 09/15/28(c)	EUR	100	116,025
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC(b) 4.75%, 01/15/29	USD	83	79,166
6.63%, 07/15/30		1,364	1,401,251

			1,596,442

Pharmaceuticals — 0.9%
1375209 BC Ltd., 9.00%, 01/30/28(b)		1,132	1,103,813

Security		Par (000)	Value

Pharmaceuticals (continued)
Cheplapharm Arzneimittel GmbH
5.50%, 01/15/28(b)	USD	743	$702,512
7.50%, 05/15/30(c)	EUR	105	123,283
Grifols SA, 3.88%, 10/15/28(c)		100	100,727
Gruenenthal GmbH, 4.13%, 05/15/28(c)		117	127,520
Jazz Securities DAC, 4.38%, 01/15/29(b)	USD	800	745,132
Option Care Health, Inc., 4.38%, 10/31/29(b)		1,054	952,562
Organon & Co./Organon Foreign Debt Co‑Issuer BV(b)
4.13%, 04/30/28		400	368,185
5.13%, 04/30/31		800	683,876
Rossini SARL, 6.75%, 10/30/25(c)	EUR	101	111,499
Teva Pharmaceutical Finance Netherlands II BV
3.75%, 05/09/27		100	106,349
7.38%, 09/15/29		192	231,503
7.88%, 09/15/31		100	124,843
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	USD	4,163	3,848,173
4.75%, 05/09/27		513	492,075
6.75%, 03/01/28		531	540,505
7.88%, 09/15/29		1,670	1,792,043
8.13%, 09/15/31		912	991,143

			13,145,743

Professional Services — 0.2%
CoreLogic, Inc., 4.50%, 05/01/28(b)		2,658	2,328,435

Real Estate Management & Development — 0.6%
Adler Financing SARL, (12.50% PIK), 12.50%, 06/30/25(i)	EUR	120	139,296
ADLER Group SA, (21.00% PIK), 21.00%, 07/31/25(i)		100	107,709
Agps Bondco PLC(c)
6.00%, 08/05/25(e)(j)		200	79,816
5.50%, 11/13/26(e)(j)		200	76,172
5.00%, 01/14/29		100	35,216
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp.
7.00%, 04/15/30	USD	1,781	1,642,236
7.00%, 04/15/30(b)		1,314	1,211,883
Aroundtown SA(c)
0.38%, 04/15/27	EUR	100	88,644
(5‑year GBP Swap + 4.38%), 4.75%(a)(k)	GBP	215	118,801
Cushman & Wakefield U.S. Borrower LLC(b)
6.75%, 05/15/28	USD	1,451	1,443,745
8.88%, 09/01/31		1,483	1,571,639
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(c)	EUR	100	66,102
Heimstaden Bostad Treasury BV, 1.38%, 03/03/27		100	87,213
Howard Hughes Corp., 4.38%, 02/01/31(b)	USD	2,347	2,035,436
SBB Treasury OYJ(c)
0.75%, 12/14/28	EUR	156	102,429
1.13%, 11/26/29		100	64,735
Vivion Investments SARL, 3.00%, 08/08/24(c)		100	103,188

			8,974,260

Retail REITs — 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(b)	USD	866	779,400

Semiconductors & Semiconductor Equipment — 0.9%
ams‑OSRAM AG(c)
2.13%, 11/03/27(l)	EUR	100	86,798

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
ams‑OSRAM AG(c) (continued)
10.50%, 03/30/29	EUR	137	$164,059
Entegris Escrow Corp., 4.75%, 04/15/29(b)	USD	9,138	8,803,675
Entegris, Inc., 4.38%, 04/15/28(b)		511	486,298
NCR Atleos Corp., 9.50%, 04/01/29(b)		1,234	1,311,120
Synaptics, Inc., 4.00%, 06/15/29(b)		1,375	1,233,356

			12,085,306

Software — 5.1%
Alteryx, Inc., 8.75%, 03/15/28(b)		1,395	1,484,800
Boxer Parent Co., Inc.
6.50%, 10/02/25(c)	EUR	173	190,256
7.13%, 10/02/25(b)	USD	3,099	3,115,611
9.13%, 03/01/26(b)		4,864	4,853,311
Capstone Borrower, Inc., 8.00%, 06/15/30(b)		1,656	1,722,836
Cedacri Mergeco SpA, (3‑mo. EURIBOR + 5.50%), 9.50%, 05/15/28(a)(c)	EUR	100	108,739
Clarivate Science Holdings Corp.(b)
3.88%, 07/01/28	USD	5,665	5,341,496
4.88%, 07/01/29		5,045	4,733,896
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		19,072	18,164,949
9.00%, 09/30/29		8,235	7,826,980
Consensus Cloud Solutions, Inc.(b)
6.00%, 10/15/26		386	367,028
6.50%, 10/15/28		475	430,851
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		138	124,714
Elastic NV, 4.13%, 07/15/29(b)		1,654	1,518,780
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28(b)		400	364,904
Iron Mountain U.K. PLC, 3.88%, 11/15/25(c)	GBP	100	122,403
McAfee Corp., 7.38%, 02/15/30(b)	USD	7,048	6,436,597
MicroStrategy, Inc., 6.13%, 06/15/28(b)		2,533	2,457,365
Open Text Corp., 6.90%, 12/01/27(b)		4,599	4,781,355
Playtika Holding Corp., 4.25%, 03/15/29(b)		421	367,343
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		6,836	6,738,469
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		165	136,219

			71,388,902

Specialized REITs(b) — 0.5%
Iron Mountain, Inc.
7.00%, 02/15/29		3,944	4,053,951
5.63%, 07/15/32		3,252	3,078,572

			7,132,523

Specialty Retail — 0.5%
Arko Corp., 5.13%, 11/15/29(b)		540	467,237
eG Global Finance PLC, 12.00%, 11/30/28(b)		1,943	2,069,353
Goldstory SAS, 5.38%, 03/01/26(c)	EUR	100	109,998
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29(b)	USD	3,811	3,707,409

			6,353,997

Technology Hardware, Storage & Peripherals(b) — 0.4%
Seagate HDD Cayman
8.25%, 12/15/29		2,634	2,840,840
8.50%, 07/15/31		2,507	2,720,857

			5,561,697

Textiles, Apparel & Luxury Goods — 0.2%
Crocs, Inc.(b)
4.25%, 03/15/29		217	194,374
4.13%, 08/15/31		282	238,626

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(c)(e)(j)(l)	EUR	200	$191,231
Hanesbrands, Inc., 4.88%, 05/15/26(b)	USD	779	751,433
Kontoor Brands, Inc., 4.13%, 11/15/29(b)		525	473,680
Levi Strauss & Co., 3.50%, 03/01/31(b)		318	275,337

			2,124,681

Transportation Infrastructure(c) — 0.0%
Azzurra Aeroporti SpA, 2.13%, 05/30/24	EUR	288	314,409
Heathrow Finance PLC, 3.88%, 03/01/27(n)	GBP	221	259,514

			573,923

Water Utilities — 0.0%
Thames Water Utilities Finance PLC, 4.00%, 04/18/27(c)	EUR	100	106,459

Wireless Telecommunication Services — 1.4%
Altice France SA/France 2.13%, 02/15/25(c)		100	106,211
5.88%, 02/01/27(c)		100	98,034
8.13%, 02/01/27(b)	USD	5,346	4,928,105
11.50%, 02/01/27(c)(d)	EUR	100	110,671
5.13%, 01/15/29(b)	USD	1,181	918,520
5.13%, 07/15/29(b)		600	466,811
5.50%, 10/15/29(b)		2,679	2,100,669
Cellnex Finance Co. SA(c) 1.00%, 09/15/27	EUR	100	101,034
1.50%, 06/08/28		100	101,125
2.00%, 09/15/32		100	94,392
2.00%, 02/15/33		200	187,974
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)	USD	4,959	4,929,295
Eutelsat SA, 1.50%, 10/13/28(c)	EUR	200	165,592
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	462	406,548
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(b)		643	659,377
SES SA, (5‑year EUR Swap + 5.40%), 5.63%(a)(c)(k)	EUR	100	110,227
Vmed O2 U.K. Financing I PLC 4.00%, 01/31/29(c)	GBP	200	225,294
4.25%, 01/31/31(b)	USD	3,172	2,769,932
4.50%, 07/15/31(c)	GBP	201	220,948
4.75%, 07/15/31(b)	USD	324	289,204

			18,989,963

Total Corporate Bonds — 124.2% (Cost: $1,695,582,044)			1,723,936,273

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.3%
Peraton Corp.
2nd Lien Term Loan B1, (3‑mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		2,777	2,756,285
Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		1,358	1,359,976

			4,116,261

Air Freight & Logistics — 0.1%
Clue Opco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.50%), 9.86%, 12/19/30		1,064	1,006,363

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobile Components — 0.0%
Tenneco, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28	USD	707	$621,940

Banks — 0.1%
Ascensus Holdings, Inc., 2021 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		994	953,066

Beverages — 0.0%
Naked Juice LLC
2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		156	124,800
Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		153	147,843

			272,643

Broadline Retail — 0.1%
PUG LLC, USD Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		1,069	1,050,221

Building Products — 0.1%
White Cap Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		632	632,742

Chemicals — 0.5%
Arc Falcon I, Inc.
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR + 7.00%), 12.46%, 09/30/29(h)		2,814	2,525,565
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 09/30/28		368	363,445
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.21%, 11/24/28		443	413,744
Discovery Purchaser Corp., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29		2,489	2,449,760
Herens U.S. Holdco Corp., USD Term Loan B, (3‑mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		620	559,960
Momentive Performance Materials Inc., 2023 Term Loan, (1‑mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		1,166	1,124,648

			7,437,122

Commercial Services & Supplies — 0.2%
Garda World Security Corp., 2022 Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.62%, 02/01/29		815	814,727
PECF USS Intermediate Holding III Corp., Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		1,279	991,206
TruGreen LP, 2020 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 8.50%), 14.14%, 11/02/28		868	642,320

			2,448,253

Communications Equipment — 0.1%
Viasat, Inc., 2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30		1,258	1,231,118

Security		Par (000)	Value

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30	USD	4,624	$4,591,292

Consumer Finance — 0.1%
Sabre GLBL, Inc.
2021 Term Loan B1, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 12/17/27		291	253,105
2021 Term Loan B2, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 12/17/27		457	398,522

			651,627

Containers & Packaging — 0.1%
LABL, Inc., 2021 USD 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.46%, 10/29/28		967	925,921
Trident TPI Holdings, Inc., 2023 USD Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/15/28		707	706,329

			1,632,250

Diversified Consumer Services — 0.1%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		657	561,499
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		861	845,198

			1,406,697

Diversified Telecommunication Services — 0.2%
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 10/08/27(h)		695	690,505
Lumen Technologies, Inc., 2023 TSA Term Loan B, (3‑mo. CME Term SOFR + 2.25%), 7.71%, 03/15/27(h)		1,960	1,332,425
Zayo Group Holdings, Inc., USD Term Loan, (1- mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		1,055	903,355

			2,926,285

Electronic Equipment, Instruments & Components — 0.1%
Ingram Micro, Inc., 2023 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.61%, 06/30/28(h)		1,026	1,027,907
Roper Industrial Products Investment Co., USD Term Loan, 9.36%, 11/22/29		442	442,936

			1,470,843

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24(h)		90	60,567

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services — 0.1%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3‑mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27	USD	104	$102,606
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		1,206	1,147,208

			1,249,814

Food Products — 0.1%
Chobani LLC, 2023 Incremental Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		1,210	1,211,004

Health Care Equipment & Supplies — 0.4%
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		1,069	1,065,310
Bausch and Lomb, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		1,385	1,366,612
Medline Borrower LP, USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28		2,744	2,755,194

			5,187,116

Health Care Providers & Services — 0.3%
EyeCare Partners LLC, 2020 Term Loan, (3‑mo. CME Term SOFR + 3.75%), 9.39%, 02/18/27		729	352,937
LifePoint Health, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 5.50%), 11.17%, 11/16/28		657	653,628
Quorum Health Corp., 2020 Term Loan, (3‑mo. CME Term SOFR at 1.00% Floor + 8.25%), 13.76%, 04/29/25		1,463	877,504
Star Parent, Inc., Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		1,960	1,934,996
Surgery Center Holdings, Inc., 2023 Term Loan, 8.86%, 12/19/30		676	678,031

			4,497,096

Health Care Technology — 1.9%
AthenaHealth Group, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29		9,638	9,585,096
Gainwell Acquisition Corp., Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		1,762	1,708,563
Verscend Holding Corp.
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.47%, 04/02/29		9,376	9,376,345
2021 Term Loan B, (1‑mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		5,413	5,417,594

			26,087,598

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp., 2021 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 10/18/28	USD	2,873	$2,874,219

Household Durables — 0.2%
Hunter Douglas, Inc., USD Term Loan B1, (3‑mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		1,121	1,114,928
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		2,052	1,835,664

			2,950,592

Insurance — 0.4%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (3‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 11/06/30		3,745	3,757,578
NFP Corp., 2020 Term Loan, (1‑mo. CME Term SOFR + 3.25%), 8.72%, 02/16/27		2,088	2,096,542

			5,854,120

Interactive Media & Services — 0.0%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		543	541,833

IT Services — 0.3%
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		3,459	2,429,668
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		2,293	871,340
Project Alpha Intermediate Holding, Inc., 2023 1st Lien Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 10/28/30		489	491,157

			3,792,165

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (6‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		504	505,707

Machinery — 0.8%
Gates Global LLC, 2021 Term Loan B3, (1‑mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.96%, 03/31/27		1,213	1,213,264
SPX Flow, Inc., 2022 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		1,812	1,815,895
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		7,826	7,810,187

			10,839,346

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Media — 1.0%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.72%, 09/01/25	USD	639		$582,955
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3‑mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		6,354		6,279,635
DirecTV Financing LLC, Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		5,632		5,626,072
Radiate Holdco LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		1,400		1,116,080

				13,604,742

Oil, Gas & Consumable Fuels — 0.4%
Freeport LNG Investments LLLP, Term Loan B, (3‑mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		684		682,765
M6 ETX Holdings II Midco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		423		422,916
New Fortress Energy, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		5,156		5,065,770

				6,171,451

Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		1,966		2,016,537

Personal Care Products — 0.1%
KDC/ONE Development Corp., Inc., 2023 USD Term Loan B, (1‑mo. CME Term SOFR + 5.00%), 10.36%, 08/15/28		1,012		1,000,362

Pharmaceuticals — 0.0%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		396		388,666
PRA Health Sciences, Inc., US Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		—	(o)	1

				388,667

Professional Services — 0.3%
CoreLogic, Inc.
2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.50%), 11.97%, 06/04/29		1,107		986,126
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		2,486		2,412,915
Galaxy U.S. Opco, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29(h)		479		392,911
OMNIA Partners LLC, Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.63%, 07/25/30		9		8,939

				3,800,891

Security		Par (000)		Value

Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30(h)	USD	421		$420,020

Software — 3.0%
Boxer Parent Co., Inc.
2021 USD 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.97%, 02/27/26		2,250		2,239,448
2023 USD Term Loan, 12/29/28(p)		1,781		1,785,068
Capstone Borrower, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 3.75%), 9.10%, 06/17/30		1		558
Cloud Software Group, Inc., 2022 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		5,919		5,770,668
Cloudera, Inc., 2021 Second Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		1,895		1,807,018
Delta TopCo, Inc., 2020 Term Loan B, (6‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.12%, 12/01/27		—	(o)	5
McAfee Corp., 2022 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		2,389		2,372,114
MH Sub I LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		288		267,324
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		3,366		3,303,914
Planview Parent, Inc., 2nd Lien Term Loan, (3- mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.70%, 12/18/28		850		772,438
Polaris Newco LLC, USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		1,344		1,323,815
Proofpoint, Inc., 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.72%, 08/31/29		2,070		2,085,878
RealPage, Inc., 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.97%, 04/23/29		7,231		7,213,338
Sophia LP
2020 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.46%, 10/09/28		10,251		10,263,834
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		674		674,629
UKG, Inc., 2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		2,177		2,177,148

				42,057,197

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Transportation Infrastructure — 0.1%
Apple Bidco LLC, 2022 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28	USD	650	$652,136

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd.
2017 Term Loan B, (3‑mo. LIBOR US + 2.25%), 10.75%, 05/28/24		1,906	1,765,612
2017 Term Loan B1, 05/27/24(p)		83	76,726

			1,842,338

Total Floating Rate Loan Interests — 12.2% (Cost: $172,402,159)			170,054,241

Preferred Securities

Capital Trusts — 2.6%(a)

Automobiles(k) — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%		655	604,886
Volkswagen International Finance NV, 3.88%(c)	EUR	200	202,057

			806,943

Banks(k) — 1.9%
AIB Group PLC, 5.25%(c)		210	228,625
Banco Bilbao Vizcaya Argentaria SA, 6.00%(c)		200	220,154
Bank of Ireland Group PLC, 7.50%(c)		200	223,517
Barclays PLC 9.63%	USD	3,745	3,890,119
4.38%		2,490	1,935,740
8.00%		980	961,784
8.00%		200	198,625
BNP Paribas SA 8.50%(b)		2,200	2,303,893
6.88%(c)	EUR	200	228,509
CaixaBank SA, 6.75%(c)		200	220,549
Citigroup, Inc., 7.63%	USD	1,571	1,604,148
Cooperatieve Rabobank UA, 4.38%(c)	EUR	200	206,439
Deutsche Bank AG, 6.75%(c)		200	204,794
ING Groep NV, 3.88%	USD	200	161,750
KBC Group NV, 8.00%(c)	EUR	200	234,479
Lloyds Banking Group PLC 8.00%	USD	1,320	1,322,637
4.95%(c)	EUR	200	214,991
PNC Financial Services Group, Inc.
Series V, 6.20%	USD	1,417	1,377,661
Series W, 6.25%		1,572	1,465,367
Societe Generale SA, 7.88%(c)	EUR	100	113,725
UBS Group AG 4.38%(b)	USD	950	750,290
9.25%(b)		2,275	2,454,218
9.25%(b)		2,519	2,791,719
7.00%(c)		200	198,468
Wells Fargo & Co., 7.63%		2,311	2,424,958

			25,937,159

Diversified Telecommunication Services — 0.1%
British Telecommunications PLC, 4.88%, 11/23/81(b)		200	170,979
Telefonica Europe BV(c)(k) 7.13%	EUR	200	238,124

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telefonica Europe BV(c)(k) (continued)
6.14%	EUR	300	$340,293
6.75%		100	117,752

			867,148

Electric Utilities — 0.2%
Edison International, Series B, 5.00%(k)	USD	1,263	1,175,984
EDP - Energias de Portugal SA, 5.94%, 04/23/83(c)	EUR	100	114,541
Electricite de France SA(k)
6.00%(c)	GBP	300	371,216
9.13%(b)	USD	535	597,280
3.00%(c)	EUR	200	200,919
3.38%(c)		200	193,457
Naturgy Finance BV, 2.37%(c)(k)		200	200,919

			2,854,316

Health Care Providers & Services — 0.0%
Clariane SE, 4.13%(c)(k)	GBP	200	135,113

Hotels, Restaurants & Leisure — 0.0%
Accor SA, 2.63%(c)(k)	EUR	100	107,169

Independent Power and Renewable Electricity Producers(b)(k) — 0.3%
NRG Energy, Inc., 10.25%	USD	2,518	2,621,455
Vistra Corp., 7.00%		1,272	1,252,920

			3,874,375

Insurance(c) — 0.0%
Liberty Mutual Group, Inc., 3.63%, 05/23/59	EUR	100	107,500
Poste Italiane SpA, 2.63%(k)		200	181,311

			288,811

Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.25%(c)(k)		124	133,459

Pharmaceuticals(c) — 0.0%
Bayer AG
6.63%, 09/25/83		100	112,356
4.50%, 03/25/82		200	209,750
7.00%, 09/25/83		100	113,823

			435,929

Real Estate Management & Development — 0.0%
Heimstaden Bostad AB, 2.63%(c)(k)		375	138,891

Transportation Infrastructure — 0.0%
Abertis Infraestructuras Finance BV, 3.25%(c)(k)		200	211,366

Wireless Telecommunication Services(c) — 0.0%
Vodafone Group PLC
2.63%, 08/27/80		400	419,363
3.00%, 08/27/80		100	98,686
6.50%, 08/30/84		100	117,965

			636,014

			36,426,693

		Shares

Preferred Stocks — 0.9%(e)

Commercial Services & Supplies — 0.1%
Verscend Intermediate Holding(h)		790	1,112,353

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services — 0.1%
Alliant Holdings, Inc., 9.75%(h)(k)	1,431	$1,416,247

Interactive Media & Services — 0.7%
ByteDance Ltd., Series E‑1, (Acquired 11/11/20, Cost: $6,755,577)(f)(h)	61,653	10,061,561

Wireless Telecommunication Services — 0.0%
CF‑B L2 (D) LLC, (Acquired 04/08/15, Cost: $674,329)(f)	688,714	2,707
Ligado Networks LLC(h)(q)	32,168	8,042

		10,749

		12,600,910

Total Preferred Securities — 3.5% (Cost: $51,245,640)		49,027,603

Total Long-Term Investments — 140.8% (Cost: $1,955,337,609)		1,955,229,243

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, T‑Fund, Institutional Class, 5.26%(r)(s)	34,146	34,146

Total Short-Term Securities — 0.0% (Cost: $34,146)		34,146

Options Purchased — 0.0% (Cost: $372,138)		202,023

Total Investments Before Options Written — 140.8% (Cost: $1,955,743,893)		1,955,465,412

Options Written — (0.0)% (Premiums Received: $(102,204))		(50,413)

Total Investments, Net of Options Written — 140.8% (Cost: $1,955,641,689)		1,955,414,999

Liabilities in Excess of Other Assets — (40.8)%		(566,814,745)

Net Assets — 100.0%		$1,388,600,254

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	When-issued security.
(e)	Non‑income producing security.
(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $10,698,587, representing 0.8% of its net assets as of period end, and an original cost of $9,029,259.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Payment‑in‑kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Perpetual security with no stated maturity date.
(l)	Convertible security.
(m)	Zero-coupon bond.
(n)	Step coupon security. Coupon rate will either increase (step‑up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(o)	Rounds to less than 1,000.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(r)	Affiliate of the Trust.
(s)	Annualized 7‑day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub‑classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T‑Fund, Institutional Class	$723,084	$—	$(688,938	)(a)	$—	$—	$34,146	34,146	$69,906	$—

(a)	Represents net amount purchased (sold).

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
5-Year U.S. Treasury Note	91	03/28/24	$9,898	$224,514

Short Contracts
U.S. Long Bond	6	03/19/24	750	(54,431)
Ultra U.S. Treasury Bond	22	03/19/24	2,939	(264,016)

				(318,447)

				$(93,933)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,560,907	EUR	2,309,608	Citibank N.A.	03/20/24	$3,375

USD	575,235	EUR	531,000	Australia & New Zealand Bank Group	03/20/24	(12,765)
USD	129,350	EUR	118,000	BNP Paribas SA	03/20/24	(1,316)
USD	32,950	EUR	30,000	Deutsche Bank AG	03/20/24	(270)
USD	106,941	EUR	99,000	Deutsche Bank AG	03/20/24	(2,686)
USD	194,171	EUR	179,000	Deutsche Bank AG	03/20/24	(4,043)
USD	214,337	EUR	194,000	Morgan Stanley & Co. International PLC	03/20/24	(488)
USD	37,267,012	EUR	33,962,000	UBS AG	03/20/24	(340,616)
USD	348,365	GBP	273,524	Morgan Stanley & Co. International PLC	03/20/24	(415)
USD	5,191,381	GBP	4,096,000	State Street Bank and Trust Co.	03/20/24	(31,561)

						(394,160)

						$(390,785)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	525	01/19/24	USD 465.00	USD	24,954	$73,238
SPDR S&P 500 ETF Trust	430	02/16/24	USD 460.00	USD	20,438	128,785

						$202,023

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	525	01/19/24	USD 445.00	USD	24,954	$(16,013)
SPDR S&P 500 ETF Trust	430	02/16/24	USD 430.00	USD	20,438	(34,400)

						$(50,413)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B	USD 16,604	$999,848	$183,776	$816,072

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Virgin Media Finance PLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B	EUR	70	$5,458	$4,216	$1,242
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	BB	EUR	37	3,224	(983)	4,207
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	BB	EUR	41	3,538	1,096	2,442
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	BB	EUR	31	2,655	4,658	(2,003)
CMA CGM SA	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	N/R	EUR	125	16,182	22,170	(5,988)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	50	(447)	(3,936)	3,489
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	19	(170)	(2,384)	2,214
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC+	EUR	35	(6,856)	(6,568)	(288)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+	EUR	21	(4,121)	(3,867)	(254)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+	EUR	59	(11,585)	(10,870)	(715)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC+	EUR	17	(3,361)	(3,238)	(123)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+	EUR	36	(7,035)	(6,783)	(252)
			Morgan Stanley & Co.
Adler Real Estate AG	5.00	Quarterly	International PLC	12/20/27	CCC+	EUR	26	(5,101)	(4,838)	(263)
United Group B.V.	5.00	Quarterly	Bank of America N.A.	12/20/27	B	EUR	61	2,762	(7,693)	10,455
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	N/R	EUR	16	(364)	(1,003)	639

								$(5,221)	$(20,023)	$14,802

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency				Notional Amount (000)
1-Day SOFR, 5.38%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/24	USD	1,535	$126,155	$(16,550)	$142,705
1-Day SOFR, 5.38%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/24	USD	9,430	877,869	(55,170)	933,039
1-Day SOFR, 5.38%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/24	USD	346	30,818	(2,408)	33,226
1-Day SOFR, 5.38%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/24	USD	693	64,949	(5,019)	69,968
1-Day SOFR, 5.38%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/24	USD	1,386	144,605	(12,387)	156,992
1-Day SOFR, 5.38%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/24	USD	624	51,437	(6,728)	58,165

									$1,295,833	$(98,262)	$1,394,095

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$183,776	$—	$816,072	$—	$—
OTC Swaps	32,140	(150,425)	1,418,783	(9,886)	—
Options Written	N/A	N/A	51,791	—	(50,413)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$224,514	$—	$224,514
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,375	—	—	3,375
Options purchased
Investments at value — unaffiliated(b)	—	—	202,023	—	—	—	202,023
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	816,072	—	—	—	—	816,072
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	56,828	—	—	1,394,095	—	1,450,923

	$—	$872,900	$202,023	$3,375	$1,618,609	$—	$2,696,907

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$318,447	$—	$318,447
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	394,160	—	—	394,160
Options written
Options written at value	—	—	50,413	—	—	—	50,413
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	62,049	—	—	98,262	—	160,311

	$—	$62,049	$50,413	$394,160	$416,709	$—	$923,331

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended December 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,411,949)	$—	$(335,505)	$—	$(1,747,454)
Forward foreign currency exchange contracts	—	—	—	(235,185)	—	—	(235,185)
Options purchased(a)	—	(17)	(2,562,379)	—	—	—	(2,562,396)
Options written	—	4,211	1,298,845	—	—	—	1,303,056
Swaps	—	982,613	—	—	(378,783)	—	603,830

	$—	$986,807	$(2,675,483)	$(235,185)	$(714,288)	$—	$(2,638,149)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(188,778)	$—	$(558,514)	$—	$(747,292)
Forward foreign currency exchange contracts	—	—	—	(324,171)	—	—	(324,171)
Options purchased(b)	—	—	(189,875)	—	—	—	(189,875)
Options written	—	—	(87,030)	—	—	—	(87,030)
Swaps	—	846,027	—	—	1,540,049	—	2,386,076

	$—	$846,027	$(465,683)	$(324,171)	$981,535	$—	$1,037,708

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,028,803
Average notional value of contracts — short	$15,860,985
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$39,337,653
Average amounts sold — in USD	$294,554
Options:
Average value of option contracts purchased	$201,040
Average value of option contracts written	$53,290
Average notional value of swaption contracts purchased	$—	(a)
Average notional value of swaption contracts written	$—	(a)
Credit default swaps:
Average notional value — buy protection	$70,296
Average notional value — sell protection	$17,920,828
Total return swaps:
Average notional value	$14,014,000

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$20,592	$—
Forward foreign currency exchange contracts	3,375	394,160
Options	202,023	50,413
Swaps — centrally cleared	—	39,990
Swaps — OTC(a)	1,450,923	160,311

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	1,676,913	644,874

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(222,615)	(90,403)

Total derivative assets and liabilities subject to an MNA	$1,454,298	$554,471

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non‑Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$14,662	$(14,662)	$—	$—	$—
Barclays Bank PLC	3,538	(3,538)	—	—	—
Citibank N.A.	3,375	(3,361)	—	—	14
JPMorgan Chase Bank N.A.	154,505	(30,908)	—	—	123,597
Morgan Stanley & Co. International PLC	1,278,218	(95,707)	—	(950,000)	232,511

	$1,454,298	$(148,176)	$—	$(950,000)	$356,122

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non‑Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Australia & New Zealand Bank Group	$12,765	$—	$—	$—	$12,765
Bank of America N.A.	15,532	(14,662)	—	—	870
Barclays Bank PLC	15,706	(3,538)	—	—	12,168
BNP Paribas SA	1,316	—	—	—	1,316

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non‑Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Citibank N.A.	$3,361	$(3,361)	$—	$—	$—
Deutsche Bank AG	6,999	—	—	—	6,999
JPMorgan Chase Bank N.A.	30,908	(30,908)	—	—	—
Morgan Stanley & Co. International PLC	95,707	(95,707)	—	—	—
State Street Bank and Trust Co.	31,561	—	—	—	31,561
UBS AG	340,616	—	—	—	340,616

	$554,471	$(148,176)	$—	$—	$406,295

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$2,340,573	$—	$2,340,573
Common Stocks
Capital Markets	—	634,319	—	634,319
Chemicals	863,238	—	—	863,238
Electrical Equipment	4,951	—	—	4,951
Energy Equipment & Services	6,405	—	—	6,405
Financial Services	356,893	—	—	356,893
Ground Transportation	914,930	—	—	914,930
Hotels, Restaurants & Leisure	472,754	—	—	472,754
IT Services	191,344	—	—	191,344
Metals & Mining	2,774,300	—	—	2,774,300
Oil, Gas & Consumable Fuels	560,949	—	22,235	583,184
Pharmaceuticals	1,295,287	—	—	1,295,287
Real Estate Management & Development	4,829	2,109	—	6,938
Semiconductors & Semiconductor Equipment	918	—	—	918
Software	1,765,092	—	—	1,765,092
Corporate Bonds
Aerospace & Defense	—	60,110,221	—	60,110,221
Automobile Components	—	30,640,511	—	30,640,511
Automobiles	—	9,694,534	—	9,694,534
Banks	—	14,302,678	—	14,302,678
Biotechnology	—	332,276	—	332,276
Broadline Retail	—	669,780	—	669,780
Building Products	—	27,486,672	—	27,486,672
Capital Markets	—	18,061,460	—	18,061,460
Chemicals	—	43,248,559	—	43,248,559
Commercial Services & Supplies	—	81,343,665	—	81,343,665
Communications Equipment	—	8,930,997	—	8,930,997
Construction & Engineering	—	10,307,892	—	10,307,892
Construction Materials	—	41,575,575	—	41,575,575
Consumer Discretionary	—	96,574	—	96,574
Consumer Finance	352,638	53,485,633	—	53,838,271
Consumer Staples Distribution & Retail	—	18,509,450	—	18,509,450

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Containers & Packaging	$—	$54,265,234	$—	$54,265,234
Diversified Consumer Services	—	5,722,505	—	5,722,505
Diversified REITs	—	20,008,171	—	20,008,171
Diversified Telecommunication Services	432,161	69,117,189	—	69,549,350
Electric Utilities	—	16,196,062	—	16,196,062
Electrical Equipment	—	9,932,898	—	9,932,898
Electronic Equipment, Instruments & Components	—	4,564,999	—	4,564,999
Energy Equipment & Services	—	19,421,112	—	19,421,112
Entertainment	—	13,471,833	—	13,471,833
Environmental, Maintenance & Security Service	—	25,293,640	—	25,293,640
Financial Services	—	28,807,568	—	28,807,568
Food Products	—	20,273,617	—	20,273,617
Gas Utilities	—	2,225,464	—	2,225,464
Ground Transportation	—	16,956,317	—	16,956,317
Health Care Equipment & Supplies	—	24,972,572	—	24,972,572
Health Care Providers & Services	—	64,013,827	—	64,013,827
Health Care REITs	—	3,779,116	—	3,779,116
Health Care Technology	—	10,801,763	—	10,801,763
Hotel & Resort REITs	—	15,209,273	—	15,209,273
Hotels, Restaurants & Leisure	—	144,403,023	—	144,403,023
Household Durables	—	9,551,374	—	9,551,374
Household Products	—	1,555,965	—	1,555,965
Independent Power and Renewable Electricity Producers	—	6,903,409	—	6,903,409
Insurance	—	70,167,006	—	70,167,006
Interactive Media & Services	—	2,548,782	—	2,548,782
Internet Software & Services	—	7,568,161	—	7,568,161
IT Services	176,683	34,245,159	—	34,421,842
Leisure Products	—	1,907,389	—	1,907,389
Machinery	—	35,485,944	—	35,485,944
Media	—	123,106,292	—	123,106,292
Metals & Mining	—	53,343,077	—	53,343,077
Mortgage Real Estate Investment Trusts (REITs)	—	1,161,593	—	1,161,593
Office REITs	—	307,459	—	307,459
Oil, Gas & Consumable Fuels	—	220,360,396	—	220,360,396
Paper & Forest Products	—	108,598	—	108,598
Passenger Airlines	—	15,279,796	—	15,279,796
Personal Care Products	—	1,596,442	—	1,596,442
Pharmaceuticals	—	13,145,743	—	13,145,743
Professional Services	—	2,328,435	—	2,328,435
Real Estate Management & Development	—	8,974,260	—	8,974,260
Retail REITs	—	779,400	—	779,400
Semiconductors & Semiconductor Equipment	86,798	11,998,508	—	12,085,306
Software	—	71,388,902	—	71,388,902
Specialized REITs	—	7,132,523	—	7,132,523
Specialty Retail	—	6,353,997	—	6,353,997
Technology Hardware, Storage & Peripherals	—	5,561,697	—	5,561,697
Textiles, Apparel & Luxury Goods	191,231	1,933,450	—	2,124,681
Transportation Infrastructure	—	573,923	—	573,923
Water Utilities	—	106,459	—	106,459
Wireless Telecommunication Services	—	18,989,963	—	18,989,963
Floating Rate Loan Interests	—	163,604,341	6,449,900	170,054,241
Preferred Securities
Capital Trusts	—	36,426,693	—	36,426,693
Preferred Stocks	—	—	12,598,203	12,598,203
Short-Term Securities
Money Market Funds	34,146	—	—	34,146
Options Purchased
Equity Contracts	202,023	—	—	202,023

	$10,687,570	$1,925,704,797	$19,070,338	1,955,462,705

Investments Valued at NAV(a)				2,707

				$1,955,465,412

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$840,760	$—	$840,760
Foreign Currency Exchange Contracts	—	3,375	—	3,375
Interest Rate Contracts	224,514	1,394,095	—	1,618,609
Liabilities
Credit Contracts	—	(9,886)	—	(9,886)
Equity Contracts	(50,413)	—	—	(50,413)
Foreign Currency Exchange Contracts	—	(394,160)	—	(394,160)
Interest Rate Contracts	(318,447)	—	—	(318,447)

	$(144,346)	$1,834,184	$—	$1,689,838

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $596,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2022	$22,236	$12,296,415	$12,439,882	$24,758,533
Transfers into Level 3	—	1,557,403	321,684	1,879,087
Transfers out of Level 3	—	(9,869,340)	—	(9,869,340)
Accrued discounts/premiums	—	24,270	—	24,270
Net realized gain (loss)	—	(18,201)	—	(18,201)
Net change in unrealized appreciation (depreciation)(a)(b)	(1)	75,310	(163,363)	(88,054)
Purchases	—	3,390,658	—	3,390,658
Sales	—	(1,006,615)	—	(1,006,615)

Closing balance, as of December 31, 2023	$22,235	$6,449,900	$12,598,203	$19,070,338

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(b)	$—	$75,310	$(163,363)	$(88,053)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO Ltd.(a)(b)
Series 2020‑5A, Class A1R, (3‑mo. CME Term SOFR + 1.42%), 6.84%, 07/20/34	USD	1,000	$997,518
Series 2021‑12A, Class B, (3‑mo. CME Term SOFR + 1.86%), 7.28%, 07/20/34		890	885,126
Series 2021‑12A, Class C, (3‑mo. CME Term SOFR + 2.11%), 7.53%, 07/20/34		500	494,892
AIMCO CLO Ltd., Series 2021‑14A, Class A, (3‑mo. CME Term SOFR + 1.25%), 6.67%, 04/20/34(a)(b)		3,000	2,993,234
Allegro CLO II‑S Ltd., Series 2014‑1RA, Class B, (3‑mo. CME Term SOFR + 2.41%), 7.82%, 10/21/28(a)(b)		500	499,567
Allegro CLO VI Ltd.(a)(b)
Series 2017‑2A, Class B, (3‑mo. CME Term SOFR + 1.76%), 7.16%, 01/17/31		360	356,362
Series 2017‑2A, Class C, (3‑mo. CME Term SOFR + 2.06%), 7.46%, 01/17/31		2,400	2,364,082
Anchorage Capital CLO Ltd.(a)(b)
Series 2013‑1A, Class BR, (3‑mo. CME Term SOFR + 2.41%), 7.81%, 10/13/30		1,000	1,001,224
Series 2014‑3RA, Class C, (3‑mo. CME Term SOFR + 2.11%), 7.50%, 01/28/31		1,000	988,720
Apidos CLO XV, Series 2013‑15A, Class DRR, (3-mo. CME Term SOFR + 2.96%), 8.38%, 04/20/31(a)(b)		1,000	985,379
Apidos CLO XX, Series 2015‑20A, Class BRR, (3-mo. CME Term SOFR + 2.21%), 7.61%, 07/16/31(a)(b)		1,000	996,543
Apidos CLO XXXIII, Series 2020‑33A, Class AR, (3‑mo. CME Term SOFR + 1.41%), 6.81%, 10/24/34(a)(b)		2,000	2,000,240
Apidos CLO XXXVII, Series 2021‑37A, Class A, (3‑mo. CME Term SOFR + 1.39%), 6.80%, 10/22/34(a)(b)		3,000	2,999,529
Ares XLVII CLO Ltd., Series 2018‑47A, Class D, (3‑mo. CME Term SOFR + 2.96%), 8.36%, 04/15/30(a)(b)		1,500	1,463,273
Ares XLVIII CLO Ltd., Series 2018‑48A, Class C, (3‑mo. CME Term SOFR + 2.06%), 7.48%, 07/20/30(a)(b)		500	492,278
Ares XXXVII CLO Ltd.(a)(b)
Series 2015‑4A, Class A3R, (3‑mo. CME Term SOFR + 1.76%), 7.16%, 10/15/30		1,000	999,118
Series 2015‑4A, Class BR, (3‑mo. CME Term SOFR + 2.06%), 7.46%, 10/15/30		1,750	1,735,343
Atlas Senior Loan Fund XII Ltd., Series 2018‑12A, Class A1, (3‑mo. CME Term SOFR + 1.44%), 6.84%, 10/24/31(a)(b)		398	397,263
Atrium XV, Series 15A, Class C, (3‑mo. CME Term SOFR + 2.46%), 7.87%, 01/23/31(a)(b)		250	250,438
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, (3‑mo. CME Term SOFR + 2.26%), 7.66%, 10/15/30(a)(b)		1,000	999,289
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class A1R, (3‑mo. CME Term SOFR + 1.29%), 6.69%, 01/17/32(a)(b)		1,900	1,899,059
Canyon CLO Ltd., Series 2020‑3A, Class C, (3‑mo. CME Term SOFR + 2.76%), 8.16%, 01/15/34(a)(b)		500	503,366
Carlyle CLO Ltd., Series C17A, Class BR, (3‑mo. CME Term SOFR + 2.11%), 7.50%, 04/30/31(a)(b)		1,000	993,504

Security		Par (000)	Value

Asset-Backed Securities (continued)
CarVal CLO I Ltd., Series 2018‑1A, Class D, (3‑mo. CME Term SOFR + 3.15%), 8.55%, 07/16/31(a)(b)	USD	500	$492,117
Cedar Funding XII CLO Ltd., Series 2020‑12A, Class A1R, (3‑mo. CME Term SOFR + 1.39%), 6.77%, 10/25/34(a)(b)		1,000	997,500
Cedar Funding XIV CLO Ltd., Series 2021‑14A, Class A, (3‑mo. CME Term SOFR + 1.36%), 6.76%, 07/15/33(a)(b)		2,000	1,998,000
CIFC Funding Ltd.(a)(b)
Series 2013‑2A, Class A3LR, (3‑mo. CME Term SOFR + 2.21%), 7.61%, 10/18/30		1,000	988,980
Series 2018‑1A, Class C, (3‑mo. CME Term SOFR + 2.01%), 7.41%, 04/18/31		1,000	987,756
Series 2018‑1A, Class D, (3‑mo. CME Term SOFR + 2.91%), 8.31%, 04/18/31		1,200	1,180,383
Series 2019‑2A, Class BR, (3‑mo. CME Term SOFR + 1.76%), 7.16%, 04/17/34		900	895,701
Series 2019‑5A, Class A2RS, (3‑mo. CME Term SOFR + 2.01%), 7.41%, 01/15/35		1,000	997,503
Series 2020‑2A, Class AR, (3‑mo. CME Term SOFR + 1.43%), 6.85%, 10/20/34		1,200	1,199,087
Series 2020‑3A, Class A1R, (3‑mo. CME Term SOFR + 1.39%), 6.81%, 10/20/34		1,000	998,739
Series 2021‑1A, Class A1, (3‑mo. CME Term SOFR + 1.37%), 6.75%, 04/25/33		1,500	1,500,999
Clover CLO LLC(a)(b)
Series 2018‑1A, Class A1R, (3‑mo. CME Term SOFR + 1.38%), 6.80%, 04/20/32		3,500	3,498,454
Series 2021‑1A, Class A, (3‑mo. CME Term SOFR + 1.36%), 6.77%, 04/22/34		2,000	2,001,517
Series 2021‑2A, Class B, (3‑mo. CME Term SOFR + 2.01%), 7.43%, 07/20/34		1,000	1,001,499
Clover CLO Ltd., Series 2019‑2A, Class AR, (3‑mo. CME Term SOFR + 1.36%), 6.74%, 10/25/33(a)(b)		1,000	995,798
Dryden CLO Ltd., Series 2020‑77A, Class AR, (3‑mo. CME Term SOFR + 1.38%), 6.75%, 05/20/34(a)(b)		3,500	3,498,007
Elmwood CLO 15 Ltd., Series 2022‑2A, Class A1, (3‑mo. CME Term SOFR + 1.34%), 6.75%, 04/22/35(a)(b)		1,200	1,196,820
Elmwood CLO II Ltd., Series 2019‑2A, Class AR, (3‑mo. CME Term SOFR + 1.41%), 6.83%, 04/20/34(a)(b)		2,000	1,999,466
Elmwood CLO V Ltd., Series 2022‑2A, Class AR, (3‑mo. CME Term SOFR + 1.41%), 6.83%, 10/20/34(a)(b)		1,000	1,000,934
Elmwood CLO VII Ltd., Series 2020‑4A, Class AR, (3‑mo. CME Term SOFR + 1.63%), 7.05%, 01/17/34(a)		2,000	2,000,543
Elmwood CLO VIII Ltd., Series 2021‑1A, Class A1, (3‑mo. CME Term SOFR + 1.50%), 6.92%, 01/20/34(a)(b)		2,000	1,996,752
Elmwood CLO XII Ltd., Series 2019‑2A, Class B, (3‑mo. CME Term SOFR + 1.96%), 7.38%, 01/20/35(a)(b)		2,000	1,999,024
Flatiron CLO Ltd., Series 2021‑1A, Class A1, (3‑mo. CME Term SOFR + 1.37%), 6.77%, 07/19/34(a)(b)		1,931	1,930,359
Galaxy XX CLO Ltd., Series 2015‑20A, Class D1R, (3‑mo. CME Term SOFR + 2.86%), 8.28%, 04/20/31(a)(b)		1,000	986,774

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Generate CLO Ltd.(a)(b)
Series 2A, Class CR, (3‑mo. CME Term SOFR + 2.11%), 7.52%, 01/22/31	USD	1,500	$1,498,974
Series 2A, Class DR, (3‑mo. CME Term SOFR + 2.86%), 8.27%, 01/22/31		1,800	1,764,082
Series 6A, Class DR, (3‑mo. CME Term SOFR + 1.46%), 6.87%, 01/22/35		2,500	2,497,265
Golub Capital Partners CLO Ltd.(a)(b)
Series 2019‑41A, Class AR, (3‑mo. CME Term SOFR + 1.58%), 7.00%, 01/20/34		1,000	999,384
Series 2020‑52A, Class A1, (3‑mo. CME Term SOFR + 1.70%), 7.12%, 01/20/34		2,000	2,011,725
Series 2021‑53A, Class B, (3‑mo. CME Term SOFR + 2.06%), 7.48%, 07/20/34		1,000	995,721
HalseyPoint CLO Ltd., Series 2021‑4A, Class A, (3‑mo. CME Term SOFR + 1.48%), 6.90%, 04/20/34(a)(b)		2,000	1,997,455
Highbridge Loan Management Ltd.(a)(b)
Series 12A‑18, Class B, (3‑mo. CME Term SOFR + 2.11%), 7.51%, 07/18/31		1,250	1,239,623
Series 4A‑2014, Class A2R, (3‑mo. CME Term SOFR + 1.76%), 7.15%, 01/28/30		650	649,299
HPS Loan Management Ltd., Series 6A‑2015, Class BR, (3‑mo. CME Term SOFR + 2.01%), 7.40%, 02/05/31(a)(b)		1,500	1,499,261
Long Point Park CLO Ltd., Series 2017‑1A, Class B, (3‑mo. CME Term SOFR + 1.96%), 7.36%, 01/17/30(a)(b)		1,000	987,868
Madison Park Funding L Ltd., Series 2021‑50A, Class A, (3‑mo. CME Term SOFR + 1.40%), 6.80%, 04/19/34(a)(b)		1,270	1,269,074
Madison Park Funding XIII Ltd., Series 2014‑13A, Class CR2, (3‑mo. CME Term SOFR + 2.16%), 7.56%, 04/19/30(a)(b)		1,000	999,515
Madison Park Funding XLVIII Ltd., Series 2021‑48A, Class A, (3‑mo. CME Term SOFR + 1.41%), 6.81%, 04/19/33(a)(b)		1,000	999,425
Madison Park Funding XXVII Ltd.(a)(b)
Series 2018‑27A, Class B, (3‑mo. CME Term SOFR + 2.06%), 7.48%, 04/20/30		1,000	990,731
Series 2018‑27A, Class C, (3‑mo. CME Term SOFR + 2.86%), 8.28%, 04/20/30		1,000	978,449
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3‑mo. CME Term SOFR + 1.38%), 6.78%, 07/17/34(a)(b)		1,070	1,068,857
Marble Point CLO XI Ltd., Series 2017‑2A, Class B, (3‑mo. CME Term SOFR + 1.76%), 7.16%, 12/18/30(a)(b)		1,000	986,259
MP CLO III Ltd., Series 2013‑1A, Class CR, (3‑mo. CME Term SOFR + 2.26%), 7.68%, 10/20/30(a)(b)		1,000	987,193
Neuberger Berman CLO XXII Ltd.(a)(b)
Series 2016‑22A, Class BR, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 10/17/30		400	399,647
Series 2016‑22A, Class CR, (3‑mo. CME Term SOFR + 2.46%), 7.86%, 10/17/30		1,000	997,536
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2017‑26A, Class C, (3‑mo. CME Term SOFR + 2.01%), 7.41%, 10/18/30		1,500	1,483,260
Series 2018‑27A, Class D, (3‑mo. CME Term SOFR + 2.86%), 8.26%, 01/15/30		1,000	981,911

Security		Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO Ltd.(a)(b) (continued)
Series 2019‑35A, Class A1, (3‑mo. CME Term SOFR + 1.60%), 7.00%, 01/19/33	USD	1,000	$1,001,292
Series 2021‑45A, Class A, (3‑mo. CME Term SOFR + 1.39%), 6.79%, 10/14/35		3,000	2,996,328
Series 2022‑47A, Class A, (3‑mo. CME Term SOFR + 1.30%), 6.69%, 04/14/35		1,000	998,339
OCP CLO Ltd.(a)(b)
Series 2014‑6A, Class BR, (3‑mo. CME Term SOFR + 2.41%), 7.81%, 10/17/30		500	499,792
Series 2016‑11A, Class BR, (3‑mo. CME Term SOFR + 2.71%), 8.09%, 10/26/30		1,500	1,502,569
Series 2017‑14A, Class B, (3‑mo. CME Term SOFR + 2.21%), 7.58%, 11/20/30		1,000	999,497
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class DR, (3‑mo. CME Term SOFR + 3.11%), 8.51%, 07/15/30(a)(b)		500	469,458
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (3‑mo. CME Term SOFR + 1.66%), 7.08%, 01/20/30(a)(b)		1,000	995,703
Octagon Investment Partners XVII Ltd.(a)(b)
Series 2013‑1A, Class BR2, (3‑mo. CME Term SOFR + 1.66%), 7.04%, 01/25/31		1,000	993,739
Series 2013‑1A, Class CR2, (3‑mo. CME Term SOFR + 1.96%), 7.34%, 01/25/31		1,000	980,338
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, (3‑mo. CME Term SOFR + 2.16%), 7.57%, 01/22/30(a)(b)		900	895,047
OHA Credit Funding Ltd.(a)(b)
Series 2019‑3A, Class AR, (3‑mo. CME Term SOFR + 1.40%), 6.82%, 07/02/35		1,750	1,751,226
Series 2020‑5A, Class A1, (3‑mo. CME Term SOFR + 1.43%), 6.83%, 04/18/33		1,000	1,001,529
Series 2020‑7A, Class AR, (3‑mo. CME Term SOFR + 1.30%), 6.70%, 02/24/37		1,250	1,250,170
Series 2021‑10A, Class A, (3‑mo. CME Term SOFR + 1.39%), 6.79%, 01/18/36		1,500	1,500,753
OHA Credit Partners XII Ltd., Series 2015‑12A, Class DR, (3‑mo. CME Term SOFR + 3.16%), 8.57%, 07/23/30(a)(b)		600	591,734
OHA Credit Partners XVI, Series 2021‑16A, Class A, (3‑mo. CME Term SOFR + 1.41%), 6.81%, 10/18/34(a)(b)		750	749,790
OZLM XXI Ltd., Series 2017‑21A, Class B, (3‑mo. CME Term SOFR + 2.16%), 7.58%, 01/20/31(a)(b)		1,800	1,799,128
Palmer Square CLO Ltd.(a)
Series 2015‑1A, Class A2R4, (3‑mo. CME Term SOFR + 1.96%), 7.33%, 05/21/34(b)		2,500	2,489,504
Series 2018‑1A, Class A2, (3‑mo. CME Term SOFR + 1.71%), 7.11%, 04/18/31(b)		1,500	1,497,631
Series 2019‑1A, Class CR, (3‑mo. CME Term SOFR + 3.31%), 8.69%, 11/14/34(b)		1,000	979,311
Series 2020-3ARR, Class A1R2, (3‑mo. CME Term SOFR + 1.65%), 7.02%, 11/15/36(c)		1,500	1,500,150
Series 2021‑2A, Class A, (3‑mo. CME Term SOFR + 1.41%), 6.81%, 07/15/34(b)		2,000	1,996,849
Series 2021‑4A, Class B, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 10/15/34(b)		1,250	1,246,025

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Regatta VI Funding Ltd., Series 2016‑1A, Class AR2, (3‑mo. CME Term SOFR + 1.42%), 6.84%, 04/20/34(a)(b)	USD	2,000	$1,997,809
Regatta VII Funding Ltd., Series 2016‑1A, Class DR2, (3‑mo. CME Term SOFR + 3.31%), 8.68%, 06/20/34(a)(b)		500	492,093
Regatta XV Funding Ltd., Series 2018‑4A, Class A2, (3‑mo. CME Term SOFR + 2.11%), 7.49%, 10/25/31(a)(b)		1,200	1,198,098
Regatta XVI Funding Ltd.(a)(b)
Series 2019‑2A, Class C, (3‑mo. CME Term SOFR + 2.96%), 8.36%, 01/15/33		1,000	1,000,020
Series 2019‑2A, Class D, (3‑mo. CME Term SOFR + 4.16%), 9.56%, 01/15/33		1,000	982,184
Regatta XVIII Funding Ltd., Series 2021‑1A, Class B, (3‑mo. CME Term SOFR + 1.71%), 7.11%, 01/15/34(a)(b)		1,000	994,226
Rockford Tower CLO Ltd.(a)(b)
Series 2017‑3A, Class A, (3‑mo. CME Term SOFR + 1.45%), 6.87%, 10/20/30		1,739	1,738,874
Series 2017‑3A, Class D, (3‑mo. CME Term SOFR + 2.91%), 8.33%, 10/20/30		1,000	971,491
RR Ltd., Series 2018‑5A, Class C, (3‑mo. CME Term SOFR + 3.36%), 8.76%, 10/15/31(a)(b)		650	635,833
Signal Peak CLO Ltd.(a)(b)
Series 2020‑8A, Class A, (3‑mo. CME Term SOFR + 1.53%), 6.95%, 04/20/33		6,000	5,989,261
Series 2020‑8A, Class B, (3‑mo. CME Term SOFR + 1.91%), 7.33%, 04/20/33		1,650	1,633,237
Sixth Street CLO XX Ltd., Series 2021‑20A, Class A1, (3‑mo. CME Term SOFR + 1.42%), 6.84%, 10/20/34(a)(b)		1,325	1,323,103
Sound Point CLO XXI Ltd., Series 2018‑3A, Class A1A, (3‑mo. CME Term SOFR + 1.44%), 6.82%, 10/26/31(a)(b)		1,400	1,398,486
Stewart Park CLO Ltd., Series 2015‑1A, Class DR, (3‑mo. CME Term SOFR + 2.86%), 8.26%, 01/15/30(a)(b)		1,500	1,417,830
Symphony CLO XXVIII Ltd., Series 2021‑28A, Class A, (3‑mo. CME Term SOFR + 1.40%), 6.81%, 10/23/34(a)(b)		1,900	1,896,348
Tiaa CLO III Ltd., Series 2017‑2A, Class A, (3‑mo. CME Term SOFR + 1.41%), 6.81%, 01/16/31(a)(b)		2,122	2,121,801
TICP CLO IX Ltd., Series 2017‑9A, Class A, (3‑mo. CME Term SOFR + 1.40%), 6.82%, 01/20/31(a)(b)		744	745,061
TICP CLO VI Ltd., Series 2016‑6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 6.78%, 01/15/34(a)(b)		2,000	1,996,532
TICP CLO X Ltd., Series 2018‑10A, Class B, (3‑mo. CME Term SOFR + 1.73%), 7.15%, 04/20/31(a)(b)		1,300	1,298,334
TICP CLO XII Ltd., Series 2018‑12A, Class BR, (3‑mo. CME Term SOFR + 1.91%), 7.31%, 07/15/34(a)(b)		1,000	994,325
TICP CLO XIV Ltd., Series 2019‑14A, Class A2R, (3‑mo. CME Term SOFR + 1.91%), 7.33%, 10/20/32(a)(b)		1,750	1,742,170
Trimaran CAVU Ltd.(a)(b)
Series 2021‑2A, Class B1, (3‑mo. CME Term SOFR + 2.01%), 7.39%, 10/25/34		1,500	1,483,238
Series 2022‑2A, Class A, (3‑mo. CME Term SOFR + 2.50%), 7.92%, 01/20/36		2,500	2,514,419

Security		Par (000)	Value

Asset-Backed Securities (continued)
Trimaran CAVU Ltd.(a)(b) (continued)
Series 2022‑2A, Class B1, (3‑mo. CME Term SOFR + 3.40%), 8.82%, 01/20/36	USD	1,500	$1,505,856
Whitebox CLO I Ltd., Series 2019‑1A, Class ANAR, (3‑mo. CME Term SOFR + 1.39%), 6.79%, 07/24/32(a)(b)		1,000	998,095
Whitebox CLO IV Ltd.(a)(b)
Series 2023‑4A, Class A1, (3‑mo. CME Term SOFR + 2.15%), 7.57%, 04/20/36		2,000	2,010,153
Series 2023‑4A, Class B1, (3‑mo. CME Term SOFR + 2.60%), 8.02%, 04/20/36		1,000	1,001,612

Total Asset-Backed Securities — 15.2% (Cost: $162,578,640)			164,686,964

		Shares

Common Stocks

Consumer Finance — 0.0%
Travelport Finance Luxembourg SARL		25	58,536

Health Care Providers & Services — 0.0%
Envision Healthcare Corp.(c)(d)		3,236	24,270

Media — 0.0%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $8,979)(c)(d)(e)		715	30,387

Total Common Stocks — 0.0% (Cost: $205,411)			113,193

		Par (000)

Corporate Bonds

Aerospace & Defense — 4.8%
Boeing Co., 5.15%, 05/01/30(f)	USD	6,775	6,897,024
Bombardier, Inc.(b)
7.13%, 06/15/26(f)		1,026	1,021,210
7.88%, 04/15/27(f)		676	676,119
7.50%, 02/01/29(f)		1,307	1,328,667
8.75%, 11/15/30		647	688,863
7.45%, 05/01/34		327	372,780
Embraer Netherlands Finance BV, 7.00%, 07/28/30(b)		565	590,363
F‑Brasile SpA/F‑Brasile U.S. LLC, Series XR, 7.38%, 08/15/26(b)(f)		1,000	977,355
General Dynamics Corp., 4.25%, 04/01/50(f)		1,260	1,168,689
Moog, Inc., 4.25%, 12/15/27(b)		320	302,162
Northrop Grumman Corp.(f)
4.03%, 10/15/47		2,400	2,054,678
5.25%, 05/01/50		3,050	3,139,394
Rolls-Royce PLC(b)
3.63%, 10/14/25		200	192,100
5.75%, 10/15/27		2,133	2,136,664
RTX Corp.
4.63%, 11/16/48		2,805	2,559,439
3.13%, 07/01/50(f)		3,545	2,496,503
6.40%, 03/15/54		1,100	1,273,449
Spirit AeroSystems, Inc.(b)
9.38%, 11/30/29(f)		712	779,123
9.75%, 11/15/30		717	770,756

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc.(b) 6.25%, 03/15/26	USD	15,488	$15,461,241
6.75%, 08/15/28		3,227	3,301,486
7.13%, 12/01/31		1,699	1,780,408
Triumph Group, Inc., 9.00%, 03/15/28(b)		1,628	1,731,126

			51,699,599

Air Freight & Logistics — 0.6%
FedEx Corp., 5.25%, 05/15/50(f)		6,000	5,971,707

Automobile Components — 1.1%
Clarios Global LP, 6.75%, 05/15/25(b)		631	636,553
Clarios Global LP/Clarios U.S. Finance Co. 4.38%, 05/15/26(g)	EUR	246	269,260
6.25%, 05/15/26(b)(f)	USD	2,043	2,045,652
8.50%, 05/15/27(b)(f)		7,045	7,069,559
6.75%, 05/15/28(b)(f)		1,200	1,224,258
Goodyear Tire & Rubber Co. 5.00%, 07/15/29(f)		207	195,579
5.63%, 04/30/33		53	47,508
SK On Co. Ltd., 5.38%, 05/11/26(g)		200	201,296

			11,689,665

Automobiles — 1.3%
Asbury Automotive Group, Inc. 4.50%, 03/01/28		221	209,895
5.00%, 02/15/32(b)		293	266,279
Ford Motor Co.(f) 3.25%, 02/12/32		171	142,221
6.10%, 08/19/32		3,129	3,154,129
General Motors Co.(f) 6.25%, 10/02/43		940	958,916
5.95%, 04/01/49		3,455	3,380,481
Hyundai Capital America 5.50%, 03/30/26(g)		200	201,038
2.38%, 10/15/27(g)		200	180,130
(1‑day SOFR + 1.32%), 6.71%, 11/03/25(a)		200	200,346
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27(g)		500	471,723
LCM Investments Holdings II LLC(b) 4.88%, 05/01/29		535	496,969
8.25%, 08/01/31		370	386,171
Nissan Motor Acceptance Co. LLC 6.95%, 09/15/26(b)(f)		3,265	3,372,676
6.95%, 09/15/26		75	77,474
7.05%, 09/15/28		150	158,254
Nissan Motor Co. Ltd., 4.81%, 09/17/30		200	186,981
TML Holdings Pte. Ltd., 4.35%, 06/09/26(g)		200	189,813

			14,033,496

Banks — 8.9%
ABQ Finance Ltd., 3.13%, 09/24/24(g)		200	196,000
Abu Dhabi Commercial Bank PJSC, 3.50%, 03/31/27(g)		212	201,135
Agricultural Bank of China Ltd./New York, 1.25%, 01/19/26(g)		200	186,304
Australia & New Zealand Banking Group Ltd., (5-year CMT + 1.70%), 2.57%, 11/25/35(a)(b)(f)		5,445	4,391,320
Bangkok Bank PCL/Hong Kong 4.45%, 09/19/28(g)		200	196,178
(5‑year CMT + 1.90%), 3.73%, 09/25/34(a)(g)		200	177,052
(5‑year CMT + 4.73%), 5.00%(a)		222	213,675
Bank Mandiri Persero Tbk PT, 5.50%, 04/04/26(f)(g)		200	200,563

Security		Par (000)	Value

Banks (continued)
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(g)	USD	200	$190,200
Bank of America Corp.(a)
(1‑day SOFR + 1.83%), 4.57%, 04/27/33(f)		9,380	8,940,844
(1‑day SOFR + 1.99%), 6.20%, 11/10/28		3,090	3,223,305
Bank of China Ltd./London, 0.97%, 11/02/24(g)		200	193,208
Bank of China Ltd./Luxembourg, 1.40%, 04/28/26(g)		200	185,336
Barclays PLC, (3‑mo. LIBOR US + 1.90%), 4.97%, 05/16/29(a)(f)		3,220	3,160,976
China CITIC Bank International Ltd., (5‑year CMT + 1.65%), 6.00%, 12/05/33(a)		250	256,310
China Construction Bank Corp., (5‑year CMT + 2.15%), 2.45%, 06/24/30(a)(g)		200	191,302
Citigroup, Inc.(f) 6.68%, 09/13/43		4,125	4,627,915
(1‑day SOFR + 2.66%), 6.17%, 05/25/34(a)		2,740	2,835,284
Deutsche Bank AG/New York(a)
(1‑day SOFR + 1.87%), 2.13%, 11/24/26(f)		3,260	3,055,658
(1‑day SOFR + 2.51%), 6.82%, 11/20/29		3,975	4,185,057
Freedom Mortgage Corp. 12.00%, 10/01/28(b)		147	160,543
12.25%, 10/01/30		147	161,370
Goldman Sachs Group, Inc., (1‑day SOFR + 1.85%), 3.62%, 03/15/28(a)(f)		1,830	1,755,218
Industrial & Commercial Bank of China Ltd./Hong Kong, 2.95%, 06/01/25(g)		200	194,378
Industrial & Commercial Bank of China Macau Ltd., (5‑year CMT + 1.65%), 2.88%, 09/12/29(a)(g)		200	196,313
Intesa Sanpaolo SpA, 5.71%, 01/15/26(b)		9,840	9,790,684
JPMorgan Chase & Co., (1‑day SOFR + 2.58%), 5.72%, 09/14/33(a)(f)		11,000	11,381,696
Kasikornbank PCL/Hong Kong, (5‑year CMT + 1.70%), 3.34%, 10/02/31(a)(g)		468	430,607
KB Kookmin Card Co. Ltd., 4.00%, 06/09/25(g)		200	196,144
Macquarie Bank Ltd., 6.80%, 01/18/33(b)(f)		5,110	5,431,598
NongHyup Bank, 4.00%, 01/06/26(g)		200	196,162
QNB Finance Ltd., 2.63%, 05/12/25(g)		200	192,500
Shinhan Financial Group Co. Ltd., 1.35%, 01/10/26(g)		200	185,710
SNB Funding Ltd., 2.75%, 10/02/24(g)		200	194,750
State Street Corp., (1‑day SOFR + 1.72%), 5.82%, 11/04/28(a)(f)		2,925	3,035,033
Truist Financial Corp., (1‑day SOFR + 2.05%), 6.05%, 06/08/27(a)(f)		9,310	9,473,977
UBS Group AG, (1‑year CMT + 1.55%), 4.49%, 05/12/26(a)(b)		2,585	2,545,674
UniCredit SpA, (5‑year CMT + 4.75%), 5.46%, 06/30/35(a)(b)		6,135	5,769,831
United Overseas Bank Ltd., 1.25%, 04/14/26(g)		200	184,846
Wells Fargo & Co.(f) 5.61%, 01/15/44		4,119	4,100,187
(1‑day SOFR + 1.51%), 3.53%, 03/24/28(a)		4,075	3,887,625

			96,272,468

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		6,170	6,048,089
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49(f)		5,000	5,373,054

			11,421,143

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology — 0.6%
Baxalta, Inc., 5.25%, 06/23/45(f)	USD	6,000	$5,976,872

Broadline Retail — 0.1%
Alibaba Group Holding Ltd. 3.60%, 11/28/24		200	196,300
2.70%, 02/09/41		200	136,230
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)		222	213,330

			545,860

Building Products — 1.0%
Advanced Drainage Systems, Inc.(b) 5.00%, 09/30/27		173	166,945
6.38%, 06/15/30		724	729,425
Beacon Roofing Supply, Inc.(b) 4.13%, 05/15/29		86	78,402
6.50%, 08/01/30		373	381,382
GYP Holdings III Corp., 4.63%, 05/01/29(b)		350	319,516
Lowe’s Cos., Inc., 5.63%, 04/15/53(f)		4,345	4,555,409
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		113	110,826
SRS Distribution, Inc.(b) 4.63%, 07/01/28		904	857,621
6.13%, 07/01/29(f)		1,062	1,006,808
6.00%, 12/01/29(f)		1,003	935,204
White Cap Buyer LLC, 6.88%, 10/15/28(b)(f)		2,121	2,053,153
White Cap Parent LLC, (8.25% Cash or 9.00% PIK), 8.25%, 03/15/26(b)(f)(h)		92	91,573

			11,286,264

Capital Markets — 0.5%
Aretec Group, Inc., 10.00%, 08/15/30(b)		140	148,771
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)(f)		447	422,246
Huarong Finance II Co. Ltd., 4.63%, 06/03/26(g)		200	189,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25%, 05/15/26		788	751,839
5.25%, 05/15/27(f)		2,860	2,568,921
9.75%, 01/15/29		426	434,605
4.38%, 02/01/29(f)		374	312,312
Korea Investment & Securities Co. Ltd., 6.88%, 11/06/26		200	204,246

			5,032,690

Chemicals — 2.6%
Ashland LLC, 3.38%, 09/01/31(b)		80	68,953
Avient Corp., 7.13%, 08/01/30(b)(f)		180	187,247
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(b)		384	402,714
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		940	843,583
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)		597	580,151
Bluestar Finance Holdings Ltd., 3.38%, 07/16/24(g)		200	197,358
Chemours Co.(b) 5.75%, 11/15/28		293	279,084
4.63%, 11/15/29		261	229,146
CNAC HK Finbridge Co. Ltd., 2.00%, 09/22/25(g)		300	283,236
DuPont de Nemours, Inc., 5.42%, 11/15/48(f)		7,500	7,794,492
Element Solutions, Inc., 3.88%, 09/01/28(b)		3,039	2,797,815
GC Treasury Center Co. Ltd., 2.98%, 03/18/31(g)		200	168,082
Herens Holdco SARL, 4.75%, 05/15/28(b)		200	164,077

Security		Par (000)	Value

Chemicals (continued)
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)(f)	USD	445	$425,509
Ingevity Corp., 3.88%, 11/01/28(b)		100	89,553
LG Chem Ltd., 2.38%, 07/07/31(g)		200	165,666
LYB Finance Co. BV, 8.10%, 03/15/27(b)		6,000	6,459,175
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		113	112,012
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(b)		1,466	1,556,002
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(b)(f)		480	460,767
Scotts Miracle‑Gro Co. 4.50%, 10/15/29		45	39,983
4.00%, 04/01/31		250	212,101
4.38%, 02/01/32		187	158,019
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(b)		1,061	920,418
UPL Corp. Ltd., (5‑year CMT + 3.87%), 5.25%(a)(g)(i)		500	376,895
WR Grace Holdings LLC(b) 4.88%, 06/15/27		224	215,511
5.63%, 08/15/29(f)		2,281	2,007,182
7.38%, 03/01/31		373	373,114

			27,567,845

Commercial Services & Supplies — 2.6%
ADT Security Corp.(b) 4.13%, 08/01/29		91	83,549
4.88%, 07/15/32		518	479,145
AerCap Global Aviation Trust, (3‑mo. CME Term SOFR + 4.56%), 6.50%, 06/15/45(a)(b)		5,000	5,007,450
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b) 6.63%, 07/15/26(f)		5,356	5,327,875
9.75%, 07/15/27(f)		3,786	3,709,889
6.00%, 06/01/29		200	163,059
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(b)		2,588	2,359,698
APX Group, Inc., 5.75%, 07/15/29(b)		555	517,401
Fortress Transportation and Infrastructure Investors LLC 6.50%, 10/01/25(b)		1,040	1,036,670
9.75%, 08/01/27(b)		511	531,440
5.50%, 05/01/28(b)(f)		1,306	1,255,907
7.88%, 12/01/30		915	953,229
Garda World Security Corp.(b) 4.63%, 02/15/27		194	187,053
9.50%, 11/01/27		165	166,345
7.75%, 02/15/28		860	889,764
6.00%, 06/01/29		37	33,166
Herc Holdings, Inc., 5.50%, 07/15/27(b)(f)		1,181	1,166,021
Metis Merger Sub LLC, 6.50%, 05/15/29(b)		310	280,342
Neptune Bidco U.S., Inc., 9.29%, 04/15/29(b)		258	240,584
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		356	329,154
Prime Security Services Borrower LLC/Prime Finance, Inc.(b) 5.75%, 04/15/26		144	144,780
6.25%, 01/15/28(f)		879	873,874
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)(f)		882	762,806
Williams Scotsman, Inc. 6.13%, 06/15/25(b)		823	824,621

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Williams Scotsman, Inc. (continued) 4.63%, 08/15/28(b)	USD	269	$254,078
7.38%, 10/01/31		589	617,718

			28,195,618

Communications Equipment — 0.3%
CommScope Technologies LLC, 6.00%, 06/15/25(b)(f)		369	300,735
CommScope, Inc., 4.75%, 09/01/29(b)		417	279,976
Viasat, Inc. 5.63%, 09/15/25(b)		996	971,139
5.63%, 04/15/27(b)(f)		821	794,318
7.50%, 05/30/31		74	58,090
Viavi Solutions, Inc., 3.75%, 10/01/29(b)		412	360,681

			2,764,939

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 10.38%, 08/01/30		2,257	2,386,845
Dycom Industries, Inc., 4.50%, 04/15/29(b)		26	24,126
Pike Corp., 8.63%, 01/31/31(b)		126	132,406
Signature Aviation U.S. Holdings, Inc., 4.00%, 03/01/28(b)		541	493,663
Summit Digitel Infrastructure Ltd., 2.88%, 08/12/31(g)		200	164,078

			3,201,118

Construction Materials — 1.1%
American Builders & Contractors Supply Co., Inc., Series A, 3.88%, 11/15/29(b)		24	21,395
BCPE Empire Holdings, Inc., 7.63%, 05/01/27(b)		568	547,703
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28(b)		336	341,050
Emerald Debt Merger Sub LLC(b) 6.38%, 12/15/30	EUR	240	282,978
6.63%, 12/15/30	USD	4,342	4,434,789
H&E Equipment Services, Inc., 3.88%, 12/15/28(b)		132	120,030
Jeld‑Wen, Inc., 4.63%, 12/15/25(b)		328	317,340
Masonite International Corp., 5.38%, 02/01/28(b)(f)		235	225,600
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28(b)		163	155,487
Resideo Funding, Inc., 4.00%, 09/01/29(b)		97	84,632
Ritchie Bros Holdings, Inc., 6.75%, 03/15/28(b)		117	120,460
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/28(b)(f)		1,146	1,128,328
8.88%, 11/15/31		1,013	1,064,841
Standard Industries, Inc./New Jersey 2.25%, 11/21/26(g)	EUR	156	162,314
5.00%, 02/15/27(b)	USD	412	401,674
4.75%, 01/15/28(b)		26	25,030
4.38%, 07/15/30(b)(f)		1,443	1,325,234
3.38%, 01/15/31(b)		393	338,086
Summit Materials LLC/Summit Materials Finance Corp.(b) 5.25%, 01/15/29		90	87,075
7.25%, 01/15/31		659	694,391

			11,878,437

Consumer Finance — 2.6%
Block, Inc.(f) 2.75%, 06/01/26		1,181	1,113,718
3.50%, 06/01/31		2,098	1,862,921
Bread Financial Holdings, Inc., 9.75%, 03/15/29(b)		198	205,262

Security		Par (000)	Value

Consumer Finance (continued)
Capital One Financial Corp., (1‑day SOFR + 2.64%), 6.31%, 06/08/29(a)(f)	USD	6,980	$7,160,852
Ford Motor Credit Co. LLC 7.35%, 03/06/30		417	447,983
7.20%, 06/10/30		821	874,403
Global Payments, Inc., 5.95%, 08/15/52(f)		4,547	4,633,203
GTCR W‑2 Merger Sub LLC, 7.50%, 01/15/31(b)		1,869	1,975,014
Navient Corp. 5.50%, 03/15/29(f)		480	442,628
9.38%, 07/25/30		414	433,738
OneMain Finance Corp. 6.88%, 03/15/25		112	113,375
7.13%, 03/15/26(f)		781	795,674
6.63%, 01/15/28		295	297,814
9.00%, 01/15/29(f)		573	605,792
5.38%, 11/15/29(f)		1,233	1,154,579
7.88%, 03/15/30		552	568,213
4.00%, 09/15/30		141	120,662
Sabre GLBL, Inc., 8.63%, 06/01/27		562	511,431
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		788	766,259
Shinhan Card Co. Ltd., 1.38%, 10/19/25(g)		200	186,640
SLM Corp., 3.13%, 11/02/26		347	323,555
Verscend Escrow Corp., 9.75%, 08/15/26(b)		3,791	3,817,643

			28,411,359

Consumer Staples Distribution & Retail — 2.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b) 3.25%, 03/15/26		1,147	1,082,201
4.63%, 01/15/27		1,961	1,906,489
5.88%, 02/15/28		928	928,623
6.50%, 02/15/28		237	239,832
3.50%, 03/15/29		158	143,461
4.88%, 02/15/30(f)		387	370,485
CK Hutchison International 21 Ltd., 2.50%, 04/15/31(f)(g)		200	171,208
General Mills, Inc.(f) 5.24%, 11/18/25		935	933,132
4.20%, 04/17/28		620	611,415
Kraft Heinz Foods Co. 4.25%, 03/01/31		68	66,610
5.00%, 07/15/35		214	215,119
7.13%, 08/01/39(b)(f)		4,415	5,230,199
4.63%, 10/01/39		100	92,952
5.00%, 06/04/42		12	11,559
4.38%, 06/01/46		158	137,901
5.50%, 06/01/50(f)		2,825	2,911,750
Lamb Weston Holdings, Inc.(b) 4.88%, 05/15/28		460	449,878
4.13%, 01/31/30(f)		515	474,794
4.38%, 01/31/32(f)		643	586,592
Performance Food Group, Inc., 4.25%, 08/01/29(b)		984	902,518
Post Holdings, Inc.(b) 4.63%, 04/15/30(f)		434	399,212
4.50%, 09/15/31		72	64,523
U.S. Foods, Inc.(b) 6.88%, 09/15/28		280	288,221
4.75%, 02/15/29		595	565,098
4.63%, 06/01/30		67	62,441
7.25%, 01/15/32(f)		338	352,437
United Natural Foods, Inc., 6.75%, 10/15/28(b)		53	42,906

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Staples Distribution & Retail (continued)
Walgreens Boots Alliance, Inc. 3.20%, 04/15/30	USD	52	$45,774
4.80%, 11/18/44		134	111,646
4.10%, 04/15/50		200	145,234
Walmart, Inc., 5.25%, 09/01/35(f)		5,150	5,626,485

			25,170,695

Containers & Packaging — 1.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(b) 6.00%, 06/15/27		509	507,177
3.25%, 09/01/28		200	174,965
4.00%, 09/01/29(f)		2,000	1,692,953
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 04/30/25(b)		800	778,017
2.13%, 08/15/26(g)	EUR	304	298,395
4.13%, 08/15/26(b)	USD	300	273,750
5.25%, 08/15/27(b)		200	155,373
Ball Corp. 5.25%, 07/01/25		30	29,963
6.00%, 06/15/29(f)		290	296,140
3.13%, 09/15/31(f)		234	201,752
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25(b)		228	216,743
Clydesdale Acquisition Holdings, Inc.(b) 6.63%, 04/15/29		250	245,892
8.75%, 04/15/30		1,046	975,256
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		224	217,280
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		355	351,626
LABL, Inc.(b) 5.88%, 11/01/28		418	378,718
9.50%, 11/01/28		710	717,100
Mauser Packaging Solutions Holding Co.(b) 7.88%, 08/15/26(f)		4,571	4,651,820
9.25%, 04/15/27		102	100,119
OI European Group BV, 6.25%, 05/15/28	EUR	175	202,078
Owens-Brockway Glass Container, Inc.(b) 6.63%, 05/13/27	USD	59	59,007
7.25%, 05/15/31(f)		264	267,667
Sealed Air Corp.(b) 4.00%, 12/01/27		109	102,304
5.00%, 04/15/29		86	83,163
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28(b)		250	252,153
Trivium Packaging Finance BV(b) 5.50%, 08/15/26		1,000	981,109
8.50%, 08/15/27		200	196,100

			14,406,620

Diversified Consumer Services — 0.2%
Service Corp. International 5.13%, 06/01/29		468	458,640
3.38%, 08/15/30(f)		1,318	1,149,423
4.00%, 05/15/31		364	325,962

			1,934,025

Diversified REITs — 1.9%
American Tower Corp., 3.60%, 01/15/28(f)		4,000	3,809,959
Crown Castle, Inc.(f) 3.65%, 09/01/27		8,000	7,604,710
4.15%, 07/01/50		820	661,461

Security		Par (000)	Value

Diversified REITs (continued)
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)	USD	197	$164,616
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		725	612,083
HAT Holdings I LLC/HAT Holdings II LLC, 8.00%, 06/15/27		158	164,532
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		534	489,132
SBA Communications Corp. 3.13%, 02/01/29(f)		3,003	2,698,186
3.88%, 02/15/27		30	28,809
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		1,316	1,334,167
VICI Properties LP, 5.13%, 05/15/32(f)		3,155	3,075,505

			20,643,160

Diversified Telecommunication Services — 7.2%
AT&T, Inc. 4.65%, 06/01/44		28	24,924
4.35%, 06/15/45		95	82,015
3.50%, 09/15/53(f)		15,960	11,582,285
Cablevision Lightpath LLC(b) 3.88%, 09/15/27		368	323,158
5.63%, 09/15/28		540	425,579
Frontier Communications Holdings LLC(b) 5.88%, 10/15/27		68	65,695
5.00%, 05/01/28		640	591,473
8.75%, 05/15/30		3,163	3,253,806
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(g)		200	190,016
Iliad Holding SASU(b) 6.50%, 10/15/26		1,490	1,487,085
7.00%, 10/15/28		935	930,408
Level 3 Financing, Inc. 3.40%, 03/01/27		1,069	1,026,240
4.63%, 09/15/27		1,727	1,036,200
3.63%, 01/15/29		183	93,330
10.50%, 05/15/30		2,491	2,415,485
Level 3 New Money TSA, 11.00%, 11/15/29(j)		1,204	1,203,850
Lumen Technologies, Inc., 4.00%, 02/15/27		871	562,117
Network i2i Ltd., (5‑year CMT + 4.27%), 5.65%(a)(g)(i)		695	683,272
Sprint Capital Corp.(f) 6.88%, 11/15/28		3,063	3,318,855
8.75%, 03/15/32		2,041	2,519,131
Telecom Italia Capital SA 6.38%, 11/15/33		393	384,396
6.00%, 09/30/34		895	849,962
7.20%, 07/18/36		80	80,306
7.72%, 06/04/38		117	119,146
Telecom Italia SpA/Milano, 5.30%, 05/30/24(b)		1,062	1,057,060
Telefonica Emisiones SA, 5.21%, 03/08/47(f)		5,000	4,632,770
Verizon Communications, Inc.(f) 6.40%, 09/15/33		9,475	10,519,311
6.55%, 09/15/43		13,225	15,213,967
5.01%, 04/15/49		6,998	7,005,049
Zayo Group Holdings, Inc.(b)(f) 4.00%, 03/01/27		7,103	5,695,005
6.13%, 03/01/28		1,263	927,623

			78,299,519

Electric Utilities — 5.0%
Abu Dhabi National Energy Co. PJSC, 4.38%, 04/23/25(g)		200	197,516

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
China Huaneng Group Hong Kong Treasury Management Holding Ltd., 1.60%, 01/20/26(g)	USD	200	$187,378
Edison International, Series A, (5‑year CMT + 4.70%), 5.38%(a)(i)		6,851	6,479,668
Emera, Inc., Series 16‑A, (3‑mo. LIBOR US + 5.44%), 6.75%, 06/15/76(a)		7,500	7,344,145
FirstEnergy Corp., 2.65%, 03/01/30		73	63,067
Korea Western Power Co. Ltd., 4.13%, 06/28/25(g)		200	197,030
LLPL Capital Pte Ltd., 6.88%, 02/04/39(g)		161	154,584
Minejesa Capital BV, 4.63%, 08/10/30(g)		200	189,560
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		558	517,531
NextEra Energy Capital Holdings, Inc., (3‑mo. LIBOR US + 2.41%), 4.80%, 12/01/77(a)(f)		5,000	4,311,957
NextEra Energy Operating Partners LP
4.25%, 07/15/24(b)		712	703,920
4.25%, 09/15/24(b)		26	25,155
3.88%, 10/15/26(b)		92	87,595
7.25%, 01/15/29		239	250,211
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42(f)		2,750	2,936,449
Pacific Gas and Electric Co.
6.95%, 03/15/34		1,450	1,592,694
4.20%, 06/01/41(f)		2,310	1,843,184
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		542	512,656
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 3.00%, 06/30/30(g)		350	310,953
PG&E Corp.
4.25%, 12/01/27		1,224	1,282,752
5.25%, 07/01/30		226	217,987
Progress Energy, Inc., 7.00%, 10/30/31(f)		12,000	13,538,298
Sempra, (5‑year CMT + 4.55%), 4.88%(a)(i)		4,375	4,279,899
Southern California Edison Co., 5.88%, 12/01/53(f)		4,000	4,300,331
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(g)		200	182,750
State Grid Overseas Investment BVI Ltd.(g)
1.00%, 08/05/25		200	187,788
3.50%, 05/04/27		200	193,572
Talen Energy Supply LLC, 8.63%, 06/01/30(b)		202	214,632
Three Gorges Finance I Cayman Islands Ltd.,
3.15%, 06/02/26(g)		200	192,882
TransAlta Corp., 7.75%, 11/15/29		165	175,244
Vistra Operations Co. LLC(b)
5.50%, 09/01/26		23	22,708
5.63%, 02/15/27		812	800,952
5.00%, 07/31/27		23	22,393
7.75%, 10/15/31		718	745,707

			54,263,148

Electrical Equipment(b) — 0.4%
Regal Rexnord Corp.
6.05%, 04/15/28		940	951,540
6.30%, 02/15/30		350	359,069
6.40%, 04/15/33		510	531,557
WESCO Distribution, Inc.
7.13%, 06/15/25		1,485	1,495,843
7.25%, 06/15/28(f)		1,384	1,422,510

			4,760,519

Electronic Equipment, Instruments & Components(b) — 0.4%
Coherent Corp., 5.00%, 12/15/29(f)		687	652,482
Imola Merger Corp., 4.75%, 05/15/29		573	544,410

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Sensata Technologies BV, 4.00%, 04/15/29	USD	207	$192,368
Sensata Technologies, Inc.
4.38%, 02/15/30		2,150	1,994,044
3.75%, 02/15/31		416	366,384

			3,749,688

Energy Equipment & Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		1,295	1,298,238
6.25%, 04/01/28		98	96,530
Borr IHC Ltd./Borr Finance
10.00%, 11/15/28		452	472,354
10.38%, 11/15/30		272	280,585
Oceaneering International, Inc., 6.00%, 02/01/28(b)		101	97,897
Seadrill Finance Ltd., 8.38%, 08/01/30		222	231,619
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		927	923,090
6.88%, 09/01/27		666	658,106
Weatherford International Ltd.(b)
6.50%, 09/15/28		92	95,203
8.63%, 04/30/30(f)		897	936,521

			5,090,143

Entertainment(b) — 0.3%
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29		388	290,263
Live Nation Entertainment, Inc.
4.88%, 11/01/24		136	134,775
5.63%, 03/15/26		25	24,771
6.50%, 05/15/27(f)		2,284	2,324,020
4.75%, 10/15/27(f)		711	681,732
3.75%, 01/15/28(f)		155	144,552

			3,600,113

Environmental, Maintenance & Security Service — 0.8%
Clean Harbors, Inc.(b)
5.13%, 07/15/29		1,142	1,091,595
6.38%, 02/01/31		168	170,697
Covanta Holding Corp.
4.88%, 12/01/29(b)		142	124,064
5.00%, 09/01/30		282	240,027
GFL Environmental, Inc.(b)
4.25%, 06/01/25		26	25,616
3.75%, 08/01/25		443	432,637
5.13%, 12/15/26(f)		2,367	2,341,915
4.00%, 08/01/28		36	33,278
3.50%, 09/01/28		376	347,447
4.75%, 06/15/29(f)		558	525,614
4.38%, 08/15/29		508	468,825
6.75%, 01/15/31		958	987,009
Tervita Corp., 11.00%, 12/01/25(b)		182	191,100
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		1,975	1,900,937

			8,880,761

Financial Services — 0.9%
BOC Aviation Ltd., 1.75%, 01/21/26(g)		200	186,830
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(b)		50	46,808
China Cinda 2020 I Management Ltd.(g)
3.25%, 01/28/27		200	188,046
3.00%, 03/18/27		200	186,034

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
CMB International Leasing Management Ltd., 1.88%, 08/12/25(g)	USD	200	$189,284
GGAM Finance Ltd.(b) 7.75%, 05/15/26		66	66,990
8.00%, 02/15/27		627	642,700
8.00%, 06/15/28		202	208,989
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(h)		338	317,976
ICBCIL Finance Co. Ltd., 1.75%, 08/25/25(g)		200	189,114
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28(b)		475	425,163
JIC Zhixin Ltd., 3.50%, 11/24/27(g)		200	190,878
Kodit Global Co. Ltd., Series 2023, Class 1, 4.95%, 05/25/26(g)		200	199,578
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29		259	270,713
MGIC Investment Corp., 5.25%, 08/15/28		337	328,042
Nationstar Mortgage Holdings, Inc.(b)
5.00%, 02/01/26		2,358	2,306,025
6.00%, 01/15/27		524	520,070
5.13%, 12/15/30		85	76,851
5.75%, 11/15/31		436	406,530
PennyMac Financial Services, Inc., 7.88%, 12/15/29		401	412,776
Power Finance Corp. Ltd., 3.75%, 12/06/27(g)		200	189,492
Rocket Mortgage LLC/Rocket Mortgage Co‑Issuer, Inc.(b)
2.88%, 10/15/26		1,095	1,010,137
3.88%, 03/01/31		545	479,325
4.00%, 10/15/33		116	98,545
Shriram Finance Ltd., 4.40%, 03/13/24(g)		500	495,500
Sumitomo Mitsui Finance & Leasing Co. Ltd., 5.35%, 04/25/28(g)		200	201,984

			9,834,380

Food Products — 0.4%
Aramark International Finance SARL, 3.13%, 04/01/25(g)	EUR	200	218,905
Aramark Services, Inc., 5.00%, 02/01/28(b)(f)	USD	686	665,447
B&G Foods, Inc., 8.00%, 09/15/28		162	170,107
Chobani LLC/Chobani Finance Corp., Inc.(b) 7.50%, 04/15/25(f)		1,701	1,692,495
4.63%, 11/15/28		675	630,997
Darling Global Finance BV, 3.63%, 05/15/26(g)	EUR	100	108,918
Darling Ingredients, Inc., 6.00%, 06/15/30(b)(f)	USD	714	714,528
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)		275	237,924

			4,439,321

Gas Utilities(b) — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28		453	467,803
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		237	214,861

			682,664

Ground Transportation — 2.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.00%, 02/15/31(b)		331	330,545
BNSF Funding Trust I, (3‑mo. LIBOR US + 2.35%), 6.61%, 12/15/55(a)(f)		6,125	5,964,298
CSX Corp., 3.80%, 04/15/50(f)		770	627,677
GN Bondco LLC, 9.50%, 10/15/31		521	508,647
Norfolk Southern Corp., 6.00%, 03/15/2105		12,700	11,817,743

Security		Par (000)	Value

Ground Transportation (continued)
RXO, Inc., 7.50%, 11/15/27(b)	USD	105	$108,345
SF Holding Investment 2021 Ltd., 2.38%, 11/17/26(g)		200	185,370
Uber Technologies, Inc.(b) 8.00%, 11/01/26		514	523,535
7.50%, 09/15/27(f)		1,023	1,059,450
6.25%, 01/15/28		2,161	2,166,419
4.50%, 08/15/29(f)		1,062	1,013,113

			24,305,142

Health Care Equipment & Supplies — 0.9%
Avantor Funding, Inc. 2.63%, 11/01/25(g)	EUR	300	323,488
4.63%, 07/15/28(b)(f)	USD	2,191	2,117,560
3.88%, 11/01/29(b)		395	358,707
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(b)		2,264	2,388,384
Garden Spinco Corp., 8.63%, 07/20/30(b)		328	350,349
Medline Borrower LP(b) 3.88%, 04/01/29		362	327,300
5.25%, 10/01/29(f)		3,139	2,958,747
Medtronic, Inc., 4.63%, 03/15/45(f)		647	628,674
Teleflex, Inc. 4.63%, 11/15/27		70	68,044
4.25%, 06/01/28(b)(f)		637	603,739

			10,124,992

Health Care Providers & Services — 4.1%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)		52	49,920
Aetna, Inc., 3.88%, 08/15/47(f)		3,500	2,736,450
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		609	530,027
Catalent Pharma Solutions, Inc.(b) 5.00%, 07/15/27		900	869,555
3.13%, 02/15/29		133	116,391
3.50%, 04/01/30		408	354,935
Charles River Laboratories International, Inc.(b) 4.25%, 05/01/28		324	308,405
4.00%, 03/15/31		68	61,430
CHS/Community Health Systems, Inc.(b) 6.00%, 01/15/29		1,469	1,322,291
5.25%, 05/15/30(f)		993	830,492
4.75%, 02/15/31(f)		791	621,833
Elevance Health, Inc., 4.55%, 03/01/48(f)		5,000	4,553,653
Encompass Health Corp. 4.50%, 02/01/28		35	33,487
4.75%, 02/01/30(f)		795	748,676
4.63%, 04/01/31		409	376,355
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)(f)		289	296,795
HCA, Inc. 5.38%, 09/01/26		359	360,648
5.63%, 09/01/28(f)		833	852,465
5.25%, 06/15/49(f)		3,500	3,253,478
HealthEquity, Inc., 4.50%, 10/01/29(b)		1,134	1,052,929
IQVIA, Inc.(b) 5.00%, 10/15/26		554	548,707
5.00%, 05/15/27(f)		592	581,016
6.50%, 05/15/30		314	321,884
Legacy LifePoint Health LLC, 4.38%, 02/15/27(b)		509	469,929
LifePoint Health, Inc. 9.88%, 08/15/30(f)		452	456,787
11.00%, 10/15/30		607	639,263
ModivCare, Inc., 5.88%, 11/15/25(b)(f)		536	529,300
Molina Healthcare, Inc.(b) 4.38%, 06/15/28(f)		659	623,268
3.88%, 11/15/30		491	441,361

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Molina Healthcare, Inc.(b) (continued) 3.88%, 05/15/32(f)	USD	198	$173,005
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		69	67,275
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		128	126,986
Star Parent, Inc., 9.00%, 10/01/30		1,128	1,188,746
Surgery Center Holdings, Inc.(b)(f) 6.75%, 07/01/25		188	187,295
10.00%, 04/15/27		524	529,240
Tenet Healthcare Corp. 4.88%, 01/01/26(f)		1,918	1,896,388
6.25%, 02/01/27		127	127,622
5.13%, 11/01/27		427	417,414
6.13%, 10/01/28		239	238,324
6.13%, 06/15/30		243	245,694
6.75%, 05/15/31(b)		3,342	3,415,691
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)		10,000	12,076,077

			44,631,487

Health Care REITs — 0.1%
MPT Operating Partnership LP/MPT Finance Corp. 2.50%, 03/24/26	GBP	100	103,384
4.63%, 08/01/29(f)	USD	278	199,899
3.50%, 03/15/31		1,737	1,086,020

			1,389,303

Health Care Technology — 0.3%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)(f)		3,245	2,943,791

Hotel & Resort REITs — 0.4%
RHP Hotel Properties LP/RHP Finance Corp. 4.75%, 10/15/27		146	141,019
7.25%, 07/15/28		485	504,248
4.50%, 02/15/29(b)		1,704	1,584,789
RLJ Lodging Trust LP, 4.00%, 09/15/29(b)		199	178,828
Service Properties Trust 7.50%, 09/15/25		242	244,690
8.63%, 11/15/31(b)		1,563	1,637,138

			4,290,712

Hotels, Restaurants & Leisure — 5.1%
Boyd Gaming Corp.(f) 4.75%, 12/01/27		254	244,374
4.75%, 06/15/31(b)		1,113	1,021,538
Boyne USA, Inc., 4.75%, 05/15/29(b)		611	574,581
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(b) 3.88%, 01/15/28		1,128	1,065,648
4.38%, 01/15/28		2,509	2,396,296
4.00%, 10/15/30		176	157,854
Caesars Entertainment, Inc.(b) 6.25%, 07/01/25		2,350	2,356,390
8.13%, 07/01/27(f)		2,379	2,438,711
4.63%, 10/15/29(f)		1,929	1,739,971
7.00%, 02/15/30		2,151	2,205,715
Carnival Corp.(b) 7.63%, 03/01/26(f)		273	277,936
5.75%, 03/01/27		1,255	1,224,169
4.00%, 08/01/28		325	302,165
6.00%, 05/01/29		1,226	1,179,664
7.00%, 08/15/29		242	252,677

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(b)	USD	3,899	$4,243,746
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)		408	405,949
Champion Path Holdings Ltd.(g) 4.50%, 01/27/26		500	464,375
4.85%, 01/27/28		500	430,000
Churchill Downs, Inc.(b) 5.50%, 04/01/27		1,730	1,711,852
4.75%, 01/15/28		730	699,629
5.75%, 04/01/30		1,506	1,468,337
6.75%, 05/01/31		554	562,274
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b) 4.63%, 01/15/29		807	732,248
6.75%, 01/15/30		133	116,774
Fortune Star BVI Ltd.(g) 5.95%, 10/19/25(f)		269	223,095
5.00%, 05/18/26		344	251,309
Haidilao International Holding Ltd., 2.15%, 01/14/26(g)		200	182,000
Hilton Domestic Operating Co., Inc. 5.75%, 05/01/28(b)(f)		638	638,242
3.75%, 05/01/29(b)		356	330,058
4.88%, 01/15/30(f)		833	807,308
4.00%, 05/01/31(b)		248	227,149
3.63%, 02/15/32(b)		12	10,473
Las Vegas Sands Corp. 3.50%, 08/18/26		96	91,511
3.90%, 08/08/29		88	81,084
Life Time, Inc.(b) 5.75%, 01/15/26		256	254,159
8.00%, 04/15/26		254	256,309
Light & Wonder International, Inc. 7.00%, 05/15/28(b)		451	455,589
7.25%, 11/15/29(b)(f)		218	223,212
7.50%, 09/01/31		655	683,202
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28(b)		371	383,601
Lindblad Expeditions LLC, 6.75%, 02/15/27(b)		480	477,600
Marriott International, Inc., Series EE, 5.75%, 05/01/25(f)		1,295	1,302,554
McDonald’s Corp., 4.20%, 04/01/50		480	424,522
Melco Resorts Finance Ltd. 4.88%, 06/06/25(b)		200	194,188
5.25%, 04/26/26(g)		300	288,000
5.75%, 07/21/28(g)		300	276,187
5.38%, 12/04/29(b)		1,000	880,000
5.38%, 12/04/29(g)		383	337,040
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		440	435,496
MGM China Holdings Ltd. 5.88%, 05/15/26(b)		200	195,000
5.88%, 05/15/26(g)		200	195,000
4.75%, 02/01/27(b)		200	189,750
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		313	291,090
Motion Bondco DAC, 6.63%, 11/15/27(b)		200	184,961
NCL Corp. Ltd.(b) 5.88%, 03/15/26		244	238,426

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
NCL Corp. Ltd.(b) (continued) 8.38%, 02/01/28	USD	206	$218,132
8.13%, 01/15/29		171	178,624
7.75%, 02/15/29		294	295,780
NCL Finance Ltd., 6.13%, 03/15/28(b)(f)		530	507,333
Ontario Gaming GTA LP, 8.00%, 08/01/30		236	243,375
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b) 5.63%, 09/01/29		242	193,600
5.88%, 09/01/31		242	188,760
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(b)		195	208,101
Royal Caribbean Cruises Ltd.(b) 4.25%, 07/01/26		200	193,175
5.50%, 08/31/26		313	309,916
5.38%, 07/15/27(f)		378	374,190
11.63%, 08/15/27		68	73,995
5.50%, 04/01/28		162	159,936
8.25%, 01/15/29		302	319,954
9.25%, 01/15/29(f)		305	328,065
7.25%, 01/15/30		515	537,856
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30(b)(f)		410	387,626
Six Flags Entertainment Corp., 7.25%, 05/15/31(b)(f)		1,423	1,427,383
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		408	409,767
Station Casinos LLC, 4.63%, 12/01/31(b)		976	880,034
Studio City Co. Ltd., 7.00%, 02/15/27(g)		200	196,500
Studio City Finance Ltd.(g) 6.50%, 01/15/28		300	277,031
5.00%, 01/15/29		530	442,881
Sunny Express Enterprises Corp., 2.95%, 03/01/27(g)		200	189,666
Vail Resorts, Inc., 6.25%, 05/15/25(b)		303	301,485
Viking Cruises Ltd.(b) 5.88%, 09/15/27(f)		350	337,750
7.00%, 02/15/29		74	73,364
9.13%, 07/15/31		1,253	1,335,193
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		283	275,925
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)(f)		602	585,808
Wynn Macau Ltd. 4.88%, 10/01/24(g)		200	197,250
5.50%, 01/15/26(g)		230	223,675
5.63%, 08/26/28(b)(f)		1,501	1,387,018
5.13%, 12/15/29(b)		200	177,125
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b) 5.13%, 10/01/29		1,337	1,261,843
7.13%, 02/15/31(f)		614	639,433

			54,618,537

Household Durables — 0.3%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30(b)		699	614,719
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)(f)		507	501,595
Dream Finders Homes, Inc., 8.25%, 08/15/28		168	177,544
Lennar Corp., 5.25%, 06/01/26(f)		890	893,846
LGI Homes, Inc., 8.75%, 12/15/28		183	194,666
Mattamy Group Corp., 4.63%, 03/01/30(b)		427	395,724
PulteGroup, Inc. 5.00%, 01/15/27		55	55,264

Security		Par (000)	Value

Household Durables (continued)
PulteGroup, Inc. (continued)
7.88%, 06/15/32	USD	56	$65,781
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)(f)		201	144,469
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		15	15,075
Tempur Sealy International, Inc.(b)
4.00%, 04/15/29		563	508,497
3.88%, 10/15/31		9	7,609
Toll Brothers Finance Corp., 4.35%, 02/15/28		35	34,194

			3,608,983

Household Products — 0.0%
Central Garden & Pet Co.
5.13%, 02/01/28		80	77,728
4.13%, 10/15/30(f)		246	223,746
Spectrum Brands, Inc., 5.00%, 10/01/29(b)		34	32,440

			333,914

Independent Power and Renewable Electricity Producers — 0.8%
Alexander Funding Trust II, 7.47%, 07/31/28(b)(f)		520	546,019
Calpine Corp.(b)
5.25%, 06/01/26		379	373,965
5.13%, 03/15/28(f)		2,807	2,691,291
5.00%, 02/01/31		136	124,673
Clearway Energy Operating LLC(b)
4.75%, 03/15/28		747	719,670
3.75%, 01/15/32		307	266,699
Greenko Dutch BV, 3.85%, 03/29/26(g)		746	695,226
India Green Energy Holdings, 5.38%, 04/29/24(g)		250	248,125
India Green Power Holdings, 4.00%, 02/22/27(g)		700	640,500
JERA Co., Inc., 3.67%, 04/14/27(g)		200	188,453
NextEra Energy Partners LP(b)(k)
0.00%, 11/15/25(l)		284	248,074
2.50%, 06/15/26		284	254,464
NRG Energy, Inc., 6.63%, 01/15/27		618	619,329
ReNew Pvt Ltd., 5.88%, 03/05/27(g)		200	190,818
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28(g)		550	488,730

			8,296,036

Industrial Conglomerates — 0.0%
CITIC Ltd., 3.70%, 06/14/26(g)		200	194,138

Insurance — 4.3%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		280	254,421
AIA Group Ltd., (5‑year CMT + 1.76%), 2.70%(a)(g)(i)		200	181,937
Alliant Holdings Intermediate LLC/Alliant Holdings Co‑Issuer
4.25%, 10/15/27(b)		41	39,403
6.75%, 10/15/27(b)(f)		2,839	2,828,964
6.75%, 04/15/28(b)		1,147	1,173,415
5.88%, 11/01/29(b)		55	52,112
7.00%, 01/15/31		721	760,558
Allstate Corp., Series B, (3‑mo. CME Term SOFR + 3.20%), 8.58%, 08/15/53(a)		5,000	4,967,819
AmWINS Group, Inc., 4.88%, 06/30/29(b)		551	503,192
Aon Global Ltd., 4.25%, 12/12/42(f)		6,500	5,242,194
Farmers Exchange Capital II, (3‑mo. LIBOR US + 3.74%), 6.15%, 11/01/53(a)(b)		4,890	4,818,083
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		80	80,804
Guoren Property & Casualty Insurance Co. Ltd., 3.35%, 06/01/26(g)		200	174,744

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
HUB International Ltd.(b)
7.00%, 05/01/26	USD	1,708	$1,714,601
7.25%, 06/15/30(f)		2,483	2,622,619
Jones Deslauriers Insurance Management, Inc.(b)
8.50%, 03/15/30		816	856,906
10.50%, 12/15/30		400	421,561
NFP Corp.
4.88%, 08/15/28(b)		105	103,913
6.88%, 08/15/28(b)		401	407,657
7.50%, 10/01/30(b)		170	180,930
8.50%, 10/01/31		273	295,905
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(b)(f)		12,000	12,770,744
Progressive Corp., Series B, (3‑mo. CME Term SOFR + 2.80%), 8.19%(a)(i)		5,000	4,956,250
Ryan Specialty LLC, 4.38%, 02/01/30(b)		308	285,670
USI, Inc., 7.50%, 01/15/32		670	685,946

			46,380,348

Interactive Media & Services — 0.6%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)		724	590,060
Baidu, Inc., 1.63%, 02/23/27		200	180,856
Netflix, Inc.
3.63%, 06/15/25(b)		210	206,100
5.88%, 11/15/28(f)		1,698	1,787,626
5.38%, 11/15/29(b)		2,007	2,073,470
4.88%, 06/15/30(b)		461	466,786
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27(b)		552	527,160
Tencent Holdings Ltd.(g)
3.60%, 01/19/28		200	190,048
3.68%, 04/22/41		200	156,706
Weibo Corp., 3.50%, 07/05/24		200	197,472

			6,376,284

Internet Software & Services — 0.5%
ANGI Group LLC, 3.88%, 08/15/28(b)		432	364,836
Booking Holdings, Inc., 3.55%, 03/15/28(f)		3,375	3,259,860
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29(b)		777	703,726
ION Trading Technologies SARL, 5.75%, 05/15/28(b)		200	176,426
Match Group Holdings II LLC(b)
4.13%, 08/01/30		383	347,537
3.63%, 10/01/31(f)		217	187,492

			5,039,877

IT Services — 0.8%
Booz Allen Hamilton, Inc., 4.00%, 07/01/29(b)		668	626,015
CA Magnum Holdings
5.38%, 10/31/26(b)		964	896,520
5.38%, 10/31/26(g)		700	651,000
Camelot Finance SA, 4.50%, 11/01/26(b)		1,348	1,316,214
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29		661	689,925
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)(f)		765	780,192
Dun & Bradstreet Corp., 5.00%, 12/15/29(b)		592	552,229
Fair Isaac Corp., 4.00%, 06/15/28(b)		393	371,920
Gartner, Inc., 4.50%, 07/01/28(b)		387	367,003
KBR, Inc., 4.75%, 09/30/28(b)		93	86,188
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		73	71,562
Twilio, Inc.
3.63%, 03/15/29		259	236,282
3.88%, 03/15/31		558	496,902

Security		Par (000)	Value

IT Services (continued)
Wipro IT Services LLC, 1.50%, 06/23/26(g)	USD	200	$183,488
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		1,112	1,008,578

			8,334,018

Leisure Products — 0.1%
Acushnet Co., 7.38%, 10/15/28		124	129,368
Mattel, Inc.
3.75%, 04/01/29(b)		122	111,434
6.20%, 10/01/40		513	496,211
5.45%, 11/01/41(f)		540	486,322

			1,223,335

Machinery — 0.9%
BWX Technologies, Inc.(b)
4.13%, 06/30/28		70	64,910
4.13%, 04/15/29		248	226,300
Chart Industries, Inc.(b)
7.50%, 01/01/30(f)		946	988,804
9.50%, 01/01/31		143	155,322
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(b)		714	710,430
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28(f)		200	154,250
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(h)		166	165,273
Madison IAQ LLC, 5.88%, 06/30/29(b)(f)		796	701,343
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(b)		249	230,432
Terex Corp., 5.00%, 05/15/29(b)		688	648,440
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(b)		1,659	1,669,452
TK Elevator Holdco GmbH, 7.63%, 07/15/28(b)(f)		596	585,445
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)(f)		2,802	2,752,564
Vertiv Group Corp., 4.13%, 11/15/28(b)		1,191	1,117,419

			10,170,384

Media — 7.1%
Altice Financing SA, 5.75%, 08/15/29(b)		1,910	1,694,950
Banijay Entertainment SASU, 8.13%, 05/01/29(b)		200	205,907
Cable One, Inc.
0.00%, 03/15/26(k)(l)		136	115,396
4.00%, 11/15/30(b)		606	490,641
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.00%, 02/01/28		7	6,697
6.38%, 09/01/29(f)		7,984	7,873,523
4.75%, 03/01/30(f)		229	209,252
4.50%, 08/15/30		113	101,868
4.25%, 02/01/31		1,749	1,528,504
7.38%, 03/01/31(f)		3,146	3,228,941
4.75%, 02/01/32		100	88,196
4.25%, 01/15/34(f)		1,209	982,466
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		479	486,230
6.48%, 10/23/45		9,584	9,417,370
5.38%, 05/01/47		1,500	1,274,734
6.83%, 10/23/55		3,540	3,534,033
Clear Channel Outdoor Holdings, Inc.(f)
5.13%, 08/15/27(b)		2,099	2,003,678
7.75%, 04/15/28(b)		1,309	1,128,625
9.00%, 09/15/28		4,791	4,999,241
Comcast Corp., 3.75%, 04/01/40(f)		545	468,800
Cox Communications, Inc., 8.38%, 03/01/39(b)(f)		5,000	6,215,015
CSC Holdings LLC(b)
5.38%, 02/01/28		336	296,800

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
CSC Holdings LLC(b) (continued)
11.25%, 05/15/28	USD	3,549	$3,656,748
4.13%, 12/01/30(f)		272	206,924
4.50%, 11/15/31		726	548,911
Directv Financing LLC/Directv Financing Co‑Obligor, Inc., 5.88%, 08/15/27(b)(f)		922	866,290
Discovery Communications LLC, 4.88%, 04/01/43(f)		4,000	3,335,209
DISH DBS Corp.
7.75%, 07/01/26(f)		1,110	773,126
5.25%, 12/01/26(b)		1,214	1,040,094
5.75%, 12/01/28(b)		77	61,415
DISH Network Corp., 11.75%, 11/15/27(b)		1,698	1,772,469
GCI LLC, 4.75%, 10/15/28(b)		160	146,798
Gray Television, Inc.(b)(f)
5.88%, 07/15/26		263	255,823
7.00%, 05/15/27		335	318,418
Interpublic Group of Cos., Inc., 5.40%, 10/01/48(f)		2,215	2,096,060
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		860	842,336
Nexstar Media, Inc., 5.63%, 07/15/27(b)(f)		112	108,298
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27(b)(f)		998	964,664
4.25%, 01/15/29(b)(f)		489	441,259
4.63%, 03/15/30(b)		176	156,903
7.38%, 02/15/31		412	432,658
Paramount Global, 5.85%, 09/01/43(f)		1,300	1,170,068
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		1,066	813,041
6.50%, 09/15/28		1,525	747,226
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		67	47,235
Sirius XM Radio, Inc.(b)
3.13%, 09/01/26		62	58,260
5.00%, 08/01/27		651	628,862
Stagwell Global LLC, 5.63%, 08/15/29(b)		209	192,231
TEGNA, Inc., 4.75%, 03/15/26(b)		64	62,249
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		1,000	935,000
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	3,467,161
Univision Communications, Inc.(b)
6.63%, 06/01/27		60	59,836
8.00%, 08/15/28(f)		975	1,005,829
7.38%, 06/30/30(f)		242	241,306
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		768	675,924
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)		1,452	1,363,718
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)		955	929,465
Ziggo BV, 4.88%, 01/15/30(b)		605	539,651

			77,312,332

Metals & Mining — 2.0%
ABJA Investment Co. Pte. Ltd., 5.45%, 01/24/28(g)		306	306,000
Arsenal AIC Parent LLC, 8.00%, 10/01/30(b)		268	279,620
ATI, Inc.
5.88%, 12/01/27		374	368,558
7.25%, 08/15/30		764	794,859
5.13%, 10/01/31		656	608,446
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		2,560	2,610,125
Carpenter Technology Corp.
6.38%, 07/15/28		58	57,782
7.63%, 03/15/30		108	111,368

Security		Par (000)	Value

Metals & Mining (continued)
Chinalco Capital Holdings Ltd., 2.13%, 06/03/26(g)	USD	200	$186,214
Constellium SE(b)
5.88%, 02/15/26		830	824,842
3.75%, 04/15/29(f)		1,731	1,570,641
First Quantum Minerals Ltd., 8.63%, 06/01/31(b)		495	416,701
JSW Steel Ltd., 3.95%, 04/05/27(g)		500	462,500
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		944	873,039
4.50%, 06/01/31		960	827,546
New Gold, Inc., 7.50%, 07/15/27(b)		1,413	1,425,536
Novelis Corp.(b)
3.25%, 11/15/26		599	563,898
4.75%, 01/30/30(f)		3,350	3,150,503
3.88%, 08/15/31		1,265	1,114,761
Periama Holdings LLC, 5.95%, 04/19/26(g)		200	196,813
Southern Copper Corp., 5.88%, 04/23/45(f)		3,870	3,918,375
Steel Dynamics, Inc., 3.25%, 10/15/50		1,145	791,837
Vedanta Resources Finance II PLC(g)
13.88%, 01/21/24		400	354,216
8.95%, 03/11/25		200	148,228

			21,962,408

Mortgage Real Estate Investment Trusts (REITs)(b) — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder
Capital Finance Corp.
5.25%, 10/01/25		67	66,093
4.75%, 06/15/29		398	358,871
Starwood Property Trust, Inc., 4.38%, 01/15/27		70	65,970

			490,934

Oil, Gas & Consumable Fuels — 14.2%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)		521	523,605
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 03/01/27		95	94,262
5.75%, 01/15/28		127	125,734
5.38%, 06/15/29		1,095	1,052,699
Apache Corp., 5.35%, 07/01/49		172	143,010
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		602	758,520
8.25%, 12/31/28		1,334	1,341,752
Baytex Energy Corp., 8.50%, 04/30/30(b)		340	351,869
Buckeye Partners LP
4.13%, 03/01/25(b)		594	575,789
5.85%, 11/15/43		383	310,268
5.60%, 10/15/44		191	146,960
Callon Petroleum Co.
6.38%, 07/01/26		245	243,837
8.00%, 08/01/28(b)(f)		927	946,720
7.50%, 06/15/30(b)(f)		750	756,391
Chesapeake Energy Corp.(b)
5.88%, 02/01/29		80	78,396
6.75%, 04/15/29(f)		705	711,559
CITGO Petroleum Corp., 8.38%, 01/15/29(b)		733	753,766
Civitas Resources, Inc.(b)
8.38%, 07/01/28		1,204	1,256,910
8.63%, 11/01/30(f)		577	612,037
8.75%, 07/01/31		1,179	1,255,101
CNOOC Finance 2014 ULC, Series 2014, 4.88%, 04/30/44		250	242,687

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CNOOC Finance 2015 USA LLC, Series 2015, 3.50%, 05/05/25	USD	250	$244,992
CNOOC Petroleum North America ULC, 6.40%, 05/15/37		2,000	2,215,700
CNX Resources Corp., 7.38%, 01/15/31(b)		166	167,152
Comstock Resources, Inc.(b)
6.75%, 03/01/29(f)		528	482,860
5.88%, 01/15/30		1,078	934,950
CQP Holdco LP/BIP‑V Chinook Holdco LLC, 5.50%, 06/15/31(b)		2,468	2,338,688
Crescent Energy Finance LLC(b)
7.25%, 05/01/26		1,096	1,102,757
9.25%, 02/15/28		895	928,625
CrownRock LP/CrownRock Finance, Inc., 5.00%, 05/01/29(b)		86	83,850
Devon Energy Corp.
5.25%, 09/15/24		100	99,784
5.25%, 10/15/27		130	130,709
5.88%, 06/15/28		204	206,099
4.50%, 01/15/30		117	112,334
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30		318	325,187
Diamondback Energy, Inc.(f)
3.50%, 12/01/29		692	642,674
6.25%, 03/15/33		2,880	3,077,344
DT Midstream, Inc.(b)(f)
4.13%, 06/15/29		591	543,710
4.38%, 06/15/31		568	512,355
Enbridge, Inc.
6.70%, 11/15/53(f)		5,595	6,507,163
(3‑mo. CME Term SOFR + 3.90%), 6.25%, 03/01/78(a)		5,000	4,621,694
Series 16‑A, (3‑mo. CME Term SOFR + 4.15%), 6.00%, 01/15/77(a)		5,880	5,581,793
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(b)		518	518,489
Energy Transfer LP
5.50%, 06/01/27		406	410,946
6.00%, 02/01/29(b)		247	249,219
8.00%, 04/01/29(b)		142	147,765
7.38%, 02/01/31(b)		417	438,240
6.13%, 12/15/45(f)		3,579	3,604,762
Series B, (3‑mo. LIBOR US + 4.16%), 6.63%(a)(i)		5,000	4,174,948
Series H, (5‑year CMT + 5.69%), 6.50%(a)(i)		121	114,984
EnLink Midstream LLC
5.63%, 01/15/28(b)		530	524,002
5.38%, 06/01/29		368	360,071
6.50%, 09/01/30(b)		287	293,019
EnLink Midstream Partners LP
4.85%, 07/15/26		35	34,289
5.60%, 04/01/44		568	494,344
Enterprise Products Operating LLC(f)
4.90%, 05/15/46		5,375	5,127,376
Series E, (3‑mo. CME Term SOFR + 3.29%), 5.25%, 08/16/77(a)		4,800	4,588,842
EQM Midstream Partners LP
4.13%, 12/01/26		226	218,290
7.50%, 06/01/30(b)		141	151,578
4.75%, 01/15/31(b)(f)		802	746,380
Exxon Mobil Corp., 3.45%, 04/15/51(f)		3,890	3,051,563
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28		368	369,283
8.25%, 01/15/29		258	265,494

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Genesis Energy LP/Genesis Energy Finance Corp. (continued)
8.88%, 04/15/30	USD	232	$239,888
Gulfport Energy Corp., 8.00%, 05/17/26(b)		52	53,070
Harbour Energy PLC, 5.50%, 10/15/26(b)		200	195,500
Harvest Midstream I LP, 7.50%, 09/01/28(b)		115	114,319
Hess Corp., 5.80%, 04/01/47(f)		5,000	5,388,023
Hess Midstream Operations LP, 4.25%, 02/15/30(b)		497	457,240
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
6.25%, 11/01/28		238	237,083
5.75%, 02/01/29		272	262,669
6.00%, 04/15/30		32	31,034
8.38%, 11/01/33		876	928,069
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28(b)		390	409,330
ITT Holdings LLC, 6.50%, 08/01/29(b)(f)		711	628,979
Kinder Morgan, Inc.
7.80%, 08/01/31		197	225,135
7.75%, 01/15/32(f)		4,586	5,213,799
Kinetik Holdings LP
6.63%, 12/15/28		133	135,502
5.88%, 06/15/30(b)(f)		427	418,909
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(b)		58	56,550
Marathon Petroleum Corp., 5.13%, 12/15/26(f)		937	947,219
Matador Resources Co.
5.88%, 09/15/26		228	226,107
6.88%, 04/15/28(b)		412	417,898
Medco Bell Pte. Ltd., 6.38%, 01/30/27(g)		300	287,625
Medco Laurel Tree Pte Ltd., 6.95%, 11/12/28(g)		400	378,944
Medco Maple Tree Pte Ltd., 8.96%, 04/27/29(g)		250	254,687
MPLX LP
5.20%, 03/01/47(f)		3,500	3,246,167
4.70%, 04/15/48(f)		5,000	4,309,057
5.50%, 02/15/49(f)		2,640	2,553,114
5.65%, 03/01/53		885	873,999
Murphy Oil Corp.
5.88%, 12/01/27		30	29,848
5.88%, 12/01/42		47	41,525
Murphy Oil USA, Inc., 4.75%, 09/15/29		323	306,042
Nabors Industries Ltd.(b)
7.25%, 01/15/26		260	249,915
7.50%, 01/15/28		788	681,422
Nabors Industries, Inc.
5.75%, 02/01/25(f)		1,258	1,257,581
7.38%, 05/15/27(b)		9	8,817
9.13%, 01/31/30(b)		387	388,571
New Fortress Energy, Inc., 6.75%, 09/15/25(b)		764	757,904
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)(f)		603	609,035
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,117	1,242,272
Noble Finance II LLC, 8.00%, 04/15/30(b)		486	505,709
Northern Oil and Gas, Inc.(b)
8.13%, 03/01/28		1,220	1,235,250
8.75%, 06/15/31		470	489,551
NuStar Logistics LP
6.00%, 06/01/26		163	162,713
6.38%, 10/01/30		45	45,080
Occidental Petroleum Corp., 6.20%, 03/15/40		568	586,460
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30(b)		269	273,950
Permian Resources Operating LLC
5.38%, 01/15/26(b)		64	63,148

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Permian Resources Operating LLC (continued)
7.75%, 02/15/26(b)	USD	635	$646,005
6.88%, 04/01/27(b)		208	207,857
8.00%, 04/15/27(b)(f)		444	460,240
5.88%, 07/01/29(b)		1,002	976,910
9.88%, 07/15/31(b)		459	510,064
7.00%, 01/15/32		472	486,950
Pertamina Persero PT(g)
1.40%, 02/09/26		250	231,328
2.30%, 02/09/31		200	168,500
Petroleos Mexicanos, 6.70%, 02/16/32		695	575,112
Petronas Capital Ltd.(g)
2.48%, 01/28/32		200	170,694
4.50%, 03/18/45		200	182,668
Plains All American Pipeline LP, Series B, (3‑mo. CME Term SOFR + 4.37%), 9.75%(a)(i)		2,215	2,140,244
Precision Drilling Corp., 6.88%, 01/15/29(b)		18	17,358
Reliance Industries Ltd., 3.67%, 11/30/27(g)		300	286,794
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)		376	355,363
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)		580	567,418
Sabine Pass Liquefaction LLC(f)
5.75%, 05/15/24		375	374,782
5.88%, 06/30/26		1,481	1,507,652
Sinopec Group Overseas Development 2018 Ltd., 2.30%, 01/08/31(f)(g)		500	438,025
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28		574	594,790
SM Energy Co.
6.75%, 09/15/26		393	391,976
6.63%, 01/15/27		75	74,576
6.50%, 07/15/28		125	125,057
Southwestern Energy Co.
5.70%, 01/23/25		29	28,884
5.38%, 02/01/29		308	300,575
4.75%, 02/01/32		8	7,402
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27(f)		141	141,121
5.88%, 03/15/28		317	316,578
7.00%, 09/15/28(b)		277	285,801
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
7.50%, 10/01/25		41	41,205
6.00%, 03/01/27(f)		150	146,682
5.50%, 01/15/28		108	102,061
6.00%, 12/31/30		70	65,068
6.00%, 09/01/31		239	221,058
TransCanada PipeLines Ltd., 4.88%, 05/15/48(f)		4,000	3,664,541
Transcanada Trust, (3‑mo. LIBOR US + 3.53%), 5.63%, 05/20/75(a)(f)		2,755	2,597,492
Transocean Aquila Ltd., 8.00%, 09/30/28(b)		184	186,754
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		269	279,084
Transocean, Inc.(b)
7.50%, 01/15/26		1,145	1,124,918
11.50%, 01/30/27		739	772,255
8.00%, 02/01/27(f)		519	506,025
8.75%, 02/15/30(f)		1,526	1,593,991
Valaris Ltd., 8.38%, 04/30/30(b)		1,159	1,187,442
Venture Global Calcasieu Pass LLC(b)
3.88%, 08/15/29		1,535	1,392,705
4.13%, 08/15/31		312	274,874
3.88%, 11/01/33(f)		919	778,805

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Venture Global LNG, Inc.(b)
8.13%, 06/01/28	USD	1,186	$1,197,738
9.50%, 02/01/29		3,198	3,384,018
8.38%, 06/01/31		2,216	2,214,853
9.88%, 02/01/32		1,559	1,623,915
Vermilion Energy, Inc., 6.88%, 05/01/30(b)		270	259,212
Vital Energy, Inc.
10.13%, 01/15/28		388	398,693
9.75%, 10/15/30		480	497,602
Western Midstream Operating LP
5.45%, 04/01/44		12	10,864
5.30%, 03/01/48(f)		945	822,364
5.50%, 08/15/48		117	104,341
5.25%, 02/01/50(f)		444	398,073
Williams Cos., Inc.(f)
4.55%, 06/24/24		527	524,085
8.75%, 03/15/32		2,478	3,001,845
5.10%, 09/15/45		5,075	4,779,664
Woodside Finance Ltd., 3.70%, 09/15/26(g)		200	192,237

			153,366,073

Paper & Forest Products(f) — 1.6%
International Paper Co.
8.70%, 06/15/38		4,000	4,999,954
7.30%, 11/15/39		10,000	11,962,522

			16,962,476

Passenger Airlines — 1.1%
Air Canada, 3.88%, 08/15/26(b)		549	524,509
American Airlines, Inc., 8.50%, 05/15/29(b)		694	732,863
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(b)(f)		1,444	1,407,809
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)(f)		874	876,832
Singapore Airlines Ltd., 3.00%, 07/20/26(g)		200	190,098
Turkish Airlines Pass-Through Trust, Series 2015‑1, Class A, 4.20%, 09/15/28(b)		1,378	1,280,871
United Airlines Pass-Through Trust, Series 2020‑1, Class A, 5.88%, 04/15/29(f)		4,393	4,446,965
United Airlines, Inc.(b)
4.38%, 04/15/26		1,097	1,068,923
4.63%, 04/15/29(f)		1,362	1,273,791
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, 05/01/27(b)		192	165,137

			11,967,798

Personal Care Products — 0.0%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30(b)		378	388,323

Pharmaceuticals — 4.1%
1375209 BC Ltd., 9.00%, 01/30/28(b)		550	536,305
AbbVie, Inc.(f)
4.75%, 03/15/45		5,485	5,275,553
4.70%, 05/14/45		3,255	3,097,394
Bayer U.S. Finance LLC, 6.88%, 11/21/53		715	761,475
CVS Health Corp.(f)
5.13%, 07/20/45		3,879	3,669,859
5.05%, 03/25/48		8,205	7,674,202
Jazz Securities DAC, 4.38%, 01/15/29(b)		853	794,497
Merck & Co., Inc., 6.50%, 12/01/33(f)		6,420	7,537,822
Option Care Health, Inc., 4.38%, 10/31/29(b)(f)		461	416,633
Organon & Co./Organon Foreign Debt Co‑Issuer BV(b) 4.13%, 04/30/28		1,633	1,503,114

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Organon & Co./Organon Foreign Debt Co‑Issuer BV(b) (continued)
5.13%, 04/30/31(f)	USD	400	$341,938
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/53(f)		3,070	3,134,114
PRA Health Sciences, Inc., 2.88%, 07/15/26(b)		707	660,647
Prestige Brands, Inc., 3.75%, 04/01/31(b)		233	203,681
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(f)		8,270	7,086,359
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26		1,174	1,085,216
4.75%, 05/09/27		200	191,842
7.88%, 09/15/29		451	483,959
8.13%, 09/15/31		200	217,356

			44,671,966

Professional Services — 0.1%
CoreLogic, Inc., 4.50%, 05/01/28(b)(f)		1,488	1,303,503

Real Estate Management & Development — 0.6%
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp.
7.00%, 04/15/30(b)		408	376,622
7.00%, 04/15/30		320	295,101
AYC Finance Ltd., 3.90%(g)(i)		300	186,000
China Overseas Finance Cayman VII Ltd., 4.75%, 04/26/28(g)		200	192,824
China Resources Land Ltd., 3.75%, 08/26/24(g)		200	196,898
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31		216	228,910
Fantasia Holdings Group Co. Ltd., 7.95%, 07/05/22(d)(m)		1,050	23,625
Howard Hughes Corp.(b)
5.38%, 08/01/28		399	383,489
4.13%, 02/01/29		176	156,941
New Metro Global Ltd., 4.50%, 05/02/26(g)		349	85,837
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(b)		4,485	4,240,379
Shimao Group Holdings Ltd., 3.45%, 01/11/31(d)(g)(m)		200	7,000
Sinochem Offshore Capital Co. Ltd., 1.50%, 09/23/26(g)		200	181,216
Sunac China Holdings Ltd.(g)(h)
(1 % PIK), 1.00%, 09/30/32(k)		22	1,665
(5% Cash or 6% PIK), 6.00%, 09/30/26		18	2,127
(5.25% Cash or 6.25% PIK), 6.25%, 09/30/27		18	1,817
(5.5% Cash or 6.5% PIK), 6.50%, 09/30/27		35	3,102
(5.75% Cash or 6.75% PIK), 6.75%, 09/30/28		53	4,121
(6% Cash or 7% PIK), 7.00%, 09/30/29		53	3,855
(6.25% Cash or 7.25% PIK), 7.25%, 09/30/30		25	1,687
Theta Capital Pte. Ltd., 8.13%, 01/22/25(g)		200	177,772
Wharf REIC Finance BVI Ltd., 2.88%, 05/07/30(g)		200	173,352
Yango Justice International Ltd.(d)(g)(m)
8.25%, 11/25/23		200	500
7.50%, 04/15/24		200	500

			6,925,340

Retail REITs — 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(b)		328	295,200

Semiconductors & Semiconductor Equipment — 2.3%
Broadcom, Inc., 5.00%, 04/15/30		10,970	11,128,387

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Entegris Escrow Corp., 4.75%, 04/15/29(b)	USD	258	$248,561
Entegris, Inc., 4.38%, 04/15/28(b)		120	114,199
Lam Research Corp., 4.88%, 03/15/49(f)		875	870,580
NCR Atleos Corp., 9.50%, 04/01/29		355	377,186
NVIDIA Corp.(f)
3.50%, 04/01/50		2,785	2,323,866
3.70%, 04/01/60		1,760	1,473,886
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.40%, 06/01/27		750	740,505
3.40%, 05/01/30(f)		1,755	1,609,984
QUALCOMM, Inc.(f)
4.30%, 05/20/47		3,500	3,201,023
6.00%, 05/20/53		1,993	2,293,204
SK Hynix, Inc., 1.50%, 01/19/26(g)		200	184,196
Synaptics, Inc., 4.00%, 06/15/29(b)		16	14,352
TSMC Global Ltd., 2.25%, 04/23/31(g)		250	212,472

			24,792,401

Software — 2.3%
Alteryx, Inc., 8.75%, 03/15/28(b)		372	395,947
Boxer Parent Co., Inc.(b)
7.13%, 10/02/25		764	768,095
9.13%, 03/01/26		392	391,139
Capstone Borrower, Inc., 8.00%, 06/15/30(b)		453	471,283
Clarivate Science Holdings Corp.(b)(f)
3.88%, 07/01/28		1,602	1,510,516
4.88%, 07/01/29		1,241	1,164,473
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		4,875	4,643,148
9.00%, 09/30/29(f)		2,517	2,392,290
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(b)(f)		286	259,418
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		61	55,127
Elastic NV, 4.13%, 07/15/29(b)		718	659,301
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28(b)(f)		205	187,013
McAfee Corp., 7.38%, 02/15/30(b)(f)		1,361	1,242,935
MicroStrategy, Inc., 6.13%, 06/15/28(b)		180	174,625
Open Text Corp., 6.90%, 12/01/27(b)		988	1,027,175
Oracle Corp.(f)
3.95%, 03/25/51		4,425	3,465,064
5.55%, 02/06/53		1,280	1,280,357
Playtika Holding Corp., 4.25%, 03/15/29(b)		114	99,471
PTC, Inc.(b)
3.63%, 02/15/25		166	162,281
4.00%, 02/15/28		365	345,907
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(f)		3,719	3,665,940
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		447	369,030

			24,730,535

Specialized REITs(b) — 0.2%
Iron Mountain, Inc.
4.88%, 09/15/27		606	591,341
7.00%, 02/15/29		925	950,787
5.63%, 07/15/32		493	466,709

			2,008,837

Specialty Retail — 0.2%
eG Global Finance PLC, 12.00%, 11/30/28		418	445,182

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
PetSmart, Inc./PetSmart Finance Corp.(b)
4.75%, 02/15/28	USD	481	$453,479
7.75%, 02/15/29(f)		1,567	1,524,406

			2,423,067

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(f)
5.85%, 07/15/25		2,395	2,418,442
8.35%, 07/15/46		1,005	1,319,832
Seagate HDD Cayman(b)
8.25%, 12/15/29		726	783,011
8.50%, 07/15/31		701	760,798

			5,282,083

Textiles, Apparel & Luxury Goods(b) — 0.1%
Crocs, Inc., 4.13%, 08/15/31		244	206,471
Hanesbrands, Inc., 4.88%, 05/15/26(f)		140	135,046
Levi Strauss & Co., 3.50%, 03/01/31		523	452,834
William Carter Co., 5.63%, 03/15/27		365	360,437

			1,154,788

Tobacco — 2.5%
Altria Group, Inc., 10.20%, 02/06/39		13,392	18,588,463
BAT Capital Corp., 4.54%, 08/15/47(f)		3,000	2,303,186
BAT International Finance PLC, 1.67%, 03/25/26(f)		4,350	4,040,537
Reynolds American, Inc., 5.85%, 08/15/45(f)		2,335	2,185,692

			27,117,878

Transportation Infrastructure(g) — 0.1%
CK Hutchison International 23 Ltd.
4.75%, 04/21/28(f)		400	400,624
4.88%, 04/21/33		400	400,092
CMHI Finance BVI Co. Ltd., (5‑year CMT + 6.62%), 3.88%(a)(i)		200	191,000
Shanghai Port Group BVI Development 2 Co. Ltd., 1.50%, 07/13/25		200	189,232

			1,180,948

Wireless Telecommunication Services — 1.2%
Altice France SA/France(b)
5.13%, 01/15/29		1,346	1,046,848
5.13%, 07/15/29		996	774,907
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		2,509	2,493,971
Digicel Holdings, 8.75%, 05/25/24		27	25,609
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/24		635	594,030
Globe Telecom, Inc., (5‑year CMT + 5.53%), 4.20%(a)(g)(i)		700	663,250
Hughes Satellite Systems Corp., 5.25%, 08/01/26		180	158,395
Sprint LLC, 7.63%, 03/01/26		1,096	1,145,015
T‑Mobile U.S., Inc.
4.75%, 02/01/28(f)		1,013	1,009,323
2.63%, 02/15/29		438	394,320
3.38%, 04/15/29(f)		676	628,074
2.88%, 02/15/31(f)		235	207,065
3.50%, 04/15/31(f)		990	905,048

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T‑Mobile U.S., Inc. (continued)
5.05%, 07/15/33(f)	USD	2,000	$2,015,551
Vmed O2 U.K. Financing I PLC, 4.75%, 07/15/31(b)		934	833,694

			12,895,100

Total Corporate Bonds — 112.9% (Cost: $1,228,553,602)			1,221,197,107

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.2%
Barnes Group, Inc., Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.46%, 09/03/30		94	94,053
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.61%, 10/31/28		62	61,886
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.36%, 08/03/29		99	97,151
Cubic Corp.
Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		414	384,747
Term Loan C, (3‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		62	57,588
Dynasty Acquisition Co., Inc., 2023 Term Loan B1, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		383	383,475
Peraton Corp.
2nd Lien Term Loan B1, (3‑mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		112	111,552
Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		597	598,177
Setanta Aircraft Leasing DAC, Term Loan B, (3‑mo. CME Term SOFR + 2.00%), 7.61%, 11/05/28		150	150,375
Standard Aero Ltd., 2023 Term Loan B2, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		164	164,346
TransDigm, Inc.
2023 Term Loan I, (3‑mo. CME Term SOFR + 3.25%), 8.60%, 08/24/28		313	313,697
2023 Term Loan J, (3‑mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.60%, 02/14/31		119	119,446

			2,536,493

Air Freight & Logistics — 0.0%
Rand Parent LLC, 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.60%, 03/17/30		79	78,095

Automobile Components — 0.1%
Adient U.S. LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR + 3.25%), 8.72%, 04/10/28		75	75,203
Clarios Global LP, 2023 Incremental Term Loan, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 05/06/30		297	297,627
Tenneco, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		166	145,987

			518,817

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles — 0.0%
Dealer Tire Financial LLC, Series B, Term Loan B2, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 12/14/27	USD	221	$221,461
RVR Dealership Holdings LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/08/28		22	18,669

			240,130

Banks — 0.1%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		61	58,956
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 08/02/28		437	434,967

			493,923

Beverages — 0.1%
Naked Juice LLC
2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		225	180,342
Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		533	514,279
Triton Water Holdings, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 03/31/28		157	155,117

			849,738

Broadline Retail — 0.1%
New SK Holdco Sub LLC, 2022 PIK Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 13.71%, 06/30/27		290	287,515
PUG LLC, USD Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		412	404,778
Sally Holdings LLC, 2023 CovLite Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 02/28/30		73	72,656

			764,949

Building Products — 0.1%
AZZ, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 05/13/29		28	27,832
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.97%, 05/19/28		184	184,849
LBM Acquisition LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 12/17/27		96	94,883
SRS Distribution, Inc.
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		445	445,426
2022 Incremental Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.96%, 06/02/28		67	66,798
White Cap Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		192	192,252

			1,012,040

Capital Markets — 0.1%
Aretec Group, Inc., 2023 Incremental Term Loan, (1‑mo. CME Term SOFR + 4.50%), 9.96%, 08/09/30		75	74,650
Axalta Coating Systems U.S. Holdings, Inc., 2023 USD Term Loan B4, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 12/20/29 .		187	187,152

Security		Par (000)	Value

Capital Markets (continued)
Azalea Topco, Inc., Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 07/24/26	USD	263	$260,084
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.13%, 10/22/27		80	80,241
Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.40%, 10/22/26		254	254,279
Focus Financial Partners LLC
2021 Term Loan B4, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 06/30/28		182	182,015
2023 Term Loan B6, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 06/30/28		97	96,878
ION Trading Finance Ltd., 2021 USD Term Loan, (3‑mo. CME Term SOFR + 4.75%), 10.20%, 04/03/28		74	73,447
Osaic Holdings, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 4.50%), 9.86%, 08/17/28		268	268,850

			1,477,596

Chemicals — 0.3%
Arc Falcon I, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 09/30/28		214	211,244
Aruba Investments Holdings LLC, 2020 USD Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/24/27		73	72,348
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.32%, 08/27/26		116	111,474
Chemours Co., 2023 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.86%, 08/18/28		148	147,187
Derby Buyer LLC, USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 11/01/30(c)		248	248,000
Discovery Purchaser Corp., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29		116	113,949
Ecovyst Catalyst Technologies LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.98%, 06/09/28		184	184,291
Element Solutions, Inc., 2023 Term Loan B, 12/18/30(c)(n)		247	247,612
HB Fuller Co., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.61%, 02/15/30		77	76,737
Herens U.S. Holdco Corp., USD Term Loan B, (3-mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		137	123,976
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.86%, 02/18/30		72	71,640
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.71%, 10/15/28		37	36,876
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/15/28		215	214,949
Momentive Performance Materials Inc., 2023 Term Loan, (1‑mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		285	274,942
Nouryon USA LLC, 2023 USD Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.47%, 04/03/28		113	113,749

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 11/09/28	USD	114	$114,141
OQ Chemicals Corp., 2017 USD Term Loan B2, (3‑mo. CME Term SOFR + 3.60%), 9.01%, 10/14/24		202	194,490
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 03/16/27		74	74,180
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 08/02/28		217	216,781
WR Grace Holdings LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.36%, 09/22/28		181	181,008

			3,029,574

Commercial Services & Supplies — 0.2%
Action Environmental Group, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 10/24/30(c)		75	75,185
Albion Financing 3 SARL, USD Term Loan, (3‑mo. CME Term SOFR + 5.25%), 10.92%, 08/17/26		220	221,327
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 05/12/28		379	377,285
2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 05/12/28		41	40,840
Amentum Government Services Holdings LLC, 2022 Term Loan, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 02/15/29		53	53,110
PECF USS Intermediate Holding III Corp., Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		131	101,416
Prime Security Services Borrower LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.84%, 10/14/30		110	110,257
Tempo Acquisition LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.11%, 08/31/28		582	584,019
TruGreen LP, 2020 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/02/27		236	227,173
Viad Corp., Initial Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.47%, 07/30/28		129	128,039

			1,918,651

Communications Equipment — 0.0%
Ciena Corp., 2020 Term Loan B, (1‑mo. CME Term SOFR + 2.00%), 7.36%, 10/24/30		204	204,180
Viasat, Inc.
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30		99	96,654
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 03/02/29		149	146,037

			446,871

Security		Par (000)	Value

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30	USD	449	$445,670
Legence Holdings LLC, 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.96%, 12/16/27		62	61,758
Pike Corp., 2021 Incremental Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 01/21/28		75	75,156
USIC Holdings, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.11%, 05/12/28		147	145,596

			728,180

Construction Materials — 0.2%
ACProducts Holdings, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.86%, 05/17/28		170	148,488
American Builders & Contractors Supply Co., Inc., Series A, 2019 Term Loan, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 01/15/27		121	121,473
Chariot Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/03/28		370	368,396
CP Atlas Buyer, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 11/23/27		176	172,549
CPG International LLC, 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 04/28/29		88	87,931
Emerald Debt Merger Sub LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.36%, 05/31/30		115	115,043
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		49	48,913
Jeld‑Wen, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.72%, 07/28/28		98	98,112
New AMI I LLC, 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.36%, 03/08/29		96	82,928
Oscar AcquisitionCo. LLC, Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 04/29/29		191	188,960
Quikrete Holdings, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 03/19/29		75	74,807
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, 04/02/29(n)		66	35,602
Standard Industries, Inc./New Jersey, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/22/28		73	72,768
Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/28(n)		90	90,282
Wilsonart LLC, 2021 Term Loan E, (3‑mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.70%, 12/31/26		338	338,255
Zurn LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 10/04/28		96	96,929

			2,141,436

Consumer Finance — 0.1%
GTCR W Merger Sub LLC, USD Term Loan B, 09/20/30(n)		202	202,758

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
Trans Union LLC
2019 Term Loan B5, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 11/16/26	USD	111	$110,770
2021 Term Loan B6, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 12/01/28		319	320,199
WEX, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR + 2.25%), 7.72%, 03/31/28		123	122,753

			756,480

Consumer Staples Distribution & Retail — 0.0%
U.S. Foods, Inc.
2019 Term Loan B, (1‑mo. CME Term SOFR + 2.00%), 7.47%, 09/13/26		41	40,486
2021 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.97%, 11/22/28		200	201,110

			241,596

Containers & Packaging — 0.1%
Charter Next Generation, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 12/01/27		458	459,660
LABL, Inc., 2021 USD 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.46%, 10/29/28		146	139,199
Mauser Packaging Solutions Holding Co., Term Loan B, (1‑mo. CME Term SOFR + 4.00%), 9.34%, 08/14/26		159	159,818
Pregis TopCo Corp., 1st Lien Term Loan, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 07/31/26		74	74,141
Trident TPI Holdings, Inc., 2021 Term Loan B3, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.61%, 09/15/28		149	148,531

			981,349

Distributors — 0.0%
PAI Holdco, Inc., 2020 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.39%, 10/28/27		202	187,907

Diversified Consumer Services — 0.1%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		82	70,173
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		117	114,799
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 11/24/28		216	216,088
KUEHG Corp., 2023 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 06/12/30		167	167,112
Learning Care Group U.S. No. 2, Inc., 2023 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 08/11/28		27	27,054
Sotheby’s, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		366	361,174

Security		Par (000)	Value

Diversified Consumer Services (continued)
Spring Education Group, Inc., Term Loan, (3‑mo. CME Term SOFR + 4.50%), 9.85%, 10/04/30	USD	194	$194,636
Wand NewCo 3, Inc., 2020 Term Loan, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 02/05/26		336	336,339

			1,487,375

Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 2023 TSA Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27(c)		180	171,000
Lumen Technologies, Inc., 2023 TSA Term Loan B, (3‑mo. CME Term SOFR + 2.25%), 7.71%, 03/15/27(c)		243	165,111
ORBCOMM, Inc., Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.81%, 09/01/28		147	139,153
Zayo Group Holdings, Inc., USD Term Loan, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		584	500,360

			975,624

Electronic Equipment, Instruments & Components — 0.0%
Coherent Corp., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 07/02/29		111	111,017
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, 07/31/28(n)		26	26,049
Roper Industrial Products Investment Co., USD Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29		328	328,370

			465,436

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 04/22/26		161	134,600
Aristocrat Technologies, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 05/24/29		11	11,502
Cirque Du Soleil Holding USA Newco, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 03/08/30		155	154,245
Creative Artists Agency LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.86%, 11/27/28		256	257,126
Delta 2 Lux SARL, 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.60%, 01/15/30		249	249,468
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.71%, 03/24/25		255	253,724
Live Nation Entertainment, Inc., Term Loan B4, (1- mo. CME Term SOFR + 1.75%), 7.21%, 10/19/26		450	448,668
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3‑mo. CME Term SOFR + 2.50%), 8.14%, 01/23/25		151	150,857
UFC Holdings LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.40%, 04/29/26		193	193,649
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 05/18/25		461	461,535
WMG Acquisition Corp., 2021 Term Loan G, (1‑mo. CME Term SOFR + 2.13%), 7.60%, 01/20/28		351	350,926

			2,666,300

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance & Security Service — 0.0%
Clean Harbors, Inc., 2021 Incremental Term Loan B, 0.00%, 10/08/28	USD	111	$111,445
Covanta Holding Corp.
2021 Term Loan C, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		6	6,264
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		82	82,160
GFL Environmental, Inc., 2023 First Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.91%, 05/31/27		80	79,807

			279,676

Financial Services — 0.2%
Belron Finance U.S. LLC
2018 Term Loan B, (3‑mo. CME Term SOFR + 2.25%), 7.88%, 11/13/25		368	368,247
2023 USD Term Loan, 04/13/28(c)(n)		178	178,439
Belron Luxembourg SARL, 2023 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.00%, 04/18/29		53	53,662
Cogeco Financing 2 LP, 2023 Term Loan B, (3‑mo. CME Term SOFR + 2.50%), 7.88%, 09/29/28		165	161,866
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3‑mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27		750	741,504
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		190	180,738
GIP Pilot Acquisition Partners LP, Term Loan, (3‑mo. CME Term SOFR + 3.00%), 8.39%, 10/04/30		37	36,969
UPC Financing Partnership, 2021 USD Term Loan AX, (1‑mo. CME Term SOFR + 3.00%), 8.48%, 01/31/29		45	44,875

			1,766,300

Food Products — 0.2%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1‑mo. CME Term SOFR + 3.75%), 9.22%, 10/01/25		200	191,312
Aramark Services, Inc.
2021 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.97%, 04/06/28		113	112,982
2023 Term Loan B6, (1‑mo. CME Term SOFR + 2.50%), 7.97%, 06/22/30		88	87,654
B&G Foods, Inc., 2019 Term Loan B4, (1‑mo. CME Term SOFR + 2.50%), 7.86%, 10/10/26		88	87,286
Chobani LLC
2020 Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.97%, 10/25/27		585	585,201
2023 Incremental Term Loan, (3‑mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		93	93,077
Froneri U.S., Inc., 2020 USD Term Loan, (1‑mo. CME Term SOFR + 2.25%), 7.71%, 01/29/27		560	560,610
H‑Food Holdings LLC, 2018 Term Loan B, (3‑mo. CME Term SOFR + 3.69%), 9.27%, 05/23/25		54	43,335
Nomad Foods U.S. LLC, Term Loan B4, (6‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/13/29		74	74,385

Security		Par (000)	Value

Food Products (continued)
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 06/08/28	USD	306	$306,853
UTZ Quality Foods LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR + 3.00%), 8.64%, 01/20/28		378	377,445

			2,520,140

Ground Transportation — 0.1%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.10%, 04/06/28		98	97,015
Avis Budget Car Rental LLC, 2020 Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.22%, 08/06/27		70	70,129
Genesee & Wyoming, Inc., Term Loan, (3‑mo. CME Term SOFR + 2.00%), 7.45%, 12/30/26		185	184,927
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3‑mo. CME Term SOFR + 5.50%), 11.15%, 08/04/25		77	67,427
Uber Technologies, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.12%, 03/03/30		237	238,188

			657,686

Health Care Equipment & Supplies — 0.2%
Avantor Funding, Inc., 2021 Term Loan B5, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 11/08/27		165	165,771
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		112	111,301
Bausch and Lomb, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		319	314,418
Curia Global, Inc., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.23%, 08/30/26		23	20,485
Femur Buyer, Inc., 1st Lien Term Loan, (3‑mo. CME Term SOFR + 4.50%), 10.11%, 03/05/26		106	95,098
Insulet Corp., Term Loan B, (1‑mo. CME Term SOFR + 3.25%), 8.72%, 05/04/28		110	109,964
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.40%, 10/19/27		242	235,563
Medline Borrower LP, USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28		755	757,911
Sotera Health Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 12/11/26		267	266,442

			2,076,953

Health Care Providers & Services — 0.3%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1‑mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 02/22/28		241	236,382
CHG Healthcare Services, Inc.
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 09/29/28		183	183,271
2023 Incremental Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.14%, 09/29/28		36	36,023
CNT Holdings I Corp., 2020 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 11/08/27		196	196,187

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Electron BidCo, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/01/28	USD	296	$296,144
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1‑mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 02/04/27		115	114,837
EyeCare Partners LLC, 2020 Term Loan, (3‑mo. CME Term SOFR + 3.75%), 9.39%, 02/18/27		197	95,297
Fortrea Holdings, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 07/01/30		51	50,660
ICON Luxembourg SARL, LUX Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		196	196,850
IQVIA, Inc., 2023 USD Term Loan B4, (3‑mo. CME Term SOFR + 2.00%), 7.35%, 01/02/31		159	159,455
MED ParentCo LP, 1st Lien Term Loan, (1‑mo. CME Term SOFR + 4.25%), 9.72%, 08/31/26		40	39,653
Phoenix Newco, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/15/28		366	368,265
Precision Medicine Group LLC, 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.45%, 11/18/27		152	149,877
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/01/28		117	108,575
Star Parent, Inc., Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		108	106,605
Surgery Center Holdings, Inc., 2023 Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.86%, 12/19/30		153	152,900
Vizient, Inc., 2022 Term Loan B7, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 05/16/29		32	31,565
WCG Intermediate Corp., 2019 Term Loan, (1‑mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.47%, 01/08/27		153	153,440

			2,675,986

Health Care Technology — 0.1%
AthenaHealth Group, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29		397	394,300
Gainwell Acquisition Corp., Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		364	353,463
Verscend Holding Corp., 2021 Term Loan B, (1‑mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		329	329,491

			1,077,254

Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP, 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.11%, 05/18/30		134	134,026

Hotels, Restaurants & Leisure — 0.5%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.22%, 02/02/26		250	232,182
Alterra Mountain Co., 2023 Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.21%, 05/31/30(c)		77	77,143

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Bally’s Corp., 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.93%, 10/02/28	USD	99	$93,379
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2023 Term Loan B5, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 09/20/30		337	337,027
Caesars Entertainment, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 02/06/30		139	139,146
Carnival Corp., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.36%, 08/08/27		120	120,495
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 03/17/28		183	182,527
City Football Group Ltd., Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 07/21/28		222	219,912
ECL Entertainment, LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30		62	61,891
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3‑mo. LIBOR US at 1.00% Floor + 3.00%), 8.61%, 03/08/24		458	446,913
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/27/29		588	587,865
Flutter Financing BV
2022 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 07/22/28		64	64,159
Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 11/25/30		407	407,338
Four Seasons Hotels Ltd., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 11/30/29		301	301,522
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 11/08/30		330	331,315
IRB Holding Corp., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 12/15/27		341	341,588
Light & Wonder International, Inc., 2022 USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.46%, 04/14/29		151	151,588
Packers Holdings LLC, 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 03/09/28		126	78,484
Penn Entertainment, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 05/03/29		193	193,459
Playa Resorts Holding BV, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 01/05/29		57	56,430
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/25/28		69	69,343

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 2020 Term Loan B, (1‑mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.71%, 02/08/27	USD	296	$296,538
Whatabrands LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/03/28		307	307,249
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.71%, 05/24/30		19	18,896

			5,116,389

Household Durables — 0.1%
AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 07/31/28(n)		183	183,630
Hunter Douglas, Inc., USD Term Loan B1, (3‑mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		327	325,537
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		312	278,976
Weber-Stephen Products LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 10/30/27		403	350,836

			1,138,979

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 07/31/30		147	146,521
Constellation Renewables LLC, 2020 Term Loan, (3‑mo. CME Term SOFR at 1.00% Floor + 2.50%), 8.15%, 12/15/27		233	232,845

			379,366

Industrial Conglomerates — 0.0%
JFL‑Tiger Acquisition Co., Inc., Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.40%, 10/17/30		69	69,000

Insurance — 0.3%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (3‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 11/06/30		753	755,192
AmWINS Group, Inc.
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 2.25%), 7.72%, 02/19/28		287	287,228
2023 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.22%, 02/19/28		54	54,544
Amynta Agency Borrower, Inc., 2023 1st Lien Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.61%, 02/28/28		178	178,281
AssuredPartners, Inc.
2020 Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		259	259,034
2023 Term Loan B4, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 02/12/27		73	72,921
Baldwin Risk Partners, LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/14/27		55	54,651
HUB International Ltd.
2022 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.37%, 11/10/29		74	74,485

Security		Par (000)	Value

Insurance (continued)
HUB International Ltd. (continued) 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.66%, 06/20/30	USD	464	$466,260
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30		143	143,418
Ryan Specialty Group LLC, Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 09/01/27		160	159,488
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 02/24/28		449	450,532
USI, Inc./New York
2023 Acquisition Term Loan, (3‑mo. CME Term SOFR + 3.25%), 8.60%, 09/27/30		62	61,864
2023 Refi Term Loan, (3‑mo. CME Term SOFR + 3.25%), 8.61%, 09/27/30		70	70,013
2023 Term Loan B, (3‑mo. CME Term SOFR + 3.00%) , 8.38%, 11/22/29		433	432,891

			3,520,802

Interactive Media & Services — 0.1%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		50	49,890
Adevinta ASA, USD Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.36%, 06/26/28		78	77,848
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.47%, 10/30/26		263	263,798
Grab Holdings, Inc., Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 01/29/26		118	117,856

			509,392

Internet Software & Services — 0.0%
Gen Digital, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.46%, 09/12/29		202	202,169

IT Services — 0.3%
Asurion LLC
2020 Term Loan B8, (1‑mo. CME Term SOFR + 3.25%), 8.71%, 12/23/26		291	289,616
2021 2nd Lien Term Loan B3, (1‑mo. CME Term SOFR + 5.25%), 10.72%, 01/31/28		175	166,395
2021 Second Lien Term Loan B4, (1‑mo. CME Term SOFR + 5.25%), 10.72%, 01/20/29		44	41,374
2023 Term Loan B11, (1‑mo. CME Term SOFR + 4.25%), 9.71%, 08/19/28		75	74,207
Camelot Finance SA, Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 10/30/26		234	233,939
Central Parent, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.35%, 07/06/29		387	388,304
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1‑mo. CME Term SOFR + 3.00%), 8.36%, 01/18/29		303	303,336
2023 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.21%, 02/06/26		477	478,050
Epicor Software Corp., 2020 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 07/30/27		110	110,633

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Go Daddy Operating Co. LLC
2021 Term Loan B4, (1‑mo. CME Term SOFR + 2.00%), 7.47%, 08/10/27	USD	124	$123,584
2022 Term Loan B5, (1‑mo. CME Term SOFR + 2.50%), 7.86%, 11/09/29		221	221,652
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		249	175,048
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		193	73,503
Venga Finance SARL, 2021 USD Term Loan B, 06/28/29(n)		82	80,360

			2,760,001

Leisure Products — 0.0%
Fender Musical Instruments Corp., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.46%, 12/01/28(c)		79	76,639
Peloton Interactive, Inc., Term Loan, (6‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		40	40,496
Topgolf Callaway Brands Corp., Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.96%, 03/15/30		129	128,891

			246,026
Machinery — 0.3%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.36%, 06/23/28		219	219,098
Columbus McKinnon Corp./New York, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 05/14/28		63	62,726
Doosan Bobcat North America, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.95%, 04/20/29		36	36,343
Filtration Group Corp.
2021 Incremental Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 10/21/28		132	131,708
2023 USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 10/21/28		296	296,548
Gardner Denver, Inc., 2020 USD Term Loan B2, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		206	206,704
Gates Global LLC, 2021 Term Loan B3, (1‑mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.96%, 03/31/27		299	298,874
Generac Power Systems, Inc., 2019 Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.19%, 12/13/26		40	39,950
Madison IAQ LLC, Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 06/21/28		449	447,252
SPX Flow, Inc., 2022 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		230	230,275
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		444	442,863

Security		Par (000)	Value

Machinery (continued)
Vertical U.S. Newco, Inc., Term Loan B, (6‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.38%, 07/30/27	USD	420	$420,542
Vertiv Group Corp., 2023 Term Loan B, (4‑mo. CME Term SOFR + 2.50%), 7.97%, 03/02/27		346	347,232

			3,180,115
Media — 0.2%
A L Parent LLC, 2023 Take Back Term Loan, (1‑mo. CME Term SOFR at 2.00% Floor + 5.50%), 10.86%, 06/30/28		50	48,594
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/21/28		154	154,526
Altice Financing SA, USD 2017 1st Lien Term Loan, (3‑mo. LIBOR US + 2.75%), 8.41%, 01/31/26		248	244,323
AVSC Holding Corp., 2020 Term Loan B1, (1‑mo. CME Term SOFR at 1.00% Floor + 3.25%, 0.25% PIK), 9.21%, 03/03/25		183	178,672
Charter Communications Operating, LLC, 2023 Term Loan B4, (1‑mo. CME Term SOFR + 2.00%), 7.36%, 12/07/30		157	155,943
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3‑mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		164	161,847
CSC Holdings LLC, 2019 Term Loan B5, (1‑mo. LIBOR US + 2.50%), 7.98%, 04/15/27		313	296,147
DirecTV Financing LLC, Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		319	318,300
NEP Group, Inc., 2018 1st Lien Term Loan, (3‑mo. CME Term SOFR + 3.25%), 8.72%, 10/20/25		188	177,553
Radiate Holdco LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		375	298,908
Sinclair Television Group, Inc., 2022 Term Loan B4, (1‑mo. CME Term SOFR + 3.75%), 9.21%, 04/21/29		113	91,862
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1‑mo. CME Term SOFR + 3.25%), 8.73%, 01/31/29		225	224,258
Voyage Digital NZ, USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.37%, 05/11/29(c)		100	99,889
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR + 2.50%), 7.98%, 04/30/28		126	125,505

			2,576,327
Oil, Gas & Consumable Fuels — 0.1%
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		438	437,657
M6 ETX Holdings II Midco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		26	25,699
Medallion Midland Acquisition LP, 2023 Term Loan, 10/18/28(n)		260	260,374
New Fortress Energy, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		230	225,975
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/05/28		363	363,468

			1,313,173

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Paper & Forest Products — 0.0%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 09/07/27	USD	295	$295,557

Passenger Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		392	402,432
Air Canada, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 08/11/28		368	368,965
American Airlines, Inc.
2023 1st Lien Term Loan, (3‑mo. CME Term SOFR + 3.50%), 8.87%, 06/04/29		62	62,077
Series AA, 2017 1st Lien Term Loan, (3‑mo. CME Term SOFR + 1.75%), 7.11%, 01/29/27		302	298,998
Series AA, 2023 Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.60%, 02/15/28		277	276,646
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 06/21/27		262	270,386
United Airlines, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/21/28		349	350,162
WestJet Airlines Ltd., Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.46%, 12/11/26		96	95,140

			2,124,806
Personal Care Products — 0.1%
Sunshine Luxembourg VII SARL, 2021 USD Term Loan B3, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.95%, 10/01/26		832	835,720

Pharmaceuticals — 0.1%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		123	121,383
Bausch Health Americas, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.71%, 02/01/27		139	112,931
Elanco Animal Health, Inc., Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.19%, 08/01/27		296	293,948
Jazz Financing Lux SARL, USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 05/05/28		264	265,118
Option Care Health, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 10/27/28		108	108,427
Organon & Co., USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 06/02/28		197	197,020
Perrigo Investments LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 04/20/29		115	114,279
PRA Health Sciences, Inc., US Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		49	49,045

			1,262,151
Professional Services — 0.2%
AlixPartners LLP, 2021 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 02/04/28		220	220,454

Security		Par (000)	Value

Professional Services (continued)
ASGN, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 08/30/30	USD	50	$50,050
CoreLogic, Inc.
2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.50%), 11.97%, 06/04/29		100	89,063
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		534	517,974
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		76	75,102
2022 USD Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		164	162,721
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 04/28/28		222	222,477
Galaxy U.S. Opco, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29(c)		241	197,661
VS Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.25%), 8.71%, 02/28/27		257	257,187

			1,792,689
Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 08/21/25		12	11,682
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 01/31/30		141	140,236
2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30(c)		109	108,728

			260,646
Semiconductors & Semiconductor Equipment — 0.0%
MKS Instruments, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.84%, 08/17/29		225	225,072
Synaptics, Inc., Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.87%, 12/02/28		110	109,034

			334,106
Software — 0.6%
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/18/26		74	74,163
Barracuda Networks, Inc., 2022 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 08/15/29		117	113,923
CCC Intelligent Solutions, Inc., Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/21/28		184	184,126
Cloud Software Group, Inc., 2022 USD Term Loan B, (3‑mo. CME Term SOFR + 4.50%), 9.95%, 03/30/29		850	829,037
Cloudera, Inc.
2021 Second Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		113	107,726
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/08/28		89	87,852

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Software (continued)
Cornerstone OnDemand, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 10/16/28	USD	79		$76,332
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.62%, 12/01/28		45		44,989
2020 Term Loan B, (6‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.12%, 12/01/27		—	(o)	2
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 12/01/27		380		381,767
Helios Software Holdings, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.70%, 07/18/30		153		152,236
Informatica LLC, 2021 USD Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 10/27/28		420		420,247
McAfee Corp., 2022 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		370		367,816
MH Sub I LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		247		228,960
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		644		631,853
Playtika Holding Corp., 2021 Term Loan, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 03/13/28		230		229,127
Polaris Newco LLC, USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		606		596,695
Proofpoint, Inc., 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 08/31/28		557		556,797
RealPage, Inc., 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 04/24/28		805		797,464
Severin Acquisition LLC, 2018 Term Loan B, (3‑mo. CME Term SOFR + 3.25%), 8.63%, 08/01/27		157		157,048
Sophia LP, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		288		288,539
UKG, Inc.
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		112		112,459
2021 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.76%, 05/04/26		279		279,280
Veritas U.S., Inc., 2021 USD Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.47%, 09/01/25		268		222,096

				6,940,534
Specialty Retail — 0.1%
EG America LLC, 2021 Term Loan, (1‑mo. SOFR OIS CMPD + 4.25%), 9.99%, 03/31/26		160		158,821
Mavis Tire Express Services Corp., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 05/04/28		310		310,336
PetSmart LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/11/28		396		390,737

Security		Par (000)	Value

Specialty Retail (continued)
Pilot Travel Centers LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 08/04/28	USD	177	$177,591
Restoration Hardware, Inc.
2022 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/20/28		89	86,542
Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.97%, 10/20/28		90	87,785

			1,211,812
Textiles, Apparel & Luxury Goods — 0.0%
Crocs, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.50%, 02/20/29		79	78,927
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/24/28(c)		96	95,310
Hanesbrands, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 03/08/30(c)		57	57,421

			231,658
Trading Companies & Distributors — 0.1%
Core & Main LP, 2021 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.99%, 07/27/28		553	552,276
TMK Hawk Parent Corp., 2020 Super Priority Second Out Term Loan B, (3‑mo. CME Term SOFR + 3.50%), 9.14%, 08/28/24(c)		120	74,503

			626,779
Transportation Infrastructure — 0.0%
Apple Bidco LLC
2021 Term Loan, (1‑week CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 09/22/28		154	153,391
2022 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28		158	158,431
OLA Netherlands BV, Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.71%, 12/15/26		121	120,494

			432,316
Wireless Telecommunication Services — 0.2%
Altice France SA/France, 2023 USD Term Loan B14, (3‑mo. CME Term SOFR + 5.50%), 10.89%, 08/15/28		199	178,299
Connect Finco SARL, 2021 Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.86%, 12/11/26		740	739,723
Digicel International Finance Ltd.
2017 Term Loan B, (3‑mo. LIBOR US + 2.25%), 10.75%, 05/28/24		101	93,278
2017 Term Loan B1, 05/27/24(n)		4	4,053
GOGO Intermediate Holdings LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/30/28		63	63,174

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Iridium Satellite LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.86%, 09/20/30	USD	338	$338,326
SBA Senior Finance II LLC, 2018 Term Loan B, (1- mo. CME Term SOFR + 1.75%), 7.21%, 04/11/25		247	247,281

			1,664,134

Total Floating Rate Loan Interests — 6.9% (Cost: $74,803,134)			74,211,228

Foreign Agency Obligations

Brazil — 0.5%
Brazilian Government International Bond, 5.00%, 01/27/45		6,525	5,301,562

China — 0.0%
China Development Bank/Hong Kong, 2.00%, 02/16/27(g)		200	186,786
Export-Import Bank of China, 3.38%, 03/14/27(g)		200	194,608

			381,394

Colombia — 0.3%
Colombia Government International Bond, 5.63%, 02/26/44(f)		4,000	3,352,500

Hong Kong — 0.0%
Airport Authority, 3.25%, 01/12/52		200	153,082

India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28(g)		200	191,802

Indonesia — 0.6%
Indonesia Government International Bond
5.88%, 01/15/24(b)		4,400	4,394,104
4.65%, 09/20/32		250	249,609
4.85%, 01/11/33(f)		200	204,062
5.25%, 01/17/42(g)		200	208,075
4.75%, 07/18/47(g)		200	196,375
3.70%, 10/30/49		200	166,813
3.50%, 02/14/50		200	160,688
Perusahaan Penerbit SBSN Indonesia III(g)
1.50%, 06/09/26		200	184,625
4.40%, 06/06/27		200	198,750

			5,963,101

Mexico — 0.5%
Mexico Government International Bond, 4.75%, 03/08/44(f)		5,800	4,971,687

Pakistan — 0.1%
Pakistan Government International Bond(g)
6.00%, 04/08/26		450	316,547
7.38%, 04/08/31		200	121,187

			437,734

Philippines — 0.0%
Philippines Government International Bond
3.70%, 03/01/41		300	257,063
2.65%, 12/10/45		200	141,375

			398,438

Security		Par (000)	Value

Saudi Arabia — 0.0%
Saudi Government International Bond(g)
4.00%, 04/17/25	USD	200	$196,688
4.50%, 10/26/46		200	176,500

			373,188

South Korea — 0.1%
Export-Import Bank of Korea
0.63%, 06/29/24		250	244,345
1.63%, 01/18/27		200	183,370
Korea Development Bank
3.75%, 01/22/24		200	199,964
2.00%, 02/24/25		200	193,542
4.38%, 02/15/33		200	196,948
Korea Expressway Corp., 1.13%, 05/17/26(g)		200	183,086

			1,201,255

United Arab Emirates — 0.0%
Sharjah Sukuk Program Ltd., 6.09%, 03/19/34		250	261,797

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50(f)		3,500	3,507,656

Total Foreign Agency Obligations — 2.4% (Cost: $28,837,390)			26,495,196

		Shares

Investment Companies

Fixed Income Funds — 0.2%
Invesco Senior Loan ETF		120,000	2,541,600

Total Investment Companies — 0.2% (Cost: $2,508,761)			2,541,600

		Par (000)

Municipal Bonds

New York — 1.0%
Metropolitan Transportation Authority, RB, BAB, 6.55%, 11/15/31	USD	10,000	10,611,973

Total Municipal Bonds — 1.0% (Cost: $9,833,900)			10,611,973

Preferred Securities

Capital Trusts — 11.2%

Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70%(a)(i)		2,565	2,368,754

Banks — 7.8%
Bank of East Asia Ltd., 5.83%(a)(g)(i)		750	650,156
Barclays PLC
9.63%		3,340	3,469,425
4.38%(a)(i)		1,630	1,267,171
8.00%(a)(i)		4,500	4,469,060
BNP Paribas SA(a)(b)(i)
4.63%		13,999	11,275,871

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
BNP Paribas SA(a)(b)(i) (continued)
7.38%	USD	4,535	$4,541,299
Credit Agricole SA, 8.13%(a)(b)(f)(i)		5,000	5,092,120
HDFC Bank Ltd., 3.70%(a)(g)(i)		200	181,813
HSBC Capital Funding Dollar 1 LP, 10.18%(a)(b)(i)		11,835	14,993,975
Industrial & Commercial Bank of China Ltd., 3.20%(a)(g)(i)		300	282,000
ING Groep NV, 3.88%(a)(i)		1,808	1,462,219
JPMorgan Chase & Co., 8.75%, 09/01/30(f)		2,000	2,399,525
Kasikornbank PCL/Hong Kong, 4.00%(a)(g)(i)		300	264,937
Lloyds Banking Group PLC, 7.50%(a)(i)		8,285	8,113,422
Macquarie Bank Ltd., 6.13%(a)(b)(i)		1,885	1,751,075
Mitsubishi UFJ Financial Group, Inc., 8.20%, 12/31/79(a)		425	461,122
NatWest Group PLC, 8.00%(a)(i)		970	973,055
Nordea Bank Abp, 6.63%(a)(b)(i)		5,540	5,477,586
PNC Financial Services Group, Inc., Series V, 6.20%(a)(f)(i)		5,529	5,375,503
Rizal Commercial Banking Corp., 6.50%(a)(g)(i)		700	659,372
State Street Corp., Series F, 9.24%(a)(i)		618	622,828
TMBThanachart Bank PCL, 4.90%(a)(g)(i)		700	682,500
UBS Group AG(a)(b)(i)
9.25%		1,640	1,817,555
7.00%		7,500	7,497,686
Wells Fargo & Co., Series S, 5.90%(a)(i)		281	278,038

			84,059,313
Electric Utilities — 0.7%
PPL Capital Funding, Inc., Series A, 8.27%, 03/30/67(a)		8,300	7,738,393

Financial Services — 0.0%
NWD Finance BVI Ltd., 4.13%(a)(g)(i)		209	110,770

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(a)(b)(f)(i)		481	473,785

Insurance — 1.7%
ACE Capital Trust II, 9.70%, 04/01/30(f)		7,000	8,218,476
Equitable of Iowa Cos Capital Trust II, Series B, 8.42%, 04/01/27		5,000	4,760,370
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52(a)(g)		200	196,062
MetLife, Inc., 6.40%, 12/15/66(f)		5,000	5,156,350

			18,331,258
Oil, Gas & Consumable Fuels — 0.2%
Enterprise Products Operating LLC, 8.42%, 06/01/67(a)		2,500	2,365,202

Passenger Airlines(a)(g)(i) — 0.0%
Airport Authority
2.10%		200	186,392
2.40%		200	176,700

			363,092
Transportation Infrastructure — 0.0%
Royal Capital BV, 5.00%(a)(g)(i)		200	194,625

Security		Par (000)	Value

Wireless Telecommunication Services — 0.5%
Vodafone Group PLC, 7.00%, 04/04/79(a)	USD	4,745	$4,892,114

			120,897,306

		Shares

Preferred Stocks — 1.0%

Capital Markets — 0.5%
State Street Corp., Series D, 5.90%(a)(i)		220,495	5,518,990

Interactive Media & Services — 0.5%
ByteDance Ltd., Series E‑1, (Acquired 11/11/20, Cost: $3,403,593)(c)(d)(e)		31,062	5,069,213

			10,588,203

Total Preferred Securities — 12.2% (Cost: $136,101,107)			131,485,509

		Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 7.1%
Uniform Mortgage-Backed Securities, 4.50%, 01/16/54(p)	USD	79,260	76,826,471

Total U.S. Government Sponsored Agency Securities — 7.1% (Cost: $75,179,348)			76,826,471

		Shares

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)(d)		321	—

Total Warrants — 0.0% (Cost: $ — )			—

Total Long-Term Investments — 157.9% (Cost: $1,718,601,293)			1,708,169,241

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T‑Fund, Institutional Class, 5.26%(q)(r)	16,341,334	$16,341,334

Total Short-Term Securities — 1.5% (Cost: $16,341,334)		16,341,334

Options Purchased — 0.0% (Cost: $1,103,698)		310,279

Total Investments Before Options Written — 159.4% (Cost: $1,736,046,325)		1,724,820,854

Options Written — (0.0)% (Premiums Received: $(342,511))		(83,384)

Total Investments, Net of Options Written — 159.4% (Cost: $1,735,703,814)		1,724,737,470

Liabilities in Excess of Other Assets — (59.4)%		(642,645,249)

Net Assets — 100.0%		$1,082,092,221

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non‑income producing security.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,099,600, representing 0.5% of its net assets as of period end, and an original cost of $3,412,572.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Payment‑in‑kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Rounds to less than 1,000.
(p)	Represents or includes a TBA transaction.
(q)	Affiliate of the Trust.
(r)	Annualized 7‑day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub‑classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T‑Fund, Institutional Class	$8,145,069	$8,196,265	(a)	$—	$—	$—	$16,341,334	16,341,334	$464,189	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
TD Securities (USA) LLC	5.49	%(b)	11/08/23	Open		$5,497,087	$5,533,734	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	4.50		11/14/23	01/04/24		533,610	536,745	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.25		11/14/23	01/04/24		1,500,000	1,510,281	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.35		11/14/23	01/04/24		1,124,077	1,131,929	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		165,000	166,163	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		1,076,250	1,083,838	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		454,125	457,327	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		691,668	696,589	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		853,125	859,195	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		244,784	246,526	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		504,400	507,989	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		343,915	346,362	Capital Trusts	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		541,061	544,911	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/15/23	01/04/24		1,248,390	1,257,084	Corporate Bonds	Up to 30 Days

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
J.P. Morgan Securities LLC	5.45%		11/15/23	01/04/24	$874,500	$880,590	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	4.75		11/15/23	01/10/24	476,442	479,334	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.40		11/15/23	01/10/24	2,660,698	2,679,056	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24	2,458,837	2,475,961	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24	4,000,000	4,027,856	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.49		11/15/23	01/10/24	4,762,100	4,795,506	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.49		11/15/23	01/10/24	2,283,930	2,299,952	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.49		11/15/23	01/10/24	1,975,000	1,988,855	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.49		11/15/23	01/10/24	3,101,750	3,123,509	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.49		11/15/23	01/10/24	1,091,200	1,098,855	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.49		11/15/23	01/10/24	1,130,625	1,138,556	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.50		11/15/23	01/10/24	3,619,723	3,645,162	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	1.00	(b)	11/15/23	Open	150,635	150,827	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.37	(b)	11/15/23	Open	3,154,050	3,175,692	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.50	(b)	11/15/23	Open	155,750	156,845	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	11/15/23	Open	954,034	960,629	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	11/15/23	Open	681,430	686,167	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.00	(b)	11/15/23	Open	185,138	186,321	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	283,943	285,931	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	214,438	215,939	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	491,040	494,478	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	963,991	970,741	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	384,979	387,674	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	955,000	961,687	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	445,570	448,690	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open	541,748	545,541	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.50	(b)	11/15/23	Open	1,561,720	1,572,695	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.50	(b)	11/15/23	Open	424,575	427,559	Corporate Bonds	Open/Demand
BofA Securities, Inc.	0.00		11/16/23	01/11/24	716,107	716,107	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	2.50		11/16/23	01/11/24	628,343	630,306	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.00		11/16/23	01/11/24	5,077,500	5,102,888	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.15		11/16/23	01/11/24	425,915	428,124	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.25		11/16/23	01/11/24	207,141	208,241	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.50		11/16/23	01/11/24	263,139	264,619	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.10		11/16/23	01/11/24	397,585	400,120	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.20		11/16/23	01/11/24	496,811	500,041	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24	1,308,300	1,316,886	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24	468,019	471,090	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24	143,348	144,288	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24	1,878,125	1,890,450	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24	900,622	906,645	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24	735,435	740,353	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24	1,755,930	1,767,673	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24	1,343,655	1,352,641	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24	702,545	707,244	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24	1,471,860	1,481,703	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	278,005	279,882	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	585,000	588,949	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	490,875	494,188	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	224,031	225,543	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	98,525	99,190	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	100,463	101,141	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	174,563	175,741	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	1,522,875	1,533,154	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	455,813	458,889	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	172,200	173,362	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	2,822,400	2,841,451	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	961,410	967,900	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	400,403	403,105	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	747,500	752,546	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	324,743	326,935	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	548,760	552,464	Corporate Bonds	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BofA Securities, Inc.	5.40%		11/16/23	01/11/24	$1,698,742	$1,710,209	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	1,318,377	1,327,277	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	1,077,790	1,085,065	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24	1,117,500	1,125,043	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	825,845	831,472	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	401,613	404,348	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	4,717,960	4,750,101	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	706,781	711,597	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	826,746	832,378	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	377,010	379,578	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	3,014,531	3,035,068	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	523,005	526,568	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	6,571,875	6,616,646	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	2,256,791	2,272,166	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	310,643	312,759	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	3,950,000	3,976,909	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	333,125	335,394	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	1,232,105	1,240,499	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	1,016,250	1,023,173	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	3,725,000	3,750,377	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	1,837,500	1,850,018	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	2,618,650	2,636,490	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	868,035	873,948	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24	599,885	603,972	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.48		11/16/23	01/11/24	2,812,500	2,831,766	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.48		11/16/23	01/11/24	2,658,750	2,676,962	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.49		11/16/23	01/11/24	5,065,425	5,100,186	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	701,663	706,486	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	193,380	194,709	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	164,045	165,173	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	279,698	281,620	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	274,060	275,944	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	11,415,000	11,493,478	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	4,648,926	4,680,888	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	9,522,375	9,587,841	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	6,656,306	6,702,068	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	4,585,000	4,616,522	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24	4,731,900	4,764,432	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.33		11/16/23	01/11/24	946,050	952,353	Corporate Bonds	Up to 30 Days
Nomura Securities International, Inc.	4.50	(b)	11/24/23	Open	215,584	216,527	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.25	(b)	11/24/23	Open	190,593	191,566	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/24/23	Open	973,417	979,048	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	11/29/23	Open	3,897,611	3,915,800	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/29/23	Open	1,895,000	1,904,180	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/29/23	Open	169,250	170,074	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.45		11/30/23	01/04/24	32,143	32,293	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.80		11/30/23	01/11/24	2,156,250	2,165,163	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.35		11/30/23	01/11/24	608,025	610,826	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/30/23	01/11/24	2,840,230	2,853,315	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/30/23	01/11/24	958,551	962,967	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/30/23	01/11/24	4,069,565	4,088,313	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24	306,565	307,991	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24	322,740	324,241	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/30/23	01/11/24	869,666	873,785	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.45	(b)	11/30/23	Open	303,180	304,603	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.35		12/01/23	01/11/24	2,038,063	2,046,543	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/01/23	01/11/24	1,566,565	1,573,145	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/01/23	01/11/24	792,825	796,155	Corporate Bonds	Up to 30 Days
RBC Capital Markets, LLC	5.50	(b)	12/01/23	Open	8,410,000	8,445,976	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.45		12/06/23	01/11/24	241,000	241,912	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.15	(b)	12/08/23	Open	113,314	113,654	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.40	(b)	12/08/23	Open	625,255	627,224	Corporate Bonds	Open/Demand

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
J.P. Morgan Securities LLC	5.45%		12/13/23	01/04/24	$366,522	$367,520	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		12/13/23	01/04/24	155,093	155,516	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	4.50		12/13/23	01/10/24	647,219	648,675	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.50		12/13/23	01/11/24	567,188	568,180	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/13/23	01/11/24	512,070	513,453	Corporate Bonds	Up to 30 Days
BNP Paribas SA	4.75	(b)	12/13/23	Open	2,744,885	2,751,404	Corporate Bonds	Open/Demand
BNP Paribas SA	5.30	(b)	12/13/23	Open	625,118	626,774	Corporate Bonds	Open/Demand
BNP Paribas SA	5.32	(b)	12/13/23	Open	1,875,500	1,880,489	Corporate Bonds	Open/Demand
BNP Paribas SA	5.35	(b)	12/13/23	Open	486,000	487,300	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	12/13/23	Open	209,028	209,589	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/13/23	Open	80,270	80,486	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/13/23	Open	679,725	681,557	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/13/23	Open	2,082,685	2,088,298	Corporate Bonds	Open/Demand
BNP Paribas SA	5.40	(b)	12/13/23	Open	1,006,445	1,009,162	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	12/13/23	Open	629,213	630,915	Corporate Bonds	Open/Demand
BNP Paribas SA	5.42	(b)	12/13/23	Open	1,926,562	1,931,783	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	12/13/23	Open	352,106	353,064	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	12/13/23	Open	1,912,500	1,917,702	Capital Trusts	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	527,730	529,168	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	337,000	337,918	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	713,639	715,583	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	223,550	224,159	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	368,945	369,950	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	378,500	379,531	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	4,846,875	4,860,083	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/13/23	Open	491,033	492,371	Corporate Bonds	Open/Demand
BNP Paribas SA	5.46	(b)	12/13/23	Open	1,916,705	1,921,938	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/13/23	Open	982,695	985,383	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/13/23	Open	902,500	904,968	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/13/23	Open	681,703	683,567	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/13/23	Open	520,220	521,645	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/13/23	Open	308,848	309,694	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/13/23	Open	714,298	716,255	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/13/23	Open	455,033	456,282	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/13/23	Open	258,515	259,225	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/13/23	Open	345,030	345,977	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/13/23	Open	531,895	533,355	Corporate Bonds	Open/Demand
BNP Paribas SA	5.50	(b)	12/13/23	Open	8,371,650	8,394,672	Corporate Bonds	Open/Demand
BNP Paribas SA	5.50	(b)	12/13/23	Open	2,537,500	2,544,478	Corporate Bonds	Open/Demand
BNP Paribas SA	5.50	(b)	12/13/23	Open	4,500,000	4,512,375	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/13/23	Open	174,600	175,071	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	12/13/23	Open	791,940	794,019	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	12/13/23	Open	1,255,457	1,258,753	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/13/23	Open	1,226,067	1,229,347	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/13/23	Open	458,380	459,606	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/13/23	Open	837,500	839,782	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/13/23	Open	4,278,000	4,289,658	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/13/23	Open	845,000	847,303	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/13/23	Open	1,595,000	1,599,346	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/13/23	Open	2,888,812	2,896,685	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/13/23	Open	4,258,020	4,269,623	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/13/23	Open	407,500	408,610	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.50	(b)	12/13/23	Open	167,750	168,127	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/13/23	Open	3,212,249	3,220,842	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/13/23	Open	478,750	480,031	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	1,203,152	1,206,449	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	172,244	172,716	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	130,250	130,607	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	226,800	227,421	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	706,556	708,492	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	186,030	186,540	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	220,825	221,430	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Nomura Securities International, Inc.	5.48	%(b)	12/13/23	Open	$160,628	$161,068	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	641,874	643,632	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	155,779	156,206	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	180,540	181,035	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	193,219	193,748	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	493,509	494,861	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	555,391	556,913	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	448,050	449,278	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	284,563	285,342	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	279,518	280,283	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	437,895	439,095	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	930,000	932,548	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	205,718	206,281	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	1,835,000	1,840,028	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/13/23	Open	373,750	374,774	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/13/23	Open	11,387,500	11,418,816	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/13/23	Open	5,195,062	5,209,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/13/23	Open	14,018,500	14,057,051	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.48	(b)	12/13/23	Open	5,803,437	5,819,339	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,861,562	3,872,163	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,683,412	1,688,033	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,452,310	3,461,787	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,331,250	4,343,139	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,075,469	3,083,911	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,066,000	1,068,926	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,884,094	4,897,501	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	578,463	580,050	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	809,051	811,272	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	5,927,216	5,943,486	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,037,287	2,042,880	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,144,450	2,150,337	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,012,500	4,023,514	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,644,100	2,651,358	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,458,785	1,462,789	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	597,715	599,356	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	842,737	845,051	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,023,125	3,031,423	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	583,918	585,520	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,908,000	1,913,237	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,943,662	1,948,998	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	5,010,205	5,023,958	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	888,250	890,688	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	507,896	509,290	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	5,850,394	5,866,453	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,239,962	1,243,366	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,077,300	1,080,257	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	10,925,000	10,954,989	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,453,312	4,465,537	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,518,316	4,530,719	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,157,006	3,165,672	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,864,276	2,872,139	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,145,000	3,153,633	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,971,687	2,979,845	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,806,250	3,816,698	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,372,662	2,379,175	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,372,700	2,379,213	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,667,500	3,677,567	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	810,469	812,694	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	6,683,350	6,701,696	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	6,957,675	6,976,774	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,062,500	3,070,907	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	5,632,500	5,647,961	Corporate Bonds	Open/Demand

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
TD Securities (USA) LLC	5.49	%(b)	12/13/23	Open	$623,200	$624,911	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	8,867,775	8,892,117	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,610,000	3,619,909	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,305,000	2,311,327	Capital Trusts	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	575,825	577,406	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,846,602	2,854,416	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,559,375	2,566,400	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	437,363	438,563	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	842,162	844,474	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,950,325	2,958,424	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,348,600	1,352,302	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	5,031,250	5,045,061	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,743,437	4,756,458	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	6,605,662	6,623,795	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	3,435,840	3,445,271	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,950,212	4,963,801	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	588,965	590,582	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,160,000	2,165,929	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,856,575	2,864,416	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,339,700	2,346,122	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	1,658,437	1,662,990	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	4,076,944	4,088,135	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,338,119	2,344,537	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	369,630	370,645	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	7,875,000	7,896,617	Capital Trusts	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,851,875	2,859,703	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	2,677,812	2,685,163	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/13/23	Open	911,232	913,734	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	12/13/23	Open	6,490,645	6,508,494	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	12/13/23	Open	5,141,937	5,156,078	Corporate Bonds	Open/Demand
BNP Paribas SA	5.00	(b)	12/15/23	Open	937,750	939,573	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	12/15/23	Open	4,301,550	4,310,533	Corporate Bonds	Open/Demand
BNP Paribas SA	5.43	(b)	12/15/23	Open	580,580	581,806	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/15/23	Open	704,126	705,619	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/15/23	Open	397,380	398,227	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/15/23	Open	740,480	742,058	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/15/23	Open	1,736,095	1,739,795	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.45	(b)	12/15/23	Open	4,637,719	4,647,548	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.15		12/20/23	01/11/24	890,417	891,946	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		12/20/23	01/11/24	1,809,094	1,812,260	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		12/20/23	01/11/24	473,441	474,286	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/20/23	01/11/24	235,620	236,044	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		12/20/23	01/11/24	1,958,466	1,962,024	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		12/20/23	01/11/24	3,576,807	3,583,305	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.42	(b)	12/20/23	Open	1,778,902	1,781,849	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/20/23	Open	358,125	358,727	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/20/23	Open	1,296,450	1,298,823	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/22/23	Open	197,694	197,993	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	238,453	238,819	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	135,563	135,771	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	287,263	287,705	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	114,500	114,676	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	220,663	221,002	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	172,125	172,390	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	881,059	882,415	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	345,425	345,957	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	128,486	128,684	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	100,380	100,534	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	545,265	546,104	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	468,868	469,589	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open	132,525	132,729	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas SA	5.54	%(b)	12/22/23	Open	$168,100	$168,359	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/26/23	Open	169,928	170,061	Corporate Bonds	Open/Demand

					$588,465,435	$590,829,426

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10‑Year U.S. Treasury Note	846	03/19/24	$95,505	$3,091,775
2‑Year U.S. Treasury Note	394	03/28/24	81,130	775,187
5‑Year U.S. Treasury Note	1,052	03/28/24	114,430	2,451,749

				6,318,711

Short Contracts
10‑Year U.S. Ultra Long Treasury Note	647	03/19/24	76,356	(3,445,791)
U.S. Long Bond	1,010	03/19/24	126,187	(9,188,456)
Ultra U.S. Treasury Bond	92	03/19/24	12,291	(1,095,830)

				(13,730,077)

				$(7,411,366)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,709,086	EUR	1,554,000	Deutsche Bank AG	03/20/24	$(11,727)
USD	94,226	GBP	74,000	Natwest Markets PLC	03/20/24	(134)

						$(11,861)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
3‑Month SOFR Future	910	03/15/24	USD	95.50	USD	216,148	$108,062

Put
SPDR S&P 500 ETF Trust	417	01/19/24	USD	465.00	USD	19,820	58,172
SPDR S&P 500 ETF Trust	342	02/16/24	USD	460.00	USD	16,256	102,429
SPDR S&P 500 ETF Trust	102	03/15/24	USD	455.00	USD	4,848	41,616

							202,217

							$310,279

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
3‑Month SOFR Future	910	03/15/24	USD	97.00	USD	216,148	$(34,125)

Put
SPDR S&P 500 ETF Trust	417	01/19/24	USD	445.00	USD	19,820	(12,718)
SPDR S&P 500 ETF Trust	342	02/16/24	USD	430.00	USD	16,256	(27,361)
SPDR S&P 500 ETF Trust	102	03/15/24	USD	405.00	USD	4,848	(9,180)

							(49,259)

							$(83,384)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	USD	54,450	$(3,278,854)	$(423,934)	$(2,854,920)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(423,934)	$—	$(2,854,920)	$—
Options Written	N/A	N/A	259,127	—	(83,384)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$6,318,711	$—	$6,318,711
Options purchased
Investments at value — unaffiliated(b)	—	—	202,217	—	108,062	—	310,279

	$—	$—	$202,217	$—	$6,426,773	$—	$6,628,990

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$13,730,077	$—	$13,730,077
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	11,861	—	—	11,861
Options written
Options written at value	—	—	49,259	—	34,125	—	83,384
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	2,854,920	—	—	—	—	2,854,920

	$—	$2,854,920	$49,259	$11,861	$13,764,202	$—	$16,680,242

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$170,050	$—	$6,879,360	$—	$7,049,410
Forward foreign currency exchange contracts	—	—	—	(7,308)	—	—	(7,308)
Options purchased(a)	—	—	(3,476,144)	—	—	—	(3,476,144)
Options written	—	—	2,040,163	—	—	—	2,040,163
Swaps	—	(5,029,711)	—	—	(2,811,976)	—	(7,841,687)

	$—	$(5,029,711)	$(1,265,931)	$(7,308)	$4,067,384	$—	$(2,235,566)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(8,551,702)	$—	$(8,551,702)
Forward foreign currency exchange contracts	—	—	—	(11,861)	—	—	(11,861)
Options purchased(b)	—	—	(38,432)	—	(644,672)	—	(683,104)
Options written	—	—	(10,496)	—	214,141	—	203,645
Swaps	—	(2,272,047)	—	—	5,074,148	—	2,802,101

	$—	$(2,272,047)	$(48,928)	$(11,861)	$(3,908,085)	$—	$(6,240,921)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$314,451,435
Average notional value of contracts — short	$232,274,701
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,609,243
Options:
Average value of option contracts purchased	$830,113
Average value of option contracts written	$167,609
Credit default swaps:
Average notional value — buy protection	$81,662,500
Interest rate swaps:
Average notional value — receives fixed rate	$—	(a)

(a)	Derivative financial instrument not held at any quarter‑end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$414,758		$—
Forward foreign currency exchange contracts	—		11,861
Options	310,279	(a)	83,384
Swaps — centrally cleared	29,074		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	754,111		95,245

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(754,111)		(83,384)

Total derivative assets and liabilities subject to an MNA	$—		$11,861

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non‑Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(b)
Deutsche Bank AG	$11,727	$—	$—	$—	$11,727
Natwest Markets PLC	134	—	—	—	134

	$11,861	$—	$—	$—	$11,861

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$163,186,814	$1,500,150	$164,686,964
Common Stocks	—	58,536	54,657	113,193
Corporate Bonds	—	1,221,197,107	—	1,221,197,107
Floating Rate Loan Interests	—	72,338,587	1,872,641	74,211,228
Foreign Agency Obligations	—	26,495,196	—	26,495,196
Investment Companies	2,541,600	—	—	2,541,600
Municipal Bonds	—	10,611,973	—	10,611,973
Preferred Securities
Capital Trusts	—	120,897,306	—	120,897,306
Preferred Stocks	5,518,990	—	5,069,213	10,588,203
U.S. Government Sponsored Agency Securities	—	76,826,471	—	76,826,471
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	16,341,334	—	—	16,341,334
Options Purchased
Equity Contracts	202,217	—	—	202,217
Interest Rate Contracts	108,062	—	—	108,062
Unfunded Floating Rate Loan Interests(a)	—	—	120	120

	$24,712,203	$1,691,611,990	$8,496,781	$1,724,820,974

Derivative Financial Instruments(b)
Assets
Interest Rate Contracts	$6,318,711	$—	$—	$6,318,711
Liabilities
Credit Contracts	—	(2,854,920)	—	(2,854,920)
Equity Contracts	(49,259)	—	—	(49,259)
Foreign Currency Exchange Contracts	—	(11,861)	—	(11,861)
Interest Rate Contracts	(13,764,202)	—	—	(13,764,202)

	$(7,494,750)	$(2,866,781)	$—	$(10,361,531)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) December 31, 2023	BlackRock Credit Allocation Income Trust (BTZ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $590,829,426 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Ballyrock CLO Ltd., Series 2023‑25A, Class C, (3‑mo. CME Term SOFR + 4.70%), 10.02%, 01/25/36(a)	USD	1,000	$992,438
Golub Capital Partners CLO Ltd., Series 2023‑66B, Class D, (3‑mo. CME Term SOFR + 5.50%), 10.88%, 04/25/36(a)(b)		1,000	1,014,419
Palmer Square CLO Ltd., Series 2023‑2A, Class D, (3‑mo. CME Term SOFR + 5.00%), 10.42%, 04/20/36(a)(b)		1,000	1,001,967
Pikes Peak CLO Ltd., Series 2023‑14, Class D, (3‑mo. CME Term SOFR + 5.45%), 10.87%, 04/20/36(a)(b)		1,000	1,014,004
Symphony CLO Ltd., Series 2023‑40A, Class D, (3‑mo. CME Term SOFR + 5.00%), 10.34%, 01/14/34(a)		1,000	999,711
Whitebox CLO IV Ltd., Series 2023‑4A, Class D, (3‑mo. CME Term SOFR + 5.15%), 10.57%, 04/20/36(a)(b)		1,000	1,022,720

Total Asset-Backed Securities — 2.1% (Cost: $6,000,000)			6,045,259

		Shares

Common Stocks

Automobile Components — 0.0%
Lear Corp.		178	25,135

Construction & Engineering — 0.0%
McDermott International Ltd.(c)		76,644	6,898

Consumer Finance — 0.1%
Travelport Finance Luxembourg SARL		166	389,634

Energy Equipment & Services — 0.0%
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $0)(c)(d)(e)		3,738	—

Financial Services — 0.1%
NMG Parent LLC		2,218	221,800

Health Care Providers & Services — 0.0%
Envision Healthcare Corp.(c)(d)		19,653	147,398

Household Products — 0.0%
Berkline Benchcraft Equity LLC(c)(d)		6,155	—

Industrial Conglomerates — 0.0%
Ameriforge Group, Inc.(c)		832	8

Media — 0.1%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $52,679)(c)(d)(e)		4,192	178,160

Total Common Stocks — 0.3% (Cost: $2,558,058)			969,033

		Par (000)

Corporate Bonds

Automobile Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(b)	USD	275	277,420

Security		Par (000)	Value

Building Products — 0.1%
White Cap Buyer LLC, 6.88%, 10/15/28(b)	USD	155	$150,042

Chemicals(b) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28		32	30,598
WR Grace Holdings LLC, 5.63%, 08/15/29		409	359,903

			390,501

Commercial Services & Supplies — 0.0%
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(b)		127	126,259

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 10.38%, 08/01/30		154	162,860

Construction Materials(b) — 0.1%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		73	70,628
Wesco Aircraft Holdings, Inc., 9.00%, 11/15/26(c)(f)		926	88,201

			158,829

Diversified REITs — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25(b) .		85	83,491

Diversified Telecommunication Services — 0.2%
Level 3 New Money TSA, 11.00%, 11/15/29(g)		304	304,688
Zayo Group Holdings, Inc., 6.13%, 03/01/28(b)		155	113,841

			418,529

Electric Utilities — 0.0%
Texas Competitive Electric Holdings, Series M, 5.03%, 10/10/19(c)(d)(f)		1,050	—

Entertainment — 0.1%
Odeon Finco PLC, 12.75%, 11/01/27(b)		374	379,756

Ground Transportation(b) — 0.1%
Uber Technologies, Inc.
6.25%, 01/15/28		137	137,344
4.50%, 08/15/29		235	224,182

			361,526

Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, 5.25%, 10/01/29(b)		237	223,391

Hotels, Restaurants & Leisure(b) — 0.2%
Caesars Entertainment, Inc., 4.63%, 10/15/29		240	216,482
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30		395	346,811

			563,293

Household Durables — 0.1%
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)		465	334,219

Household Products — 0.0%
Berkline Benchcraft LLC, 0.00%, 05/03/12(c)(d)(f)		400	—

Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, 6.75%, 10/15/27(b)		220	219,222

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services — 0.0%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29	USD	118	$123,164

Machinery(b) — 0.4%
Madison IAQ LLC, 5.88%, 06/30/29		742	653,764
Vertiv Group Corp., 4.13%, 11/15/28		556	521,650

			1,175,414

Media — 0.1%
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(b)		353	269,234

Real Estate Management & Development — 0.0%
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, 01/15/29(b)		29	22,538

Software — 0.1%
Cloud Software Group, Inc., 9.00%, 09/30/29(b)		379	360,222

Specialty Retail — 0.1%
eG Global Finance PLC, 12.00%, 11/30/28		285	303,533

Wireless Telecommunication Services — 0.0%
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(d)(h)		163	26,858

Total Corporate Bonds — 2.1% (Cost: $7,020,749)			6,130,301

Floating Rate Loan Interests(a)

Aerospace & Defense — 5.1%
Barnes Group, Inc., Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.46%, 09/03/30		412	413,142
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.61%, 10/31/28		597	599,297
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.36%, 08/03/29		227	223,448
Cubic Corp.
Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		1,803	1,674,037
Term Loan C, (3‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		366	339,631
Dynasty Acquisition Co., Inc., 2023 Term Loan B1, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		2,363	2,368,100
NORDAM Group, Inc., Term Loan B, (1‑mo. CME Term SOFR + 5.60%), 10.96%, 04/09/26		450	410,916
Peraton Corp.
2nd Lien Term Loan B1, (3‑mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		1,044	1,035,834
Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		3,464	3,468,253
Setanta Aircraft Leasing DAC, Term Loan B, (3‑mo. CME Term SOFR + 2.00%), 7.61%, 11/05/28		826	828,065
Standard Aero Ltd., 2023 Term Loan B2, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		1,013	1,014,900
TransDigm,Inc.
2023 Term Loan I, (3‑mo. CME Term SOFR + 3.25%), 8.60%, 08/24/28		1,837	1,843,739
2023 Term Loan J, (3‑mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.60%, 02/14/31		468	469,755

			14,689,117

Security		Par (000)	Value

Air Freight & Logistics — 0.1%
Rand Parent LLC, 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.60%, 03/17/30	USD	150	$149,081

Automobile Components — 0.8%
Adient U.S. LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR + 3.25%), 8.72%, 04/10/28		408	408,685
Clarios Global LP, 2023 Incremental Term Loan, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 05/06/30		1,386	1,388,258
Tenneco, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		691	607,693

			2,404,636

Automobiles — 0.6%
Dealer Tire Financial LLC, Series B, Term Loan B2, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 12/14/27		1,552	1,555,398
RVR Dealership Holdings LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/08/28		148	126,745

			1,682,143

Banks — 1.2%
Ascensus Holdings, Inc. 2021
2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		1,778	1,704,690
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 08/02/28		1,686	1,679,824

			3,384,514

Beverages — 1.4%
Naked Juice LLC
2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		1,157	925,471
Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		2,372	2,288,472
Triton Water Holdings, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 03/31/28		796	787,945

			4,001,888

Broadline Retail — 1.5%
New SK Holdco Sub LLC, 2022 PIK Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 13.71%, 06/30/27(h)		1,513	1,500,054
PUG LLC
2021 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 02/12/27(d)		225	222,577
USD Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		1,974	1,938,417
Sally Holdings LLC, 2023 CovLite Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 02/28/30		389	390,153
Woof Holdings, Inc., 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/21/27		233	187,738

			4,238,939

Building Products — 1.5%
AZZ, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 05/13/29		161	161,423
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.97%, 05/19/28		837	840,052
LBM Acquisition LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 12/17/27		311	307,287
SRS Distribution, Inc.
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		1,694	1,694,370

118	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
SRS Distribution, Inc. (continued)
2022 Incremental Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.96%, 06/02/28	USD	605	$603,951
White Cap Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		747	748,316

			4,355,399

Capital Markets — 2.5%
Aretec Group, Inc., 2023 Incremental Term Loan, (1‑mo. CME Term SOFR + 4.50%), 9.96%, 08/09/30		353	352,350
Axalta Coating Systems U.S. Holdings, Inc., 2023 USD Term Loan B4, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 12/20/29		808	810,137
Azalea Topco, Inc.
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 07/24/26		1,023	1,007,543
Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 07/24/26		591	583,760
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.13%, 10/22/27		442	441,818
Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.40%, 10/22/26		1,348	1,349,449
Focus Financial Partners LLC
2021 Term Loan B4, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 06/30/28		897	896,102
2023 Term Loan B6, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 06/30/28		482	482,395
ION Trading Finance Ltd., 2021 USD Term Loan, (3‑mo. CME Term SOFR + 4.75%), 10.20%, 04/03/28		411	411,195
Osaic Holdings, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 4.50%), 9.86%, 08/17/28		858	860,078

			7,194,827

Chemicals — 5.6%
Arc Falcon I, Inc., 2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR + 7.00%), 12.46%, 09/30/29(d)		572	513,370
Aruba Investments Holdings LLC
2020 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.21%, 11/24/28		885	826,369
2020 USD Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/24/27		466	458,604
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.32%, 08/27/26		796	763,501
Chemours Co., 2023 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.86%, 08/18/28		708	706,100
CPC Acquisition Corp., Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/29/27		397	318,433
Derby Buyer LLC, USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 11/01/30(d)		1,160	1,160,000
Discovery Purchaser Corp., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29		588	579,247
Ecovyst Catalyst Technologies LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.98%, 06/09/28		1,056	1,056,326
Element Solutions, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.00%), 7.36%, 12/18/30(d)		1,213	1,215,845
HB Fuller Co., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.61%, 02/15/30		179	178,918
Herens U.S. Holdco Corp., USD Term Loan B, (3‑mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		656	591,940

Security		Par (000)	Value

Chemicals (continued)
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.86%, 02/18/30	USD	414	$413,920
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.71%, 10/15/28		177	177,406
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/15/28		1,111	1,111,395
Lummus Technology Holdings V LLC, 2021 Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 06/30/27		142	142,330
Momentive Performance Materials Inc., 2023 Term Loan, (1‑mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		1,305	1,258,937
Nouryon USA LLC, 2023 USD Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.47%, 04/03/28		565	566,748
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 11/09/28		560	561,696
OQ Chemicals Corp., 2017 USD Term Loan B2, (3‑mo. CME Term SOFR + 3.60%), 9.01%, 10/14/24		968	933,785
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 03/16/27		641	641,425
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 08/02/28		1,004	1,001,204
WR Grace Holdings LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.36%, 09/22/28		854	855,533

			16,033,032

Commercial Services & Supplies — 3.2%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 10/24/30(d)		396	396,974
Albion Financing 3 SARL, USD Term Loan, (3‑mo. CME Term SOFR + 5.25%), 10.92%, 08/17/26		1,206	1,210,062
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 05/12/28		1,597	1,588,127
2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 05/12/28		205	205,195
Amentum Government Services Holdings LLC, 2022 Term Loan, (1‑mo. CME Term SOFR + 4.00%), 9.36%, 02/15/29		481	479,959
PECF USS Intermediate Holding III Corp., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		492	381,246
Prime Security Services Borrower LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.84%, 10/14/30		445	446,041
Tempo Acquisition LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.11%, 08/31/28		2,932	2,942,998
TruGreen LP, 2020 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/02/27		1,007	970,844
Viad Corp., Initial Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.47%, 07/30/28		601	596,950

			9,218,396

Communications Equipment — 0.7%
Ciena Corp., 2020 Term Loan B, (1‑mo. CME Term SOFR + 2.00%), 7.36%, 10/24/30		861	862,775

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
Viasat, Inc.
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30	USD	518	$506,701
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 03/02/29		705	689,907

			2,059,383

Construction & Engineering — 1.4%
Brand Industrial Services, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30		2,056	2,041,169
Legence Holdings LLC, 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.96%, 12/16/27		136	136,274
Pike Corp., 2021 Incremental Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 01/21/28		644	645,525
USIC Holdings, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.11%, 05/12/28		1,069	1,058,851

			3,881,819

Construction Materials — 4.2%
ACProducts Holdings, Inc., 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.86%, 05/17/28		1,004	877,915
American Builders & Contractors Supply Co., Inc., Series A, 2019 Term Loan, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 01/15/27		725	726,660
Chariot Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/03/28		1,500	1,495,294
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 04/12/28		156	155,947
CP Atlas Buyer, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 11/23/27		892	875,864
CP Iris Holdco I, Inc.
2021 2nd Lien Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 10/01/29		645	578,888
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/02/28		146	145,827
CPG International LLC, 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 04/28/29		477	477,201
Emerald Debt Merger Sub LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.36%, 05/31/30		599	600,224
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		324	324,028
Jeld‑Wen, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.72%, 07/28/28		500	500,614
New AMI I LLC, 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.36%, 03/08/29		517	444,929
Oscar AcquisitionCo. LLC, Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 04/29/29		675	666,875
Quikrete Holdings, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 03/19/29		383	384,008
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.86%, 04/02/29		328	328,645
Standard Industries, Inc./New Jersey, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/22/28		978	979,621

Security		Par (000)	Value

Construction Materials (continued)
Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/28(i)	USD	448	$449,402
Wilsonart LLC, 2021 Term Loan E, (3‑mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.70%, 12/31/26		1,936	1,938,576
Zurn LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 10/04/28		68	68,388

			12,018,906

Consumer Finance — 1.3%
GTCR W Merger Sub LLC, USD Term Loan B, 09/20/30(i)		996	999,735
Trans Union LLC
2019 Term Loan B5, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 11/16/26		1,130	1,130,611
2021 Term Loan B6, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 12/01/28		1,129	1,131,725
WEX, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR + 2.25%), 7.72%, 03/31/28		594	595,517

			3,857,588

Consumer Staples Distribution & Retail — 0.3%
U.S. Foods, Inc.
2019 Term Loan B, (1‑mo. CME Term SOFR + 2.00%), 7.47%, 09/13/26		578	578,386
2021 Term Loan B, (1‑mo. CME Term SOFR + 2.50%), 7.97%, 11/22/28		373	374,054

			952,440

Containers & Packaging — 2.3%
Charter Next Generation, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 12/01/27		2,303	2,310,900
LABL, Inc., 2021 USD 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.46%, 10/29/28		980	937,791
Mauser Packaging Solutions Holding Co., Term Loan B, (1‑mo. CME Term SOFR + 4.00%), 9.34%, 08/14/26		771	773,269
Pactiv Evergreen Group Holdings Inc, 2020 Term Loan B2, (1‑mo. CME Term SOFR + 3.25%), 8.72%, 02/05/26		139	139,397
Pregis TopCo Corp.
1st Lien Term Loan, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 07/31/26		375	375,581
2021 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 07/31/26		428	427,487
Reynolds Consumer Products LLC, Term Loan, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 02/04/27		809	810,310
Trident TPI Holdings, Inc., 2021 Term Loan B3, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.61%, 09/15/28		785	780,656

			6,555,391

Distributors — 0.2%
PAI Holdco, Inc., 2020 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.39%, 10/28/27		624	580,243

Diversified Consumer Services — 2.2%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		413	352,623
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		586	575,148

120	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services (continued)
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 11/24/28	USD	566	$565,556
KUEHG Corp., 2023 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 06/12/30		861	863,580
Learning Care Group U.S. No. 2, Inc., 2023 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 08/11/28		136	136,271
Sotheby’s
2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		1,083	1,067,926
Series L, 2023 Incremental Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		245	241,427
Spring Education Group, Inc., Term Loan, (3‑mo. CME Term SOFR + 4.50%), 9.85%, 10/04/30		961	963,448
Wand NewCo 3, Inc., 2020 Term Loan, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 02/05/26		1,564	1,567,345

			6,333,324

Diversified Telecommunication Services — 2.0%
Cablevision Lightpath LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.73%, 11/30/27		142	141,852
Consolidated Communications, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.97%, 10/02/27		497	460,690
Level 3 Financing, Inc., 2023 TSA Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27(d)		1,192	1,132,068
Lumen Technologies, Inc., 2023 TSA Term Loan B, (3‑mo. CME Term SOFR + 2.25%), 7.71%, 03/15/27(d)		1,095	744,796
ORBCOMM, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.81%, 09/01/28		532	503,774
Zayo Group Holdings, Inc., USD Term Loan, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		3,114	2,665,229

			5,648,409

Electronic Equipment, Instruments & Components — 0.9%
Coherent Corp., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 07/02/29		949	950,302
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, 07/31/28(i)		120	120,621
Roper Industrial Products Investment Co., USD Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29		1,538	1,539,828

			2,610,751

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24(d)		25	16,696
2020 Take Back Term Loan, (1‑mo. CME Term SOFR + 4.00%), 6.47%, 06/30/25		187	73,243

			89,939

Entertainment — 3.8%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 04/22/26		919	766,030
Aristocrat Technologies, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 05/24/29		62	62,013
Cirque Du Soleil Holding USA Newco, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 03/08/30		554	551,046

Security		Par (000)	Value

Entertainment (continued)
Creative Artists Agency LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.86%, 11/27/28	USD	1,279	$1,283,476
Delta 2 Lux SARL, 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.60%, 01/15/30		1,137	1,139,138
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 03/24/25		801	797,796
Live Nation Entertainment, Inc., Term Loan B4, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 10/19/26		1,539	1,535,016
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3‑mo. CME Term SOFR + 2.50%), 8.14%, 01/23/25		930	929,613
UFC Holdings LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.40%, 04/29/26		547	548,647
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 05/18/25		1,622	1,625,175
WMG Acquisition Corp., 2021 Term Loan G, (1‑mo. CME Term SOFR + 2.13%), 7.60%, 01/20/28		1,661	1,661,121

			10,899,071

Environmental, Maintenance & Security Service — 0.6%
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.37%, 10/08/28		425	425,928
Covanta Holding Corp.
2021 Term Loan C, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		53	52,732
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		693	691,657
GFL Environmental, Inc., 2023 First Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.91%, 05/31/27		446	447,518

			1,617,835

Financial Services — 3.7%
Belron Finance U.S. LLC
2018 Term Loan B, (3‑mo. CME Term SOFR + 2.25%), 7.88%, 11/13/25		265	265,050
2019 USD Term Loan B3, (3‑mo. CME Term SOFR + 2.25%), 7.90%, 10/30/26		648	648,810
2021 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.43%), 8.07%, 04/13/28		1,684	1,684,718
2023 USD Term Loan, 04/13/28(d)(i)		974	976,400
Belron Luxembourg SARL, 2023 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.00%, 04/18/29		287	287,191
Cogeco Financing 2 LP, 2023 Term Loan B, (3‑mo. CME Term SOFR + 2.50%), 7.88%, 09/29/28		975	957,009
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3‑mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27		3,753	3,712,245
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		1,114	1,059,693
FinCo I LLC, 2023 Term Loan, (3‑mo. CME Term SOFR + 3.00%), 8.38%, 06/27/29		379	380,301
GIP Pilot Acquisition Partners LP, Term Loan, (3‑mo. CME Term SOFR + 3.00%), 8.39%, 10/04/30		186	185,846
UPC Financing Partnership, 2021 USD Term Loan AX, (1‑mo. CME Term SOFR + 3.00%), 8.48%, 01/31/29		473	471,407

			10,628,670

Food Products — 3.2%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1‑mo. CME Term SOFR + 3.75%), 9.22%, 10/01/25		870	832,383
2021 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.22%, 10/01/25		930	892,648

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Aramark Services, Inc., 2023 Term Loan B6, (1‑mo. CME Term SOFR + 2.50%), 7.97%, 06/22/30	USD	466	$466,888
Chobani LLC
2020 Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.97%, 10/25/27		1,963	1,963,681
2023 Incremental Term Loan, (3‑mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		506	506,420
Froneri U.S., Inc., 2020 USD Term Loan, (1‑mo. CME Term SOFR + 2.25%), 7.71%, 01/29/27		2,157	2,157,560
H‑Food Holdings LLC, 2018 Term Loan B, (3‑mo. CME Term SOFR + 3.69%), 9.27%, 05/23/25		307	244,253
Nomad Foods U.S. LLC, Term Loan B4, (6‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/13/29		618	618,603
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 06/08/28		1,238	1,241,817
UTZ Quality Foods LLC, 2021 Term Loan B, (3‑mo. CME Term SOFR + 3.00%), 8.64%, 01/20/28		417	417,243

			9,341,496

Ground Transportation — 0.7%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.10%, 04/06/28		353	349,349
Avis Budget Car Rental LLC, 2020 Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.22%, 08/06/27		402	400,635
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3‑mo. CME Term SOFR + 5.50%), 11.15%, 08/04/25		699	614,991
Uber Technologies, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.13%, 03/03/30		783	784,846

			2,149,821

Health Care Equipment & Supplies — 3.0%
Avantor Funding, Inc., 2021 Term Loan B5, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 11/08/27		679	679,830
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		579	576,381
Bausch and Lomb, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		1,388	1,370,105
Curia Global, Inc., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.23%, 08/30/26		86	76,589
Femur Buyer, Inc., 1st Lien Term Loan, (3‑mo. CME Term SOFR + 4.50%), 10.11%, 03/05/26		419	376,160
Insulet Corp., Term Loan B, (1‑mo. CME Term SOFR + 3.25%), 8.72%, 05/04/28		467	467,940
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.40%, 10/19/27		911	885,302
Medline Borrower LP, USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28		2,655	2,665,571
Sotera Health Holdings LLC, 2021 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 12/11/26		1,564	1,561,388

			8,659,266

Health Care Providers & Services — 5.1%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 02/22/28		1,168	1,142,833
CHG Healthcare Services, Inc.
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 09/29/28		625	624,691
2023 Incremental Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.14%, 09/29/28		133	133,084

Security		Par (000)	Value

Health Care Providers & Services (continued)
CNT Holdings I Corp., 2020 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 11/08/27	USD	1,121	$1,122,432
Electron BidCo, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/01/28		1,338	1,339,408
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1‑mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 02/04/27		650	648,091
EyeCare Partners LLC
2020 Term Loan, (3‑mo. CME Term SOFR + 3.75%), 9.39%, 02/18/27		1,024	495,454
2021 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 6.75%), 12.39%, 11/15/29		358	95,845
2021 Incremental Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.39%, 11/15/28		327	156,393
Fortrea Holdings, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 07/01/30		258	257,275
ICON Luxembourg SARL, LUX Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		1,210	1,213,711
Ingenovis Health, Inc., Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.22%, 03/06/28		990	956,339
IQVIA, Inc., 2023 USD Term Loan B4, (3‑mo. CME Term SOFR + 2.00%), 7.35%, 01/02/31		753	755,154
MED ParentCo LP, 1st Lien Term Loan, (1‑mo. CME Term SOFR + 4.25%), 9.72%, 08/31/26		235	232,826
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 11/01/29		377	316,209
Phoenix Newco, Inc., 2021 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/15/28		1,873	1,883,269
Precision Medicine Group LLC, 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.45%, 11/18/27		752	741,250
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/01/28		558	519,425
Star Parent, Inc., Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		429	423,457
Surgery Center Holdings, Inc., 2023 Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.86%, 12/19/30		717	719,389
Vizient, Inc., 2022 Term Loan B7, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 05/16/29		206	206,159
WCG Intermediate Corp., 2019 Term Loan, (1‑mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.47%, 01/08/27		748	748,657

			14,731,351

Health Care Technology — 2.6%
AthenaHealth Group, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29		1,831	1,820,580
Gainwell Acquisition Corp., Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		1,889	1,832,598
Verscend Holding Corp.
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.47%, 04/02/29		1,902	1,902,000
2021 Term Loan B, (1‑mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		1,899	1,900,555

			7,455,733

Hotel & Resort REITs — 0.2%
RHP Hotel Properties LP, 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.11%, 05/18/30		509	509,300

Hotels, Restaurants & Leisure — 7.8%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.22%, 02/02/26		1,112	1,032,478

122	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Alterra Mountain Co., 2023 Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.21%, 05/31/30(d)	USD	94	$94,998
Bally’s Corp., 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.93%, 10/02/28		592	559,539
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2023 Term Loan B5, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 09/20/30		993	992,532
Caesars Entertainment, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 02/06/30		761	762,321
Carnival Corp., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.36%, 08/08/27		600	600,483
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 03/17/28		893	892,293
City Football Group Ltd., Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 07/21/28		1,025	1,018,264
ECL Entertainment, LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30		494	494,133
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3‑mo. LIBOR US at 1.00% Floor + 3.00%), 8.61%, 03/08/24		2,073	2,023,101
Fertitta Entertainment LLC, 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/27/29		2,313	2,312,192
Flutter Financing BV
2022 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 07/22/28		302	302,582
Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 11/25/30		2,002	2,003,662
Four Seasons Hotels Ltd., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 11/30/29		1,876	1,880,725
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 11/08/30		485	486,474
IRB Holding Corp., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 12/15/27		1,463	1,464,376
Light & Wonder International, Inc., 2022 USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.46%, 04/14/29		667	667,606
Packers Holdings LLC, 2021 Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 03/09/28		554	346,735
Penn Entertainment, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 05/03/29		906	906,897
Playa Resorts Holding BV, 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 01/05/29		293	293,040
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/25/28		421	421,012
Station Casinos LLC, 2020 Term Loan B, (1‑mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.71%, 02/08/27		1,247	1,247,916
Whatabrands LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/03/28		1,381	1,381,441
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.71%, 05/24/30		330	330,582

			22,515,382

Household Durables — 1.8%
AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 07/31/28(i)		896	899,082
Hunter Douglas, Inc., USD Term Loan B1, (3‑mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		1,472	1,464,110
Serta Simmons Bedding, LLC, 2023 New Term Loan, (3-mo. CME Term SOFR + 7.50%), 12.96%, 06/29/28		307	291,354

Security		Par (000)	Value

Household Durables (continued)
Stitch Aquisition Corp., Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 07/28/28	USD	663	$351,255
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		1,066	954,057
Weber-Stephen Products LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 10/30/27		1,543	1,344,242

			5,304,100

Household Products — 0.1%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3‑mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.54%, 12/22/26		249	249,077

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 07/31/30		755	754,536
Calpine Corp.
2019 Term Loan B10, (1‑mo. CME Term SOFR + 2.00%), 7.47%, 08/12/26		461	461,646
Term Loan B9, (1‑mo. CME Term SOFR + 2.00%), 7.47%, 04/05/26		858	858,675
Constellation Renewables LLC, 2020 Term Loan, (3‑mo. CME Term SOFR at 1.00% Floor + 2.50%), 8.15%, 12/15/27		728	727,118

			2,801,975

Industrial Conglomerates — 0.1%
JFL‑Tiger Acquisition Co., Inc., Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.40%, 10/17/30		363	363,000

Insurance — 6.5%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, 11/06/30(i)		4,224	4,237,759
AmWINS Group, Inc.
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 2.25%), 7.72%, 02/19/28		1,176	1,175,855
2023 Incremental Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.22%, 02/19/28		303	303,461
Amynta Agency Borrower, Inc., 2023 1st Lien Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.61%, 02/28/28		870	869,384
AssuredPartners, Inc.
2020 Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		617	618,319
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/12/27		596	597,153
2023 Term Loan B4, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 02/12/27		370	370,599
Baldwin Risk Partners, LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/14/27		268	267,293
HUB International Ltd.
2022 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.37%, 11/10/29		284	285,031
2023 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.66%, 06/20/30		2,828	2,838,318
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30		698	700,038
Ryan Specialty Group LLC, Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 09/01/27		832	829,996

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 3.75%), 9.11%, 02/24/28	USD	2,449	$2,454,908
USI, Inc./New York
2023 Acquisition Term Loan, (3‑mo. CME Term SOFR + 3.25%), 8.60%, 09/27/30		319	319,299
2023 Refi Term Loan, (3‑mo. CME Term SOFR + 3.25%), 8.61%, 09/27/30		366	366,066
2023 Term Loan B, 11/22/29(i)		2,499	2,501,012

			18,734,491

Interactive Media & Services — 0.9%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		263	262,794
Adevinta ASA, USD Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.36%, 06/26/28		447	446,919
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.47%, 10/30/26		1,161	1,161,934
Grab Holdings, Inc., Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 01/29/26		633	634,763

			2,506,410

Internet Software & Services — 0.3%
Gen Digital, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.46%, 09/12/29		986	985,937

IT Services — 3.7%
Asurion LLC
2020 Term Loan B8, (1‑mo. CME Term SOFR + 3.25%), 8.71%, 12/23/26		181	180,311
2021 2nd Lien Term Loan B3, (1‑mo. CME Term SOFR + 5.25%), 10.72%, 01/31/28		689	654,839
2021 Second Lien Term Loan B4, (1‑mo. CME Term SOFR + 5.25%), 10.72%, 01/20/29		654	614,963
2023 Term Loan B11, (1‑mo. CME Term SOFR + 4.25%), 9.71%, 08/19/28		998	993,575
Camelot Finance SA, Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 10/30/26		1,059	1,059,102
Central Parent, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.00%), 9.35%, 07/06/29		1,658	1,664,207
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1‑mo. CME Term SOFR + 3.00%), 8.36%, 01/18/29		435	435,883
2023 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.21%, 02/06/26		1,424	1,426,186
Go Daddy Operating Co. LLC
2021 Term Loan B4, (1‑mo. CME Term SOFR + 2.00%), 7.47%, 08/10/27		446	446,788
2022 Term Loan B5, (1‑mo. CME Term SOFR + 2.50%), 7.86%, 11/09/29		1,080	1,082,785
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		1,477	1,037,501

Security		Par (000)	Value

IT Services (continued)
Magenta Buyer LLC (continued)
2021 USD 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29	USD	1,358	$516,221
Venga Finance SARL, 2021 USD Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.40%, 06/28/29		397	392,983

			10,505,344

Leisure Products — 0.4%
Fender Musical Instruments Corp., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.46%, 12/01/28(d)		296	289,666
Peloton Interactive, Inc., Term Loan, (6‑mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		210	210,382
Topgolf Callaway Brands Corp., Term Loan B, (1‑mo. CME Term SOFR + 3.50%), 8.96%, 03/15/30		701	699,976

			1,200,024

Machinery — 5.1%
Arcline FM Holdings LLC
2021 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.36%, 06/23/28		933	930,791
2023 Incremental Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 5.25%), 10.86%, 06/23/28(d) .		277	277,305
Columbus McKinnon Corp./New York, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 05/14/28		216	216,768
Doosan Bobcat North America, Inc., 2022 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.95%, 04/20/29		163	162,680
Filtration Group Corp.
2021 Incremental Term Loan, (1‑mo. CME Term SOFR + 3.50%), 8.97%, 10/21/28		716	716,751
2023 USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 10/21/28		1,448	1,452,581
Gardner Denver, Inc., 2020 USD Term Loan B2, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		218	218,487
Gates Global LLC, 2021 Term Loan B3, (1‑mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.96%, 03/31/27		1,476	1,477,279
Generac Power Systems, Inc., 2019 Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.19%, 12/13/26		200	199,750
Madison IAQ LLC, Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 06/21/28		2,265	2,254,238
SPX Flow, Inc., 2022 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		1,197	1,200,054
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1‑mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		2,364	2,359,262
Vertical U.S. Newco, Inc., Term Loan B, (6‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.38%, 07/30/27		1,665	1,666,941
Vertiv Group Corp., 2023 Term Loan B, 0.00%, 03/02/27		1,487	1,487,386

			14,620,273

Media — 4.4%
A L Parent LLC, 2023 Take Back Term Loan, (1‑mo. CME Term SOFR at 2.00% Floor + 5.50%), 10.86%, 06/30/28		296	285,100
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/21/28		782	784,518

124	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Media (continued)
Altice Financing SA
2017 USD Term Loan B, (3‑mo. LIBOR US + 2.75%), 8.41%, 07/15/25	USD	681		$673,861
USD 2017 1st Lien Term Loan, (3‑mo. LIBOR US + 2.75%), 8.41%, 01/31/26		940		927,355
AVSC Holding Corp.
2020 Term Loan B1, (1‑mo. CME Term SOFR at 1.00% Floor + 3.25%, 0.25% PIK), 9.21%, 03/03/25(h)		614		600,381
2020 Term Loan B3, (3‑mo. LIBOR US + 5.00%), 5.00%, 10/15/26		609		618,465
Charter Communications Operating, LLC, 2023 Term Loan B4, (1‑mo. CME Term SOFR + 2.00%), 7.36%, 12/07/30		859		855,204
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		779		769,969
CMG Media Corp., 2021 Term Loan, (3‑mo. CME Term SOFR + 3.50%), 8.95%, 12/17/26		—	(j)	131
CSC Holdings LLC, 2019 Term Loan B5, (1‑mo. LIBOR US + 2.50%), 7.98%, 04/15/27		888		839,457
DirecTV Financing LLC, Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		1,316		1,313,989
NEP Group, Inc., 2018 1st Lien Term Loan, (3‑mo. CME Term SOFR + 3.25%), 8.72%, 10/20/25		861		810,740
Radiate Holdco LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		1,612		1,284,853
Sinclair Television Group, Inc., 2022 Term Loan B4, (1‑mo. CME Term SOFR + 3.75%), 9.21%, 04/21/29		623		505,863
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1‑mo. CME Term SOFR + 3.25%), 8.73%, 01/31/29		278		277,083
USD Term Loan N, (1‑mo. CME Term SOFR + 2.50%), 7.98%, 01/31/28		609		606,001
Voyage Digital NZ, USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.37%, 05/11/29(d)		588		586,266
Ziggo Financing Partnership, USD Term Loan I, (1‑mo. CME Term SOFR + 2.50%), 7.98%, 04/30/28		1,003		999,058

				12,738,294

Oil, Gas & Consumable Fuels — 2.5%
Freeport LNG Investments LLLP, Term Loan B, (3‑mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		2,254		2,249,701
M6 ETX Holdings II Midco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		163		163,091
Medallion Midland Acquisition LP, 2023 Term Loan, 10/18/28(i)		1,326		1,329,793
Murphy USA, Inc., Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 1.75%), 7.21%, 01/31/28		390		390,975
New Fortress Energy, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		1,093		1,073,872
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/05/28		1,889		1,891,773

				7,099,205

Paper & Forest Products — 0.4%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 09/07/27		1,198		1,198,520

Passenger Airlines — 2.9%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		908		931,839

Security		Par (000)	Value

Passenger Airlines (continued)
Air Canada, 2021 Term Loan B, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 08/11/28	USD	1,242	$1,244,121
American Airlines, Inc.
2023 1st Lien Term Loan, (3‑mo. CME Term SOFR + 3.50%), 8.87%, 06/04/29		993	994,241
Series AA, 2017 1st Lien Term Loan, (3‑mo. CME Term SOFR + 1.75%), 7.11%, 01/29/27		167	165,611
Series AA, 2023 Term Loan B, (3‑mo. CME Term SOFR + 2.75%), 8.60%, 02/15/28		1,470	1,467,210
Mileage Plus Holdings LLC, 2020 Term Loan B, (3‑mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 06/21/27		1,390	1,435,143
United Airlines, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/21/28		1,790	1,793,532
WestJet Airlines Ltd., Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.46%, 12/11/26		448	446,322

			8,478,019

Personal Care Products — 1.3%
Sunshine Luxembourg VII SARL, 2021 USD Term Loan B3, (3‑mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.95%, 10/01/26		3,700	3,716,315

Pharmaceuticals — 2.0%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		741	727,560
Bausch Health Americas, Inc., 2022 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.71%, 02/01/27		665	539,850
Elanco Animal Health, Inc., Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.19%, 08/01/27		925	918,933
Jazz Financing Lux SARL, USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 05/05/28		1,237	1,243,088
Option Care Health, Inc., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 10/27/28		428	429,300
Organon & Co., USD Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 06/02/28		866	866,691
Perrigo Investments LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 04/20/29		574	571,397
PRA Health Sciences, Inc., US Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		302	302,398
Prestige Brands, Inc., 2021 Term Loan B5, (1‑mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 07/03/28		61	60,650

			5,659,867

Professional Services — 2.9%
AlixPartners LLP, 2021 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 02/04/28		1,218	1,220,199
ASGN, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR + 2.25%), 7.61%, 08/30/30		244	245,243
CoreLogic, Inc.
2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.50%), 11.97%, 06/04/29		673	599,750
Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		2,058	1,997,547
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		371	367,032
2022 USD Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		804	795,237

S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services (continued)
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 04/28/28	USD	1,239	$1,238,880
Galaxy U.S. Opco, Inc., Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29(d)		1,122	919,867
VS Buyer LLC, Term Loan B, (1‑mo. CME Term SOFR + 3.25%), 8.71%, 02/28/27		1,010	1,010,696

			8,394,451

Real Estate Management & Development — 0.5%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 08/21/25		57	56,563
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 01/31/30		731	723,841
2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30(d)		540	538,650

			1,319,054

Semiconductors & Semiconductor Equipment — 0.4%
MKS Instruments, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.84%, 08/17/29		831	831,781
Synaptics, Inc., Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.87%, 12/02/28		382	379,695

			1,211,476

Software — 13.3%
Applied Systems, Inc.
2021 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.10%, 09/17/27		439	440,883
2022 Extended 1st Lien Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/18/26		467	468,679
Barracuda Networks, Inc., 2022 Term Loan, (3‑mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 08/15/29		612	596,462
CCC Intelligent Solutions, Inc., Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/21/28		1,027	1,026,403
Cloud Software Group, Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		3,338	3,254,559
Cloudera, Inc.
2021 Second Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		482	459,505
2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/08/28		524	518,379
Cornerstone OnDemand, Inc., 2021 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 10/16/28		380	366,980
Delta TopCo, Inc., 2020 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.62%, 12/01/28		237	236,941
E2open LLC, 2020 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/04/28		174	173,953
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 12/01/27		2,004	2,010,882
Helios Software Holdings, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR + 4.25%), 9.70%, 07/18/30		800	798,000
Informatica LLC, 2021 USD Term Loan B, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 10/27/28		1,877	1,879,059
McAfee Corp., 2022 USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		2,122	2,107,114

Security		Par (000)	Value

Software (continued)
MH Sub I LLC
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29	USD	1,249	$1,159,148
2023 Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		3,187	3,128,337
Planview Parent, Inc., 2nd Lien Term Loan, (3‑mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.70%, 12/18/28		572	519,805
Playtika Holding Corp., 2021 Term Loan, (1‑mo. CME Term SOFR + 2.75%), 8.22%, 03/13/28		1,048	1,045,490
Polaris Newco LLC, USD Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		2,894	2,851,015
Proofpoint, Inc.
1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 08/31/28		1,711	1,708,989
2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.72%, 08/31/29		895	901,713
RealPage, Inc.
1st Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 04/24/28		3,832	3,796,721
2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.97%, 04/23/29		1,695	1,690,886
Severin Acquisition LLC, 2018 Term Loan B, (3‑mo. CME Term SOFR + 3.25%), 8.63%, 08/01/27		797	799,770
Sophia LP
2020 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.46%, 10/09/28		1,708	1,710,135
2021 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		1,334	1,335,144
UKG, Inc.
2021 2nd Lien Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		865	865,240
Term Loan B, (3‑mo. CME Term SOFR + 3.75%), 9.23%, 05/04/26		996	997,329
Veritas U.S., Inc., 2021 USD Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.47%, 09/01/25		1,429	1,183,725
Voyage Australia Pty. Ltd., USD Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.18%, 07/20/28		145	144,369

			38,175,615

Specialty Retail — 2.3%
CD&R Firefly Bidco Ltd., 2023 GBP Term Loan B5, (3‑mo. SONIA + 6.00%), 11.29%, 06/21/28	GBP	1,000	1,245,180
EG America LLC, 2021 Term Loan, (1‑mo. SOFR OIS CMPD + 4.25%), 9.99%, 03/31/26	USD	174	173,000
Mavis Tire Express Services Corp., 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 05/04/28		1,829	1,830,143
PetSmart LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/11/28		2,249	2,221,162
Pilot Travel Centers LLC, 2021 Term Loan B, (1‑mo. CME Term SOFR + 2.00%), 7.46%, 08/04/28		698	699,459
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/20/28		528	514,444

			6,683,388

Textiles, Apparel & Luxury Goods — 0.4%
Crocs, Inc., 2023 Term Loan B, (3‑mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.50%, 02/20/29		416	417,456

126	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Textiles, Apparel & Luxury Goods (continued)
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/24/28(d)	USD	530	$526,853
Hanesbrands, Inc., 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 03/08/30(d)		319	317,796

			1,262,105

Trading Companies & Distributors — 1.5%
Core & Main LP, 2021 Term Loan B, (2‑mo. CME Term SOFR + 2.50%), 7.99%, 07/27/28		2,502	2,498,785
TMK Hawk Parent Corp.(d)
2020 Super Priority First Out Term Loan A, (3‑mo. CME Term SOFR at 1.00% Floor + 7.50%), 16.39%, 05/30/24		601	595,449
2020 Super Priority Second Out Term Loan B, (3‑mo. CME Term SOFR + 3.50%), 9.14%, 08/28/24		1,876	1,163,171

			4,257,405

Transportation Infrastructure — 0.6%
Apple Bidco LLC
2021 Term Loan, (1‑week CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 09/22/28		794	792,818
2022 Incremental Term Loan, (1‑mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28		455	455,892
OLA Netherlands BV, Term Loan, (1‑mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.71%, 12/15/26		518	514,234

			1,762,944

Wireless Telecommunication Services — 3.4%
Altice France SA/France, 2023 USD Term Loan B14, (3-mo. CME Term SOFR + 5.50%), 10.89%, 08/15/28		1,165	1,043,048
Connect Finco SARL, 2021 Term Loan B, (1‑mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.86%, 12/11/26		4,026	4,022,936
Digicel International Finance Ltd.
2017 Term Loan B, (3‑mo. LIBOR US + 2.25%), 10.75%, 05/28/24		500	463,303
2017 Term Loan B1, 05/27/24(i)		22	20,133
GOGO Intermediate Holdings LLC, Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/30/28		572	573,398
Iridium Satellite LLC, 2023 Term Loan B, (1‑mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.86%, 09/20/30		1,587	1,589,591
SBA Senior Finance II LLC, 2018 Term Loan B, (1‑mo. CME Term SOFR + 1.75%), 7.21%, 04/11/25		2,032	2,033,595

			9,746,004

Total Floating Rate Loan Interests — 128.4% (Cost: $374,349,512)			369,421,383

	Shares

Investment Companies

Equity Funds — 0.1%
Janus Henderson AAA CLO ETF		5,000	251,500

Fixed Income Funds — 1.1%
Invesco Senior Loan ETF		70,400	1,491,072
iShares 0‑5 Year High Yield Corporate Bond ETF(k)		5,000	211,100
iShares iBoxx $ High Yield Corporate Bond ETF(k)		20,000	1,547,800

			3,249,972

Total Investment Companies — 1.2% (Cost: $3,460,020)			3,501,472

Security	Benefical Interest (000)	Value

Other Interests

Capital Markets — 0.0%
Millennium Lender Claim Trust(d)(l)	USD991	$—

Industrial Conglomerates — 0.0%
Millennium Corp. Claim(d)(l)	930	—

Total Other Interests — 0.0% (Cost: $ — )		—

	Shares

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)(c)	1,675	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00)(c)	617	11,957

Total Warrants — 0.0% (Cost: $ — )		11,957

Total Investments — 134.1% (Cost: $393,388,339)		386,079,405

Liabilities in Excess of Other Assets — (34.1)%		(98,258,741)

Net Assets — 100.0%		$287,820,664

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non‑income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $178,160, representing 0.1% of its net assets as of period end, and an original cost of $52,679.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	When-issued security.
(h)	Payment‑in‑kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Rounds to less than 1,000. (k) Affiliate of the Trust.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub‑classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T‑Fund, Institutional Class(a)	$—	$30,196,180	$(30,196,180)	$—	$—	$—	—	$9,506	$—
iShares 0‑5 Year High Yield Corporate Bond ETF	—	204,381	—	—	6,719	211,100	5,000	6,832	—
iShares iBoxx $ High Yield Corporate Bond ETF	368,150	4,935,440	(3,775,753)	(21,307)	41,270	1,547,800	20,000	167,728	—

				$(21,307)	$47,989	$1,758,900		$184,066	$—

(a)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,034,220	GBP 816,000	State Street Bank and Trust Co.	03/20/24	$ (6,288)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V3	5.00%	Quarterly	12/20/27	B	USD 2,729	$171,374	$(34,492)	$205,866
CDX.NA.HY.40.V2	5.00	Quarterly	06/20/28	B	USD 2,733	172,674	67,298	105,376

						$344,048	$32,806	$311,242

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/ Reference	Frequency	Rate/Reference	Frequency
1‑Day SOFR, 5.38%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/24	USD 1,567	$22,774	$(17,671)	$40,445

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$67,298	$(34,492)	$311,242	$—
OTC Swaps	—	(17,671)	40,445	—

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

128	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$311,242	$—	$—	$—	$—	$311,242
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	40,445	—	40,445

	$—	$311,242	$—	$—	$40,445	$—	$351,687

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,288	$—	$—	$6,288
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	17,671	—	17,671

	$—	$—	$—	$6,288	$17,671	$—	$23,959

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(54,157)	$—	$—	$(54,157)
Swaps	—	145,379	—	—	(21,201)	—	124,178

	$—	$145,379	$—	$(54,157)	$(21,201)	$—	$70,021

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(23,048)	$—	$—	$(23,048)
Swaps	—	267,770	—	—	40,445	—	308,215

	$—	$267,770	$—	$(23,048)	$40,445	$—	$285,167

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,650,989
Credit default swaps:
Average notional value — sell protection	$4,130,250
Total return swaps:
Average notional value	$391,763
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$—	$6,288
Swaps — centrally cleared	—	1,742
Swaps — OTC(a)	40,445	17,671

Total derivative assets and liabilities in the Statements of Assets and Liabilities	40,445	25,701

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,742)

Total derivative assets and liabilities subject to an MNA	$40,445	$23,959

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non‑Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
JPMorgan Chase Bank N.A.	$40,445	$(17,671)	$—	$—	$22,774

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non‑Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)(d)
JPMorgan Chase Bank N.A.	$17,671	$(17,671)	$—	$—	$—
State Street Bank and Trust Co.	6,288	—	—	—	6,288

	$23,959	$(17,671)	$—	$—	$6,288

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$6,045,259	$—	$6,045,259
Common Stocks
Automobile Components	25,135	—	—	25,135
Construction & Engineering	6,898	—	—	6,898
Consumer Finance	—	389,634	—	389,634
Energy Equipment & Services	—	—	—	—
Financial Services	—	221,800	—	221,800
Health Care Providers & Services	—	—	147,398	147,398
Household Products	—	—	—	—
Industrial Conglomerates	—	8	—	8
Media	—	—	178,160	178,160
Corporate Bonds	—	6,103,443	26,858	6,130,301

130	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Trust (BGT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Floating Rate Loan Interests	$—	$357,732,636	$11,688,747	$369,421,383
Investment Companies	3,501,472	—	—	3,501,472
Other Interests	—	—	—	—
Warrants	11,957	—	—	11,957
Unfunded Floating Rate Loan Interests(a)	—	—	590	590

	$3,545,462	$370,492,780	$12,041,753	$386,079,995

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$311,242	$—	$311,242
Interest Rate Contracts	—	40,445	—	40,445
Liabilities
Foreign Currency Exchange Contracts	—	(6,288)	—	(6,288)

	$—	$345,399	$—	$345,399

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $97,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2022	$822	$— (a)	$7,962,927	$—	(a)	$—	$7,963,749
Transfers into Level 3(b)	—	48,509	2,102,485	—		—	2,150,994
Transfers out of Level 3(c)	—	—	(3,436,879)	—		—	(3,436,879)
Accrued discounts/premiums	—	—	255,759	—		—	255,759
Net realized gain (loss)	(130,652)	—	(22,373)	—		—	(153,025)
Net change in unrealized appreciation (depreciation)(d)(e)	(207,190)	(33,358)	128,254	—		590	(111,704)
Purchases	663,082	11,707	7,506,484	—		—	8,181,273
Sales	(504)	—	(2,807,910)	—		—	(2,808,414)

Closing balance, as of December 31, 2023	$325,558	$26,858	$11,688,747	$—	(a)	$590	$12,041,753

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(e)	$(337,524)	$(33,358)	$90,367 $	—		$590	$(279,925)

(a)	Rounds to less than $1.
(b)
As of December 31, 2022, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2023, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2022, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2023, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	131

Statements of Assets and Liabilities
December 31, 2023

	BHK	HYT(a)	BTZ	BGT

ASSETS
Investments, at value — unaffiliated(b)	$903,818,999	$1,955,431,266	$1,708,479,520	$384,320,505
Investments, at value — affiliated(c)	11,900,896	34,146	16,341,334	1,758,900
Cash	1,691,941	—	—	—
Cash pledged:
Collateral — exchange-traded options written	—	—	7,820,000	—
Collateral — OTC derivatives	969,000	—	—	—
Futures contracts	3,687,000	85,000	4,613,000	—
Centrally cleared swaps	699,000	1,400,000	2,983,000	408,000
Foreign currency, at value(d)	277,983	17,535	1,475	—
Receivables:
Investments sold	1,226,415	8,959,210	396,971	2,658,206
TBA sale commitments	5,913,889	—	—	—
Dividends — unaffiliated	24,339	—	—	—
Dividends — affiliated	43,264	7,633	86,773	198
Interest — unaffiliated	10,511,612	32,443,016	24,730,037	4,309,507
Variation margin on futures contracts	30,562	20,592	414,758	—
Variation margin on centrally cleared swaps	8,158	—	29,074	—
Swap premiums paid	6,769	32,140	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	3,375	—	—
OTC swaps	11,709	1,418,783	—	40,445
Unfunded floating rate loan interests	44	—	120	590
Deferred offering costs	152,199	193,411	—	231,751
Prepaid expenses	4,994	12,221	9,870	2,721

Total assets	940,978,773	2,000,058,328	1,765,905,932	393,730,823

LIABILITIES
Bank overdraft	—	27,326	29,565	1,088,991
Foreign bank overdraft(e)	—	—	—	156,655
Cash received:
Collateral — reverse repurchase agreements	8,220,490	—	12,629,943	—
Collateral — OTC derivatives	—	950,000	—	—
Collateral — TBA commitments	269,000	—	—	—
Options written, at value(f)	—	50,413	83,384	—
TBA sale commitments, at value(g)	5,961,754	—	—	—
Reverse repurchase agreements, at value	292,807,922	—	590,829,426	—
Payables:
Investments purchased	36,530,686	8,653,061	78,267,238	6,489,055
Accounting services fees	43,114	68,216	63,506	22,385
Bank borrowings	—	596,000,000	—	97,000,000
Custodian fees	21,581	20,722	30,055	8,793
Interest expense and fees	—	3,186,252	—	530,238
Investment advisory fees	373,690	996,905	867,388	242,200
Offering costs	—	—	—	35,649
Trustees’ and Officer’s fees	245,238	647,365	826,587	213,826
Other accrued expenses	61,820	115,695	100,335	12,368
Professional fees	81,250	121,126	49,527	73,590
Transfer agent fees	18,865	26,532	24,896	10,708
Variation margin on futures contracts	407,517	—	—	—
Variation margin on centrally cleared swaps	—	39,990	—	1,742
Swap premiums received	881,627	150,425	—	17,671

132	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)
December 31, 2023

	BHK	HYT(a)	BTZ	BGT
Unrealized depreciation on:
Forward foreign currency exchange contracts	69,234	394,160	11,861	6,288
OTC swaps	2,374	9,886	—	—

Total liabilities	345,996,162	611,458,074	683,813,711	105,910,159

Commitments and contingent liabilities

NET ASSETS	$594,982,611	$1,388,600,254	$1,082,092,221	$287,820,664

NET ASSETS CONSIST OF
Paid‑in capital(h)(i)(j)	$735,354,329	$1,651,165,282	$1,195,243,185	$326,871,143
Accumulated loss	(140,371,718)	(262,565,028)	(113,150,964)	(39,050,479)

NET ASSETS	$594,982,611	$1,388,600,254	$1,082,092,221	$287,820,664

Net asset value	$11.02	$9.73	$11.59	$12.90

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$942,173,145	$1,955,709,747	$1,719,704,991	$391,685,809
(c) Investments, at cost — affiliated	$11,900,896	$34,146	$16,341,334	$1,702,530
(d) Foreign currency, at cost	$265,915	$17,551	$1,465	$—
(e) Foreign bank overdraft, at cost	$—	$—	$—	$155,685
(f) Premiums received	$—	$102,204	$342,511	$—
(g) Proceeds from TBA sale commitments	$5,913,889	$—	$—	$—
(h) Shares outstanding	54,010,702	142,699,920	93,324,457	22,315,637
(i) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(j) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Statements of Operations
Year Ended December 31, 2023

	BHK	HYT(a)	BTZ	BGT

INVESTMENT INCOME
Dividends — unaffiliated	$182,633	$1,949	$2,111,420	$91,802
Dividends — affiliated	369,097	69,906	464,189	184,066
Interest — unaffiliated	51,359,407	141,538,340	101,714,425	35,123,217
Other income — unaffiliated	125,236	1,140,472	203,971	362,591
Foreign taxes withheld	(8,290)	(7,594)	—	—

Total investment income	52,028,083	142,743,073	104,494,005	35,761,676

EXPENSES
Investment advisory	4,517,988	11,286,225	10,151,063	2,807,975
Accounting services	122,555	199,101	180,206	64,679
Professional	109,007	173,710	83,134	110,924
Transfer agent	91,789	132,805	113,023	45,088
Custodian	79,428	59,219	93,029	24,208
Trustees and Officer	58,502	131,911	138,075	35,106
Printing and postage	19,615	22,527	20,067	15,591
Registration	18,533	48,960	32,082	8,368
Miscellaneous	96,874	35,390	24,299	10,702

Total expenses excluding interest expense	5,114,291	12,089,848	10,834,978	3,122,641
Interest expense and fees	16,423,672	32,620,163	30,833,034	5,501,341

Total expenses	21,537,963	44,710,011	41,668,012	8,623,982
Less:
Fees waived and/or reimbursed by the Manager	(5,636)	(1,138)	(7,051)	(21,472)

Total expenses after fees waived and/or reimbursed	21,532,327	44,708,873	41,660,961	8,602,510

Net investment income	30,495,756	98,034,200	62,833,044	27,159,166

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(36,613,028)	(91,400,201)	(53,227,378)	(2,326,469)
Investments — affiliated	—	—	—	(21,307)
Forward foreign currency exchange contracts	1,480	(235,185)	(7,308)	(54,157)
Foreign currency transactions	13,770	186,531	13,857	12,101
Futures contracts	(10,020,423)	(1,747,454)	7,049,410	—
Options written	706	1,303,056	2,040,163	—
Swaps	3,548,016	603,830	(7,841,687)	124,178

	(43,069,479)	(91,289,423)	(51,972,943)	(2,265,654)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	68,010,918	194,491,268	126,847,099	13,826,915
Investments — affiliated	—	—	—	47,989
Forward foreign currency exchange contracts	(57,639)	(324,171)	(11,861)	(23,048)
Foreign currency translations	11,720	(4,519)	173	(1,232)
Futures contracts	4,878,826	(747,292)	(8,551,702)	—
Options written	—	(87,030)	203,645	—
Swaps	(5,022,486)	2,386,076	2,802,101	308,215
Unfunded floating rate loan interests	14,060	93,418	8,146	47,413

	67,835,399	195,807,750	121,297,601	14,206,252

Net realized and unrealized gain	24,765,920	104,518,327	69,324,658	11,940,598

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,261,676	$202,552,527	$132,157,702	$39,099,764

(a)	Consolidated Statement of Operations.
See notes to financial statements.

134	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BHK		HYT(a)
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,495,756	$34,621,610	$98,034,200	$85,310,028
Net realized loss	(43,069,479)	(58,306,032)	(91,289,423)	(48,802,949)
Net change in unrealized appreciation (depreciation)	67,835,399	(179,504,308)	195,807,750	(243,082,240)

Net increase (decrease) in net assets resulting from operations	55,261,676	(203,188,730)	202,552,527	(206,575,161)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(29,123,925)	(43,352,180)	(98,129,727)	(75,141,728)
Return of capital	(19,226,456)	(969,019)	(35,266,158)	(32,825,998)

Decrease in net assets resulting from distributions to shareholders	(48,350,381)	(44,321,199)	(133,395,885)	(107,967,726)

CAPITAL SHARE TRANSACTIONS
Proceeds from rights offering (Note 11)	—	—	—	167,749,786
Reinvestment of distributions	—	267,474	—	1,065,866

Net increase in net assets derived from capital share transactions	—	267,474	—	168,815,652

NET ASSETS
Total increase (decrease) in net assets	6,911,295	(247,242,455)	69,156,642	(145,727,235)
Beginning of year	588,071,316	835,313,771	1,319,443,612	1,465,170,847

End of year	$594,982,611	$588,071,316	$1,388,600,254	$1,319,443,612

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Changes in Net Assets (continued)

	BTZ		BGT
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$62,833,044	$72,207,568	$27,159,166	$18,263,413
Net realized loss	(51,972,943)	(26,934,855)	(2,265,654)	(4,197,922)
Net change in unrealized appreciation (depreciation)	121,297,601	(325,268,939)	14,206,252	(20,011,741)

Net increase (decrease) in net assets resulting from operations	132,157,702	(279,996,226)	39,099,764	(5,946,250)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(59,066,496)	(65,195,451)	(27,396,917)	(16,820,514)
Return of capital	(35,061,131)	(21,102,257)	(1,235,218)	—

Decrease in net assets resulting from distributions to shareholders	(94,127,627)	(86,297,708)	(28,632,135)	(16,820,514)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	33,408	—	—
Reinvestment of distributions	—	—	—	32,244
Redemption of shares resulting from share repurchase program (including transaction costs)	(1,823,893)	—	(624,592)	—

Net increase (decrease) in net assets derived from capital share transactions	(1,823,893)	33,408	(624,592)	32,244

NET ASSETS
Total increase (decrease) in net assets	36,206,182	(366,260,526)	9,843,037	(22,734,520)
Beginning of year	1,045,886,039	1,412,146,565	277,977,627	300,712,147

End of year	$1,082,092,221	$1,045,886,039	$287,820,664	$277,977,627

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

136	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
Year Ended December 31, 2023

	BHK	HYT(a)	BTZ	BGT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$55,261,676	$202,552,527	$132,157,702	$39,099,764
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	1,339,737,396	1,161,988,942	2,651,840,097	95,081,936
Purchases of long-term investments	(1,223,843,684)	(1,173,986,702)	(2,610,843,741)	(98,356,286)
Net purchases of short-term securities	(9,708,637)	(7,243,528)	(7,597,001)	(17,771)
Amortization of premium and accretion of discount on investments and other fees	(2,465,941)	(11,820,504)	(1,077,186)	(1,004,919)
Paid‑in‑kind income	—	(24,007)	—	(68,799)
Premiums paid on closing options written	(544)	(579,810)	(1,658,351)	—
Premiums received from options written	1,251	1,648,857	3,938,823	—
Net realized loss on investments and options written	36,636,850	90,115,225	51,251,503	2,380,674
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(68,371,785)	(195,738,073)	(127,047,029)	(13,939,714)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(11,157)	(1,672)	(47,289)	2,872
Interest — unaffiliated	601,827	(4,436,177)	(1,035,903)	(2,524,194)
Variation margin on futures contracts	485,260	331,150	661,726	—
Variation margin on centrally cleared swaps	79,002	4,173	(29,074)	—
Swap premiums paid	(1,232)	12,957	—	—
Prepaid expenses	(456)	(1,093)	(1,241)	(397)
Deferred offering costs	(4,500)	(6,428)	—	(118,383)
Increase (Decrease) in Liabilities
Due to broker	(241,000)	—	(418,485)	—
Cash received
Collateral — reverse repurchase agreements	7,396,672	—	12,614,465	—
Collateral — OTC derivatives	—	950,000	—	—
Collateral — TBA commitments	269,000	—	—	—
Payables
Accounting services fees	(4,135)	5,302	1,049	635
Custodian fees	9,886	(2,814)	3,841	(4,352)
Interest expense and fees	325,535	856,167	350,256	94,860
Investment advisory fees	(47,037)	41,941	1,594	3,454
Trustees’ and Officer’s fees	35,260	39,555	36,697	4,670
Other accrued expenses	(10,138)	(41,254)	(28,697)	(8,347)
Professional fees	(31,676)	(35,177)	(42,663)	(18,873)
Transfer agent fees	(12,986)	(19,861)	(18,830)	(3,023)
Variation margin on futures contracts	(415,844)	—	(518,417)	—
Variation margin on centrally cleared swaps	—	39,990	(5,056,935)	1,716
Swap premiums received	(447,951)	(90,049)	—	17,671

Net cash provided by operating activities	135,220,912	64,559,637	97,436,911	20,623,194

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(48,350,381)	(133,395,885)	(94,127,627)	(28,632,135)
Payments for offering costs	—	—	—	35,649
Payments for bank borrowings	—	(496,000,000)	—	(79,000,000)
Net payments on redemption of capital shares	—	—	(1,823,893)	(624,592)
Proceeds from bank borrowings	—	563,000,000	—	85,000,000
Increase in bank overdraft	—	27,326	29,565	1,185,780
Net borrowing of reverse repurchase agreements	(94,736,723)	—	(3,558,384)	—

Net cash used for financing activities	(143,087,104)	(66,368,559)	(99,480,339)	(22,035,298)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	11,597	(9)	10	—

F I N A N C I A L S T A T E M E N T S	137

Statements of Cash Flows (continued)
Year Ended December 31, 2023

	BHK	HYT(a)	BTZ	BGT

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(7,854,595)	$(1,808,931)	$(2,043,418)	$(1,412,104)
Restricted and unrestricted cash and foreign currency at beginning of year	15,179,519	3,311,466	17,460,893	1,820,104

Restricted and unrestricted cash and foreign currency at end of year	$7,324,924	$1,502,535	$15,417,475	$408,000

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION

Cash paid during the year for interest expense	$16,098,137	$31,763,996	$30,482,778	$5,406,481

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$1,691,941	$—	$—	$—
Cash pledged
Collateral — exchange-traded options written	—	—	7,820,000	—
Collateral — OTC derivatives	969,000	—	—	—
Futures contracts	3,687,000	85,000	4,613,000	—
Centrally cleared swaps	699,000	1,400,000	2,983,000	408,000
Foreign currency at value	277,983	17,535	1,475	—

	$7,324,924	$1,502,535	$15,417,475	$408,000

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

138	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BHK
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19

Net asset value, beginning of period	$10.89	$15.47	$16.45		$15.32	$15.79		$14.08

Net investment income(a)	0.56	0.64	0.72		0.72	0.22		0.66
Net realized and unrealized gain (loss)	0.47	(4.40)	(0.65)		1.24	(0.36)		1.82

Net increase (decrease) from investment operations	1.03	(3.76)	0.07		1.96	(0.14)		2.48

Distributions(b)
From net investment income	(0.54)	(0.69)	(0.80)		(0.64)	(0.27)		(0.73)
From net realized gain	—	(0.11)	(0.25)		(0.19)	(0.04)		(0.04)
Return of capital	(0.36)	(0.02)	—		—	(0.02)		—

Total distributions	(0.90)	(0.82)	(1.05)		(0.83)	(0.33)		(0.77)

Net asset value, end of period	$11.02	$10.89	$15.47		$16.45	$15.32		$15.79

Market price, end of period	$10.91	$10.38	$16.51		$16.30	$14.58		$14.56

Total Return(c)
Based on net asset value	10.12%	(24.44)%	0.50	%(d)	13.24%	(0.75	)%(e)	18.86%

Based on market price	14.38%	(32.52)%	8.25%		17.90%	2.43	%(e)	20.09%

Ratios to Average Net Assets(f)
Total expenses	3.69%	1.95%	0.85%		0.91%	1.42	%(g)(h)	1.72%

Total expenses after fees waived and/or reimbursed	3.69%	1.95%	0.85%		0.90%	1.42	%(g)	1.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.88%	0.90%	0.81%		0.75%	0.79	%(g)	0.77%

Net investment income	5.23%	5.13%	4.50%		4.52%	4.15	%(g)	4.63%

Supplemental Data
Net assets, end of period (000)	$594,983	$588,071	$835,314		$886,970	$826,349		$851,650

Borrowings outstanding, end of period (000)	$292,808	$387,219	$405,522		$296,921	$271,749		$273,621

Portfolio turnover rate(i)	133%	104%	54%		69%	21%		27%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.45%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19
Portfolio turnover rate (excluding MDRs)	81%	76%	34%	55%	11%	27%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	139

Financial Highlights (continued)
(For a share outstanding throughout each period)

	HYT(a)

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19

Net asset value, beginning of period	$9.25	$11.99	$11.95	$11.91	$11.82		$11.90

Net investment income(b)	0.69	0.67	0.76	0.79	0.25		0.79
Net realized and unrealized gain (loss)	0.72	(2.42)	0.21	0.18	0.22		(0.01)

Net increase (decrease) from investment operations	1.41	(1.75)	0.97	0.97	0.47		0.78

Distributions(c)
From net investment income	(0.68)	(0.60)	(0.80)	(0.82)	(0.35)		(0.86)
Return of capital	(0.25)	(0.26)	(0.13)	(0.11)	(0.03)		—

Total distributions	(0.93)	(0.86)	(0.93)	(0.93)	(0.38)		(0.86)

Dilutive effect of rights offer (Note 11)	—	(0.13)	—	—	—		—

Net asset value, end of period	$9.73	$9.25	$11.99	$11.95	$11.91		$11.82

Market price, end of period	$9.43	$8.74	$12.34	$11.43	$11.20		$10.51

Total Return(d)
Based on net asset value	16.80%	(15.71)%	8.42%	9.57%	4.28	%(e)	8.06%

Based on market price	19.80%	(22.62)%	16.66%	11.45%	10.28	%(e)	6.86%

Ratios to Average Net Assets(f)
Total expenses	3.35%	1.89%	1.35%	1.50%	1.92	%(g)(h)	2.19%

Total expenses after fees waived and/or reimbursed	3.35%	1.89%	1.34%	1.49%	1.92	%(g)	2.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.91%	0.91%	0.93%	0.94%	0.93	%(g)	0.92%

Net investment income	7.34%	6.61%	6.30%	7.06%	6.39	%(g)	6.87%

Supplemental Data
Net assets, end of period (000)	$1,388,600	$1,319,444	$1,465,171	$1,456,907	$1,451,868		$1,440,436

Borrowings outstanding, end of period (000)	$596,000	$529,000	$647,000	$685,000	$607,000		$486,000

Asset coverage, end of period per $1,000 of bank borrowings(i)	$3,330	$3,494	$3,265	$3,127	$3,392		$3,965

Portfolio turnover rate	62%	45%	54%	82%	20%		64%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.95%.
(i)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

140	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTZ

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended 10/31/19

Net asset value, beginning of period	$11.19	$15.10	$15.71	$14.97	$14.94		$13.72

Net investment income(a)	0.67	0.77	0.85	0.84	0.13		0.79
Net realized and unrealized gain (loss)	0.74	(3.76)	(0.45)	0.91	0.15		1.25

Net increase (decrease) from investment operations	1.41	(2.99)	0.40	1.75	0.28		2.04

Distributions(b)
From net investment income	(0.63)	(0.70)	(0.86)	(0.85)	(0.23)		(0.79)
Return of capital	(0.38)	(0.22)	(0.15)	(0.16)	(0.02)		(0.03)

Total distributions	(1.01)	(0.92)	(1.01)	(1.01)	(0.25)		(0.82)

Net asset value, end of period	$11.59	$11.19	$15.10	$15.71	$14.97		$14.94

Market price, end of period	$10.32	$10.10	$15.05	$14.71	$13.98		$13.55

Total Return(c)
Based on net asset value	14.24%	(19.50)%	2.73%	12.78%	2.02	%(d)	16.17%

Based on market price	12.70%	(27.10)%	9.36%	13.07%	5.05	%(d)	23.34%

Ratios to Average Net Assets(e)
Total expenses	3.98%	1.79%	1.12%	1.35%	1.68	%(f)(g)	2.26%

Total expenses after fees waived and/or reimbursed	3.97%	1.79%	1.12%	1.35%	1.68	%(f)	2.25%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.03%	0.94%	0.94%	0.94%	0.92	%(f)	1.08%

Net investment income	5.99%	6.22%	5.49%	5.69%	5.29	%(f)	5.57%

Supplemental Data
Net assets, end of period (000)	$1,082,092	$1,045,886	$1,412,147	$1,468,153	$1,554,828		$1,551,243

Borrowings outstanding, end of period (000)	$590,829	$589,324	$587,017	$614,172	$577,231		$568,461

Portfolio turnover rate(h)	155%	42%	20%	34%	2%		18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.70%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19	Year Ended 10/31/19
Portfolio turnover rate (excluding MDRs)	93%	42%	20%	34%	2%	18%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BGT

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended 10/31/19

Net asset value, beginning of period	$12.43	$13.44	$13.40	$14.10	$13.95		$14.33

Net investment income(a)	1.22	0.82	0.65	0.66	0.12		0.80
Net realized and unrealized gain (loss)	0.53	(1.08)	0.17	(0.47)	0.26		(0.37)

Net increase (decrease) from investment operations	1.75	(0.26)	0.82	0.19	0.38		0.43

Distributions(b)
From net investment income	(1.22)	(0.75)	(0.66)	(0.69)	(0.23)		(0.81)
Return of capital	(0.06)	—	(0.12)	(0.20)	—		—

Total distributions	(1.28)	(0.75)	(0.78)	(0.89)	(0.23)		(0.81)

Net asset value, end of period	$12.90	$12.43	$13.44	$13.40	$14.10		$13.95

Market price, end of period	$12.38	$10.94	$13.99	$11.79	$12.87		$12.42

Total Return(c)
Based on net asset value	15.69%	(1.32)%	6.43%	2.83%	2.89	%(d)	4.00%

Based on market price	26.14%	(16.56)%	25.91%	(0.88)%	5.48	%(d)	4.31%

Ratios to Average Net Assets(e)
Total expenses	3.04%	2.20%	1.61%	1.72%	2.11	%(f)	2.41%

Total expenses after fees waived and/or reimbursed	3.03%	2.20%	1.60%	1.70%	2.11	%(f)	2.41%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.09%	1.17%	1.19%	1.17%	1.28	%(f)	1.16%

Net investment income	9.57%	6.40%	4.82%	5.13%	5.23	%(f)	5.68%

Supplemental Data
Net assets, end of period (000)	$287,821	$277,978	$300,712	$300,126	$323,708		$321,091

Borrowings outstanding, end of period (000)	$97,000	$91,000	$143,000	$129,000	$130,000		$123,000

Asset coverage, end of period per $1,000 of bank borrowings(g)	$3,967	$4,055	$3,103	$3,327	$3,490		$3,610

Portfolio turnover rate	25%	16%	50%	65%	6%		53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

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Notes to Financial Statements

1. ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed‑end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of HYT Subsidiary LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of HYT. The Taxable Subsidiary enables HYT to hold certain pass-through investments and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for HYT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. Taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities. HYT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $8,042, which is less than 0.01% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to HYT.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex‑dividend dates. Non‑cash dividends, if any, are recorded on the ex‑dividend dates at fair value. Dividends from foreign securities where the ex‑dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex‑dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment‑in‑kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.
ForeignTaxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex‑dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non‑taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•
Exchange-traded funds (“ETFs”) and closed‑end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed‑end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open‑end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

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Notes to Financial Statements (continued)

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over‑the‑counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s‑length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach
(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii)   recapitalizations and other transactions across the capital structure; and
(iii)  market multiples of comparable issuers.

Income approach
(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii)   quoted prices for similar investments or assets in active markets; and
(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach
(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii)  relevant news and other public sources; and
(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of December 31, 2023, certain investments of HYT were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non‑agency mortgage-backed securities are securities issued by non‑governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non‑agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

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Notes to Financial Statements (continued)

generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non‑income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non‑investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked‑to‑market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BHK	OMNIA Partners LLC	$2,817	$2,789	$2,833	$44

					$44

BTZ	Action Environmental Group, Inc.	$11,999	$11,909	$12,029	120

					$120

BGT	Action Environmental Group, Inc.	$58,993	$58,551	$59,141	590

					$590

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may

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purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked‑to‑market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark‑to‑market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non‑cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re‑pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non‑performance.
Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended December 31, 2023, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate
BHK	$320,570,251.67	5.12%
BTZ	589,334,161.29	5.22
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re‑pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all.

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As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non‑Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount
BHK
Barclays Capital, Inc.	$(16,865,881)	$16,865,881		$—		$—
BNP Paribas SA	(97,416,126)	97,416,126		—		—
BofA Securities, Inc.	(29,785,965)	29,785,965		—		—
Goldman Sachs & Co. LLC	(16,131,902)	16,131,902		—		—
J.P. Morgan Securities LLC	(9,855,395)	9,855,395		—		—
Merrill Lynch International	(303,245)	303,245		—		—
Nomura Securities International, Inc.	(40,575,353)	40,575,353		—		—
Royal Bank of Canada.	(68,685,065)	68,685,065		—		—
TD Securities (USA) LLC	(13,188,990)	13,188,990		—		—

	$(292,807,922)	$292,807,922		$—		$—

(a)
Net collateral, including accrued interest, if any, with a value of $309,618,093 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non‑Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount
BTZ
Barclays Capital, Inc.	$(31,884,641)	$31,884,641		$—		$—
BNP Paribas SA	(60,917,619)	60,917,619		—		—
BofA Securities, Inc.	(152,178,843)	152,178,843		—		—
Goldman Sachs & Co. LLC	(24,712,712)	24,712,712		—		—
J.P. Morgan Securities LLC	(10,780,858)	10,780,858		—		—
Merrill Lynch International	(952,353)	952,353		—		—
Nomura Securities International, Inc.	(25,081,295)	25,081,295		—		—
RBC Capital Markets, LLC	(44,137,467)	44,137,467		—		—
TD Securities (USA) LLC	(240,183,638)	240,183,638		—		—

	$(590,829,426)	$590,829,426		$—		$—

(a)
Net collateral, including accrued interest, if any, with a value of $646,622,051 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked‑to‑market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non‑deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•
Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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•
Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark‑to‑market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non‑cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re‑pledge or use cash and non‑cash collateral it receives. A Trust generally agrees not to use non‑cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non‑performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, BHK, BTZ and BGT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.

	BHK	BTZ	BGT
Investment advisory fees	0.50%	0.62%	0.75%
For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.

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The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.
With respect to each Trust, the Manager entered into separate sub‑advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK and BTZ, BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub‑Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub‑adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees: BHK, HYT and BGT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BHK, HYT and BGT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BHK, HYT and BGT’s common shares and a portion of such commission is re‑allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2023 amounted to $0.
Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BHK	$5,636
HYT	1,138
BTZ	7,051
BGT	123
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGT	$21,349
Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
7. PURCHASES AND SALES
For the year ended December 31, 2023, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BHK	$44,938,619	$109,656,957	$1,161,058,988	$1,229,449,549
HYT	—	—	1,175,936,298	1,168,137,136
BTZ	—	—	2,608,268,780	2,637,321,290
BGT	—	—	102,991,547	93,837,150
For the year ended December 31, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales
BHK	$471,878,861	$471,833,865
BTZ	1,044,091,890	1,043,563,461
8. INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

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Notes to Financial Statements (continued)

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non‑deductible expenses were reclassified to the following accounts:

Trust Name	Paid‑in Capital	Accumulated Earnings (Loss)
HYT	$(949)	$949
The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/23	Year Ended 12/31/22
BHK
Ordinary income	$29,123,925	$37,647,546
Long-term capital gains	—	5,704,634
Return of capital	19,226,456	969,019

	$48,350,381	$44,321,199

HYT
Ordinary income	$98,129,727	$75,141,728
Return of capital	35,266,158	32,825,998

	$133,395,885	$107,967,726

BTZ
Ordinary income	$59,066,496	$65,195,451
Return of capital	35,061,131	21,102,257

	$94,127,627	$86,297,708

BGT
Ordinary income	$27,396,917	$16,820,514
Return of capital	1,235,218	—

	$28,632,135	$16,820,514

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non‑Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late‑Year Ordinary Losses(c)	Total
BHK	$(99,713,074)	$(40,501,261)	$(157,383)	$(140,371,718)
HYT	(257,494,631)	(5,070,397)	—	(262,565,028)
BTZ	(93,705,915)	(19,382,546)	(62,503)	(113,150,964)
BGT	(31,648,106)	(7,402,373)	—	(39,050,479)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax‑basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency and futures contracts, accounting for swap agreements, timing and recognition of partnership income, amortization methods for premiums on fixed income securities, the accrual of income on securities in default, classification of investments, tax deferral of losses on straddles and the deferral of compensation to trustees.

(c)	The Trust has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BHK	$955,437,323	$22,894,283	$(63,078,758)	$(40,184,475)
HYT	1,960,111,583	63,349,221	(67,070,178)	(3,720,957)
BTZ	1,741,317,321	62,774,657	(81,338,075)	(18,563,418)
BGT	393,573,044	3,317,972	(10,497,654)	(7,179,682)

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Notes to Financial Statements (continued)

9. BANK BORROWINGS
BGT and HYT are party to a senior committed secured, 360‑day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360‑days written notice to HYT and BGT. As of period end, HYT and BGT have not received any notice to terminate. HYT and BGT has granted a security interest in substantially all of their assets to SSB.
The SSB Agreement allows for the maximum commitment amounts of $758,000,000 for HYT and $157,000,000 for BGT.
Prior to March 9, 2023, maximum commitment amounts were $732,000,000 for HYT and $168,000,000 for BGT.
Advances will be made by SSB to BGT and HYT, at HYT and BGT’s option of (a) Daily Simple SOFR plus 0.80% or (b) One Month Term SOFR plus 0.80%. SOFR and One Month Term SOFR are subject to a 0% floor.
In addition, BGT and HYT paid a commitment fee (based on the daily unused portion of the commitments). Advances to BGT and HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.
BGT and HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding borrowings is less than 300%.
For the year ended December 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
HYT	$613,000,000	$545,950,685	5.91%
BGT	99,000,000	90,578,082	5.91
10. PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

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Notes to Financial Statements (continued)

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark‑to‑market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non‑payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
LIBOR Transition Risk: The Trusts may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory

N O T E S T O F I N A N C I A L S T A T E M E N T S	155

Notes to Financial Statements (continued)

fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.
11. CAPITAL SHARE TRANSACTIONS
BHK, BTZ and BGT is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
As of the close of business on September 20, 2022, HYT issued transferrable rights to its Common Shareholders of record, entitling the holders of those rights to subscribe for shares of HYT’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every five rights held (1‑for‑5). The Offer expired on October 13, 2022. HYT received from the Offer gross proceeds of $167,749,786 for the issuance of 20,382,720 Common Shares. The rights offering resulted in $(0.13) or (1.42)% of NAV dilution since the Common Shares were issued below HYT’s NAV. HYT received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.
BHK, HYT and BGT have filed a prospectus with the SEC allowing them to issue an additional 15,000,000, 19,617,820 and 11,000,000 Common Shares, respectively, through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, BHK, HYT and BGT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). For the period end December 31, 2023, BHK, HYT and BGT did not issue any Common Shares. As of period end December 31, 2023, 15,000,000, 19,617,820 and 11,000,000 Common Shares, respectively, remain available for issuance under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BHK, HYT and BGT in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid‑in‑capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Year Ended
	12/31/23	12/31/22
BHK	—	17,666
HYT	—	101,463
BGT	—	2,386
The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended December 31, 2023, BHK and HYT did not repurchase any shares.
The total cost of the shares repurchased is reflected in BGT’s and BTZ’s Statements of Changes in Net Assets. For the period shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ
	Shares	Amounts
Year Ended December 31, 2023	182,646	$1,823,893

	BGT
	Shares	Amounts
Year Ended December 31, 2023	55,022	$624,592
For the year ended December 31, 2023, shares issued and outstanding remained constant for BHK and HYT.
For the year ended December 31, 2022, shares issued and outstanding remained constant for BTZ.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

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Notes to Financial Statements (continued)

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BHK	01/02/24	01/12/24	01/31/24	$0.074600
	02/01/24	02/15/24	02/29/24	0.074600
HYT	01/02/24	01/12/24	01/31/24	0.077900
	02/01/24	02/15/24	02/29/24	0.077900
BTZ	01/02/24	01/12/24	01/31/24	0.083900
	02/01/24	02/15/24	02/29/24	0.083900
BGT	01/02/24	01/12/24	01/31/24	0.120280
	02/01/24	02/15/24	02/29/24	0.120280

N O T E S T O F I N A N C I A L S T A T E M E N T S	157

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust (the “Funds”), including the schedules of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights of BlackRock Corporate High Yield Fund, Inc. are consolidated for all periods presented. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc.	For each of the four years in the period ended December 31, 2023, for the period from September 1, 2019 through December 31, 2019, and for the year ended August 31, 2019

BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust	For each of the four years in the period ended December 31, 2023, for the period from November 1, 2019 through December 31, 2019, and for the year ended October 31, 2019
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
Boston, Massachusetts
February 26, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Trust Name	Qualified Dividend Income
BHK	$2,889,922
HYT	1,378,717
BTZ	9,078,831
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

Trust Name	Federal Obligation Interest
HYT	$7,500
BTZ	54,447
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends‑Received Deduction
BHK	5.13%
HYT	0.98
BTZ	7.56
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Trust Name	Interest Dividends
BHK	$27,913,438
HYT	97,670,313
BTZ	47,995,668
BGT	27,156,905
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Trust Name	Interest- Related Dividends
BHK	$21,548,903
HYT	80,901,124
BTZ	27,251,097
BGT	20,645,126

I M P O R T A N T T A X I N F O R M A T I O N	159

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2022.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
BlackRock Core Bond Trust (BHK)
The Trust’s investment objective is to provide current income and capital appreciation.
As a non‑fundamental policy, under normal market conditions, the Trust invests at least 80% of its assets in bonds. Bonds held by the Trust may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. Under current market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, mortgage-related securities and U.S. government and agency debt securities. The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies. The Trust may invest directly in securities or synthetically through the use of derivatives.
The Trust will also invest in bonds that, in the opinion of BlackRock Advisors, LLC (the “Manager”) and BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and collectively with the Manager and BIL, the “Advisors”), the Trust’s sub‑advisors, are underrated or undervalued or have the potential for above-average current income and capital appreciation. Underrated bonds are those whose ratings do not, in Advisors’ opinion, reflect their true creditworthiness. Undervalued bonds are bonds that, in the opinion of the Advisors, are worth more than the value assigned to them in the marketplace. The Advisors may at times believe that bonds associated with a particular market sector (for example, mortgage-related securities), or issued by a particular issuer, are undervalued. The Advisors may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Advisors consider undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Bonds of particular issuers (for example, the Federal Home Loan Mortgage Association) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of bonds of the market sector for reasons that do not apply to the particular bonds that are considered undervalued. The Trust’s investment in underrated or undervalued bonds will be based on the Advisors’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Trust may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Trust invests primarily in investment grade bonds. Under normal market conditions, the Trust invests at least 75% of its total managed assets in investment grade quality bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency) by one nationally recognized rating agency or are unrated but judged to be of comparable quality by the Advisors. Bonds that are rated by two or more nationally recognized rating agencies will be considered to have the higher credit rating. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher rated bonds. The Trust may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by the Advisors. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The lowest rated bonds in which the Trust may invest are securities rated in the category “C” or determined by the Advisors to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Advisors may consider such factors as the Advisors’ assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.
The Trust may also invest in securities of other open- or closed‑end investment companies that invest primarily in bonds of the types in which the Trust may invest directly.
As part of the management of the Trust, the Advisors manage the effective duration of the Trust’s portfolio. The target duration of the Trust’s portfolio may change from time to time.
The Advisors may, but are not required to, when consistent with the Trust’s investment objective, use various strategic investment transactions to earn income, facilitate portfolio management and mitigate risks, including currency risk. The Trust may purchase and sell derivative instruments such as exchange-listed and over‑the‑counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust’s portfolio, or establish positions in the

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derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust’s total managed assets will be committed to variation margin for Strategic Transactions for non‑hedging purposes.
During temporary defensive periods and in order to keep the Trust fully invested, the Trust may invest up to 100% of its total managed assets in short-term investments. The Trust may not achieve its investment objective under these circumstances.
Leverage: The Trust currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Trust may borrow from banks or other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Advisors may from time to time determine.
Borrowings may be made by the Trust through dollar roll transactions.The Trust may enter into derivative securities transactions that have leverage embedded in them.
Although the Trust is authorized to issue preferred shares, the Trust anticipates that under current market conditions it will not offer preferred shares.
BlackRock Corporate High Yield Fund, Inc. (HYT)
The Trust’s primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940 Act, as amended (the “Investment Company Act”)).
The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or lower by S&P Global Ratings (“S&P”) or BB or lower by Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the sub‑advisor to the Trust, to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives. The Trust may invest in securities of any maturity.
Under normal market conditions, the Trust invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. This is a non‑fundamental policy and may be changed by the Board of Directors of the Trust provided that stockholders are provided with at least 60 days’ prior written notice of any change, unless such change was previously approved by shareholders, as required by the rules under the Investment Company Act.
High yield securities include high yield bonds (commonly referred to as “junk bonds”), corporate loans, mortgage-related securities, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Advisors to be of comparable quality. The high yield securities in which the Trust invests may also include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.
The Trust may receive warrants or other non‑income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Trust. The Trust may continue to hold such securities until, in the Advisors’ judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.
Although the Trust will invest primarily in below investment grade securities, other than with respect to Distressed Securities (described below), it will not invest in securities in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) unless the Advisors believe that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.
The Trust may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality (“Distressed Securities”).
The Trust may invest, without limitation, in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units (“Non‑U.S. Securities”).
The Trust may invest up to 25% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions (“Corporate Loans”). The Corporate Loans in which the Trust may invest may be rated below investment grade (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.
The Trust may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non‑convertible preferred securities. The convertible debt securities and preferred securities in which the Trust may invest may be rated below investment grade by the established rating services (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.
The Trust may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Trust may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Trust also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.
The Trust may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.
The Trust has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

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The Trust may engage in various portfolio strategies both to seek to increase its return and to hedge its portfolio against movements in interest rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling.
Leverage: The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust generally will not utilize leverage if it anticipates that the Trust’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Trust could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Trust may also leverage through the use of reverse repurchase agreements.
There can be no assurance that the Trust will borrow in order to leverage its assets or, if it does, what percentage of the Trust’s assets such borrowings will represent. The Trust does not currently anticipate issuing any preferred stock.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Credit Allocation Income Trust (BTZ)
The investment objective of the Trust is to seek current income, current gains and capital appreciation.
The Trust, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The trust may invest directly in securities or synthetically through the use of derivatives.
The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.
The Trust may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
The Trust may invest in zero‑coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.
The Trust may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.
The Trust may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in

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a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Under normal market conditions, the Trust may invest without limitation in securities rated below investment grade at the time of purchase. However, it is anticipated, under current market conditions, that the Trust will have an average credit quality of at least investment grade.
Securities rated below investment grade include securities that are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub‑advisor, to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.
The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust’s relative share price volatility.
Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective(s) will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.
Under normal market conditions, up to 50% of the Trust’s Managed Assets may be invested in non‑U.S. securities, which may include securities denominated in U.S. dollars or in non‑U.S. currencies or multinational currency units. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust may also invest in non‑U.S. securities of so‑called emerging market issuers. A company is deemed to be a non‑U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.
The Trust may make short sales of securities. However, the Trust may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets, or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
During periods in which the Advisors determine that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending reinvestment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.
The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in short-term debt securities.
The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.
The Trust may enter into interest rate swap or cap transactions.
The Trust may, but is not required to, use various strategic transactions to facilitate portfolio management, mitigate risks and enhance total return. Although the Advisors seek to use the practices to further the Trust’s investment objective, no assurance can be given that these practices will achieve this result.

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The Trust may purchase and sell derivative instruments such as exchange listed and over‑the‑counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. These derivative instruments may be transacted on an exchange or over‑the‑counter. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”
The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns.
Leverage: The Trust uses leverage to seek to obtain its investment objective. The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, these objectives cannot be achieved in all interest rate environments. The Trust may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Borrowings may be made by the Trust through dollar roll transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust is able to issue preferred shares.
BlackRock Floating Rate Income Trust (BGT)
The Trust’s investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust will pursue its objectives by investing in a global portfolio of floating rate securities, including investing a significant amount in U.S. and non‑U.S. senior secured floating rate loans (“Senior Loans”). Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily LIBOR, plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes of borrowers.
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non‑U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust may invest directly in securities or synthetically through the use of derivatives. The Trust will provide shareholders with notice at least 60 days prior to changing this non‑fundamental policy of the Trust unless such change was previously approved by shareholders. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non‑U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-related and asset-backed securities. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Under normal market conditions, the Trust expects its portfolio to have a duration of no more than 1.5 years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, a hypothetical portfolio with a duration of 1.5 years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 1.5%; if interest rates increase by 1%, the net asset value will decrease by 1.5%. If this portfolio were leveraged, its net asset value, in the example, may fall more than 1.5% because changes in the net asset value of the Trust are borne entirely by the common shareholders.
Under current market conditions, the Trust expects that substantially all of its portfolio will consist of below investment grade debt securities, commonly referred to as “junk bonds,” rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors’), the Trust’s sub‑advisor. S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. ( “Fitch”) consider securities rated below BBB‑ to be below investment grade and Moody’s Investors Service, Inc. (“Moody’s”) considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to issuers’ capacity to pay interest and repay principal. The remainder of the Trust’s assets will be invested in investment grade debt securities. The Trust may invest in individual securities of any credit quality.
The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non‑U.S. dollar-denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. The Trust will not invest 25% or more of its Managed Assets in securities issued or guaranteed by any non‑U.S. government, its agencies, instrumentalities or corporations. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

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The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in non‑U.S. securities.
The Trust may invest in illiquid securities and securities for which prices are not readily available without limit. The Trust may implement various temporary “defensive” strategies at times when the Advisor determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and high-quality, short-term debt securities.
Leverage: The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust may borrow through reverse repurchase agreements, dollar rolls and other investment techniques. The Trust also has the ability to utilize leverage through the issuance of preferred shares.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
Risk Factors
This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed‑end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage-and Asset-Backed Securities Risks (BHK, BTZ and BGT):Mortgage-and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These

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securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
U.S. Government Mortgage-Related Securities Risk (BTZ): There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMAsecurities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.
U.S. Government Obligations Risk (BHK, BTZ and BGT):Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non‑payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Senior Loans Risk (BGT): There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non‑payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.
Risks of Loan Assignments and Participations (BHK): As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.
Corporate Loans Risk (HYT and BTZ): Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (‘SOFR”), the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.
Variable and Floating Rate Instrument Risk (BGT): Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Distressed Securities Risk (HYT): Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Collateralized Bond Obligations Risk (BTZ):The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
Collateralized Debt Obligations Risk(BTZ): In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating

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Investment Objectives, Policies and Risks (continued)

organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Zero Coupon Securities Risk(BTZ): While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Capital Trusts Risk(BTZ):These securities are subject to interest rate risk and credit risk.
Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

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The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

•
The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.

Emerging Markets Risk (BTZ and BGT): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Sovereign Debt Risk (BGT): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Equity Securities Risk(HYT): Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Preferred Securities Risk (BHK, HYTand BTZ): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk (BHK, HYT and BTZ): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of

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its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Warrants Risk (BHK and HYT): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

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Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

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Market Ris — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

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Counterparty Risk – Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

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Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

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Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

Structured Notes Risk (HYT): Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

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the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

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Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BHK, BTZ and BGT): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
Short Sales Risk (HYT and BTZ): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.
Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Securities Lending Risk (BTZ):Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.
Investment Companies and ETFs Risk (BHK and HYT): Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID‑19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism Risk: Shareholder activism involving closed‑end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

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Shareholder Update (unaudited)

The following information is presented for BHK, HYT and BGT, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N‑2.
Summary of Expenses
BlackRock Core Bond Trust (BHK)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BHK’s common shares.

BHK
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.03%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.77%
Other expenses	2.92
Miscellaneous	0.11
Interest expense(e)	2.81
Total annual expenses	3.69
Fee waivers(d)	—
Total annual Trust operating expenses after fee waivers(d)	3.69

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BHK. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BHK currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.50% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BHK (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

(d)
BHK and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BHK’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BHK pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BHK (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BHK or a majority of the outstanding voting securities of BHK), upon 90 days’ written notice by BHK to the Manager.

(e)
BHK uses leverage in the form of reverse repurchase agreements representing 33.0% of managed assets at an annual interest expense to BHK of 5.1%, which is based on current market conditions. The actual amount of interest expense borne by BHK will vary over time in accordance with the level of BHK’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of BHK for accounting purposes.

The following example illustrates BHK’s expenses (including the sales load of $10.00 and offering costs of $0.26) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.69% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$47	$122	$199	$400
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BHK’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

170	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update (unaudited) (continued)

BlackRock Corporate High Yield Fund, Inc. (HYT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in HYT’s common shares.

HYT
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.01%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.85%
Other expenses	2.50
Miscellaneous	0.06
Interest expense(e)	2.44
Total annual expenses	3.35
Fee waivers(d)	—
Total annual Trust operating expenses after fee waivers(d)	3.35

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by HYT. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
HYT currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.60% based on an aggregate of (i) HYT’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage (together, “average daily Managed Assets”).

(d)
HYT and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of HYT’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees HYT pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by HYT (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Directors”)) or a majority of the outstanding voting securities of HYT), upon 90 days’ written notice by HYT to the Manager.

(e)
HYT uses leverage in the form of a credit facility in an amount equal to approximately 30.0% of HYT’s Managed Assets as of December 31, 2023. The interest expense borne by HYT will vary over time in accordance with the level of HYT’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of HYT for accounting purposes.

The following example illustrates HYT’s expenses (including the sales load of $10.00 and offering costs of $0.14) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.35% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$44	$112	$183	$370
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. HYT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	171

Shareholder Update (unaudited) (continued)

BlackRock Floating Rate Income Trust (BGT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BGT’s common shares.

BGT
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.08%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.99%
Other expenses	2.05
Miscellaneous	0.11
Interest expense(e)	1.94
Acquired fund fees and expenses(f)	0.01
Total annual expenses(f)	3.05
Fee waivers(d)	(0.01)
Total annual Trust operating expenses after fee waivers(d)	3.04

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BGT. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if direct the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BGT currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.75% of the average weekly value of BGT’s Managed Assets. “Managed Assets” means the total assets of BGT (including any assets attributable to money borrowed for investment purposes) minus the sum of BGT’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BGT and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BGT’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BGT pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BGT (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BGT (the “Independent Trustees”) or a majority of the outstanding voting securities of BGT), upon 90 days’ written notice by BGT to the Manager.

(e)
BGT uses leverage in the form of a credit facility in an amount equal to approximately 25.2% of BGT’s Managed Assets as of December 31, 2023. The interest expense borne by BGT will vary over time in accordance with the level of BGT’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BGT for accounting purposes.

(f)
The total annual expenses do not correlate to the ratios to average net assets shown in BGT’s Financial Highlights for the year ended December 31, 2023, which do not include acquired fund fees and expenses.

The following example illustrates BGT’s expenses (including the sales load of $10.00 and offering costs of $0.84) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.04% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$41	$104	$169	$344
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BGT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update (unaudited) (continued)

Share Price Data
The following tables summarize each Trust’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BHK — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2023	$10.97	$9.14	$11.10	$9.70	(1.17)%	(5.77)%	13,106,334
September 30, 2023	10.90	9.85	10.89	10.12	0.09	(2.67)	8,953,910
June 30, 2023	11.06	10.21	11.19	10.75	(1.16)	(5.02)	10,756,216
March 31, 2023	11.68	10.51	11.77	11.01	(0.76)	(4.54)	11,042,755
December 31, 2022	11.18	9.56	11.50	10.39	(2.78)	(7.99)	12,378,547
September 30, 2022	12.40	10.00	12.41	10.84	(0.08)	(7.75)	9,598,611
June 30, 2022	13.12	10.52	13.83	11.81	(5.13)	(10.92)	13,665,047
March 31, 2022	16.27	12.53	15.29	13.56	6.41	(7.60)	14,876,344
As of December 31, 2023, BHK’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.91, $11.02, and (1.00)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
HYT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2023	$9.56	$8.24	$9.74	$8.87	(1.85)%	(7.10)%	32,227,355
September 30, 2023	9.28	8.56	9.41	9.45	(1.38)	(9.47)	31,818,726
June 30, 2023	8.92	8.41	9.39	9.29	(5.01)	(9.47)	27,453,053
March 31, 2023	9.43	8.28	9.85	9.13	(4.26)	(9.31)	39,760,103
December 31, 2022	9.14	8.15	9.62	9.03	(4.99)	(9.75)	39,558,757
September 30, 2022	10.26	8.46	10.29	9.15	(0.29)	(7.54)	28,960,746
June 30, 2022	11.08	9.10	11.20	9.62	(1.07)	(5.41)	24,910,668
March 31, 2022	12.22	9.98	11.98	10.79	2.00	(7.51)	30,947,672
As of December 31, 2023, HYT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $9.43, $9.73, and (3.08)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BGT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2023	$12.38	$11.27	$12.90	$12.68	(4.03)%	(11.12)%	5,951,411
September 30, 2023	12.28	11.54	12.95	12.79	(5.17)	(9.77)	5,739,597
June 30, 2023	11.68	10.98	12.70	12.48	(8.03)	(12.02)	5,217,738
March 31, 2023	11.75	10.78	12.84	12.45	(8.49)	(13.41)	5,543,181
December 31, 2022	11.68	10.60	12.44	12.21	(6.11)	(13.19)	5,568,336
September 30, 2022	12.17	10.77	12.79	12.17	(4.85)	(11.50)	4,013,597
June 30, 2022	12.95	10.80	13.27	12.37	(2.41)	(12.69)	6,146,663
March 31, 2022	14.13	11.82	13.57	12.91	4.13	(8.44)	5,978,514
As of December 31, 2023, BGT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $12.38, $12.90, and (4.03)%, respectively.
Common shares of each Trust have historically traded at both a premium and discount to NAV.
Shares of closed‑end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

S H A R E H O L D E R U P D A T E	173

Shareholder Update (unaudited) (continued)

Senior Securities
The following tables set forth information regarding HYT’s and BGT’s outstanding senior securities as of the end of each Trust’s last ten fiscal years, as applicable. Each of HYT’s and BGT’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

HYT — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	(a)		Liquidation Preference	Average Market Value (000)	(b)	Type of Senior Security
December 31, 2023	$596,000	$3,330		$	N/A	$545,951		Bank Borrowings
December 31, 2022	529,000	3,494			N/A	517,616		Bank Borrowings
December 31, 2021	647,000	3,265			N/A	647,367		Bank Borrowings
December 31, 2020	685,000	3,127			N/A	598,918		Bank Borrowings
December 31, 2019	607,000	3,392			N/A	555,492		Bank Borrowings
August 31, 2019	486,000	3,965			N/A	569,559		Bank Borrowings
August 31, 2018	647,000	3,292			N/A	666,948		Bank Borrowings
August 31, 2017	649,000	3,382			N/A	579,521		Bank Borrowings
August 31, 2016	604,000	3,472			N/A	568,839		Bank Borrowings
August 31, 2015	631,000	3,419			N/A	696,756		Bank Borrowings

BGT — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage(a)	Liquidation Preference		Average Market Value (000)(b)	Type of Senior Security
December 31, 2023	$97,000	$3,967	$	N/A	$90,578	Bank Borrowings
December 31, 2022	91,000	4,055		N/A	121,677	Bank Borrowings
December 31, 2021	143,000	3,103		N/A	134,068	Bank Borrowings
December 31, 2020	129,000	3,327		N/A	122,934	Bank Borrowings
December 31, 2019	130,000	3,490		N/A	122,426	Bank Borrowings
October 31, 2019	123,000	3,610		N/A	128,378	Bank Borrowings
October 31, 2018	142,000	3,389		N/A	144,490	Bank Borrowings
October 31, 2017	150,000	3,287		N/A	138,255	Bank Borrowings
October 31, 2016	148,000	3,304		N/A	117,885	Bank Borrowings
October 31, 2015	104,000	4,225		N/A	129,575	Bank Borrowings

(a)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

(b)	Represents the average daily amount outstanding for loans under the revolving credit agreements.

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Shareholder Update (unaudited) (continued)

The financial highlights table is intended to help the shareholder to understand BHK’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BHK.

	BHK

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$14.96	$15.25	$14.29	$15.24		$14.05

Net investment income(a)	0.72	0.76	0.79	0.86		0.87
Net realized and unrealized gain (loss)	(0.82)	(0.27)	1.01	(0.73)		1.23

Net increase (decrease) from investment operations	(0.10)	0.49	1.80	0.13		2.10

Distributions(b)
From net investment income	(0.78)	(0.78)	(0.84)	(1.04)		(0.91)
In excess of net investment income(c)	—	—	—	(0.04)		—

Total distributions	(0.78)	(0.78)	(0.84)	(1.08)		(0.91)

Net asset value, end of year	$14.08	$14.96	$15.25	$14.29		$15.24

Market price, end of year	$12.85	$14.10	$14.33	$12.63		$13.64

Total Return(d)
Based on net asset value	(0.24)%	3.88%	13.67%	1.62%		16.09	%(e)

Based on market price	(3.40)%	4.20%	20.85%	0.35%		16.78%

Ratios to Average Net Assets
Total expenses	1.60%	1.16%	0.97%	0.95	%(f)	1.06	%(f)

Total expenses after fees waived and/or reimbursed	1.60%	1.16%	0.97%	0.95	%(f)	1.02	%(f)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.82%	0.78%	0.78%	0.82	%(f)	0.91	%(f)

Net investment income	4.99%	5.19%	5.48%	5.83%		5.84%

Supplemental Data
Net assets, end of year (000)	$759,385	$806,848	$822,549	$770,822		$412,078

Borrowings outstanding, end of year (000)	$316,216	$289,078	$288,239	$303,651		$168,301

Portfolio turnover rate(g)	28%	32%	35%	55%		82%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.
(f)
Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 8/31/18	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14
Portfolio turnover rate (excluding MDRs)	N/A	32%	35%	51%	48%

S H A R E H O L D E R U P D A T E	175

Shareholder Update (unaudited) (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand HYT’s financial performance for the periods presented. Certain information reflects financial results for a single common share of HYT.

	HYT

	Year Ended 08/31/18	Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$12.22	$11.79		$12.06		$13.47		$12.62

Net investment income(a)	0.83	0.85		0.82		0.87		0.98
Net realized and unrealized gain (loss)	(0.31)	0.47		(0.10)		(1.31)		0.91

Net increase (decrease) from investment operations	0.52	1.32		0.72		(0.44)		1.89

Distributions from net investment income(b)	(0.84)	(0.89)		(0.99)		(0.97)		(1.04)

Net asset value, end of year	$11.90	$12.22		$11.79		$12.06	(c)	$13.47

Market price, end of year	$10.70	$11.13		$10.88		$9.97		$12.07

Total Return(d)
Based on net asset value	5.25%	12.41	%(e)	7.76%		(2.40	)%(c)	16.21%

Based on market price	3.91%	10.94%		20.29%		(9.96)%		15.58%

Ratios to Average Net Assets(e)
Total expenses(f)	1.99%	1.54%		1.39	%(g)	1.37%		1.35	%(g)

Total expenses after fees waived and/or reimbursed(f)	1.99%	1.54%		1.39%		1.37%		1.35	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(f)	0.94%	0.91%		0.93%		0.96%		0.98	%(g)

Net investment income(f)	6.88%	7.04%		7.30%		6.88%		7.40%

Supplemental Data
Net assets, end of year (000)	$1,482,422	$1,545,622		$1,492,948		$1,527,307		$1,705,422

Borrowings outstanding, end of year (000)	$647,000	$649,000		$604,000		$631,000		$723,000

Asset coverage, end of year per $1,000	$3,292	$3,382		$3,472		$3,419		$3,359

Portfolio turnover rate	65%	75%		66%		57%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14
Investments in underlying funds	0.01%	0.04%	0.11%	—%	—%

(g)
Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

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Shareholder Update (unaudited) (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BGT’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BGT.

	BGT

	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15 (a)	Year Ended 10/31/14 (a)

Net asset value, beginning of year	$14.49		$14.41	$14.18	$14.57	$14.79

Net investment income(b)	0.76		0.73	0.74	0.78	0.84
Net realized and unrealized gain (loss)	(0.21)		0.12	0.19	(0.36)	(0.22)

Net increase (decrease) from investment operations	0.55		0.85	0.93	0.42	0.62

Distributions from net investment income(c)	(0.71)		(0.77)	(0.70)	(0.81)	(0.84)

Net asset value, end of year	$14.33		$14.49	$14.41	$14.18	$14.57

Market price, end of year	$12.72		$14.31	$13.58	$12.77	$13.18

Total Return(d)
Based on net asset value	4.25%		6.13%	7.27%	3.54%	4.60%

Based on market price	(6.30)%		11.21%	12.25%	3.08%	(0.89)%

Ratios to Average Net Assets
Total expenses	2.29	%(e)	1.92%	1.58%	1.55%	1.52%

Total expenses after fees waived and/or reimbursed	2.29	%(e)	1.92%	1.58%	1.54%	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.21	%(e)	1.20%	1.16%	1.19%	1.18%

Net investment income	5.27	%(e)	5.02%	5.29%	5.37%	5.71%

Supplemental Data
Net assets, end of year (000)	$339,096		$342,890	$340,944	$335,444	$344,668

Borrowings outstanding, end of year (000)	$142,000		$150,000	$148,000	$104,000	$145,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,389		$3,287	$3,304	$4,225	$3,377

Portfolio turnover rate	57%		63%	47%	42%	64%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

S H A R E H O L D E R U P D A T E	177

Automatic Dividend Reinvestment Plan

Pursuant to BHK, HYT, BTZ and BGT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BHK, HYT, BTZ and BGT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un‑invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BHK, HYT, BTZ and BGT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699‑1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non‑ Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	179

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Non‑Management Interested Trustee(a)(f)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Arthur P. Steinmetz 1958	Trustee (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

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Trustee and Officer Information (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co‑Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by‑laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by‑laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case‑by‑case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(f)
Mr. Steinmetz is currently classified as a non‑management interested Trustee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Trustee effective January 19, 2024.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed‑end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	181

Trustee and Officer Information (continued)

Further information about the BHK’s, HYT’s and BGT’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441‑7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trusts.

Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Trusts.

Effective January 19, 2024, Arthur Steinmetz became an Independent Trustee of the Trusts.

Effective May 31, 2023, James Keenan is no longer a portfolio manager of BGT.

Effective May 31, 2023, James Keenan is no longer a portfolio manager of BHK.

Effective May 31, 2023, James Keenan is no longer a porfolio manager of HYT.

Effective May 31, 2023, David Delbos became a porfolio manager of HYT. Mr. Delbos has been employed by BlackRock since 2002.

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Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 12, 2023 for shareholders of record on May 15, 2023, to elect trustee nominees for each Trust. There were no broker non‑votes with regard to any of the Trusts.
Shareholders elected the Class I Trustees as follows:

Trust Name	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHK	38,789,411	1,619,432	36,794,451	3,614,392	38,898,233	1,510,610	38,783,179	1,625,664
BTZ	67,138,400	4,100,994	66,007,104	5,232,290	68,131,685	3,107,709	68,031,837	3,207,557
BGT	13,718,143	889,308	13,693,274	914,177	13,731,336	876,115	13,709,681	897,770
For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.
Shareholders elected the Class I Trustees as follows:

Trust Name	Cynthia L. Egan		Lorenzo A. Flores		Stayce D. Harris		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
HYT	91,084,397	4,552,576	91,320,814	4,316,159	91,045,537	4,591,436	91,147,192	4,489,781
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Robert Fairbairn, J. Phillip Holloman, R. Glenn Hubbard, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year‑end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non‑taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

A D D I T I O N A L I N F O R M A T I O N	183

Additional Information (continued)

General Information
BTZ does not make available copies of its Statements of Additional Information because BTZ’s shares are not continuously offered, which means that the Statement of Additional Information of BTZ has not been updated after completion of BTZ’s offerings and the information contained in BTZ’s Statement of Additional Information may have become outdated.
BHK’s, HYT’s and BGT’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling (800)‑882‑0052.
The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by‑laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day‑to‑day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e‑mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BHK, HYT and BGT only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BHK, HYT and BGT only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BHK, HYT and BGT only, prospectuses, annual and semi-annual reports, Rule 30e‑3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882‑0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N‑PORT. The Trusts’ Forms N‑PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12‑month period ended June 30 is available without charge, upon request (1) by calling (800) 882‑0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed‑end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

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Additional Information (continued)

Shelf Offering Program
From time to time, BHK, HYT and BGT may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BHK, HYT and BGT may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BHK’s, HYT’s and BGT’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BHK, HYT and BGT to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BHK, HYT and BGT filed final prospectuses with the SEC in connection with its Shelf Offering on February 9, 2022, December 29, 2022 and January 3,2023, respectively. This report and the prospectuses of BHK, HYT and BGT are not offers to sell BHK, HYT and BGT Common Shares or solicitations of an offer to buy BHK, HYT and BGT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BHK, HYT and BGT contain important information about BHK, HYT and BGT, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BHK, HYT and BGT carefully and in their entirety before investing. Copies of the final prospectuses for BHK, HYT and BGT can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non‑public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non‑public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non‑affiliated third parties any non‑public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non‑affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non‑public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non‑public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub‑Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited(a)	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Trusts
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02114	Wilmington, DE 19809

(a) For BHK and BTZ.

A D D I T I O N A L I N F O R M A T I O N	185

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment‑in‑Kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SG	Syncora Guarantee

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

TBA	To‑Be‑Announced

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Want to know more?
blackrock.com | 800‑882‑0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXBOND‑12/23‑AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Trust	$72,726	$69,972	$6,000	$0	$16,744	$16,100	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Trust	$23,151	$16,531

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised David Delbos, Managing Director at BlackRock, Mitchell S. Garfin, CFA, Managing Director at BlackRock and Carly Wilson, Managing Director at BlackRock. Messrs. Delbos and Garfin and Ms. Wilson are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Delbos and Garfin and Ms. Wilson have been members of the Fund’s management team since 2018.

Portfolio Manager	Biography

David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

Mitchell S. Garfin, CFA	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.

Carly Wilson	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2018; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.

(a)(2) As of December 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Delbos	29	25	116	0	0	5
	$35.99 Billion	$10.67 Billion	$16.36 Billion	$0	$0	$642.4 Million
Mitchell S. Garfin, CFA	27	25	129	0	0	5
	$36.97 Billion	$10.56 Billion	$16.46 Billion	$0	$0	$642.4 Million
Carly Wilson	13	10	13	0	0	0
	$8.17 Billion	$1.20 Billion	$1.25 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Delbos and Garfin and Ms. Wilson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos and Garfin and Ms. Wilson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark

David Delbos Mitchell S. Garfin, CFA	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Carly Wilson	A combination of market-based indices (e.g. ICE BofA 3-Month U.S. Treasury Bill Index).

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in

BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Delbos	None
Mitchell S. Garfin, CFA	None
Carly Wilson	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies --Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

(d) Consent of Independent Registered Public Accounting Firm

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: February 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Trust

Date: February 23, 2024